UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4978
                                                     ---------------------

                            Columbia Funds Trust XI
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end: September 30, 2004
                                           ------------------

                  Date of reporting period: March 31, 2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                COLUMBIA DIVIDEND
                                   INCOME FUND

                                Semiannual Report
                                 March 31, 2004


[photo of woman sitting and reading]


[LOGO]:
COLUMBIA FUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP

Table of Contents

Fund Profile ............................... 1

Performance Information .................... 2

Economic Update ............................ 3

Portfolio Managers' Report ................. 4

Financial Statements ....................... 6

   Investment Portfolio .................... 7

   Statement of Assets and Liabilities .....11

   Statement of Operations .................12

   Statement of Changes in Net Assets ......13

   Notes to Financial Statements ...........16

   Financial Highlights ....................21

Important Information
About This Report ..........................27

Columbia Funds .............................28



Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



TO OUR FELLOW SHAREHOLDERS

                                                   Columbia Dividend Income Fund

DEAR SHAREHOLDER:
We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

o APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

o VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,


/s/ Thomas C. Theobald                      /s/ J. Kevin Connaughton

Thomas C. Theobald                          J. Kevin Connaughton
Chairman, Board of Trustees                 President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

Fund Profile

                                                   Columbia Dividend Income Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

Top 10 holdings as of 03/31/04 (%)
----------------------------------------------
   Citigroup                    5.1
   Exxon Mobil                  3.4
   ConocoPhillips               3.1
   BP PLC                       3.1
   US Bancorp                   3.1
   Verizon Communications       2.7
   JP Morgan Chase              2.5
   Public Service Enterprise
     Group                      2.4
   National City                2.4
   SBC Communications           2.3
==============================================



Top 5 sectors as of 03/31/04 (%)
----------------------------------------------
   Financials                  32.0
   Energy                      14.0
   Industrials                 10.5
   Consumer staples             8.7
   Telecommunication services   7.0
==============================================

Sector breakdown and portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 03/31/2004.

[SIDEBAR DATA]:


Summary

o For the six-month period that ended March 31, 2004, the fund's class A shares returned 15.26% without sales charge.

o The fund was slightly ahead of the average return of its peer group, the Lipper Equity Income Funds Category. The fund's return was below its benchmark, the Russell 1000 Value Index.

o A favorable environment for stocks helped the fund generate a double-digit return. The move toward dividend-paying securities further enhanced performance, especially during the second half of the reporting period.

             Class A shares                     Russell 1000 Value Index
                 15.26%                                  17.65%
            artwork: arrow up                       artwork: arrow up


                                    Objective
                            Seeks current income and
                              capital appreciation

                                Total net assets
                                 $199.8 million

Morningstar style box

Style/Value
Size/Large

Performance Information

                                                   Columbia Dividend Income Fund

Value of a $10,000 investment 03/04/98 - 03/31/04


                  Class A shares         Class A shares        Russell 1000
             without sales charge      with sales charge        Value Index        S&P 500 Index

03/1998                   $10,000                $ 9,425            $10,000              $10,000
                           10,230                  9,642             10,565               10,530
                           10,170                  9,585             10,636               10,636
                            9,760                  9,199             10,478               10,453
                            9,635                  9,081             10,612               10,878
                            9,425                  8,883             10,426               10,763
                            7,864                  7,412              8,874                9,206
                            8,555                  8,063              9,384                9,796
                            9,625                  9,071             10,111               10,593
                            9,835                  9,269             10,582               11,235
                           10,262                  9,672             10,942               11,882
                           10,302                  9,710             11,030               12,379
                           10,072                  9,492             10,874               11,994
                           10,489                  9,885             11,099               12,473
                           11,351                 10,698             12,136               12,956
                           11,431                 10,774             12,002               12,650
                           11,693                 11,021             12,350               13,352
                           11,251                 10,604             11,988               12,936
                           10,759                 10,141             11,544               12,872
                           10,097                  9,516             11,141               12,520
                            9,936                  9,365             11,783               13,312
                            9,885                  9,317             11,691               13,582
                           10,266                  9,676             11,747               14,382
                            9,876                  9,308             11,364               13,660
                            9,704                  9,146             10,519               13,402
                           11,088                 10,450             11,803               14,713
                           11,191                 10,548             11,666               14,270
                           11,409                 10,753             11,788               13,978
                           10,965                 10,335             11,250               14,323
                           10,839                 10,216             11,390               14,099
                           11,460                 10,801             12,024               14,975
                           11,481                 10,821             12,134               14,184
                           12,033                 11,341             12,433               14,125
                           11,665                 10,994             11,971               13,012
                           12,549                 11,828             12,571               13,075
                           13,644                 12,859             12,619               13,540
                           13,227                 12,467             12,268               12,305
                           12,856                 12,117             11,835               11,525
                           13,677                 12,891             12,415               12,420
                           13,856                 13,060             12,694               12,503
                           13,565                 12,785             12,413               12,200
                           13,530                 12,752             12,386               12,080
                           12,804                 12,067             11,890               11,324
                           11,590                 10,923             11,053               10,409
                           11,935                 11,249             10,958               10,608
                           12,971                 12,225             11,594               11,421
                           13,555                 12,775             11,868               11,522
                           13,135                 12,379             11,777               11,353
                           13,160                 12,403             11,795               11,134
                           13,737                 12,947             12,353               11,553
                           13,502                 12,726             11,930               10,853
                           13,317                 12,552             11,989               10,773
                           12,168                 11,468             11,301               10,006
                           11,081                 10,444             10,250                9,226
                           11,218                 10,573             10,328                9,286
                            9,759                  9,198              9,180                8,277
                           10,564                  9,956              9,860                9,005
                           11,237                 10,590             10,481                9,535
                           10,759                 10,140             10,026                8,976
                           10,449                  9,848              9,783                8,741
                            9,879                  9,311              9,522                8,609
                            9,882                  9,313              9,538                8,693
                           10,616                 10,005             10,378                9,409
                           11,449                 10,791             11,048                9,905
                           11,700                 11,027             11,186               10,032
                           11,612                 10,944             11,353               10,208
                           11,775                 11,098             11,530               10,408
                           11,611                 10,943             11,417               10,297
                           12,037                 11,345             12,116               10,880
                           12,125                 11,428             12,281               10,976
                           13,028                 12,279             13,037               11,551
                           13,179                 12,422             13,266               11,763
                           13,469                 12,695             13,550               11,927
03/2004                    13,379                 12,610             13,429               11,742


All results shown assume reinvestment of distributions. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The S&P 500 Index was the fund's previous benchmark. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information is from March 4, 1998.

Average annual total return as of 03/31/04 (%)
-------------------------------------------------------------------------------------------------------------------
   Share class                A                B               C               G                T              Z
===================================================================================================================
   Inception              11/25/02         11/25/02        11/25/02        03/04/98         03/04/98       03/04/98
===================================================================================================================
   Sales charge        without with     without with    without with    without with     without with       without
===================================================================================================================
   6-month (cumulative) 15.26   8.69     14.74   9.74    14.75  13.75    14.73   9.73     15.20  8.63       15.45
   1-year               35.44  27.72     34.20  29.20    34.24  33.24    34.34  29.34     35.31 27.60       35.80
   5-year                4.99   3.75      4.20   3.86     4.18   4.18     4.17   3.66      4.97  3.73        5.46
   Life                  4.91   3.89      4.23   4.10     4.22   4.22     4.21   4.07      4.89  3.87        5.39
===================================================================================================================

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year
- 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C contingent deferred sales charge of 1% for the first year only. For class G shares, the contingent deferred sales charge for the holding period after purchase is as follows: through the first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% sales charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception. The returns shown for class T and G shares include the returns of Retail A Shares (for class T) and Retail B Shares (for class G) of the Galaxy fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the Fund and the date the Galaxy fund merged into the existing fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy fund for periods prior to November 25, 2002, the date on which class T and class G shares were initially offered by the fund. Retail A Shares and Retail B Shares of the Galaxy fund were initially offered on March 4, 1998. The returns for class Z shares include returns of Trust shares of the Galaxy fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund. Trust Shares were initially offered by the Galaxy fund on March 4, 1998.

[SIDEBAR DATA]:


Performance of a $10,000 investment
03/04/98 - 03/31/04 ($)
----------------------------------------------
   sales charge: without       with
==============================================
   Class A       13,379       12,610
   Class B       12,863       12,763
   Class C       12,850       12,850
   Class G       12,846       12,746
   Class T       13,365       12,597
   Class Z       13,753         n/a
==============================================

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Economic Update

                                                   Columbia Dividend Income Fund

The US economy moved ahead during the six-month reporting period that began October 1, 2003 and ended March 31, 2004. A burst of strength in the third quarter of 2003, for which annualized GDP was reported at 8.2%, was followed by fourth quarter growth of 4.1%. GDP growth for first quarter of 2004 was 4.2%

Although job growth was slow to catch on, the economy showed signs of improvement on all fronts. Consumer spending rose as a sizeable package of tax cuts, implemented in 2003, gave disposable income a boost. Low interest rates spurred a new round of mortgage refinancing late in the period, which further enhanced household income. Consumer confidence slipped late in the period as the outlook for the labor market remained clouded despite a significant pick-up in the number of new jobs added to the labor market in March. Nevertheless, housing and retail sales showed steady gains throughout the period.

After two years of holding back on spending, the business sector began to show signs of improvement late in 2003. Business spending on technology-related items rose as corporate profits improved. Spending on capital equipment also picked up.

US STOCKS HEADED HIGHER
The US stock market snapped a three-year losing streak in 2003, but its rate of return slowed early in 2004 in response to a mixed job outlook and renewed fears concerning terrorism. The S&P 500 Index returned 14.08% for this six-month period as most sectors of the market continued to benefit from rising corporate profits. Small company stocks were even stronger. The Russell 2000 Index, which measures small-cap stock performance, returned 21.69% for the period.

BONDS DELIVERED RESPECTABLE GAINS
A growing economy continued to boost investor enthusiasm for high-yield bonds, which led the fixed-income markets during the period. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 8.21%. However, high-yield bonds slipped in the second half of this reporting period. US Treasury bonds gained ground and other segments of the bond market also delivered respectable gains as interest rates declined. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, returned 2.98%. However, money market fund yields remained below 1%, as the Federal Reserve kept short-term interest rates at their historical lows.

[SIDEBAR DATA]:


Summary
For the six-month period
ended March 31, 2004


o The US stock market benefited from a pick-up in economic growth and an increase in corporate profits. Small-cap stocks led the way. The S&P 500 Index and the Russell 2000 Index posted double-digit returns this period.

              S&P 500 Index                           Russell Index
                 14.08%                                  21.69%
            artwork: arrow up                       artwork: arrow up

o Performance in the fixed-income universe was led by high-yield bonds. As measured by the Merrill Lynch US High Yield, Cash Pay Index, this sector posted a return more than five percentage points higher than the return for investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index.

            Merrill Lynch Index                       Lehman Index
                  8.21%                                   2.98%
            artwork: arrow up                       artwork: arrow up

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 2000 Index is an unmanaged market capitalization weighted index that tracks the performance of 2000 small companies.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

Portfolio Managers' Report

                                                   Columbia Dividend Income Fund

For the six-month period ended March 31, 2004, class A shares of Columbia Dividend Income Fund returned 15.26% without sales charge. The fund's performance was lower than its benchmark, the Russell 1000 Value Index, which returned 17.65% for the same period. The fund was slightly ahead of the average return of the Lipper Equity Income Funds Category, which was 15.02%.(1) A favorable environment for stocks helped the fund generate double-digit performance. A shift in strategy to emphasize dividends as a component of total return further aided performance, especially in the final months of the period.

THE FUND'S TIMELY TRANSFORMATION
As the period began, the fund was in the process of redefining its investment approach. Effective October 27, 2003, the Board of Trustees changed the fund's investment goal to seek current income and capital appreciation. In the first two months of the period, the move toward dividend-paying securities caused the fund to underperform. Investors were more interested in speculative companies and their turnaround potential in an economic recovery. This investment theme was dominant throughout most of 2003. However, by December 1, at which time the fund's transformation was complete, investors began to shift away from these lower-quality companies, and the relative performance of high quality, dividend-paying stocks improved dramatically. The March dividend was increased from $0.022 to $0.061 for Class A shares.

RESHAPING THE FUND
During the period, we sold our positions in non dividend-paying stocks such as Accenture and Celestica. We used the proceeds to invest in companies with the ability to generate high levels of free cash flow. Cash flow is the amount of net cash a company generates, including depreciation, but after subtracting taxes. This orientation led us to the tobacco group, where we bought Altria Group (the former Philip Morris), R.J. Reynolds Tobacco Holdings and UST, each of which yielded over 5% during the period. Among our energy holdings, we cut back on oil service stocks in favor of integrated oil companies such as Exxon Mobil and British Petroleum. We bolstered our positions in insurance stocks, which typically feature high dividend yields and relatively low valuations. We also diversified our holdings in real estate investment trusts (REITs) away from office properties and into residential and mixed REITs such as AvalonBay Communities, Vornado Realty Trust and Kimco Realty.

BENEFITING FROM THE NEW TAX LAW
The fund benefited from corporate America's increasing comfort with higher dividend payouts. When taxes on corporate dividends were

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.




[SIDEBAR DATA]:



Net asset value per share
as of 03/31/04 ($)
----------------------------------------------
   Class A                     10.56
   Class B                     10.35
   Class C                     10.34
   Class G                     10.34
   Class T                     10.56
   Class Z                     10.56
==============================================



Distributions declared per share
as of 10/01/03 - 03/31/04 ($)
----------------------------------------------
   Class A                     0.11
   Class B                     0.07
   Class C                     0.07
   Class G                     0.06
   Class T                     0.10
   Class Z                     0.13
==============================================



Holdings discussed in this report
as of 03/31/04 (%)
----------------------------------------------
   Altria Group                 1.5
   R.J. Reynolds Tobacco
     Holdings                   0.7
   UST                          0.3
   Exxon Mobil                  3.4
   BP PLC                       3.1
   AvalonBay Communities        0.5
   Vornado Realty Trust         0.6
   Kimco Realty                 0.6
   PepsiCo                      1.1
   Waste Management             2.1
==============================================


Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

                                                   Columbia Dividend Income Fund

reduced sharply in the summer of 2003, many companies concluded that increasing their dividends represented a more effective use of capital than repurchasing their shares. Many major companies, including fund holdings PepsiCo and Waste Management, soon announced significant increases in their payout levels.

We believe that these dividend increases by major firms are part of a long-term trend toward higher payouts. Companies in the S&P 500 now pay out, on average, only 34% of their earnings as dividends. We would not be surprised to see a return to the historical range of 45-50%.

PREPARING FOR THE NEXT STAGE OF THE ECONOMIC CYCLE
Investors should be aware that the economic recovery may be entering a new phase. During the past several quarters, corporate margins have expanded rapidly, as businesses have increased their production and built back their inventories from depleted levels. At this point, however, we doubt that margins have the potential to go much higher, suggesting that the rate of earnings growth in the next few quarters may not match that of the year gone by. In such an environment, dividends could assume greater importance as a component of total return, a setting that is potentially favorable to the fund.

[PHOTO]: Scott Davis

Scott Davis has co-managed Columbia Dividend Income Fund since November 2001 and has been with the advisor and its predecessors since 1985.

/s/ Scott Davis

[PHOTO]: Richard Dahlberg

Richard Dahlberg, CFA, has co-managed the fund since October 2003 and has been with the advisor since September 2003.

/s/ Richard Dahlberg

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

[SIDEBAR]:


Going forward, we believe that dividends could assume greater importance as a component of total return, a setting that could be potentially favorable to the fund.

FINANCIAL STATEMENTS
March 31, 2004

                                                   Columbia Dividend Income Fund

            A guide to understanding your fund's financial statements

                                              --------------------------------------------------------------------------------------
                      Investment Portfolio    The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                                              --------------------------------------------------------------------------------------
       Statement of Assets and Liabilities    This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                              --------------------------------------------------------------------------------------
                   Statement of Operations    This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                              --------------------------------------------------------------------------------------
        Statement of Changes in Net Assets    This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period.
                                              The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

                                              --------------------------------------------------------------------------------------
             Notes to Financial Statements    These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                                              --------------------------------------------------------------------------------------
                      Financial Highlights    The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).


INVESTMENT PORTFOLIO
March 31, 2004 (unaudited)

                                                   Columbia Dividend Income Fund

Common Stocks - 98.2%
CONSUMER DISCRETIONARY - 6.2%
                                                                                                          Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------------
                        Automobiles - 1.2%        General Motors Corp.                                    50,000     2,355,000
                                                                                                Automobiles Total    2,355,000

                                                  ------------------------------------------------------------------------------
      Hotels, Restaurants & Leisure - 1.8%        Harrah's Entertainment, Inc.                            30,000     1,646,700
                                                  Wendy's International, Inc.                             48,000     1,953,120
                                                                              Hotels, Restaurants & Leisure Total    3,599,820

                                                  ------------------------------------------------------------------------------
       Leisure Equipment & Products - 0.9%        Mattel, Inc.                                           100,000     1,844,000
                                                                               Leisure Equipment & Products Total    1,844,000

                                                  ------------------------------------------------------------------------------
                              Media - 1.8%        Belo Corp., Class A                                     35,000       971,600
                                                  Clear Channel Communications, Inc.                      12,000       508,200
                                                  McGraw-Hill Companies, Inc.                             26,000     1,979,640
                                                                                                      Media Total    3,459,440

                                                  ------------------------------------------------------------------------------
                   Specialty Retail - 0.5%        Limited Brands                                          52,000     1,040,000
                                                                                           Specialty Retail Total    1,040,000
                                                                                                                   ------------
                                                                                     CONSUMER DISCRETIONARY TOTAL   12,298,260
CONSUMER STAPLES - 8.7%
--------------------------------------------------------------------------------------------------------------------------------
                          Beverages - 1.1%        PepsiCo, Inc.                                           42,000     2,261,700
                                                                                                  Beverages Total    2,261,700

                                                  ------------------------------------------------------------------------------
                      Food Products - 2.0%        ConAgra Foods, Inc.                                    148,000     3,987,120
                                                                                              Food Products Total    3,987,120

                                                  ------------------------------------------------------------------------------
                 Household Products - 3.1%        Clorox Co.                                              60,000     2,934,600
                                                  Kimberly-Clark Corp.                                    52,000     3,281,200
                                                                                         Household Products Total    6,215,800

                                                  ------------------------------------------------------------------------------
                            Tobacco - 2.5%        Altria Group, Inc.                                      54,000     2,940,300
                                                  R.J. Reynolds Tobacco Holdings, Inc.                    24,000     1,452,000
                                                  UST, Inc.                                               14,000       505,400
                                                                                                    Tobacco Total    4,897,700
                                                                                                                   ------------
                                                                                           CONSUMER STAPLES TOTAL   17,362,320
ENERGY - 14.0%
--------------------------------------------------------------------------------------------------------------------------------
        Energy Equipment & Services - 1.2%        Halliburton Co.                                         80,000     2,431,200
                                                                                Energy Equipment & Services Total    2,431,200

                                                  ------------------------------------------------------------------------------
                         Oil & Gas - 12.8%        BP PLC, ADR                                            122,000     6,246,400
                                                  ChevronTexaco Corp.                                     48,000     4,213,440
                                                  ConocoPhillips                                          90,000     6,282,900
                                                  Exxon Mobil Corp.                                      164,000     6,820,760
                                                  Royal Dutch Petroleum Co., N.Y. Registered Shares       40,000     1,903,200
                                                                                                  Oil & Gas Total   25,466,700
                                                                                                                   ------------
                                                                                                     ENERGY TOTAL   27,897,900



See notes to investment portfolio.

7

March 31, 2004 (unaudited)

                                                   Columbia Dividend Income Fund

Common Stocks - (continued)
FINANCIALS - 32.0%
                                                                                                          Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------------
                    Capital Markets - 4.8%        Bank of New York Co., Inc.                              78,000     2,457,000
                                                  Eaton Vance Corp.                                       26,000       991,120
                                                  Federated Investors, Inc., Class B                      32,000     1,005,760
                                                  J.P. Morgan Chase & Co.                                120,000     5,034,000
                                                                                            Capital Markets Total    9,487,880

                                                  ------------------------------------------------------------------------------
                   Commercial Banks - 8.5%        National City Corp.                                    132,000     4,696,560
                                                  U.S. Bancorp                                           225,000     6,221,250
                                                  Wachovia Corp.                                          52,000     2,444,000
                                                  Wells Fargo & Co.                                       64,000     3,626,880
                                                                                           Commercial Banks Total   16,988,690

                                                  ------------------------------------------------------------------------------
                   Consumer Finance - 0.9%        MBNA Corp.                                              68,000     1,878,840
                                                                                           Consumer Finance Total    1,878,840

                                                  ------------------------------------------------------------------------------
     Diversified Financial Services - 5.1%        Citigroup, Inc.                                        198,000    10,236,600
                                                                             Diversified Financial Services Total   10,236,600

                                                  ------------------------------------------------------------------------------
                          Insurance - 7.1%        Chubb Corp.                                             40,000     2,781,600
                                                  Lincoln National Corp.                                  94,000     4,448,080
                                                  Marsh & McLennan Companies, Inc.                        29,000     1,342,700
                                                  Travelers Property Casualty Corp., Class B             150,000     2,590,500
                                                  Willis Group Holdings Ltd.                              30,000     1,116,000
                                                  XL Capital Ltd., Class A                                26,000     1,977,040
                                                                                                  Insurance Total   14,255,920

                                                  ------------------------------------------------------------------------------
                        Real Estate - 4.1%        Archstone-Smith Trust, REIT                             40,000     1,180,400
                                                  AvalonBay Communities, Inc., REIT                       20,000     1,071,600
                                                  Equity Office Properties Trust, REIT                   125,000     3,611,250
                                                  Kimco Realty Corp., REIT                                22,000     1,121,560
                                                  Vornado Realty Trust, REIT                              20,000     1,209,600
                                                                                                Real Estate Total    8,194,410

                                                  ------------------------------------------------------------------------------
         Thrifts & Mortgage Finance - 1.5%        Fannie Mae                                              40,000     2,974,000
                                                                                 Thrifts & Mortgage Finance Total    2,974,000
                                                                                                                   ------------
                                                                                                 FINANCIALS TOTAL   64,016,340
HEALTH CARE - 6.0%
--------------------------------------------------------------------------------------------------------------------------------
   Health Care Providers & Services - 1.5%        Aetna, Inc.                                             34,000     3,050,480
                                                                           Health Care Providers & Services Total    3,050,480

                                                  ------------------------------------------------------------------------------
                    Pharmaceuticals - 4.5%        Abbott Laboratories                                     50,000     2,055,000
                                                  Bristol-Myers Squibb Co.                                86,000     2,083,780
                                                  Merck & Co., Inc.                                       42,000     1,855,980
                                                  Pfizer, Inc.                                            86,000     3,014,300
                                                                                            Pharmaceuticals Total    9,009,060
                                                                                                                   ------------
                                                                                                HEALTH CARE TOTAL   12,059,540



See notes to investment portfolio.

8

March 31, 2004 (unaudited)

                                                   Columbia Dividend Income Fund

Common Stocks - (continued)
INDUSTRIALS - 10.5%
                                                                                                          Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------------
                Aerospace & Defense - 4.4%        Boeing Co.                                              24,000       985,680
                                                  Goodrich Corp.                                          78,000     2,189,460
                                                  Honeywell International, Inc.                           88,000     2,978,800
                                                  United Technologies Corp.                               30,000     2,589,000
                                                                                        Aerospace & Defense Total    8,742,940

                                                  ------------------------------------------------------------------------------
                  Building Products - 1.0%        Masco Corp.                                             70,000     2,130,800
                                                                                          Building Products Total    2,130,800

                                                  ------------------------------------------------------------------------------
     Commercial Services & Supplies - 2.1%        Waste Management, Inc.                                 140,000     4,225,200
                                                                             Commercial Services & Supplies Total    4,225,200

                                                  ------------------------------------------------------------------------------
           Industrial Conglomerates - 1.9%        Textron, Inc.                                           70,000     3,720,500
                                                                                   Industrial Conglomerates Total    3,720,500

                                                  ------------------------------------------------------------------------------
                          Machinery - 1.1%        Deere & Co.                                             32,000     2,217,920
                                                                                                  Machinery Total    2,217,920
                                                                                                                   ------------
                                                                                                INDUSTRIALS TOTAL   21,037,360
INFORMATION TECHNOLOGY - 4.1%
--------------------------------------------------------------------------------------------------------------------------------
           Communications Equipment - 1.4%        Nokia Oyj, ADR                                         140,000     2,839,200
                                                                                   Communications Equipment Total    2,839,200

                                                  ------------------------------------------------------------------------------
            Computers & Peripherals - 0.8%        Diebold, Inc.                                           32,000     1,539,840
                                                                                    Computers & Peripherals Total    1,539,840

                                                  ------------------------------------------------------------------------------
                        IT Services - 1.9%        Automatic Data Processing, Inc.                         90,000     3,780,000
                                                                                                IT Services Total    3,780,000
                                                                                                                   ------------
                                                                                     INFORMATION TECHNOLOGY TOTAL    8,159,040
MATERIALS - 3.9%
--------------------------------------------------------------------------------------------------------------------------------
                          Chemicals - 2.3%        Air Products & Chemicals, Inc.                          44,000     2,205,280
                                                  E.I. du Pont de Nemours & Co.                           56,000     2,364,320
                                                                                                  Chemicals Total    4,569,600

                                                  ------------------------------------------------------------------------------
            Paper & Forest Products - 1.6%        MeadWestvaco Corp.                                      70,000     1,980,300
                                                  Weyerhaeuser Co.                                        18,000     1,179,000
                                                                                    Paper & Forest Products Total    3,159,300
                                                                                                                   ------------
                                                                                                  MATERIALS TOTAL    7,728,900
TELECOMMUNICATION SERVICES - 7.0%
--------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 7.0%     BellSouth Corp.                                        140,000     3,876,600
                                                  SBC Communications, Inc.                               190,000     4,662,600
                                                  Verizon Communications, Inc.                           150,000     5,481,000
                                                                     Diversified Telecommunication Services Total   14,020,200
                                                                                                                   ------------
                                                                                 TELECOMMUNICATION SERVICES TOTAL   14,020,200
UTILITIES - 5.8%
--------------------------------------------------------------------------------------------------------------------------------
                 Electric Utilities - 3.5%        Consolidated Edison, Inc.                              100,000     4,410,000
                                                  TXU Corp.                                               90,000     2,579,400
                                                                                         Electric Utilities Total    6,989,400
                                                  ------------------------------------------------------------------------------



See notes to investment portfolio.

9

March 31, 2004 (unaudited)

                                                                                      Columbia Dividend Income Fund

Common Stocks - (continued)
UTILITIES - (continued)
                                                                                                          Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power - 2.3%        Public Service Enterprise Group, Inc.                  100,000     4,698,000
                                                                        Multi-Utilities & Unregulated Power Total    4,698,000
                                                                                                                   ------------
                                                                                                  UTILITIES TOTAL   11,687,400
                                                                                                                   ------------
                                                  TOTAL COMMON STOCKS (Cost of $176,851,662)                       196,267,260
Preferred Stock - 1.0%
MATERIALS - 1.0%
--------------------------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 1.0%        Freeport-McMoRan Copper & Gold, Inc., 5.500% (a)
                                                  (Cost of $2,000,000)                                     2,000     1,952,500
Short-Term Obligation - 0.2%
                                                                                                           Par($)
--------------------------------------------------------------------------------------------------------------------------------
                                                  Repurchase agreement with State Street
                                                  Bank & Trust Co., dated 03/31/04, due 04/01/04
                                                  at 0.960%, collateralized by a U.S. Treasury Bond
                                                  maturing 11/15/21, market value of $457,085
                                                  (repurchase proceeds $447,012) (Cost of $447,000)      447,000       447,000


                                                  Total Investments - 99.4%
                                                  (Cost of $179,298,662) (b)                                       198,666,760

                                                  Other Assets & Liabilities, Net - 0.6%                             1,117,387

                                                  Net Assets - 100.0%                                              199,784,147

NOTES TO INVESTMENT PORTFOLIO:

(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the value of this security amounted to $1,952,500, which represents 1.0% of net assets.

(b) Cost for both financial statement and federal income tax purposes is the same.

   ACRONYM                   NAME
   -------                   ----
      ADR         American Depositary Receipt
     REIT        Real Estate Investment Trust

See notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES
March 31, 2004 (unaudited)

                                                   Columbia Dividend Income Fund

                                                                                                                           ($)
--------------------------------------------------------------------------------------------------------------------------------
                                   Assets:        Investments, at cost                                             179,298,662
                                                                                                                  -------------
                                                  Investments, at value                                            198,666,760

                                                  Cash                                                               2,000,731
                                                  Receivable for:
                                                    Investments sold                                                   828,901
                                                    Fund shares sold                                                   782,904
                                                    Interest                                                                12
                                                    Dividends                                                          400,606
                                                  Deferred Trustees' compensation plan                                  13,235
                                                  Other assets                                                          51,941
                                                                                                                  -------------
                                                                                                     Total Assets  202,745,090
                                                  ------------------------------------------------------------------------------
                              Liabilities:        Payable for:
                                                    Investments purchased                                            1,892,559
                                                    Fund shares repurchased                                            793,400
                                                    Investment advisory fee                                            127,247
                                                    Administration fee                                                  10,950
                                                    Transfer agent fee                                                  76,711
                                                    Pricing and bookkeeping fees                                         1,121
                                                    Trustees' fees                                                         123
                                                    Custody fee                                                          6,496
                                                    Distribution and service fees                                       39,101
                                                  Deferred Trustees' fees                                               13,235
                                                                                                                  --------------
                                                                                                Total Liabilities    2,960,943

                                                                                                       Net Assets  199,784,147
                                                  ------------------------------------------------------------------------------
                Composition of Net Assets:        Paid-in capital                                                  216,325,123
                                                  Overdistributed net investment income                               (255,946)
                                                  Accumulated net realized loss                                    (35,653,128)
                                                  Net unrealized appreciation on investments                        19,368,098
                                                                                                       Net Assets  199,784,147
                                                  ------------------------------------------------------------------------------
                                  Class A:        Net assets                                                         5,959,196
                                                  Shares outstanding                                                   564,400
                                                  Net asset value per share                                            10.56(a)
                                                  Maximum offering price per share ($10.56/0.9425)                     11.20(b)
                                                  ------------------------------------------------------------------------------
                                  Class B:        Net assets                                                         5,050,438
                                                  Shares outstanding                                                   487,733
                                                  Net asset value and offering price per share                         10.35(a)
                                                  ------------------------------------------------------------------------------
                                  Class C:        Net assets                                                         1,310,799
                                                  Shares outstanding                                                   126,715
                                                  Net asset value and offering price per share                         10.34(a)
                                                  ------------------------------------------------------------------------------
                                  Class G:        Net assets                                                         7,945,488
                                                  Shares outstanding                                                   768,060
                                                  Net asset value and offering price per share                         10.34(a)
                                                  ------------------------------------------------------------------------------
                                  Class T:        Net assets                                                       104,790,681
                                                  Shares outstanding                                                 9,922,187
                                                  Net asset value per share                                            10.56(a)
                                                  Maximum offering price per share ($10.56/0.9425)                     11.20(b)
                                                  ------------------------------------------------------------------------------
                                  Class Z:        Net assets                                                        74,727,545
                                                  Shares outstanding                                                 7,076,942
                                                  Net asset value, offering and redemption price per share               10.56


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.


STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2004 (unaudited)

                                                   Columbia Dividend Income Fund

                                                                                                                          ($)
--------------------------------------------------------------------------------------------------------------------------------
                        Investment Income:        Dividends                                                          2,995,006
                                                  Interest                                                               5,511
                                                                                                                   ------------
                                                  Total Investment Income (net of foreign taxes
                                                  withheld of $17,536)                                               3,000,517

                                                  ------------------------------------------------------------------------------
                                 Expenses:        Investment advisory fee                                              729,380
                                                  Administration fee                                                    65,158
                                                  Distribution fee:
                                                    Class B                                                              9,635
                                                    Class C                                                              2,034
                                                    Class G                                                             29,747
                                                  Service fee:
                                                    Class A                                                              2,750
                                                    Class B                                                              3,211
                                                    Class C                                                                676
                                                    Class G                                                             13,729
                                                  Shareholder service fee - Class T                                    154,258
                                                  Transfer agent fee:
                                                    Class A                                                              2,504
                                                    Class B                                                              2,902
                                                    Class C                                                                621
                                                    Class G                                                             14,292
                                                    Class T                                                            135,737
                                                    Class Z                                                             72,275
                                                  Pricing and bookkeeping fees                                          21,169
                                                  Trustees' fees                                                         5,250
                                                  Custody fee                                                            9,566
                                                  Other expenses                                                        61,113
                                                  Non-recurring costs (See Note 7)                                       1,357
                                                  Costs asssumed by Investment Advisor (See Note 7)                     (1,357)
                                                                                                                   ------------
                                                   Total Expenses                                                    1,336,007

                                                  Fees waived by Transfer Agent:
                                                    Class A                                                               (107)
                                                    Class B                                                               (115)
                                                    Class C                                                                (27)
                                                    Class G                                                               (281)
                                                    Class T                                                             (5,883)
                                                    Class Z                                                             (6,347)
                                                  Custody earnings credit                                                 (112)
                                                                                                                   ------------
                                                   Net Expenses                                                      1,323,135
                                                                                                                   ------------
                                                  Net Investment Income                                              1,677,382

                                                  ------------------------------------------------------------------------------
              Net Realized and Unrealized         Net realized loss on investments                                  (3,322,120)
              Gain (Loss) on Investments:         Net change in unrealized appreciation/depreciation
                                                     on investments                                                 28,933,017
                                                  Net Gain                                                          25,610,897
                                                  Net Increase in Net Assets from Operations                        27,288,279


See notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS


                                                   Columbia Dividend Income Fund
                                                                                       (unaudited)
                                                                                        Six Months      Period
                                                                                           Ended         Ended      Year Ended
                                                                                         March 31,   September 30,  October 31,
INCREASE (DECREASE) IN NET ASSETS:                                                        2004($)    2003(a)(b)($)    2002($)
--------------------------------------------------------------------------------------------------------------------------------
                               Operations:        Net investment income                  1,677,382     2,589,395       237,883
                                                  Net realized gain (loss)
                                                  on investments                        (3,322,120)   (9,261,189)   12,886,804
                                                  Net change in unrealized
                                                  appreciation/depreciation
                                                  on investments                        28,933,017    14,197,391    (7,411,274)
                                                                                      -----------------------------------------
                                                      Net Increase from Operations      27,288,279     7,525,597     5,713,413
   Distributions Declared to Shareholders:        From net investment income:
                                                    Class A                                (37,237)       (3,464)           --
                                                    Class B                                (22,411)       (2,610)           --
                                                    Class C                                 (5,027)         (235)           --
                                                    Class G                                (55,416)      (58,829)           --
                                                    Class T                             (1,033,452)   (1,134,919)      (14,787)
                                                     Class Z                              (924,877)   (1,326,619)     (270,326)
                                                  From net realized gains:
                                                    Class G                                     --            --       (92,957)
                                                    Class T                                     --            --      (321,990)
                                                    Class Z                                     --            --    (4,065,865)
                                                                                      -----------------------------------------
                                                      Total Distributions Declared
                                                      to Shareholders                   (2,078,420)   (2,526,676)   (4,765,925)
                                                  ------------------------------------------------------------------------------
                       Share Transactions:        Class A:
                                                    Subscriptions                        5,408,238       648,541            --
                                                    Distributions reinvested                34,498         3,237            --
                                                    Redemptions                           (179,538)      (99,798)           --
                                                                                      -----------------------------------------
                                                      Net Increase                       5,263,198       551,980            --

                                                  Class B:
                                                    Subscriptions                        3,922,356     1,466,777            --
                                                    Distributions reinvested                19,710         2,480            --
                                                    Redemptions                           (269,128)     (350,847)           --
                                                                                      -----------------------------------------
                                                      Net Increase                       3,672,938     1,118,410            --

                                                  Class C:
                                                    Subscriptions                        1,327,132       743,182            --
                                                    Distributions reinvested                 3,734           111            --
                                                    Redemptions                           (214,542)     (624,830)           --
                                                                                      -----------------------------------------
                                                      Net Increase                       1,116,324       118,463            --

                                                  Class G:
                                                    Subscriptions                           47,460       143,452       607,331
                                                    Proceeds received in connection
                                                    with merger                                 --    10,032,885            --
                                                    Distributions reinvested                54,051        56,662        92,335
                                                    Redemptions                         (3,037,328)   (3,057,348)     (449,690)
                                                                                      -----------------------------------------
                                                      Net Increase (Decrease)           (2,935,817)    7,175,651       249,976

                                                  Class T:
                                                    Subscriptions                        2,615,901     2,162,435     1,956,588
                                                    Proceeds received in connection
                                                    with merger                                 --   101,580,964            --
                                                    Distributions reinvested               997,974     1,097,380       334,609
                                                    Redemptions                         (8,823,532)  (17,083,667)   (2,756,097)
                                                                                      -----------------------------------------
                                                      Net Increase (Decrease)           (5,209,657)   87,757,112      (464,900)



See notes to financial statements.

13


                                                   Columbia Dividend Income Fund
                                                                                       (unaudited)
                                                                                        Six Months      Period
                                                                                           Ended         Ended      Year Ended
                                                                                         March 31,   September 30,  October 31,
                                                                                          2004($)    2003(a)(b)($)    2002($)
--------------------------------------------------------------------------------------------------------------------------------
                       Share Transactions:        Class Z:
                                                    Subscriptions                       10,905,187    14,764,524     9,952,015
                                                    Proceeds received in connection
                                                    with merger                                 --    76,942,534            --
                                                    Distributions reinvested               205,932       306,107     3,813,095
                                                    Redemption-in-kind (c)                      --           --    (93,827,039)
                                                    Redemptions                        (19,859,400)  (40,885,365)   (5,698,090)
                                                                                      -----------------------------------------
                                                      Net Increase (Decrease)           (8,748,281)   51,127,800   (85,760,019)

                                                    Net Increase (Decrease)
                                                    from Share Transactions             (6,841,295)  147,849,416   (85,974,943)

                                                      Total Increase (Decrease)
                                                      in Net Assets                     18,368,564   152,848,337   (85,027,455)
                                                  ------------------------------------------------------------------------------
                               Net Assets:        Beginning of period                  181,415,583    28,567,246   113,594,701
                                                  End of period                        199,784,147   181,415,583    28,567,246
                                                  Undistributed (overdistributed) net
                                                  investment income, at end of period     (255,946)      145,092        32,838
                                                  ------------------------------------------------------------------------------
                        Changes in Shares:        Class A:
                                                    Subscriptions                          517,164        72,731            --
                                                    Issued for distributions reinvested      3,357           345            --
                                                    Redemptions                            (17,028)      (12,169)           --
                                                                                      -----------------------------------------
                                                      Net Increase                         503,493        60,907            --

                                                  Class B:
                                                    Subscriptions                          388,539       164,196            --
                                                    Issued for distributions reinvested      1,957           268            --
                                                    Redemptions                            (27,842)      (39,385)           --
                                                                                      -----------------------------------------
                                                      Net Increase                         362,654       125,079            --

                                                  Class C:
                                                    Subscriptions                          131,322        86,238            --
                                                    Issued for distributions reinvested        370            12            --
                                                    Redemptions                            (21,684)      (69,543)           --
                                                                                      -----------------------------------------
                                                      Net Increase                         110,008        16,707            --

                                                  Class G:
                                                    Subscriptions                            4,686        16,877        58,075
                                                    Issued in connection with merger            --     1,137,552            --
                                                    Issued for distributions reinvested      5,398         6,525         8,802
                                                    Redemptions                           (306,043)     (347,287)      (48,228)
                                                                                      -----------------------------------------
                                                      Net Increase (Decrease)             (295,959)      813,667        18,649

                                                  Class T:
                                                    Subscriptions                          256,398       238,068       184,929
                                                    Issued in connection with merger            --    11,278,336            --
                                                    Issued for distributions reinvested     97,932       122,918        31,497
                                                    Redemptions                           (868,709)   (1,972,609)     (285,078)
                                                                                      -----------------------------------------
                                                      Net Increase (Decrease)             (514,379)    9,666,713       (68,652)



See notes to financial statements.

14

                                                   Columbia Dividend Income Fund
                                                                                        (unaudited)
                                                                                        Six Months      Period
                                                                                           Ended         Ended      Year Ended
                                                                                         March 31,   September 30,  October 31,
                                                                                          2004($)    2003(a)(b)($)    2002($)
--------------------------------------------------------------------------------------------------------------------------------
                        Changes in Shares:        Class Z:
                                                    Subscriptions                        1,096,157     1,688,522       985,895
                                                    Issued in connection with merger            --     8,539,200            --
                                                    Issued for distributions reinvested     20,250        34,595       356,985
                                                    Redemption-in-kind (c)                      --            --    (8,728,097)
                                                    Redemptions                         (1,952,506)   (4,674,712)     (552,015)
                                                                                      -----------------------------------------
                                                      Net Increase (Decrease)             (836,099)    5,587,605    (7,937,232)



(a) The Fund changed its fiscal year end from October 31 to September 30.

(b) Effective November 25, 2002, the Galaxy Strategic Equity Fund Retail B, Retail A and Trust shares were reorganized as Liberty Strategic Equity Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. Effective October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(c) The Fund had a redemption-in-kind on January 11, 2002, which resulted in a redemption out of the Fund of $93,827,039. The redemption is comprised of securities and cash in the amounts of $83,530,666 and $10,296,373, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2004 (unaudited)

                                                   Columbia Dividend Income Fund

NOTE 1. ORGANIZATION
Columbia Dividend Income Fund (the "Fund"), a series of Columbia Funds Trust XI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goals

The Fund seeks current income and capital appreciation. Prior to October 27, 2003, the Fund's investment goal was to seek long-term capital appreciation.

Fund Shares

The Fund may issue an unlimited number of shares and offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. Also on this date, the Liberty-Stein Roe Investment Trust was renamed Columbia Funds Trust XI. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including

March 31, 2004 (unaudited)

                                                   Columbia Dividend Income Fund

interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The tax character of distributions paid during the period ended September 30, 2003 and the year ended October 31, 2002 was as follows:

                                                 Long-Term
                         Ordinary Income       Capital Gains
================================================================================
   September 2003          $2,526,676          $       --
   October 2002             1,124,772           3,641,153
================================================================================


Unrealized appreciation and depreciation at March 31, 2004, based on cost of investments for federal income tax purposes was:


================================================================================
    Unrealized appreciation                   $ 28,766,057
    Unrealized depreciation                    (9,397,959)
--------------------------------------------------------------------------------
          Net unrealized appreciation         $ 19,368,098
================================================================================



The following capital loss carryforwards, determined as of September 30, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               Year of                Capital Loss
             Expiration               Carryforward
================================================================================
                2009                   $20,104,156
                2010                     2,470,255
                2011                     9,095,627
--------------------------------------------------------------------------------
                                       $31,670,038
================================================================================


Of the capital loss carryforwards attributable to the Fund, $20,424,884 ($20,104,156 expiring 9/30/09 and $320,728 expiring 9/30/10) was obtained upon the Fund's merger with Galaxy Equity Income Fund (See Note 10).

Utilization of the Fund's capital loss carryforwards above could be subject to limitations imposed by the Internal Revenue Code.

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"). Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      Average Daily Net Assets       Annual Fee Rate
================================================================================
         First $500 million               0.75%
          Next $500 million               0.70%
          Next $500 million               0.65%
          Next $500 million               0.60%
           Over $2 billion                0.55%
================================================================================

March 31, 2004 (unaudited)

                                                   Columbia Dividend Income Fund

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

Administration Fee

Columbia provides accounting and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee, in addition to fees for pricing services, based on the average daily net assets of the Fund as follows:

      Average Daily Net Assets                                 Annual Fee Rate
================================================================================
     Under $50 million                                              $25,000
     Over $50 million but less than $200 million                    $35,000
     Over $200 million but less than $500 million                   $50,000
     Over $500 million but less than $1 billion                     $85,000
     Over $1 billion                                               $125,000
================================================================================



An additional flat rate fee of $10,000 is charged to the Fund due to its multiple class structure.

For the six months ended March 31, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.022%.

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee based on a per-account charge or a minimum of $5,000 annually. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its transfer agent fee for the Fund. This arrangement may be revised or discontinued by the Transfer Agent at any time. For the period January 1, 2004 through March 31, 2004, the Transfer Agent waived fees of $6,362 for the Fund. For the period October 1, 2003 through December 31, 2003, the Transfer Agent waived class specific transfer agent fees of $2,518 and $3,880 for Class T and Class Z shares of the Fund, respectively.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), formerly Liberty Funds Distributor, Inc., an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended March 31, 2004, the Distributor has retained net underwriting discounts of $8,562 and $1,264 on sales of the Fund's Class A and Class T shares, respectively. For the same period, the Distributor received CDSC fees of $384, $115 and $12,353 on Class B, Class C and Class G share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly distribution and service fee to the Distributor at an annual fee rate as follows:

                      Distribution Fee
================================================================================
         Class A     Class B     Class C    Class G
          0.10%       0.75%       0.75%      0.65%
================================================================================


                         Service Fee
================================================================================
         Class A     Class B     Class C    Class G
          0.25%       0.25%       0.25%      0.50%
================================================================================



The Fund does not intend to pay total distribution and service fees in excess of 0.25% and 0.95% annually for Class A and Class G shares of the Fund, respectively.

The Fund has adopted a shareholder service plan that permits it to pay for certain services provided to Class T and Class Z shareholders by their financial advisor. Currently, the service plan has not been implemented with respect to the Fund's Class Z shares. The annual service fee may equal up to 0.50% for Class T shares.

March 31, 2004 (unaudited)

                                                   Columbia Dividend Income Fund

The Fund does not intend to pay more than 0.30% annually for Class T shareholder service fees.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $60,530,596 and $68,859,689, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended March 31, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES

Legal Proceedings

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The

March 31, 2004 (unaudited)

                                                   Columbia Dividend Income Fund

agreement requires the final approval of the SEC. In a separate agreement with the NYAG, The Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

For the six months ended March 31, 2004, Columbia has assumed $1,357 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

NOTE 9. COMPARABILITY OF FINANCIAL STATEMENTS

The fiscal year end of the Fund was changed from October 31 to September 30. Accordingly, the Fund's 2004 fiscal year end will be September 30, 2004.

NOTE 10. BUSINESS COMBINATIONS AND MERGERS

As of the end of business on November 22, 2002, the Galaxy Equity Income Fund, previously a fund of The Galaxy Fund, a separate Massachusetts business trust, merged into Liberty Strategic Equity Fund (currently known as Columbia Dividend Income Fund).

The Liberty Strategic Equity Fund received a tax-free transfer of assets from Galaxy Equity Income Fund as follows:

         SHARES           NET ASSETS        UNREALIZED
         ISSUED            RECEIVED       DEPRECIATION(1)
       -----------        -----------       -----------
       20,955,088        $188,556,383      $(19,625,587)


                        NET ASSETS OF      NET ASSETS OF
      NET ASSETS OF      GALAXY EQUITY   LIBERTY STRATEGIC
    LIBERTY STRATEGIC     INCOME FUND       EQUITY FUND
       EQUITY FUND        IMMEDIATELY       IMMEDIATELY
        PRIOR TO           PRIOR TO            AFTER
       COMBINATION        COMBINATION       COMBINATION
       -----------        -----------       -----------
       $30,204,471       $188,556,383      $218,760,854


1 Unrealized depreciation is included in the Net Assets Received amount shown above.

Class G, Class T and Class Z shares of the Liberty Strategic Equity Fund were issued in exchange for Retail B, Retail A and Trust shares of Galaxy Equity Income Fund, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

The accompanying statement of operations, statement of changes in net assets and financial highlights represent the historical operations of the Galaxy Strategic Equity Fund for periods prior to November 22, 2002.


Financial Highlights

                                                   Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                     (UNAUDITED)
                                                                                                     SIX MONTHS
                                                                                                        ENDED        PERIOD ENDED
                                                                                                      MARCH 31,      SEPTEMBER 30,
CLASS A SHARES                                                                                        2004 (a)        2003 (b)(c)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                   $  9.26            $ 9.01
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                                                                 0.09              0.11
Net realized and unrealized gain on investments                                                           1.32              0.25
                                                                                                      --------          --------
Total from Investment Operations                                                                          1.41              0.36
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                               (0.11)            (0.11)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                                                         $ 10.56            $ 9.26
Total return (e)(f)(g)                                                                                   15.26%             4.02%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                                                                           1.34%             1.42%
Net investment income (h)(i)                                                                              1.73%             1.38%
Waiver/reimbursement (i)                                                                                  0.01%               --%(j)
Portfolio turnover rate (f)                                                                                 31%               33%
Net assets, end of period (000's)                                                                      $ 5,959            $  564
-----------------------------------------------------------------------------------------------------------------------------------



(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Not annualized.

(g) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.


                                                   Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                     (UNAUDITED)
                                                                                                     SIX MONTHS
                                                                                                        ENDED        PERIOD ENDED
                                                                                                      MARCH 31,      SEPTEMBER 30,
CLASS B SHARES                                                                                        2004 (a)        2003 (b)(c)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                   $  9.08           $  8.82
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                                                                 0.04              0.05
Net realized and unrealized gain on investments                                                           1.30              0.26
                                                                                                      --------          --------
Total from Investment Operations                                                                          1.34              0.31
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                               (0.07)            (0.05)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                                                         $ 10.35           $  9.08
Total return (e)(f)(g)                                                                                   14.74%             3.51%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                                                                           2.10%             2.34%
Net investment income (h)(i)                                                                              0.92%             0.47%
Waiver/reimbursement (i)                                                                                  0.01%               --%(j)
Portfolio turnover rate (f)                                                                                 31%               33%
Net assets, end of period (000's)                                                                      $ 5,050           $ 1,136
-----------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.


                                                   Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                     (UNAUDITED)
                                                                                                     SIX MONTHS
                                                                                                        ENDED        PERIOD ENDED
                                                                                                      MARCH 31,      SEPTEMBER 30,
CLASS C SHARES                                                                                         2004 (a)        2003 (b)(c)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                   $  9.07            $ 8.82
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                                                                 0.05              0.07
Net realized and unrealized gain on investments                                                           1.29              0.23
                                                                                                      --------           -------
Total from Investment Operations                                                                          1.34              0.30
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                               (0.07)            (0.05)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                                                         $ 10.34            $ 9.07
Total return (e)(f)(g)                                                                                   14.75%             3.41%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                                                                           2.09%             2.18%
Net investment income (h)(i)                                                                              0.92%             0.95%
Waiver/reimbursement (i)                                                                                  0.01%               --%(j)
Portfolio turnover rate (f)                                                                                 31%               33%
Net assets, end of period (000's)                                                                      $ 1,311            $  152
-----------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.


                                                   Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                 (UNAUDITED)
                                 SIX MONTHS
                                   ENDED      PERIOD ENDED                          YEAR ENDED OCTOBER 31,
                                  MARCH 31,   SEPTEMBER 30,     ----------------------------------------------------------------
CLASS G SHARES                    2004 (a)     2003 (b)(c)       2002          2001          2000         1999         1998 (d)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
OF PERIOD                          $  9.07       $  8.36       $  9.87       $ 10.37        $  9.84      $  9.61        $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)          0.05(e)       0.05(e)      (0.07)(e)     (0.06)(e)      (0.04)       (0.02)(e)      (0.02)
Net realized and unrealized
gain (loss)on investments             1.28          0.71         (1.05)(f)     (0.11)          1.75         0.26          (0.37)
                                  --------      --------      --------      --------       --------     --------       --------
Total from Investment
Operations                            1.33          0.76         (1.12)        (0.17)          1.71         0.24          (0.39)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income           (0.06)        (0.05)           --            --             --(g)        --             --
From net realized gains                 --            --         (0.39)        (0.33)         (1.18)       (0.01)            --
                                  --------      --------      --------      --------       --------     --------       --------
Total Distributions Declared
to Shareholders                      (0.06)        (0.05)        (0.39)        (0.33)         (1.18)       (0.01)            --
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD     $ 10.34       $  9.07       $  8.36       $  9.87        $ 10.37      $  9.84        $  9.61
Total return (h)(i)                  14.73%(j)      9.08%(j)   (12.16)%       (1.71)%         20.33%        2.50%        (4.76)%(j)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (k)                          2.18%(l)      2.21%(l)      2.17%         2.02%          1.95%        1.84%          2.01%(l)
Net investment income (loss) (k)      0.92%(l)      0.71%(l)    (0.72)%       (0.53)%        (0.35)%      (0.24)%        (0.55)%(l)
Waiver/reimbursement                  0.01%(l)        --%(l)(m)   0.25%         0.24%          0.40%        0.56%          1.04%(l)
Portfolio turnover rate                 31%(j)        33%(j)        65%(n)        81%            81%          79%            30%(j)
Net assets, end of period
(000's)                            $ 7,945       $ 9,650       $ 2,093       $ 2,286        $ 1,555      $ 1,348        $   583
-----------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, Galaxy Strategic Equity Fund, Retail B shares were redesignated Liberty Strategic Equity Fund, Class G shares.

(d) The Fund commenced operations on March 4, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(g) Rounds to less than $0.01 per share.

(h) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) Not annualized.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l) Annualized.

(m) Rounds to less than 0.01%.

(n) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.


                                                   Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                  (UNAUDITED)
                                  SIX MONTHS
                                     ENDED     PERIOD ENDED                          YEAR ENDED OCTOBER 31,
                                   MARCH 31,   SEPTEMBER 30,   ------------------------------------------------------------------
CLASS T SHARES                     2004 (a)     2003 (b)(c)      2002           2001           2000         1999       1998 (d)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
OF PERIOD                         $   9.26      $   8.54       $ 10.02       $ 10.46        $  9.89      $  9.62        $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                 0.08(e)       0.11(e)       0.01(e)       0.03(e)        0.04         0.04(e)          --(f)
Net realized and unrealized gain
(loss) on investments                 1.32          0.73         (1.08)(g)     (0.11)          1.75         0.27          (0.38)
                                  --------      --------      --------      --------       --------     --------       --------
Total from Investment Operations      1.40          0.84         (1.07)        (0.08)          1.79         0.31          (0.38)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income           (0.10)        (0.12)        (0.02)        (0.03)         (0.04)       (0.03)            --
From net realized gains                 --            --         (0.39)        (0.33)         (1.18)       (0.01)            --
                                  --------      --------      --------      --------       --------     --------       --------
Total Distributions Declared
to Shareholders                      (0.10)        (0.12)        (0.41)        (0.36)         (1.22)       (0.04)            --
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD    $  10.56      $   9.26       $  8.54       $ 10.02        $ 10.46      $  9.89        $  9.62
Total return (h)(i)                  15.20%(j)      9.86%(j)    (11.50)%       (0.83)%        21.09%        3.25%         (3.75)%(j)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (k)                          1.47%(l)      1.49%(l)      1.40%         1.24%          1.20%        1.19%          1.40%(l)
Net investment income (k)             1.61%(l)      1.42%(l)      0.05%         0.25%          0.40%        0.41%          0.06%(l)
Waiver/reimbursement                  0.01%(l)      0.01%(l)      0.29%         0.26%          0.40%        0.44%          1.01%(l)
Portfolio turnover rate                 31%(j)        33%(j)        65%(m)        81%            81%          79%            30%(j)
Net assets, end of period
(000's)                           $104,791      $ 96,638       $ 6,578       $ 8,400        $ 8,505      $ 8,229        $ 4,051
-----------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, Galaxy Strategic Equity Fund, Retail A shares were redesignated Liberty Strategic Equity Fund, Class T shares.

(d) The Fund commenced operations on March 4, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Rounds to less than $0.01 per share.

(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(j) Not annualized.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l) Annualized.

(m) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.


                                                   Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                  (UNAUDITED)
                                  SIX MONTHS
                                     ENDED     PERIOD ENDED                          YEAR ENDED OCTOBER 31,
                                   MARCH 31,   SEPTEMBER 30,    ------------------------------------------------------------------
CLASS Z SHARES                     2004 (a)     2003 (b)(c)       2002          2001           2000         1999          1998 (d)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
OF PERIOD                          $  9.26       $  8.56      $  10.03      $  10.48        $  9.90      $  9.63        $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                 0.10(e)       0.15(e)       0.06(e)       0.08(e)        0.08         0.09(e)        0.01
Net realized and unrealized
gain (loss) on investments            1.33          0.72         (1.07)(f)     (0.12)          1.76         0.27          (0.37)
                                  --------      --------      --------      --------       --------     --------       --------
Total from Investment Operations      1.43          0.87         (1.01)        (0.04)          1.84         0.36          (0.36)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income           (0.13)        (0.17)        (0.07)        (0.08)         (0.08)       (0.08)         (0.01)
From net realized gains                 --            --         (0.39)        (0.33)         (1.18)       (0.01)            --
                                  --------      --------      --------      --------       --------     --------       --------
Total Distributions Declared
to Shareholders                      (0.13)        (0.17)        (0.46)        (0.41)         (1.26)       (0.09)         (0.01)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD     $ 10.56       $  9.26       $  8.56      $  10.03        $ 10.48      $  9.90        $  9.63
Total return (g)(h)                  15.45%(i)     10.22%(i)    (11.07)%       (0.43)%        21.69%        3.64%         (3.62)%(i)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                          1.09%(k)      1.02%(k)      0.82%         0.75%          0.78%        0.80%          1.27%(k)
Net investment income (j)             2.00%(k)      1.89%(k)      0.63%         0.74%          0.83%        0.80%          0.19%(k)
Waiver/reimbursement                  0.02%(k)      0.02%(k)      0.24%         0.21%          0.20%        0.20%          0.20%(k)
Portfolio turnover rate                 31%(i)        33%(i)        65%(l)        81%            81%          79%            30%(i)
Net assets, end of period
(000's)                            $74,728       $73,276       $19,896      $102,909        $93,558      $71,063        $63,061
-----------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were redesignated Liberty Strategic Equity Fund, Class Z shares.

(d) The Fund commenced operations on March 4, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(g) Total return at net asset value assuming all distributions reinvested.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k) Annualized.

(l) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                   Columbia Dividend Income Fund

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110



The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Dividend Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commissionwebsite at http://www.sec.gov.


COLUMBIA FUNDS

                                                   Columbia Dividend Income Fund

                                            ----------------------------------------------------------------------------------------
                          Large Growth      Columbia Common Stock
                                            Columbia Growth
                                            Columbia Growth Stock
                                            Columbia Large Cap Growth
                                            Columbia Tax-Managed Growth
                                            Columbia Tax-Managed Growth II
                                            Columbia Young Investor
                                            ----------------------------------------------------------------------------------------
                           Large Value      Columbia Disciplined Value
                                            Columbia Growth & Income
                                            Columbia Large Cap Core
                                            Columbia Tax-Managed Value
                                            ----------------------------------------------------------------------------------------
                         Midcap Growth      Columbia Acorn Select
                                            Columbia Mid Cap Growth
                                            Columbia Tax-Managed Aggressive Growth
                                            ----------------------------------------------------------------------------------------
                          Midcap Value      Columbia Dividend Income
                                            Columbia Mid Cap
                                            Columbia Strategic Investor
                                            ----------------------------------------------------------------------------------------
                          Small Growth      Columbia Acorn
                                            Columbia Acorn USA
                                            Columbia Small Company Equity
                                            ----------------------------------------------------------------------------------------
                           Small Value      Columbia Small Cap
                                            Columbia Small Cap Value
                                            ----------------------------------------------------------------------------------------
                              Balanced      Columbia Asset Allocation
                                            Columbia Balanced
                                            Columbia Liberty Fund
                                            ----------------------------------------------------------------------------------------
                             Specialty      Columbia Real Estate Equity
                                            Columbia Technology
                                            Columbia Utilities
                                            ----------------------------------------------------------------------------------------
                  Taxable Fixed-Income      Columbia Contrarian Income
                                            Columbia Corporate Bond
                                            Columbia Federal Securities
                                            Columbia Fixed Income Securities
                                            Columbia High Yield
                                            Columbia High Yield Opportunities
                                            Columbia Income
                                            Columbia Intermediate Bond
                                            Columbia Intermediate Government Income
                                            Columbia Quality Plus Bond
                                            Columbia Short Term Bond
                                            Columbia Strategic Income
                                            ----------------------------------------------------------------------------------------
                         Floating Rate      Columbia Floating Rate
                                            Columbia Floating Rate Advantage
                                            ----------------------------------------------------------------------------------------
                            Tax Exempt      Columbia High Yield Municipal
                                            Columbia Intermediate Tax-Exempt Bond
                                            Columbia Managed Municipals
                                            Columbia National Municipal Bond
                                            Columbia Tax-Exempt
                                            Columbia Tax-Exempt Insured



28

                                                   Columbia Dividend Income Fund

                                            ----------------------------------------------------------------------------------------
               Single State Tax Exempt      Columbia California Tax-Exempt
                                            Columbia Connecticut Intermediate Municipal Bond
                                            Columbia Connecticut Tax-Exempt
                                            Columbia Florida Intermediate Municipal Bond
                                            Columbia Massachusetts Intermediate Municipal Bond
                                            Columbia Massachusetts Tax-Exempt
                                            Columbia New Jersey Intermediate Municipal Bond
                                            Columbia New York Intermediate Municipal Bond
                                            Columbia New York Tax-Exempt
                                            Columbia Oregon Municipal Bond
                                            Columbia Pennsylvania Intermediate Municipal Bond
                                            Columbia Rhode Island Intermediate Municipal Bond
                                            ----------------------------------------------------------------------------------------
                          Money Market      Columbia Money Market
                                            Columbia Municipal Money Market
                                            ----------------------------------------------------------------------------------------
                  International/Global      Columbia Acorn International
                                            Columbia Acorn International Select
                                            Columbia Europe
                                            Columbia Global Equity
                                            Columbia International Stock
                                            Columbia Newport Asia Pacific
                                            Columbia Newport Greater China
                                            Columbia Newport Tiger
                                            ----------------------------------------------------------------------------------------
                                 Index      Columbia Large Company Index
                                            Columbia Small Company Index
                                            Columbia U.S. Treasury Index

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.



For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

artwork: hands on keyboard.
Caption: "eDelivery"

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


Columbia Dividend Income Fund  SEMIANNUAL REPORT, MARCH 31, 2004


                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[LOGO]:
COLUMBIA FUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP
(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                  G-03/638R-0304 (05/04) 04/1085

[GRAPHIC]

COLUMBIA GROWTH STOCK FUND

SEMIANNUAL REPORT

MARCH 31, 2004


[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                               1

Performance Information                                    2

Economic Update                                            3

Portfolio Manager's Report                                 4

Financial Statements                                       6

   Investment Portfolio                                    7

   Statement of Assets and Liabilities                     9

   Statement of Operations                                10

   Statement of Changes in Net Assets                     11

   Notes to Financial Statements                          12

   Financial Highlights                                   17

Important Information
About This Report                                         21

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC     MAY LOSE VALUE
 INSURED     -----------------
             NO BANK GUARANTEE


TO OUR FELLOW SHAREHOLDERS

                                                      COLUMBIA GROWTH STOCK FUND


DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald              /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                                      COLUMBIA GROWTH STOCK FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 03/31/04 (%)

   Information technology             37.1
   Health care                        20.8
   Consumer staples                   13.0
   Consumer discretionary             12.3
   Financials                          8.0

TOP 10 HOLDINGS AS OF 03/31/04 (%)

   Microsoft                           4.7
   General Electric                    4.7
   Medtronic                           4.2
   Wal-Mart Stores                     4.0
   Pfizer                              3.9
   Cisco Systems                       3.9
   Xilinx                              3.6
   American International Group        3.5
   Cardinal Health                     3.5
   Schlumberger                        3.4

Sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 03/31/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 7.14% WITHOUT SALES CHARGE.

- THE FUND TRAILED BOTH ITS BENCHMARK, THE RUSSELL 1000 GROWTH INDEX, AND ITS PEER GROUP, THE MORNINGSTAR(R) LARGE GROWTH CATEGORY.

- RELATIVE PERFORMANCE SUFFERED AS MEGA-CAP, HIGH-QUALITY STOCKS MOVED OUT OF FAVOR. THE FUND'S ABOVE-AVERAGE STAKE IN TECHNOLOGY ALSO HURT RETURNS.

CLASS A SHARES               7.14%
RUSSELL 1000 GROWTH INDEX   11.28%

                                    OBJECTIVE
                        Seeks long-term growth of capital

                                TOTAL NET ASSETS
                                 $811.2 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                                      COLUMBIA GROWTH STOCK FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

            CLASS A SHARES WITHOUT SALES CHARGE  CLASS A SHARES WITH SALES CHARGE  RUSSELL 1000 GROWTH INDEX  S&P 500 INDEX
    4/1/94                            $  10,000                         $   9,425                  $  10,000      $  10,000
   4/30/94                            $  10,000                         $   9,425                  $  10,046      $  10,128
   5/31/94                            $  10,191                         $   9,605                  $  10,199      $  10,294
   6/30/94                            $   9,708                         $   9,150                  $   9,897      $  10,042
   7/31/94                            $   9,943                         $   9,371                  $  10,235      $  10,371
   8/31/94                            $  10,461                         $   9,859                  $  10,805      $  10,796
   9/30/94                            $  10,261                         $   9,671                  $  10,660      $  10,532
  10/31/94                            $  10,383                         $   9,786                  $  10,910      $  10,769
  11/30/94                            $  10,109                         $   9,528                  $  10,560      $  10,377
  12/31/94                            $  10,213                         $   9,626                  $  10,737      $  10,531
   1/31/95                            $  10,324                         $   9,730                  $  10,967      $  10,803
   2/28/95                            $  10,666                         $  10,053                  $  11,427      $  11,225
   3/31/95                            $  10,953                         $  10,323                  $  11,760      $  11,556
   4/30/95                            $  11,250                         $  10,603                  $  12,018      $  11,895
   5/31/95                            $  11,482                         $  10,822                  $  12,436      $  12,371
   6/30/95                            $  11,944                         $  11,258                  $  12,916      $  12,658
   7/31/95                            $  12,383                         $  11,671                  $  13,453      $  13,079
   8/31/95                            $  12,514                         $  11,795                  $  13,468      $  13,111
   9/30/95                            $  13,154                         $  12,397                  $  14,089      $  13,665
  10/31/95                            $  13,079                         $  12,327                  $  14,099      $  13,615
  11/30/95                            $  13,708                         $  12,919                  $  14,647      $  14,213
  12/31/95                            $  13,853                         $  13,056                  $  14,731      $  14,487
   1/31/96                            $  14,147                         $  13,333                  $  15,223      $  14,980
   2/29/96                            $  14,335                         $  13,511                  $  15,501      $  15,119
   3/31/96                            $  14,507                         $  13,673                  $  15,521      $  15,264
   4/30/96                            $  14,678                         $  13,834                  $  15,930      $  15,489
   5/31/96                            $  15,309                         $  14,429                  $  16,486      $  15,888
   6/30/96                            $  15,474                         $  14,585                  $  16,509      $  15,949
   7/31/96                            $  14,529                         $  13,694                  $  15,541      $  15,244
   8/31/96                            $  14,894                         $  14,037                  $  15,942      $  15,565
   9/30/96                            $  15,923                         $  15,007                  $  17,103      $  16,442
  10/31/96                            $  16,254                         $  15,319                  $  17,205      $  16,896
  11/30/96                            $  17,150                         $  16,164                  $  18,498      $  18,173
  12/31/96                            $  16,755                         $  15,792                  $  18,135      $  17,813
   1/31/97                            $  18,221                         $  17,174                  $  19,406      $  18,926
   2/28/97                            $  17,855                         $  16,828                  $  19,274      $  19,074
   3/31/97                            $  16,714                         $  15,753                  $  18,232      $  18,290
   4/30/97                            $  18,029                         $  16,993                  $  19,442      $  19,382
   5/31/97                            $  19,194                         $  18,091                  $  20,846      $  20,562
   6/30/97                            $  20,077                         $  18,923                  $  21,680      $  21,484
   7/31/97                            $  21,627                         $  20,384                  $  23,596      $  23,194
   8/31/97                            $  20,187                         $  19,026                  $  22,216      $  21,895
   9/30/97                            $  21,196                         $  19,977                  $  23,309      $  23,095
  10/31/97                            $  20,734                         $  19,542                  $  22,446      $  22,323
  11/30/97                            $  21,215                         $  19,995                  $  23,400      $  23,357
  12/31/97                            $  22,057                         $  20,789                  $  23,663      $  23,759
   1/31/98                            $  21,980                         $  20,716                  $  24,370      $  24,022
   2/28/98                            $  23,558                         $  22,204                  $  26,203      $  25,754
   3/31/98                            $  24,588                         $  23,174                  $  27,248      $  27,073
   4/30/98                            $  24,920                         $  23,487                  $  27,624      $  27,346
   5/31/98                            $  24,646                         $  23,228                  $  26,840      $  26,876
   6/30/98                            $  26,129                         $  24,627                  $  28,482      $  27,967
   7/31/98                            $  25,771                         $  24,289                  $  28,294      $  27,671
   8/31/98                            $  21,315                         $  20,090                  $  24,047      $  23,670
   9/30/98                            $  22,191                         $  20,915                  $  25,894      $  25,187
  10/31/98                            $  23,931                         $  22,555                  $  27,976      $  27,234
  11/30/98                            $  25,702                         $  24,224                  $  30,105      $  28,885
  12/31/98                            $  27,691                         $  26,099                  $  32,820      $  30,549
   1/31/99                            $  30,031                         $  28,305                  $  34,747      $  31,826
   2/28/99                            $  29,182                         $  27,504                  $  33,159      $  30,836
   3/31/99                            $  31,029                         $  29,245                  $  34,907      $  32,069
   4/30/99                            $  30,511                         $  28,756                  $  34,952      $  33,310
   5/31/99                            $  29,693                         $  27,986                  $  33,879      $  32,524
   6/30/99                            $  31,893                         $  30,059                  $  36,250      $  34,329
   7/31/99                            $  30,876                         $  29,100                  $  35,098      $  33,258
   8/31/99                            $  30,480                         $  28,728                  $  35,670      $  33,095
   9/30/99                            $  30,179                         $  28,443                  $  34,921      $  32,188
  10/31/99                            $  32,041                         $  30,198                  $  37,557      $  34,226
  11/30/99                            $  33,505                         $  31,578                  $  39,585      $  34,921
  12/31/99                            $  37,831                         $  35,655                  $  43,702      $  36,978
 1/31/2000                            $  37,899                         $  35,719                  $  41,652      $  35,121
 2/29/2000                            $  41,662                         $  39,266                  $  43,689      $  34,458
 3/31/2000                            $  43,799                         $  41,281                  $  46,817      $  37,827
 4/30/2000                            $  41,622                         $  39,229                  $  44,589      $  36,689
 5/31/2000                            $  38,417                         $  36,208                  $  42,342      $  35,937
 6/30/2000                            $  41,840                         $  39,435                  $  45,551      $  36,824
 7/31/2000                            $  40,426                         $  38,102                  $  43,652      $  36,250
 8/31/2000                            $  44,340                         $  41,790                  $  47,602      $  38,501
 9/30/2000                            $  40,752                         $  38,409                  $  43,099      $  36,468
10/31/2000                            $  37,578                         $  35,417                  $  41,060      $  36,315
11/30/2000                            $  32,433                         $  30,569                  $  35,008      $  33,453
12/31/2000                            $  33,539                         $  31,611                  $  33,902      $  33,617
 1/31/2001                            $  34,653                         $  32,660                  $  36,244      $  34,811
 2/28/2001                            $  30,425                         $  28,676                  $  30,090      $  31,636
 3/31/2001                            $  28,159                         $  26,539                  $  26,816      $  29,630
 4/30/2001                            $  30,848                         $  29,074                  $  30,209      $  31,933
 5/31/2001                            $  30,018                         $  28,292                  $  29,765      $  32,147
 6/30/2001                            $  28,808                         $  27,152                  $  29,074      $  31,365
 7/31/2001                            $  27,402                         $  25,827                  $  28,347      $  31,058
 8/31/2001                            $  25,273                         $  23,820                  $  26,028      $  29,114
 9/30/2001                            $  23,031                         $  21,707                  $  23,431      $  26,761
10/31/2001                            $  23,722                         $  22,358                  $  24,661      $  27,272
11/30/2001                            $  25,656                         $  24,181                  $  27,031      $  29,364
12/31/2001                            $  25,510                         $  24,043                  $  26,979      $  29,623
 1/31/2002                            $  24,747                         $  23,324                  $  26,502      $  29,190
 2/28/2002                            $  23,537                         $  22,183                  $  25,402      $  28,627
 3/31/2002                            $  24,601                         $  23,186                  $  26,281      $  29,703
 4/30/2002                            $  23,203                         $  21,869                  $  24,136      $  27,903
 5/31/2002                            $  22,765                         $  21,456                  $  23,552      $  27,697
 6/30/2002                            $  20,937                         $  19,733                  $  21,374      $  25,725
 7/31/2002                            $  19,113                         $  18,014                  $  20,198      $  23,721
 8/31/2002                            $  19,035                         $  17,940                  $  20,259      $  23,875
 9/30/2002                            $  17,150                         $  16,164                  $  18,158      $  21,280
10/31/2002                            $  18,044                         $  17,006                  $  19,823      $  23,152
11/30/2002                            $  19,092                         $  17,994                  $  20,899      $  24,516
12/31/2002                            $  17,887                         $  16,859                  $  19,455      $  23,077
 1/31/2003                            $  17,576                         $  16,566                  $  18,982      $  22,472
 2/28/2003                            $  17,091                         $  16,108                  $  18,895      $  22,135
 3/31/2003                            $  17,460                         $  16,456                  $  19,247      $  22,350
 4/30/2003                            $  18,801                         $  17,720                  $  20,669      $  24,192
 5/31/2003                            $  19,694                         $  18,562                  $  21,700      $  25,466
 6/30/2003                            $  19,771                         $  18,634                  $  22,000      $  25,792
 7/31/2003                            $  20,431                         $  19,257                  $  22,548      $  26,246
 8/31/2003                            $  20,801                         $  19,605                  $  23,109      $  26,758
 9/30/2003                            $  20,121                         $  18,964                  $  22,862      $  26,475
10/31/2003                            $  21,189                         $  19,971                  $  24,147      $  27,973
11/30/2003                            $  21,656                         $  20,410                  $  24,400      $  28,219
12/31/2003                            $  22,297                         $  21,015                  $  25,244      $  29,698
 1/31/2004                            $  22,355                         $  21,069                  $  25,759      $  30,244
 2/29/2004                            $  22,102                         $  20,831                  $  25,924      $  30,665
 3/31/2004                            $  21,549                         $  20,310                  $  25,441      $  30,191

The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemeption of fund shares. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. As reported in the annual report dated September 30, 2003, the S&P 500 Index was the fund's previous benchmark. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

   SHARE CLASS                   A                  B                  C             Z
---------------------------------------------------------------------------------------------
   INCEPTION                 07/15/02           07/15/02           07/15/02      07/01/58
---------------------------------------------------------------------------------------------
   SALES CHARGE          WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT
---------------------------------------------------------------------------------------------
   6-month (cumulative)      7.14     1.00      6.75     1.75      6.75     5.75      7.45
   1-year                   23.47    16.35     22.54    17.54     22.57    21.57     24.05
   5-year                   -7.02    -8.12     -7.26    -7.55     -7.25    -7.25     -6.82
   10-year                   7.98     7.34      7.85     7.85      7.85     7.85      8.10

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C CDSC of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

The performance information for class A, B, and C shares (newer class shares) includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to the inception date of the newer share classes. These returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees and transfer agent fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT
04/01/94 - 03/31/04 ($)

   SALES CHARGE:    WITHOUT    WITH
---------------------------------------
   Class A           21,549   20,310
   Class B           21,282   21,282
   Class C           21,284   21,284
   Class Z           21,787      n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                                      COLUMBIA GROWTH STOCK FUND

The US economy moved ahead during the six-month reporting period that began October 1, 2003 and ended March 31, 2004. A burst of strength in the third quarter of 2003, for which annualized GDP was reported at 8.2%, was followed by fourth quarter growth of 4.1%. That was still comfortably ahead of the economy's long-term average growth rate of 3.0%. GDP growth for first quarter of 2004 was 4.2%.

Although job growth was slow to catch on, the economy showed signs of improvement on all fronts. Consumer spending rose as a sizeable package of tax cuts, implemented in 2003, gave disposable income a boost. Low interest rates spurred a new round of mortgage refinancing late in the period. Consumer confidence slipped late in the period as the outlook for the labor market remained clouded despite a significant pick-up in the new jobs added in March. Nevertheless, housing and retail sales showed steady gains throughout the period.

After two years of holding back, the business sector began to show signs of improvement late in 2003. Business spending on technology-related items rose as corporate profits improved. Spending on capital equipment also picked up.

US STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003, but its rate of return slowed early in 2004 in response to a mixed job outlook and renewed fears about terrorism. The S&P 500 Index returned 14.08% for this six-month period. Small company stocks were even stronger. The Russell 2000 Index, an unmanaged index that tracks the performance of 2,000 small US companies based on total market capitalizations, returned 21.69% for the period.

INTERNATIONAL STOCK MARKETS REPORTED STRONG RETURNS

A modest rebound in economic growth and a declining US dollar helped international stock markets post strong returns. The MSCI EAFE Index, a broad measure of performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 22.16% for the period. European stock markets responded to improving economic data and relatively low interest rates. Japan's economy continued to report steady but modest growth, and its improvement was reflected in strong stock market returns. The stock markets of Korea, Malaysia and Taiwan scored double-digit gains during the period as did those of Colombia and Mexico.

BONDS DELIVERED RESPECTABLE GAINS

A growing economy continued to boost investor enthusiasm for high-yield bonds, which led the fixed-income markets during the period. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 8.21%. However, high-yield bonds slipped in the second half of this reporting period. US Treasury bonds gained ground and other segments of the bond market also delivered respectable gains as interest rates declined. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, returned 2.98%. However, money market fund yields remained below 1%.

[SIDENOTE]

SUMMARY

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004

- STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH AND AN INCREASE IN CORPORATE PROFITS. BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX POSTED DOUBLE-DIGIT RETURNS THIS PERIOD.

S&P 500 INDEX       14.08%
MSCI EAFE INDEX     22.16%

- PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS. AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX, THIS SECTOR POSTED A RETURN MORE THAN FIVE PERCENTAGE POINTS HIGHER THAN THE RETURN FOR INVESTMENT-GRADE BONDS, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

MERRILL LYNCH INDEX  8.21%
LEHMAN INDEX         2.98%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues.

PORTFOLIO MANAGER'S REPORT

                                                      COLUMBIA GROWTH STOCK FUND

For the six-month period ended March 31, 2004, Columbia Growth Stock Fund class A shares returned 7.14% without sales charge. The fund trailed the Russell 1000 Growth Index, which returned 11.28% during the same period. The fund also was behind the Morningstar(R) Large Growth Category average of 11.63%.(1) Our focus on high quality, large company stocks hampered performance. Investors favored the more speculative stocks of smaller companies during the period. In addition, the fund had a sizable stake in technology, which suffered amid concerns that stock prices had climbed too far, too fast.

LONG-TERM FOCUS ON LARGEST GROWTH COMPANIES

We repositioned the fund early in the period to focus on companies with superior longer-term prospects for growth and profitability. In seeking to create a diversified, yet concentrated portfolio, we invested in high quality names that we expect to increase in value over time. We targeted well-run companies with strong business prospects and proprietary competitive advantages. Although many of these stocks underperformed during the period, we believe the underlying companies generally performed well and the stocks' longer-term appreciation potential remains attractive.

OPPORTUNITY FOR RAPID GROWTH IN TECHNOLOGY SECTOR

Within technology, we found a disproportionate share of attractive stocks. Technology companies have the opportunity to develop innovative products with the potential to expand existing markets and create new markets on a global basis. Unfortunately, many tech stocks, while producing strong revenue and earnings growth, suffered amid concerns that they could not sustain the strong run they had in 2003. Microsoft, the dominant provider of personal computer software and a leader in enterprise operating systems, also faced anti-trust suits in the United States and Europe that worried investors. Novellus Systems, which provides sophisticated equipment used to manufacture semiconductors, was a disappointing performer despite a strong uptrend in orders from customers. A few tech holdings rallied despite the unfavorable environment, including Xilinx, a company that makes programmable semiconductors, and Cisco Systems, which dominates the data communications industry.

(1) (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future results. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF
03/31/04 ($)

   Class A                       11.10
   Class B                       10.60
   Class C                       10.59
   Class Z                        8.94

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/04 (%)

   Microsoft                      4.7
   Novellus Systems               2.3
   Xilinx                         3.6
   Cisco Systems                  3.9
   Pfizer                         3.9
   Amgen                          2.8
   Viacom                         2.9
   Comcast                        2.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

SIZABLE STAKES IN HEALTH CARE AND MEDIA

In the health care sector, the fund owned a mix of pharmaceutical, biotechnology and medical device companies. Concerns about patent expirations, product pipelines and prospective political developments dampened investors' enthusiasm for the pharmaceutical industry. Pfizer, however, which we consider the best-run major drug company, made a significant recovery from earlier lows. Amgen, a biotech company, underperformed as investors expressed concerns regarding the company's ability to maintain its record of superior performance.

Media stocks did not perform as well as expected in a recovering economy, when strong corporate profits typically drive increased spending on advertising. The fund's investment in Viacom detracted from performance as investors focused on an apparent delay in the recovery of the company's radio business. We expect the stock to benefit if advertisers increase their spending on Viacom's diversified media properties. Comcast, the largest cable television provider, gave up its earlier gains following its announcement of an offer to acquire the Walt Disney Company.

OPTIMISTIC OUTLOOK FOR GROWTH STOCKS

Looking ahead, we believe that large-cap growth stocks are poised to benefit from rapid technological change that helps companies improve their products, create new businesses and change the way they operate. The possibility of stable inflation rates, continued improvements in productivity and a long economic cycle also bode well for growth stocks.

[PHOTO OF PAUL BLAUSTEIN]

Paul Blaustein, CFA, has managed Columbia Growth Stock Fund since November 2003 and has been with the advisor since 2003.

/s/ Paul Blaustein

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in technology stocks.

[SIDENOTE]

WE BELIEVE THAT LARGE-CAP GROWTH STOCKS ARE POISED TO BENEFIT FROM RAPID TECHNOLOGICAL CHANGE THAT HELPS COMPANIES IMPROVE THEIR PRODUCTS, CREATE NEW BUSINESSES AND CHANGE THE WAY THEY OPERATE.

FINANCIAL STATEMENTS

MARCH 31, 2004                                        COLUMBIA GROWTH STOCK FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

MARCH 31, 2004 (UNAUDITED)                            COLUMBIA GROWTH STOCK FUND

                                                                                                           SHARES        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 99.3%
CONSUMER DISCRETIONARY - 12.3%

                               MEDIA - 10.8%      Comcast Corp., Class A                                  722,600       20,767,524
                                                  Liberty Media Corp., Class A                          1,188,800       13,017,360
                                                  News Corp Ltd., ADR                                     337,900       12,157,642
                                                  Time Warner, Inc. (a)                                 1,044,100       17,603,526
                                                  Viacom, Inc., Class B                                   608,700       23,867,127
                                                                                                      Media Total       87,413,179

                     SPECIALTY RETAIL - 1.5%      Home Depot, Inc.                                        325,400       12,156,944
                                                                                           Specialty Retail Total       12,156,944
                                                                                                                       -----------
                                                                                     CONSUMER DISCRETIONARY TOTAL       99,570,123
CONSUMER STAPLES - 13.0%

             FOOD & STAPLES RETAILING - 7.2%      Costco Wholesale Corp. (a)                              690,900       25,950,204
                                                  Wal-Mart Stores, Inc.                                   547,200       32,662,368
                                                                                   Food & Staples Retailing Total       58,612,572

                   HOUSEHOLD PRODUCTS - 5.8%      Colgate-Palmolive Co.                                   467,500       25,759,250
                                                  Procter & Gamble Co.                                    205,300       21,531,864
                                                                                         Household Products Total       47,291,114
                                                                                                                       -----------
                                                                                           CONSUMER STAPLES TOTAL      105,903,686
ENERGY - 3.4%

          ENERGY EQUIPMENT & SERVICES - 3.4%      Schlumberger Ltd.                                       434,900       27,768,365
                                                                                Energy Equipment & Services Total       27,768,365
                                                                                                                       -----------
                                                                                                     ENERGY TOTAL       27,768,365
FINANCIALS - 8.0%

                      CAPITAL MARKETS - 1.5%      Merrill Lynch & Co., Inc.                               205,100       12,215,756
                                                                                            Capital Markets Total       12,215,756

                     COMMERCIAL BANKS - 3.0%      Wells Fargo & Co.                                       435,900       24,702,453
                                                                                           Commercial Banks Total       24,702,453

                            INSURANCE - 3.5%      American International
                                                  Group, Inc.                                             398,300       28,418,705
                                                                                                  Insurance Total       28,418,705
                                                                                                                       -----------
                                                                                                 FINANCIALS TOTAL       65,336,914
HEALTH CARE - 20.8%

                        BIOTECHNOLOGY - 2.8%      Amgen, Inc. (a)                                         396,200       23,046,954
                                                                                              Biotechnology Total       23,046,954

     HEALTH CARE EQUIPMENT & SUPPLIES - 4.2%      Medtronic, Inc.                                         705,600       33,692,400
                                                                                          Health Care Equipment &
                                                                                                   Supplies Total       33,692,400

     HEALTH CARE PROVIDERS & SERVICES - 3.5%      Cardinal Health, Inc.                                   407,400       28,069,860
                                                                                          Health Care Providers &
                                                                                                   Services Total       28,069,860

                     PHARMACEUTICALS - 10.3%      Johnson & Johnson                                       487,700       24,736,144
                                                  Novartis AG, ADR                                        634,200       27,016,920
                                                  Pfizer, Inc.                                            911,800       31,958,590
                                                                                            Pharmaceuticals Total       83,711,654
                                                                                                                       -----------
                                                                                                HEALTH CARE TOTAL      168,520,868

                                              See notes to investment portfolio.

                                                                                                           SHARES        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - 4.7%

             INDUSTRIAL CONGLOMERATES - 4.7%      General Electric Co.                                  1,253,400       38,253,768
                                                                                   Industrial Conglomerates Total       38,253,768
                                                                                                                       -----------
                                                                                                INDUSTRIALS TOTAL       38,253,768
INFORMATION TECHNOLOGY - 37.1%

             COMMUNICATIONS EQUIPMENT - 3.9%      Cisco Systems, Inc. (a)                               1,349,700       31,744,944
                                                                                   Communications Equipment Total       31,744,944

              COMPUTERS & PERIPHERALS - 2.8%      Dell, Inc. (a)                                          666,900       22,421,178
                                                                                    Computers & Peripherals Total       22,421,178

                          IT SERVICES - 1.8%      Paychex, Inc.                                           420,600       14,973,360
                                                                                                IT Services Total       14,973,360

                            SEMICONDUCTORS &
             SEMICONDUCTOR EQUIPMENT - 22.2%      Altera Corp. (a)                                      1,198,300       24,505,235
                                                  Analog Devices, Inc.                                    359,500       17,259,595
                                                  Applied Materials, Inc. (a)                           1,036,200       22,153,956
                                                  ASML Holding N.V., N.Y.
                                                  Registered Shares (a)                                 1,395,800       25,585,014
                                                  Intel Corp.                                             854,900       23,253,280
                                                  Maxim Integrated Products, Inc.                         172,800        8,137,152
                                                  Microchip Technology, Inc.                              408,100       10,839,136
                                                  Novellus Systems, Inc. (a)                              594,500       18,899,155
                                                  Xilinx, Inc. (a)                                        769,600       29,244,800
                                                                                   Semiconductors & Semiconductor
                                                                                                  Equipment Total      179,877,323

                             SOFTWARE - 6.4%      Microsoft Corp.                                       1,540,500       38,466,285
                                                  SAP AG, ADR                                             332,900       13,086,299
                                                                                                   Software Total       51,552,584
                                                                                                                       -----------
                                                                                     INFORMATION TECHNOLOGY TOTAL      300,569,389
                                                                                                                       -----------
                                                  TOTAL COMMON STOCKS (COST OF $668,092,726)                           805,923,113

                                                                                                          PAR ($)
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 1.0%

                                                  Repurchase agreement with
                                                  State Street Bank & Trust
                                                  Co., dated 03/31/04, due
                                                  04/01/04 at 0.960%,
                                                  collateralized by U.S.
                                                  Treasury Notes with
                                                  various maturities to
                                                  02/15/07, market value of
                                                  $7,931,620 (repurchase
                                                  proceeds $7,772,207)
                                                  (cost of $7,772,000)                                  7,772,000        7,772,000

                                                  TOTAL INVESTMENTS - 100.3%
                                                  (COST OF $675,864,726) (b)                                           813,695,113

                                                  OTHER ASSETS & LIABILITIES, NET - (0.3)%                              (2,478,237)

                                                  NET ASSETS - 100.0%                                                  811,216,876

                                                  NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

         ACRONYM                               NAME
-----------------------------------------------------------------------
           ADR                     American Depositary Receipt

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004 (UNAUDITED)                            COLUMBIA GROWTH STOCK FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                            ASSETS       Investments, at cost                                                      675,864,726
                                                                                                                --------------
                                         Investments, at value                                                     813,695,113
                                         Cash                                                                              843
                                         Receivable for:
                                           Fund shares sold                                                            382,758
                                           Interest                                                                        207
                                           Dividends                                                                   517,474
                                         Deferred Trustees' compensation plan                                           17,292
                                         Other assets                                                                    9,806
                                                                                                                --------------
                                                                                                 Total Assets      814,623,493

                       LIABILITIES       Expense reimbursement due to Investment Advisor                                69,150
                                         Payable for:
                                           Fund shares repurchased                                                   1,760,164
                                           Investment advisory fee                                                     408,594
                                           Administration fee                                                           92,076
                                           Transfer agent fee                                                          710,069
                                           Pricing and bookkeeping fees                                                 57,924
                                           Trustees' fees                                                                2,228
                                           Distribution and service fees                                               289,120
                                         Deferred Trustees' fees                                                        17,292
                                                                                                                --------------
                                                                                            Total Liabilities        3,406,617

                                                                                                   NET ASSETS      811,216,876

         COMPOSITION OF NET ASSETS       Paid-in capital                                                         1,162,671,636
                                         Accumulated net investment loss                                            (2,827,068)
                                         Accumulated net realized loss                                            (486,458,079)
                                         Net unrealized appreciation on investments                                137,830,387

                                                                                                   NET ASSETS      811,216,876

                           CLASS A       Net assets                                                                 81,152,936
                                         Shares outstanding                                                          7,310,194
                                         Net asset value per share                                                       11.10(a)
                                         Maximum offering price per share ($11.10/0.9425)                                11.78(b)

                           CLASS B       Net assets                                                                300,045,075
                                         Shares outstanding                                                         28,308,990
                                         Net asset value and offering price per share                                    10.60(a)

                           CLASS C       Net assets                                                                 25,855,182
                                         Shares outstanding                                                          2,440,919
                                         Net asset value and offering price per share                                    10.59(a)

                           CLASS Z       Net assets                                                                404,163,683
                                         Shares outstanding                                                         45,184,615
                                         Net asset value, offering and redemption price per share                         8.94

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

                                              See notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2004 (UNAUDITED)   COLUMBIA GROWTH STOCK FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                 INVESTMENT INCOME       Dividends                                                                   3,729,755
                                         Interest                                                                       48,633
                                                                                                                --------------
                                           Total Investment Income (net of foreign taxes withheld of $77,219)        3,778,388

                          EXPENSES       Investment advisory fee                                                     2,437,921
                                         Administration fee                                                            588,164
                                         Distribution fee:
                                           Class A                                                                      42,612
                                           Class B                                                                   1,193,333
                                           Class C                                                                     106,905
                                         Service fee:
                                           Class A                                                                     106,533
                                           Class B                                                                     397,778
                                           Class C                                                                      35,635
                                         Transfer agent fee:
                                           Class A                                                                     205,337
                                           Class B                                                                     883,760
                                           Class C                                                                      71,006
                                           Class Z                                                                     381,727
                                         Pricing and bookkeeping fees                                                  115,873
                                         Trustees' fees                                                                 14,387
                                         Custody fee                                                                    11,474
                                         Non-recurring costs (See Note 7)                                                5,562
                                         Costs assumed by Investment Advisor (See Note 7)                               (5,562)
                                         Other expenses                                                                125,499
                                                                                                                --------------
                                           Total Expenses                                                            6,717,944
                                         Fees and expenses waived or reimbursed by Transfer Agent - Class Z           (104,958)
                                         Fees waived by Distributor - Class A                                          (21,306)
                                         Custody earnings credit                                                          (498)
                                                                                                                --------------
                                           Net Expenses                                                              6,591,182
                                                                                                                --------------
                                         Net Investment Loss                                                        (2,812,794)

  NET REALIZED AND UNREALIZED GAIN       Net realized gain on investments                                           64,617,147
             (LOSS) ON INVESTMENTS       Net change in unrealized appreciation/depreciation on investments          (4,364,268)
                                                                                                                --------------
                                         Net Gain                                                                   60,252,879
                                                                                                                --------------
                                         Net Increase in Net Assets from Operations                                 57,440,085

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                      COLUMBIA GROWTH STOCK FUND

                                                                                                     (UNAUDITED)
                                                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                                                       MARCH 31,    SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                                                                      2004 ($)         2003 ($)
---------------------------------------------------------------------------------------------------------------------------------
            OPERATIONS   Net investment loss                                                          (2,812,794)      (4,504,325)
                         Net realized gain (loss) on investments                                      64,617,147      (82,513,256)
                         Net change in unrealized appreciation/depreciation
                           on investments                                                             (4,364,268)     213,477,987
                                                                                                ---------------------------------
                             Net Increase from Operations                                             57,440,085      126,460,406

    SHARE TRANSACTIONS   Class A:
                           Subscriptions                                                               8,067,897       52,887,088
                           Redemptions                                                               (14,749,430)     (67,933,556)
                                                                                                ---------------------------------
                             Net Decrease                                                             (6,681,533)     (15,046,468)
                         Class B:
                           Subscriptions                                                              10,044,934       23,561,376
                           Redemptions                                                               (34,632,214)     (72,246,627)
                                                                                                ---------------------------------
                             Net Decrease                                                            (24,587,280)     (48,685,251)
                         Class C:
                           Subscriptions                                                               1,558,978        5,839,044
                           Redemptions                                                                (5,593,977)     (10,240,886)
                                                                                                ---------------------------------
                             Net Decrease                                                             (4,034,999)      (4,401,842)
                         Class Z:
                           Subscriptions                                                              37,654,634       36,268,004
                           Redemptions                                                               (47,283,918)     (72,221,109)
                                                                                                ---------------------------------
                             Net Decrease                                                             (9,629,284)     (35,953,105)
                         Net Decrease from Share Transactions                                        (44,933,096)    (104,086,666)
                                                                                                ---------------------------------
                               Total Increase in Net Assets                                           12,506,989       22,373,740

            NET ASSETS   Beginning of period                                                         798,709,887      776,336,147
                         End of period (including accumulated net investment
                           loss of $(2,827,068) and $(14,274), respectively)                         811,216,876      798,709,887

     CHANGES IN SHARES   Class A:
                           Subscriptions                                                                 715,724        5,514,819
                           Redemptions                                                                (1,316,508)      (6,824,132)
                                                                                                ---------------------------------
                             Net Decrease                                                               (600,784)      (1,309,313)
                         Class B:
                           Subscriptions                                                                 931,863        2,524,637
                           Redemptions                                                                (3,229,273)      (7,881,240)
                                                                                                ---------------------------------
                             Net Decrease                                                             (2,297,410)      (5,356,603)
                         Class C:
                           Subscriptions                                                                 145,014          629,913
                           Redemptions                                                                  (519,780)      (1,111,906)
                                                                                                ---------------------------------
                             Net Decrease                                                               (374,766)        (481,993)
                         Class Z:
                           Subscriptions (a)                                                           4,158,663        4,591,242
                           Redemptions (a)                                                            (5,226,260)      (9,410,280)
                                                                                                ---------------------------------
                             Net Decrease                                                             (1,067,597)      (4,819,038)

(a) Capital share activity prior to July 25, 2003 has been restated to reflect a 3-for-1 share split.

                                              See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004 (UNAUDITED)                            COLUMBIA GROWTH STOCK FUND

NOTE 1. ORGANIZATION

Columbia Growth Stock Fund (the "Fund"), a series of Columbia Funds Trust XI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks long-term growth of capital.

FUND SHARES

The Fund may issue an unlimited number of shares, and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On October 13, 2003, the Liberty Growth Stock Fund was renamed Columbia Growth Stock Fund. Also on this date, the Liberty-Stein Roe Funds Investment Trust was renamed Columbia Funds Trust XI.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at March 31, 2004, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation            $   156,290,991
   Unrealized depreciation                (18,460,604)
                                      ---------------
     Net unrealized appreciation      $   137,830,387

The following capital loss carryforwards, determined as of September 30, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

        YEAR OF EXPIRATION       CAPITAL LOSS CARRYFORWARDS
--------------------------------------------------------------
              2008                    $    22,583,899
              2009                        201,991,560
              2011                        253,937,044
                                      ---------------
                                      $   478,512,503

Of these capital loss carryforwards, $219,806,550 ($22,583,899 expiring 9/30/2008 and $197,222,651 expiring 9/30/2009) and $4,768,909 (expiring
9/30/2009) were obtained upon the Fund's mergers with Liberty Growth Stock Fund and Stein Roe Focus Fund, respectively.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As determined on September 30, 2003, post-October capital losses of $65,292,181 attributed to security transactions were deferred to October 1, 2003.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"). Columbia provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

             AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
----------------------------------------------------------------------
                First $500 million               0.60%
                 Next $500 million               0.55%
                  Next $1 billion                0.50%
                  Over $2 billion                0.45%

For the six months ended March 31, 2004, the Fund's annualized effective investment advisory fee rate was 0.58%.

ADMINISTRATION FEE

Columbia provides accounting and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets as follows:

             AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
----------------------------------------------------------------------
                First $500 million               0.150%
                 Next $500 million               0.125%
                 Next $500 million               0.100%
                 Next $500 million               0.075%
                 Over $2 billion                 0.050%

Prior to November 1, 2003, Columbia was entitled to receive a monthly administration fee based on the Fund's average daily net assets as follows:

             AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
----------------------------------------------------------------------
                First $500 million               0.150%
                 Next $500 million               0.125%
                 Next $1 billion                 0.100%
                 Over $2 billion                 0.075%

For the six months ended March 31, 2004, the Fund's annualized effective administration fee rate was 0.14%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended March 31, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.028%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account per class. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of the Class Z transfer agent fee so that such fee (exclusive of out-of-pocket expenses) will not exceed 0.05% annually of the Class Z average daily net assets. The Transfer Agent, at its discretion, may revise or discontinue this arrangement any time.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), formerly Liberty Funds Distributor, Inc., an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended March 31, 2004, the Distributor has retained net underwriting discounts of $11,284 on sales of the Fund's Class A shares and received CDSC fees of $2,508, $438,319 and $3,108 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75% and

0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. The Distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually of Class A average daily net assets.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan, which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $382,035,549 and $421,939,921, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended March 31, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and

NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

For the six months ended March 31, 2004, Columbia has assumed $5,562 of legal, consulting services and Trustees fees incurred by the Fund in connection with these matters.

NOTE 8. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

NOTE 9. CAPITAL ACTIVITY

On July 25, 2003, there was a 3-for-1 split on Class Z shares. The accompanying prior period financial highlights for Class Z have been restated to reflect the 3-for-1 split.

FINANCIAL HIGHLIGHTS

                                                      COLUMBIA GROWTH STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                            (UNAUDITED)
                                                                       SIX MONTHS ENDED           YEAR ENDED       PERIOD ENDED
                                                                              MARCH 31,        SEPTEMBER 30,      SEPTEMBER 30,
CLASS A SHARES                                                                     2004                 2003            2002(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $          10.36        $        8.83      $        9.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                           (0.04)               (0.05)             (0.01)
Net realized and unrealized gain (loss) on investments                             0.78                 1.58              (1.14)
                                                                       ----------------        -------------      -------------
Total from Investment Operations                                                   0.74                 1.53              (1.15)

NET ASSET VALUE, END OF PERIOD                                         $          11.10        $       10.36      $        8.83
Total return (c)(d)                                                                7.14%(e)            17.33%            (11.52)%(e)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (f)                                                             1.57%(g)             1.54%              1.63%(g)
Interest expense                                                                     --                   --%(h)             --
Net expenses (f)                                                                   1.57%(g)             1.54%              1.63%(g)
Net investment loss (f)                                                           (0.67)%(g)           (0.53)%            (0.41)%(g)
Waiver/reimbursement                                                               0.05%(g)             0.05%              0.05%(g)
Portfolio turnover rate                                                              46%(e)              108%                71%
Net assets, end of period (000's)                                      $         81,153        $      81,967      $      81,442

(a) Class A shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h)  Rounds to less than 0.01%.

                                                                            (UNAUDITED)
                                                                       SIX MONTHS ENDED           YEAR ENDED       PERIOD ENDED
                                                                              MARCH 31,        SEPTEMBER 30,      SEPTEMBER 30,
CLASS B SHARES                                                                     2004                 2003            2002(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $          9.93        $        8.52      $        9.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                           (0.08)               (0.11)             (0.02)
Net realized and unrealized gain (loss) on investments                             0.75                 1.52              (1.11)
                                                                        ---------------        -------------      -------------
Total from Investment Operations                                                   0.67                 1.41              (1.13)

NET ASSET VALUE, END OF PERIOD                                          $         10.60        $        9.93      $        8.52
Total return (c)                                                                   6.75%(d)            16.55%            (11.71)%(d)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (e)                                                             2.34%(f)             2.24%              2.33%(f)
Interest expense                                                                     --                   --%(g)             --
Net expenses (e)                                                                   2.34%(f)             2.24%              2.33%(f)
Net investment loss (e)                                                           (1.44)%(f)           (1.23)%            (1.11)%(f)
Portfolio turnover rate                                                              46%(d)              108%                71%
Net assets, end of period (000's)                                       $       300,045        $     303,943      $     306,561

(a) Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.
(g)  Rounds to less than 0.01%.

                                                                            (UNAUDITED)
                                                                       SIX MONTHS ENDED           YEAR ENDED       PERIOD ENDED
                                                                              MARCH 31,        SEPTEMBER 30,      SEPTEMBER 30,
CLASS C SHARES                                                                     2004                 2003            2002(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $          9.92        $        8.52      $        9.64

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                           (0.07)               (0.11)             (0.02)
Net realized and unrealized gain (loss) on investments                             0.74                 1.51              (1.10)
                                                                        ---------------        -------------      -------------
Total from Investment Operations                                                   0.67                 1.40              (1.12)

NET ASSET VALUE, END OF PERIOD                                          $         10.59        $        9.92      $        8.52
Total return (c)                                                                   6.75%(d)            16.43%            (11.62)%(d)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (e)                                                             2.28%(f)             2.24%              2.33%(f)
Interest expense                                                                     --                   --%(g)             --
Net expenses (e)                                                                   2.28%(f)             2.24%              2.33%(f)
Net investment loss (e)                                                           (1.38)%(f)           (1.23)%            (1.11)%(f)
Portfolio turnover rate                                                              46%(d)              108%                71%
Net assets, end of period (000's)                                       $        25,855        $      27,938      $      28,093

(a) Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.
(g)  Rounds to less than 0.01%.

                               (UNAUDITED)
                          SIX MONTHS ENDED
                                 MARCH 31,                                   YEAR ENDED SEPTEMBER 30,
CLASS Z SHARES                        2004           2003(a)      2002(a)(b)         2001(a)          2000(a)        1999(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $     8.32         $    7.05       $    9.45       $   19.89      $     15.73      $   11.57

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (c)                       --(d)             --(d)         0.01(e)        (0.01)(e)        (0.08)(e)      (0.03)(e)
Net realized and
unrealized gain (loss)
on investments                        0.62              1.27           (2.41)          (7.77)            5.39           4.19
                                ----------         ---------       ---------       ---------      -----------      ---------
Total from Investment
Operations                            0.62              1.27           (2.40)          (7.78)            5.31           4.16

LESS DISTRIBUTIONS
DECLARED TO
SHAREHOLDERS:
From net realized gains                 --                --              --           (2.66)           (1.15)            --

NET ASSET VALUE, END OF
PERIOD                          $     8.94         $    8.32       $    7.05       $    9.45      $     19.89      $   15.73
Total return (f)                      7.45%(g)(h)      17.96%(g)      (25.34)%(g)     (43.48)%          35.04%         35.98%

RATIOS TO AVERAGE
NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (i)                0.92%(j)          1.00%           0.88%(e)        0.95%(e)         0.95%(e)       0.97%(e)(l)
Interest expense                        --                --%(k)          --              --               --             --
Net expenses (i)                      0.92%(j)          1.00%           0.88%(e)        0.95%(e)         0.95%(e)       0.97%(e)(l)
Net investment
income (loss) (i)                    (0.02)%(j)         0.01%           0.08%(e)       (0.05)%(e)       (0.44)%(e)     (0.18)%(e)(l)
Waiver/reimbursement                  0.05%(j)          0.06%           0.01%             --               --             --
Portfolio turnover rate                 46%(h)           108%             71%             73%(m)           74%(m)         57%(m)
Net assets, end of
period (000's)                  $  404,164         $ 384,861       $ 360,240       $ 551,474      $ 1,083,271      $ 831,338

(a) Per share data has been restated to reflect a 3-for-1 share split effective July 25, 2003.
(b) On July 15, 2002, the Stein Roe Growth Stock Fund was redesignated Liberty Growth Stock Fund, Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth Stock Portfolio prior to the termination of their master/feeder fund structure on July 12, 2002.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor/Transfer Agent not waived a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Round to less than 0.01%.
(l) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the year ended September 30, 1999 without the reduction.
(m)  Portfolio turnover rate disclosed is for the SR&F Growth Stock Portfolio.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                      COLUMBIA GROWTH STOCK FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Growth Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA GROWTH STOCK FUND SEMIANNUAL REPORT, MARCH 31, 2004

                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                755-03/634R-0304 (05/04) 04/1102

[GRAPHIC]

COLUMBIA THEMATIC EQUITY FUNDS

SEMIANNUAL REPORT

MARCH 31, 2004


[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Economic Update                                                                1

Columbia Global Thematic Equity Fund

Fund Profile                                                                   2

Performance Information                                                        3

Portfolio Managers' Report                                                     4

Columbia European Thematic Equity Fund

Fund Profile                                                                   6

Performance Information                                                        7

Portfolio Managers' Report                                                     8

Financial Statements                                                          10

   Investment Portfolios                                                      10

   Statements of Assets and Liabilities                                       17

   Statements of Operations                                                   18

   Statements of Changes in Net Assets                                        19

   Notes to Financial Statements                                              20

   Financial Highlights                                                       25

Important Information About This Report                                       27

Columbia Funds                                                                28


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED    -----------------
            NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                                  COLUMBIA THEMATIC EQUITY FUNDS

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,


  /s/ Thomas C. Theobald                        /s/ J. Kevin Connaughton

Thomas C. Theobald                            J. Kevin Connaughton
Chairman, Board of Trustees                   President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

ECONOMIC UPDATE

                                                  COLUMBIA THEMATIC EQUITY FUNDS

The pace of economic growth picked up around the world during the six-month period from October 1, 2003 through March 31, 2004. The US economy moved ahead during the period at an estimated annualized pace of about 4.0%. In general, Asian economies benefited as consumer and business spending increased. Exporting countries such as Hong Kong and Taiwan also benefited from a worldwide increase in demand for products manufactured in Asia. Growth in Japan was 7.0% in the fourth quarter of 2003, and the outlook is for solid growth in 2004.

STOCK MARKETS LIFTED BY FAVORABLE ECONOMIC NEWS

Equity market performance was stronger worldwide during the first half of this reporting period than in the second half. Lower-than-expected job growth in the US early in the first quarter of 2004 weighed on the world's stock markets because so many are linked to activity in the United States. Nevertheless, most major stock markets delivered solid returns for the six-month period. The S&P 500 Index returned 14.08%. The MSCI EAFE Index, a broad measure of performance in the major developed markets outside the United States, returned 22.16%. Japan's Nikkei 225 Index gained 14.64%.

In the United States and Europe, cyclical stocks led the markets during the first half of the period. During the second half of the period, defensive stocks were rewarded as investors looked beyond economically-sensitive sectors as the recovery matured. In Japan, export and manufacturing companies were solid performers.

The outlook for the global markets is clearly dependent on a sustainable economic revival. Estimates for 2004 range from low single-digit growth in Europe to higher levels in other regions.

EUROPE'S ECONOMIES ARE LACKLUSTER

European economies generally trailed most of the developed world, although growth in the UK was somewhat stronger than in continental Europe. The euro zone--the 12 countries that share the euro as a common currency--is still struggling with relatively high unemployment, lackluster consumer spending and a euro whose strength has generally made European goods less competitive around the world.

JAPAN ON THE MEND

After more than a decade of stagnation, the fundamentals underlying the Japanese economy are strong. Corporate profits are increasing and the banking system is on the mend. Japan's recovery also depends, in part, on exports to other regional economies. But a combination of export growth and higher consumer spending is expected to support the current recovery.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004

- ECONOMIC DEMAND STRENGTHENED AROUND THE WORLD, WHICH TRANSLATED INTO GAINS FOR STOCK MARKETS IN DEVELOPED ECONOMIES. BOTH THE MSCI WORLD INDEX AND THE RUSSELL 3000 INDEX DELIVERED DOUBLE-DIGIT RETURNS.

[CHART]

MSCI INDEX                           17.26%
RUSSELL INDEX                        14.94%

- STOCK MARKETS IN EUROPE AND JAPAN BENEFITED FROM IMPROVED ECONOMIC ACTIVITY. BOTH THE MSCI EUROPE INDEX AND THE NIKKEI 225 INDEX ROSE DURING THE PERIOD.

[CHART]

MSCI INDEX                           21.43%
NIKKEI INDEX                         14.64%

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalizations.

The MSCI Europe Index is a broad-based, unmanaged index that tracks the performance of common stocks in the developed markets of Europe.

The Nikkei 225 Index is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

FUND PROFILE

                                            COLUMBIA GLOBAL THEMATIC EQUITY FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 COUNTRIES AS OF 03/31/04 (%)

   United States                        52.2
   Japan                                 9.0
   Switzerland                           7.4
   United Kingdom                        7.1
   South Korea                           4.2

TOP 5 SECTORS AS OF 03/31/04 (%)

   Financials                           22.4
   Information technology               16.6
   Consumer discretionary               15.8
   Health care                          12.4
   Industrials                           9.5

TOP 10 HOLDINGS AS OF 03/31/04 (%)

   Citigroup                             5.7
   Pfizer                                4.2
   General Electric                      3.9
   UBS AG                                3.1
   Nomura Holdings                       3.1
   Microsoft                             2.7
   PepsiCo                               2.6
   Samsung Electronics                   2.5
   British Sky Broadcasting Group PLC    2.4
   Alltel                                2.3

Sector breakdown and portfolio holdings are calculated as a percentage of net assets. Countries are calculated as a percentage of total investments.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 03/31/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004, THE FUND'S CLASS Z SHARES RETURNED 16.52%.

-  THE FUND'S RETURN FELL SHORT OF ITS BENCHMARK, THE MSCI WORLD INDEX.

- THE FUND BENEFITED FROM RISING STOCK MARKETS AROUND THE WORLD. HOWEVER, IT TRAILED ITS BENCHMARK BECAUSE IT HAD LITTLE EXPOSURE TO UTILITIES AND MATERIALS AND MISSED OUT ON STRONG GAINS IN THOSE SECTORS.

[CHART]

CLASS Z SHARES                       16.52%
MSCI WORLD INDEX                     17.26%

                                    OBJECTIVE
                        Seeks long-term growth of capital

                                TOTAL NET ASSETS
                                  $0.6 million


MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                            COLUMBIA GLOBAL THEMATIC EQUITY FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 01/02/01 - 03/31/04

                    CLASS Z SHARES          MSCI WORLD INDEX
  1/2/2001            $  10,000                $  10,000
 1/31/2001            $  10,592                $  10,357
 2/28/2001            $   9,710                $   9,481
 3/31/2001            $   8,878                $   8,856
 4/30/2001            $   9,620                $   9,509
 5/31/2001            $   9,489                $   9,385
 6/30/2001            $   9,188                $   9,089
 7/31/2001            $   8,907                $   8,968
 8/31/2001            $   8,436                $   8,536
 9/30/2001            $   7,613                $   7,783
10/31/2001            $   7,804                $   7,932
11/30/2001            $   8,305                $   8,400
12/31/2001            $   8,486                $   8,452
 1/31/2002            $   8,014                $   8,195
 2/28/2002            $   7,863                $   8,123
 3/31/2002            $   8,194                $   8,498
 4/30/2002            $   7,757                $   8,193
 5/31/2002            $   7,686                $   8,207
 6/30/2002            $   7,285                $   7,708
 7/31/2002            $   6,653                $   7,058
 8/31/2002            $   6,582                $   7,070
 9/30/2002            $   5,849                $   6,291
10/31/2002            $   6,391                $   6,755
11/30/2002            $   6,672                $   7,118
12/31/2002            $   6,311                $   6,772
 1/31/2003            $   6,051                $   6,566
 2/28/2003            $   5,880                $   6,451
 3/31/2003            $   5,820                $   6,430
 4/30/2003            $   6,262                $   6,999
 5/31/2003            $   6,543                $   7,398
 6/30/2003            $   6,724                $   7,525
 7/31/2003            $   6,954                $   7,677
 8/31/2003            $   7,085                $   7,842
 9/30/2003            $   7,005                $   7,889
10/31/2003            $   7,506                $   8,356
11/30/2003            $   7,516                $   8,482
12/31/2003            $   7,918                $   9,014
 1/31/2004            $   8,091                $   9,158
 2/29/2004            $   8,233                $   9,311
 3/31/2004            $   8,162                $   9,249

The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks. Index performance is from January 2, 2001. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to directly invest in an index. Securities in the fund may not match those in an index.

All results shown assume reinvestment of distributions.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z shares may be purchased by, among others: any shareholder (and family members) of a fund distributed by Columbia Funds Distributor, Inc. (CFDI) who
(i) hold class Z shares, (ii) who holds class A shares that were obtained by exchanging with class Z shares, or (iii) who purchased no-load shares of funds merged with funds distributed by CFDI; clients of fee-based broker-dealers or registered investment advisors that recommend the purchase of fund shares; any trustee or director (and family members of a shareholder or any person listed on an account registration for the account of any shareholder) of any fund distributed by CFDI; insurance companies, trust companies, banks, endowments, investment companies, and foundations; and retirement plans with assets of at least $5 million. Investment minimums vary. For further information, please consult the fund prospectus.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 01/02/01 - 03/31/04 ($)

   SALES CHARGE:      WITHOUT       WITH
----------------------------------------
   Class Z              8,162        n/a


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

   SHARE CLASS                             Z
---------------------------------------------------
   INCEPTION                            01/02/01
---------------------------------------------------
   SALES CHARGE                         WITHOUT
---------------------------------------------------
   6-MONTH (CUMULATIVE)                  16.52
   1-YEAR                                40.23
   LIFE                                  -6.52

PORTFOLIO MANAGERS' REPORT

                                            COLUMBIA GLOBAL THEMATIC EQUITY FUND

For the six-month period ended March 31, 2004, class Z shares of Columbia Global Thematic Equity Fund returned 16.52%. Fund performance was less than that of its benchmark, the MSCI World Index, which returned 17.26%. The fund's double-digit return reflected strong stock market performance around the world. However, a lower weight in materials stocks, relative to the benchmark, and lack of exposure to utilities restrained performance.

ECONOMIC EXPANSION CONTINUED TO FUEL STOCK MARKET RALLY

Economic expansion in the United States, recovering markets in Europe and continued demand for raw materials in China helped world equity markets achieve solid gains during the period. Interest rates were volatile but remained low. After nearly five months of generally rising stock prices, the markets corrected in early March after unexpectedly low job creation numbers in the US gave investors a reason to take profits. But stocks rallied again in the final weeks of the period as job growth picked up.

MIXED RESULTS FROM RETIREMENT AND FULFILL YOUR DREAMS

The SAVING FOR RETIREMENT theme generally helped performance, as four of the fund's financial stocks gained 20% or more. Swiss bank UBS AG rose 32%, and Japanese bank Nomura Holdings gained 13% during the period. We continue to expect strong performance from Nomura, which is uniquely positioned to benefit from an improving economy. As the only major investment bank in Japan not affiliated with an industrial conglomerate, we believe that Nomura's objectivity is a valuable asset that should help it attract more merger and acquisition business.

In the FULFILL YOUR DREAMS theme, cruise operator Carnival continued its impressive performance with a gain of 36%. Boats have been full, customers are paying list price and no new competitors are entering the market. Gains from Carnival were partially offset, however, by the fund's position in Ryanair Holdings PLC, which declined 15%. The largest low-cost airline in Europe faced tough competition and difficulty expanding into new markets. During the period, we added to FULFILL YOUR DREAMS holdings with the purchase of Tractor Supply, a do-it-yourself store marketing farming supplies to the growing number of Americans living life in rural areas beyond the suburbs.

GLOBAL DATA TRAFFIC PRODUCED MIXED RETURNS

Our investments in technology companies benefited from improved corporate spending during the period. ASML Holding NV was a strong contributor to the fund's return. ASML is a manufacturer of the equipment that imprints microscopic circuitry patterns onto silicon chips. Nokia Oyj, the world's top cell phone maker, also benefited fund performance. Cap Gemini SA was one of the fund's few negative

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 03/31/04 ($)

   Class Z                              8.04

DISTRIBUTIONS DECLARED PER SHARE 10/01/03 - 03/31/04 ($)

   Class Z                              0.09

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/04 (%)

   UBS AG                                3.1
   Nomura Holdings                       3.1
   Carnival                              2.2
   Ryanair Holdings PLC                  0.6
   Tractor Supply                        0.5
   ASML Holding NV                       0.5
   Nokia Oyj                             1.0
   Signet Group PLC                      0.7
   Suncor Energy                         1.4
   Nabors Industries                     1.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

performers. Cap Gemini changed its emphasis from consultancy to outsourcing and systems installation, a strategy we questioned because of generally lower margins and higher capital commitments. As a result, we sold the position.

NEW THEME AND INCREASED ENERGY EXPOSURE

Our new theme, MORE FOR LESS, focuses on companies with strong consumer awareness and the ability to market products at the right price, such as Signet Group PLC. UK-based Signet is the world's largest jewelry retailer. It has gained customers' trust with education and improved retail displays. We also made a strategic decision to increase our energy exposure. We bought shares of Suncor Energy, a Canadian oil company, and Nabors Industries, one of the world's largest drilling contractors. Those stocks gained 48% and 22%, respectively, during the period.

LOOKING AHEAD

Economic gains in Japan and China have added much-needed support to the US-led global economic recovery. But Europe's economies are recovering more slowly because their prosperity is closely tied to the strength of the economy in the United States, particularly as it relates to the job market. To the extent the US economy stalls, we would expect additional pressure on Europe's economies and its stock markets. However, if the US recovery continues and interest rates remain low, we believe that Europe's economies will continue to improve, to the benefit of other global markets.

               Leon Pedersen is the lead manager of Columbia Global Thematic Equity Fund. The fund is managed by a 24-member portfolio team at Nordea Investment Management North America, Inc. No single individual at Nordea is responsible for making investment decisions for the fund. Nordea is the subadvisor to the fund. The fund's advisor is Columbia Management Advisors, Inc.

               /s/ LEON PEDERSON


There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

[SIDENOTE]

IF THE US RECOVERY CONTINUES AND INTEREST RATES REMAIN LOW, WE BELIEVE THE EUROPEAN ECONOMY WILL CONTINUE TO IMPROVE, WHICH IN TURN WILL BENEFIT OTHER GLOBAL MARKETS.

FUND PROFILE

                                          COLUMBIA EUROPEAN THEMATIC EQUITY FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 03/31/04 (%)

   Financials                           26.2
   Consumer discretionary               20.0
   Health care                          10.4
   Energy                                9.9
   Consumer staples                      9.4

TOP 5 COUNTRIES AS OF 03/31/04 (%)

   United Kingdom                       30.6
   Switzerland                          18.2
   France                               12.4
   Italy                                 9.2
   Sweden                                5.5

TOP 10 HOLDINGS AS OF 03/31/04 (%)

   UBS AG                                5.3
   Nestle SA                             4.9
   Vodafone Group PLC                    4.1
   Total SA                              4.1
   Novartis AG                           3.7
   Aventis SA                            3.5
   British Sky Broadcasting Group PLC    3.4
   Nokia Oyj                             3.3
   Diageo PLC                            3.3
   Telecom Italio S.p.A.                 2.9


Sector breakdown and portfolio holdings are calculated as a percentage of net assets. Countries are calculated as a percentage of total investments.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 03/31/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004, THE FUND'S CLASS Z SHARES RETURNED 17.67%.

-  THE FUND TRAILED ITS BENCHMARK, THE MSCI EUROPE INDEX.

- THE FUND BENEFITED FROM RISING STOCK PRICES THROUGHOUT EUROPE. HOWEVER, IT TRAILED ITS BENCHMARK BECAUSE IT HAD MINIMAL EXPOSURE TO MATERIALS AND UTILITIES STOCKS AND MISSED OUT ON STRONG GAINS IN THOSE SECTORS.

[CHART]

CLASS Z SHARES                       17.67%
MSCI EUROPE INDEX                    21.43%

                                    OBJECTIVE
                        Seeks long-term growth of capital

                                TOTAL NET ASSETS
                                  $0.3 million


MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                          COLUMBIA EUROPEAN THEMATIC EQUITY FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 01/02/01 - 03/31/04

                    CLASS Z SHARES          MSCI EUROPE INDEX
  1/2/2001            $  10,000                 $ 10,000
 1/31/2001            $  10,137                 $ 10,049
 2/28/2001            $   9,216                 $  9,167
 3/31/2001            $   8,412                 $  8,483
 4/30/2001            $   8,951                 $  9,086
 5/31/2001            $   8,461                 $  8,643
 6/30/2001            $   8,117                 $  8,316
 7/31/2001            $   8,038                 $  8,337
 8/31/2001            $   7,891                 $  8,120
 9/30/2001            $   7,136                 $  7,310
10/31/2001            $   7,312                 $  7,542
11/30/2001            $   7,548                 $  7,844
12/31/2001            $   7,823                 $  8,045
 1/31/2002            $   7,332                 $  8,257
 2/28/2002            $   7,332                 $  7,624
 3/31/2002            $   7,636                 $  8,037
 4/30/2002            $   7,546                 $  7,976
 5/31/2002            $   7,456                 $  7,951
 6/30/2002            $   7,267                 $  7,675
 7/31/2002            $   6,360                 $  6,821
 8/31/2002            $   6,330                 $  6,819
 9/30/2002            $   5,353                 $  5,922
10/31/2002            $   5,882                 $  6,495
11/30/2002            $   6,161                 $  6,814
12/31/2002            $   5,922                 $  6,566
 1/31/2003            $   5,553                 $  6,256
 2/28/2003            $   5,324                 $  6,052
 3/31/2003            $   5,533                 $  5,962
 4/30/2003            $   6,251                 $  6,766
 5/31/2003            $   6,720                 $  7,205
 6/30/2003            $   6,769                 $  7,274
 7/31/2003            $   6,849                 $  7,422
 8/31/2003            $   6,809                 $  7,408
 9/30/2003            $   6,909                 $  7,558
10/31/2003            $   7,348                 $  8,064
11/30/2003            $   7,697                 $  8,407
12/31/2003            $   8,222                 $  9,097
 1/31/2004            $   8,313                 $  9,204
 2/29/2004            $   8,455                 $  9,473
 3/31/2004            $   8,129                 $  9,179

The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index that tracks the performance of global stocks. Index performance is from January 2, 2001. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in an index.


All results shown assume reinvestment of distributions.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z shares may be purchased by, among others: any shareholder (and family members) of a fund distributed by Columbia Funds Distributor, Inc. (CFDI) who
(i) hold class Z shares, (ii) who holds class A shares that were obtained by exchanging with class Z shares, or (iii) who purchased no-load shares of funds merged with funds distributed by CFDI; clients of fee-based broker-dealers or registered investment advisors that recommend the purchase of fund shares; any trustee or director (and family members of a shareholder or any person listed on an account registration for the account of any shareholder) of any fund distributed by CFDI; insurance companies, trust companies, banks, endowments, investment companies, and foundations; and retirement plans with assets of at least $5 million. Investment minimums vary. For further information, please consult the fund prospectus

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 01/02/01 - 03/31/04 ($)

   SALES CHARGE:      WITHOUT       WITH
----------------------------------------
   Class Z              8,129        n/a


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

   SHARE CLASS                             Z
---------------------------------------------------
   INCEPTION                            01/02/01
---------------------------------------------------
   SALES CHARGE                         WITHOUT
---------------------------------------------------
   6-MONTH (CUMULATIVE)                  17.67
   1-YEAR                                46.93
   LIFE                                  -6.12

PORTFOLIO MANAGERS' REPORT

                                          COLUMBIA EUROPEAN THEMATIC EQUITY FUND

For the six-month period ended March 31, 2004, class Z shares of Columbia European Thematic Equity Fund returned 17.67%. The fund fell short of its benchmark, the MSCI Europe Index, which returned 21.43%. Market conditions were strong across most sectors, but the fund's low weights in materials and utilities stocks hampered performance relative to the index.

STOCKS CONTINUED TO RISE

Sparked by economic expansion in the United States, European stocks performed well during the period. Interest rates were volatile but remained low. The dollar weakened between November and February, then recovered modestly in March. After nearly five months of generally rising stock prices, the markets corrected in early March after the release of unexpectedly low job creation numbers in the US gave investors a reason to take profits. But stocks rallied again in the final weeks of the period as job growth picked up.

RETIREMENT AND BETTER LIFE THEMES DID WELL

The SAVING FOR RETIREMENT theme helped performance as six of the fund's financial stocks gained 20% or more. Swiss bank UBS AG, our largest holding, rose 32%. The company benefited from its mix of private banking, corporate finance and exposure to the rising stock market. The fund did not own shares of Parmalat, yet the scandal at the Italian dairy products company had a negative effect on most of the country's banks, including our shares of UniCredito Italiano S.p.A. In the LONGER LIFE, BETTER LIFE theme, pharmaceutical company Aventis SA gained 48% and optical lens manufacturer Essilor International SA was up 40%.

OUTSOURCING AND FULFILL YOUR DREAMS WERE DISAPPOINTING

Our OUTSOURCING theme generated limited returns. Although security company Securitas AB gained 18%, it underperformed the MSCI Europe benchmark. The company recovered after facing tough competition and staffing problems. The leading Swiss temporary employment company Adecco SA disappointed with a below-benchmark gain of 11%. The company was troubled by accounting issues at its US operation. In FULFILL YOUR DREAMS, Ryanair Holdings PLC was the worst-performing stock in the fund, losing 15%. Europe's largest low-cost airline faced tough competition from competitors and difficulty expanding into new markets.

GLOBAL DATA TRAFFIC PRODUCED MIXED RETURNS

THE GLOBAL DATA TRAFFIC theme, which includes telecommunications and information technology, did well during the period as corporate spending rose. ASML Holding NV was a strong contributor to the fund's

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 03/31/04 ($)

   Class Z                              7.99

DISTRIBUTIONS DECLARED PER SHARE 10/01/03 - 03/31/04 ($)

   Class Z                              0.16

HOLDINGS DISCUSSED IN THIS REPORT AS OF 03/31/04 (%)

   UBS AG                                5.3
   UniCredito Italiano S.p.A.            1.8
   Aventis SA                            3.5
   Essilor International SA              2.0
   Securitas AB                          1.1
   Adecco SA                             2.0
   Ryanair Holdings PLC                  1.2
   ASML Holding NV                       1.2
   Nokia Oyj                             3.3
   Hennes & Mauritz AB                   1.6
   Signet Group PLC                      1.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

returns. ASML is a manufacturer of the equipment that imprints microscopic circuitry patterns onto silicon chips. Nokia Oyj, the world's top cell phone maker, also benefited fund performance. Cap Gemini SA was one of the few negative performers. Cap Gemini changed its emphasis from consultancy to outsourcing and systems installation, a strategy we questioned because of generally lower margins and higher capital commitment. We sold the position.

GOOD RESULTS FROM NEW THEME

We established a new theme, MORE FOR LESS, which focuses on companies with strong consumer awareness and the ability to position products at the right price. Within the new theme, we acquired Swedish apparel designer Hennes & Mauritz AB. The company sells stylish but inexpensive clothing for children and adults and has more than 800 stores in 14 countries. We also invested in UK-based Signet Group PLC, the world's leading diamond retailer. By combining competitive pricing with marketing and gem-stone education, it has gained the trust of customers. Both holdings did well.

LOOKING AHEAD

In Europe, economic recovery is proceeding slowly. Exports are growing, but consumer spending is low by US standards. The strength of the European economy is closely tied to the strength of the economy in the United States, particularly as it relates to the job market. A stall in the US economy would put additional pressure on Europe's economies and stock markets. However, if the US recovery continues and interest rates remain low, we believe that European markets have the potential to improve as well.

               Leon Pedersen is the lead manager of Columbia European Thematic Equity Fund. The fund is managed by a 24-member portfolio team at Nordea Investment Management North America, Inc. No single individual at Nordea is responsible for making investment decisions for the fund. Nordea is the subadvisor to the fund. The fund's advisor is Columbia Management Advisors, Inc.

               /s/ LEON PEDERSON


There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a limited geographic region, such as Europe, may be subject to additional risks and volatility.

[SIDENOTE]

IF THE US RECOVERY CONTINUES AND INTEREST RATES REMAIN LOW, WE BELIEVE EUROPEAN MARKETS HAVE THE POTENTIAL TO IMPROVE. IF THE US ECONOMY STALLS, IT WILL PUT ADDITIONAL PRESSURE ON EUROPE'S ECONOMIES AND THEIR STOCK MARKETS.

INVESTMENT PORTFOLIO

MARCH 31, 2004 (UNAUDITED)                  COLUMBIA GLOBAL THEMATIC EQUITY FUND

                                                                                                           SHARES        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 95.4%
CONSUMER DISCRETIONARY - 15.8%

                          AUTOMOBILES - 1.8%      Harley-Davidson, Inc.                                       110            5,867
                                                  Honda Motor Co., Ltd.                                       100            4,603
                                                                                                Automobiles Total           10,470

        HOTELS, RESTAURANTS & LEISURE - 2.8%      Accor SA                                                     80            3,246
                                                  Carnival Corp.                                              295           13,248
                                                                                    Hotels, Restaurants & Leisure
                                                                                                            Total           16,494

                   HOUSEHOLD DURABLES - 1.8%      Furniture Brands International,
                                                     Inc.                                                     150            4,830
                                                  Koninklijke (Royal) Philips
                                                     Electronics NV                                           200            5,791
                                                                                         Household Durables Total           10,621

                                MEDIA - 5.3%      British Sky Broadcasting
                                                     Group PLC                                              1,130           14,136
                                                  Lamar Advertising Co. (a)                                   100            4,022
                                                  Omnicom Group, Inc.                                         100            8,025
                                                  WPP Group PLC                                               500            5,075
                                                                                                      Media Total           31,258

                     SPECIALTY RETAIL - 4.1%      Home Depot, Inc.                                            330           12,329
                                                  Kingfisher PLC                                              937            4,984
                                                  Signet Group PLC                                          2,000            4,056
                                                  Tractor Supply Co. (a)                                       75            2,904
                                                                                           Specialty Retail Total           24,273
                                                                                                                    --------------
                                                                                     CONSUMER DISCRETIONARY TOTAL           93,116

CONSUMER STAPLES - 6.0%

                            BEVERAGES - 3.2%      Diageo PLC                                                  300            3,922
                                                  PepsiCo, Inc.                                               280           15,078
                                                                                                  Beverages Total           19,000

             FOOD & STAPLES RETAILING - 1.3%      Wal-Mart Stores, Inc.                                       130            7,760
                                                                                         Food & Staples Retailing
                                                                                                            Total            7,760

                        FOOD PRODUCTS - 1.5%      Nestle SA, Registered Shares                                 35            8,929
                                                                                              Food Products Total            8,929
                                                                                                                    --------------
                                                                                           CONSUMER STAPLES TOTAL           35,689

ENERGY - 5.7%

          ENERGY EQUIPMENT & SERVICES - 2.8%      Nabors Industries Ltd. (a)                                  150            6,863
                                                  Schlumberger Ltd.                                           150            9,578
                                                                                      Energy Equipment & Services
                                                                                                            Total           16,441

                            OIL & GAS - 2.9%      Suncor Energy, Inc.                                         300            8,223
                                                  Total SA                                                     50            9,193
                                                                                                  Oil & Gas Total           17,416
                                                                                                                    --------------
                                                                                                     ENERGY TOTAL           33,857

FINANCIALS - 22.4%

                      CAPITAL MARKETS - 4.9%      Merrill Lynch & Co., Inc.                                   170           10,125
                                                  UBS AG, Registered Shares                                   250           18,581
                                                                                            Capital Markets Total           28,706

See notes to investment portfolio.

                                                                                                           SHARES        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)

                     COMMERCIAL BANKS - 5.3%      Allied Irish Banks PLC                                      440            6,568
                                                  Banco Santander Central
                                                     Hispano SA                                               550            5,990
                                                  Charter One Financial, Inc.                                 150            5,304
                                                  Kookmin Bank, ADR (a)                                       100            4,046
                                                  Wells Fargo & Co.                                           170            9,634
                                                                                           Commercial Banks Total           31,542

       DIVERSIFIED FINANCIAL SERVICES - 8.8%      Citigroup, Inc.                                             650           33,605
                                                  Nomura Holdings, Inc.                                     1,000           18,171
                                                                                   Diversified Financial Services
                                                                                                            Total           51,776

                            INSURANCE - 3.4%      Alleanza Assicurazioni S.p.A.                               600            6,800
                                                  Swiss Re, Registered Shares                                  50            3,448
                                                  Torchmark Corp.                                             180            9,682
                                                                                                  Insurance Total           19,930
                                                                                                                    --------------
                                                                                                 FINANCIALS TOTAL          131,954

HEALTH CARE - 12.4%

     HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%      Medtronic, Inc.                                             150            7,162
                                                                                          Health Care Equipment &
                                                                                                   Supplies Total            7,162

                     PHARMACEUTICALS - 11.2%      Abbott Laboratories                                         300           12,330
                                                  Johnson & Johnson                                           235           11,919
                                                  Novartis AG, Registered Shares                              250           10,624
                                                  Novo-Nordisk A/S, Class B                                   150            6,967
                                                  Pfizer, Inc.                                                700           24,535
                                                                                            Pharmaceuticals Total           66,375
                                                                                                                    --------------
                                                                                                HEALTH CARE TOTAL           73,537

INDUSTRIALS - 9.5%

                  AEROSPACE & DEFENSE - 1.1%      Honeywell International, Inc.                               200            6,770
                                                                                        Aerospace & Defense Total            6,770

                             AIRLINES - 0.6%      Ryanair Holdings PLC, ADR (a)                               100            3,419
                                                                                                   Airlines Total            3,419

       COMMERCIAL SERVICES & SUPPLIES - 1.5%      Allied Waste Industries,
                                                     Inc. (a)                                                 157            2,090
                                                  Securitas AB, B Shares                                      440            6,360
                                                                                   Commercial Services & Supplies
                                                                                                            Total            8,450

             INDUSTRIAL CONGLOMERATES - 3.9%      General Electric Co.                                        750           22,890
                                                                                   Industrial Conglomerates Total           22,890

                            MACHINERY - 0.4%      Tomra Systems ASA                                           500            2,537
                                                                                                  Machinery Total            2,537

     TRADING COMPANIES & DISTRIBUTORS - 2.0%      Mitsubishi Corp.                                          1,000           11,795
                                                                                              Trading Companies &
                                                                                               Distributors Total           11,795
                                                                                                                    --------------
                                                                                                INDUSTRIALS TOTAL           55,861

INFORMATION TECHNOLOGY - 16.6%

             COMMUNICATIONS EQUIPMENT - 2.2%      Nokia Oyj                                                   300            6,158
                                                  QUALCOMM, Inc.                                              100            6,642
                                                                                   Communications Equipment Total           12,800

                                              See notes to investment portfolio.

                                                                                                           SHARES        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)

              COMPUTERS & PERIPHERALS - 1.2%      International Business
                                                     Machines Corp.                                            75            6,888
                                                                                    Computers & Peripherals Total            6,888

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%      Hoya Corp.                                                  100            9,733
                                                                                           Electronic Equipment &
                                                                                                Instruments Total            9,733

         INTERNET SOFTWARE & SERVICES - 1.2%      T-Online International AG (a)                               200            2,387
                                                  Yahoo!, Inc. (a)                                            100            4,859
                                                                                     Internet Software & Services
                                                                                                            Total            7,246

           SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT - 5.6%      Applied Materials, Inc. (a)                                 500           10,690
                                                  ASML Holding NV (a)                                         156            2,862
                                                  Samsung Electronics Co., Ltd.,
                                                     GDR (b)                                                   20            4,950
                                                  Samsung Electronics Co., Ltd.,
                                                     GDR, Registered Shares                                    60           14,850
                                                                                   Semiconductors & Semiconductor
                                                                                                  Equipment Total           33,352

                             SOFTWARE - 4.8%      BEA Systems, Inc. (a)                                       600            7,656
                                                  Dassault Systemes SA                                        100            4,159
                                                  Microsoft Corp.                                             650           16,231
                                                                                                   Software Total           28,046
                                                                                                                    --------------
                                                                                     INFORMATION TECHNOLOGY TOTAL           98,065

MATERIALS - 2.5%

                            CHEMICALS - 2.2%      Potash Corp. of Saskatchewan,
                                                     Inc.                                                     110            9,141
                                                  Praxair, Inc.                                               100            3,712
                                                                                                  Chemicals Total           12,853

                      METALS & MINING - 0.3%      Johnson Matthey PLC                                         100            1,622
                                                                                            Metals & Mining Total            1,622
                                                                                                                    --------------
                                                                                                  MATERIALS TOTAL           14,475

TELECOMMUNICATION SERVICES - 4.5%

               DIVERSIFIED TELECOMMUNICATION
                             SERVICES - 2.4%      Alltel Corp.                                                275           13,720
                                                  Telefonica SA                                                21              318
                                                                                    Diversified Telecommunication
                                                                                                   Services Total           14,038

  WIRELESS TELECOMMUNICATION SERVICES - 2.1%      NTT DoCoMo, Inc.                                              3            6,616
                                                  Vodafone Group PLC                                        2,500            5,935
                                                                                       Wireless Telecommunication
                                                                                                   Services Total           12,551
                                                                                                                    --------------
                                                                                 TELECOMMUNICATION SERVICES TOTAL           26,589

                                                  TOTAL COMMON STOCKS - 95.4%
                                                  (COST OF $498,054) (c)                                                   563,143

                                                  OTHER ASSETS & LIABILITIES,
                                                     NET - 4.6%                                                             27,145

                                                  NET ASSETS - 100.0%                                                      590,288

See notes to investment portfolio.

     NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the value of this security amounted to $4,950, which represents 0.8% of net assets.
(c) Cost for both financial statement and federal income tax purposes is the same.

     SUMMARY OF SECURITIES                                           % OF TOTAL
     BY COUNTRY                              VALUE ($)               INVESTMENTS
     ---------------------------------------------------------------------------
     United States                            294,123                   52.2%
     Japan                                     50,918                    9.0
     Switzerland                               41,582                    7.4
     United Kingdom                            39,729                    7.1
     South Korea                               23,846                    4.2
     Netherlands                               18,231                    3.2
     Canada                                    17,364                    3.1
     France                                    16,598                    3.0
     Panama                                    13,248                    2.4
     Ireland                                    9,987                    1.8
     Denmark                                    6,967                    1.2
     Italy                                      6,800                    1.2
     Sweden                                     6,360                    1.1
     Spain                                      6,308                    1.1
     Finland                                    6,158                    1.1
     Norway                                     2,537                    0.5
     Germany                                    2,387                    0.4
                                             --------                  -----
                                              563,143                  100.0%
                                             ========                  =====

                 ACRONYM                                NAME
     ---------------------------------------------------------------------------
                   ADR                       American Depositary Receipt
                   GDR                        Global Depositary Receipt

                                              See notes to financial statements.

INVESTMENT PORTFOLIO

MARCH 31, 2004 (UNAUDITED)                COLUMBIA EUROPEAN THEMATIC EQUITY FUND

                                                                                                           SHARES        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 102.1%
CONSUMER DISCRETIONARY - 20.0%

                          AUTOMOBILES - 2.0%      Bayerische Motoren Werke
                                                     (BMW) AG                                                 150            6,108
                                                                                                Automobiles Total            6,108

        HOTELS, RESTAURANTS & LEISURE - 6.2%      Accor SA                                                    130            5,274
                                                  Carnival PLC                                                141            6,627
                                                  Compass Group PLC                                         1,090            7,205
                                                                                    Hotels, Restaurants & Leisure
                                                                                                            Total           19,106

                   HOUSEHOLD DURABLES - 2.0%      Koninklijke (Royal) Philips
                                                     Electronics NV                                           215            6,226
                                                                                         Household Durables Total            6,226

                              MEDIA - 5.3%        British Sky Broadcasting
                                                     Group PLC                                                850           10,633
                                                  WPP Group PLC                                               590            5,988
                                                                                                      Media Total           16,621

                     SPECIALTY RETAIL - 4.5%      Hennes & Mauritz AB, B Shares                               180            4,846
                                                  Kingfisher PLC                                              940            5,000
                                                  Signet Group PLC                                          2,019            4,095
                                                                                           Specialty Retail Total           13,941
                                                                                                                    --------------
                                                                                     CONSUMER DISCRETIONARY TOTAL           62,002

CONSUMER STAPLES - 9.4%

                            BEVERAGES - 3.3%      Diageo PLC                                                  770           10,066
                                                                                                  Beverages Total           10,066

                        FOOD PRODUCTS - 6.1%      Nestle SA, Registered Shares                                 59           15,052
                                                  Royal Numico NV (a)                                         134            3,958
                                                                                              Food Products Total           19,010
                                                                                                                    --------------
                                                                                           CONSUMER STAPLES TOTAL           29,076

ENERGY - 9.9%

          ENERGY EQUIPMENT & SERVICES - 1.4%      Saipem S.p.A.                                               450            4,485
                                                                                      Energy Equipment & Services
                                                                                                            Total            4,485

                            OIL & GAS - 8.5%      BP PLC                                                      700            5,885
                                                  Shell Transport & Trading
                                                     Co. PLC                                                1,180            7,734
                                                  Total SA                                                     69           12,686
                                                                                                  Oil & Gas Total           26,305
                                                                                                                    --------------
                                                                                                     ENERGY TOTAL           30,790

FINANCIALS - 26.2%

                      CAPITAL MARKETS - 5.3%      UBS AG, Registered Shares                                   220           16,352
                                                                                            Capital Markets Total           16,352

                    COMMERCIAL BANKS - 13.6%      Allied Irish Banks PLC                                      240            3,583
                                                  Banco Santander Central
                                                     Hispano SA                                               745            8,114
                                                  Bankinter SA                                                 35            1,381
                                                  Dexia                                                       290            5,025
                                                  ForeningsSparbanken AB                                      250            4,641
                                                  Lloyds TSB Group PLC                                      1,120            8,539
                                                  SanPaolo IMA S.p.A.                                         485            5,533
                                                  UniCredito Italiano S.p.A.                                1,140            5,443
                                                                                           Commercial Banks Total           42,259

See notes to investment portfolio.

                                                                                                           SHARES        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)

                            INSURANCE - 7.3%      Alleanza Assicurazioni S.p.A.                               460            5,214
                                                  AMB Generali Holding AG                                      30            2,281
                                                  Prudential PLC                                              950            7,838
                                                  Swiss Re, Registered Shares                                 107            7,378
                                                                                                  Insurance Total           22,711
                                                                                                                    --------------
                                                                                                 FINANCIALS TOTAL           81,322

HEALTH CARE - 10.4%

     HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%      Essilor International SA                                    101            6,151
                                                                                          Health Care Equipment &
                                                                                                   Supplies Total            6,151

                    PHARMACEUTICALS - 8.4%        Aventis SA                                                  140           10,776
                                                  Novartis AG, Registered Shares                              271           11,516
                                                  Novo Nordisk A/S, Class B                                    80            3,716
                                                                                            Pharmaceuticals Total           26,008
                                                                                                                    --------------
                                                                                                HEALTH CARE TOTAL           32,159

INDUSTRIALS - 6.1%

              AIR FREIGHT & LOGISTICS - 1.0%      Exel PLC                                                    250            3,245
                                                                                    Air Freight & Logistics Total            3,245

                             AIRLINES - 1.2%      Ryanair Holdings PLC, ADR (a)                               110            3,761
                                                                                                   Airlines Total            3,761

       COMMERCIAL SERVICES & SUPPLIES - 3.2%      Adecco SA, Registered Shares                                114            6,303
                                                  Securitas AB, B Shares                                      240            3,469
                                                                                   Commercial Services & Supplies
                                                                                                            Total            9,772

                            MACHINERY - 0.7%      Tomra Systems ASA                                           400            2,030
                                                                                                  Machinery Total            2,030
                                                                                                                    --------------
                                                                                                INDUSTRIALS TOTAL           18,808

INFORMATION TECHNOLOGY - 9.2%

             COMMUNICATIONS EQUIPMENT - 4.9%      Nokia Oyj                                                   500           10,263
                                                  Telefonaktiebolaget LM
                                                     Ericsson (a)                                           1,700            4,712
                                                                                   Communications Equipment Total           14,975

         INTERNET SOFTWARE & SERVICES - 1.5%      T-Online International AG (a)                               386            4,608
                                                                                     Internet Software & Services
                                                                                                            Total            4,608

              SEMICONDUCTORS & SEMICONDUCTOR      ASML Holding NV (a)                                         209            3,835
                            EQUIPMENT - 1.2%                                       Semiconductors & Semiconductor
                                                                                                  Equipment Total            3,835

                             SOFTWARE - 1.6%      Dassault Systemes SA                                        120            4,991
                                                                                                   Software Total            4,991
                                                                                                                    --------------
                                                                                     INFORMATION TECHNOLOGY TOTAL           28,409

MATERIALS - 1.4%

               CONSTRUCTION MATERIALS - 0.6%      Holcim Ltd., Registered Shares                               37            1,980
                                                                                     Construction Materials Total            1,980

                                              See notes to investment portfolio.

                                                                                                           SHARES        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
MATERIALS - (CONTINUED)

                      METALS & MINING - 0.8%      Johnson Matthey PLC                                         150            2,432
                                                                                            Metals & Mining Total            2,432
                                                                                                                    --------------
                                                                                                  MATERIALS TOTAL            4,412

TELECOMMUNICATION SERVICES - 9.5%

               DIVERSIFIED TELECOMMUNICATION
                             SERVICES - 5.4%      Telecom Italia S.p.A. (a)                                 2,865            8,990
                                                  Telefonica SA                                               505            7,650
                                                                                    Diversified Telecommunication
                                                                                                   Services Total           16,640

  WIRELESS TELECOMMUNICATION SERVICES - 4.1%      Vodafone Group PLC                                        5,390           12,795
                                                                                       Wireless Telecommunication
                                                                                                   Services Total           12,795
                                                                                                                    --------------
                                                                                       TELECOMMUNICATION SERVICES
                                                                                                            TOTAL           29,435
                                                                                                                    --------------
                                                  TOTAL COMMON STOCKS
                                                     (COST OF $262,693)                                                    316,413

PREFERRED STOCK - 1.5%
HEALTH CARE - 1.5%

     HEALTH CARE PROVIDERS & SERVICES - 1.5%      Fresenius AG (Cost of $1,546)                                65            4,558

                                                  TOTAL INVESTMENTS - 103.6%
                                                  (COST OF $264,239) (b)                                                   320,971

                                                  OTHER ASSETS & LIABILITIES,
                                                     NET - (3.6)%                                                          (11,290)

                                                  NET ASSETS - 100.0%                                                      309,681

     NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

     SUMMARY OF SECURITIES                                           % OF TOTAL
     BY COUNTRY                              VALUE ($)               INVESTMENTS
     ---------------------------------------------------------------------------
     United Kingdom                           98,083                    30.6%
     Switzerland                              58,581                    18.2
     France                                   39,879                    12.4
     Italy                                    29,665                     9.2
     Sweden                                   17,667                     5.5
     Germany                                  17,556                     5.5
     Spain                                    17,145                     5.3
     Netherlands                              14,018                     4.4
     Finland                                  10,263                     3.2
     Ireland                                   7,343                     2.3
     Belgium                                   5,025                     1.6
     Denmark                                   3,716                     1.2
     Norway                                    2,030                     0.6
                                             -------                   -----
                                             320,971                   100.0%
                                             =======                   =====

                 ACRONYM                                NAME
     ---------------------------------------------------------------------------
                   ADR                       American Depositary Receipt

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2004 (UNAUDITED)                        COLUMBIA THEMATIC EQUITY FUNDS

                                                                                                           COLUMBIA    COLUMBIA
                                                                                                             GLOBAL    EUROPEAN
                                                                                                           THEMATIC    THEMATIC
                                                                                                             EQUITY      EQUITY
                                                                                                           FUND ($)    FUND ($)
-------------------------------------------------------------------------------------------------------------------------------
                                  ASSETS   Investments, at cost                                             498,054     264,239
                                                                                                          ---------------------
                                           Investments, at value                                            563,143     320,971
                                           Cash                                                              14,285          --
                                           Foreign currency (cost of $36,046 and $4,422, respectively)       36,743       4,481
                                           Receivable for:
                                             Dividends                                                        1,069       1,571
                                             Foreign tax reclaims                                               802         952
                                           Expense reimbursement due from Investment Advisor                 17,672      18,114
                                           Deferred Trustees' compensation plan                               1,370       1,367
                                           Other assets                                                       3,501       1,028
                                                                                                          ---------------------
                                                                                          Total Assets      638,585     348,484

                             LIABILITIES   Payable to custodian bank                                             --       9,910
                                           Payable for:
                                             Investments purchased                                           23,028          --
                                             Investment advisory fee                                            445       1,523
                                             Administration fee                                                  28         243
                                             Transfer agent fee                                                 506         394
                                             Pricing and bookkeeping fees                                     1,322       1,299
                                             Trustees' fees                                                      34          47
                                             Audit fee                                                       15,396      15,396
                                             Custody fee                                                      3,657       6,050
                                             Legal fee                                                        2,511       2,574
                                           Deferred Trustees' fees                                            1,370       1,367
                                                                                                          ---------------------
                                                                                     Total Liabilities       48,297      38,803

                                                                                            NET ASSETS      590,288     309,681

               COMPOSITION OF NET ASSETS   Paid-in capital                                                1,184,605     964,613
                                           Accumulated net investment loss                                   (1,764)       (959)
                                           Accumulated net realized loss                                   (658,439)   (710,926)
                                           Net unrealized appreciation on:
                                             Investments                                                     65,089      56,732
                                             Foreign currency translations                                      797         221

                                                                                            NET ASSETS      590,288     309,681

                                 CLASS Z   Net assets                                                       590,288     309,681
                                           Shares outstanding                                                73,449      38,757
                                           Net asset value and offering price per share (a)                    8.04        7.99

(a) Redemption price per share is equal to net asset value less any applicable redemption fees.

                                              See notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2004 (UNAUDITED)

                                                  COLUMBIA THEMATIC EQUITY FUNDS

                                                                                                           COLUMBIA    COLUMBIA
                                                                                                             GLOBAL    EUROPEAN
                                                                                                           THEMATIC    THEMATIC
                                                                                                             EQUITY      EQUITY
                                                                                                           FUND ($)    FUND ($)
-------------------------------------------------------------------------------------------------------------------------------
                       INVESTMENT INCOME   Dividends (net of foreign taxes
                                             withheld of $164 and $296, respectively)                         3,852       2,357

                                EXPENSES   Investment advisory fee                                            2,483       1,338
                                           Administration fee                                                   194         102
                                           Pricing and bookkeeping fees                                       6,220       6,093
                                           Transfer agent fee                                                   512         224
                                           Trustees' fees                                                     3,097       3,108
                                           Custody fee                                                        6,144      10,422
                                           Audit fee                                                         16,056      16,056
                                           Registration fee                                                  19,107      19,145
                                           Other expenses                                                     4,895       3,968
                                           Non-recurring costs (See Note 9)                                       4           2
                                           Costs assumed by Investment Advisor (See Note 9)                      (4)         (2)
                                                                                                          ---------------------
                                             Total Expenses                                                  58,708      60,456
                                           Fees and expenses waived or reimbursed by
                                             Investment Advisor                                             (54,018)    (57,920)
                                           Custody earnings credit                                              (18)        (19)
                                                                                                          ---------------------
                                             Net Expenses                                                     4,672       2,517
                                                                                                          ---------------------
                                           Net Investment Loss                                                 (820)       (160)

 NET REALIZED AND UNREALIZED GAIN (LOSS)   Net realized gain on:
     ON INVESTMENTS AND FOREIGN CURRENCY     Investments                                                     29,145      10,525
                                             Foreign currency transactions                                      340         564
                                                                                                          ---------------------
                                               Net realized gain                                             29,485      11,089
                                           Net change in unrealized
                                             appreciation/depreciation on:
                                             Investments                                                     59,094      36,332
                                             Foreign currency translations                                      614        (132)
                                                                                                          ---------------------
                                               Net change in unrealized
                                                 appreciation/depreciation                                   59,708      36,200
                                                                                                          ---------------------
                                             Net Gain                                                        89,193      47,289
                                                                                                          ---------------------
                                             Net Increase in Net Assets
                                               from Operations                                               88,373      47,129

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  COLUMBIA THEMATIC EQUITY FUNDS

                                                                                     COLUMBIA GLOBAL THEMATIC EQUITY FUND
                                                                                 --------------------------------------------
                                                                                 (UNAUDITED)
                                                                                  SIX MONTHS
                                                                                       ENDED      PERIOD ENDED     YEAR ENDED
INCREASE (DECREASE)                                                                MARCH 31,     SEPTEMBER 30,    OCTOBER 31,
IN NET ASSETS:                                                                      2004 ($)    2003(a)(b) ($)    2002(c) ($)
-----------------------------------------------------------------------------------------------------------------------------
                              OPERATIONS   Net investment income (loss)                 (820)              (41)        (3,888)
                                           Net realized gain (loss) on
                                             investments and foreign
                                             currency transactions                    29,485          (365,620)      (235,843)
                                           Net change in unrealized
                                             appreciation/depreciation on
                                             investments and foreign
                                             currency translations                    59,708           370,489        (51,477)
                                                                                 --------------------------------------------
                                               Net Increase (Decrease)
                                                 from Operations                      88,373             4,828       (291,208)

               DISTRIBUTIONS DECLARED TO
                            SHAREHOLDERS   Class Z:
                                           From net investment income                 (6,651)               --           (839)

                      SHARE TRANSACTIONS   Class Z:
                                           Subscriptions                              18,676            12,603        499,082
                                           Distributions reinvested                    6,623                --            839
                                           Redemptions                               (65,342)         (717,389)      (553,111)
                                                                                 --------------------------------------------
                                               Net Increase (Decrease) from
                                                 Share Transactions                  (40,043)         (704,786)       (53,190)
                                                                                 --------------------------------------------
                                           Redemption fees                                13                 3             --
                                                                                 --------------------------------------------
                                                 Total Increase (Decrease)
                                                   in Net Assets                      41,692          (699,955)      (345,237)

                              NET ASSETS   Beginning of period                       548,596         1,248,551      1,593,788
                                           End of period                             590,288           548,596      1,248,551
                                           Accumulated net investment
                                             income (loss), at end of period          (1,764)            5,707           (540)

                       CHANGES IN SHARES   Class Z:
                                           Subscriptions                               2,349             1,965         67,200
                                           Issued for distributions reinvested           879                --            104
                                           Redemptions                                (8,351)         (119,485)       (76,155)
                                                                                 --------------------------------------------
                                               Net Increase (Decrease)                (5,123)         (117,520)        (8,851)

                                                                                    COLUMBIA EUROPEAN THEMATIC EQUITY FUND
                                                                                 --------------------------------------------
                                                                                 (UNAUDITED)
                                                                                  SIX MONTHS
                                                                                       ENDED      PERIOD ENDED     YEAR ENDED
INCREASE (DECREASE)                                                                MARCH 31,     SEPTEMBER 30,    OCTOBER 31,
IN NET ASSETS:                                                                      2004 ($)    2003(a)(b) ($)    2002(c) ($)
-----------------------------------------------------------------------------------------------------------------------------
                              OPERATIONS   Net investment income (loss)                 (160)            2,538            857
                                           Net realized gain (loss) on
                                             investments and foreign
                                             currency transactions                    11,089          (134,814)      (451,975)
                                           Net change in unrealized
                                             appreciation/depreciation on
                                             investments and foreign
                                             currency translations                    36,200           110,855        198,885
                                                                                ---------------------------------------------
                                               Net Increase (Decrease)
                                                 from Operations                      47,129           (21,421)      (252,233)

               DISTRIBUTIONS DECLARED TO
                            SHAREHOLDERS   Class Z:
                                           From net investment income                 (6,287)               --        (20,508)

                      SHARE TRANSACTIONS

                                           Class Z:
                                           Subscriptions                              25,579           179,094        990,208
                                           Distributions reinvested                    6,287                --         20,508
                                           Redemptions                               (26,157)         (828,486)      (979,194)
                                                                                ---------------------------------------------
                                               Net Increase (Decrease) from
                                                 Share Transactions                    5,709          (649,392)        31,522
                                                                                ---------------------------------------------
                                           Redemption fees                                --               241             --
                                                                                ---------------------------------------------
                                                 Total Increase (Decrease)
                                                   in Net Assets                      46,551          (670,572)      (241,219)

                              NET ASSETS

                                           Beginning of period                       263,130           933,702      1,174,921
                                           End of period                             309,681           263,130        933,702
                                           Accumulated net investment
                                             income (loss), at end of period            (959)            5,488           (538)

                       CHANGES IN SHARES

                                           Class Z:
                                           Subscriptions                               3,186            29,213        155,828
                                           Issued for distributions reinvested           807                --          2,658
                                           Redemptions                                (3,201)         (149,415)      (157,802)
                                                                                ---------------------------------------------
                                               Net Increase (Decrease)                   792          (120,202)           684

(a)  The Fund changed its fiscal year end from October 31 to September 30.

(b) Approximately $670,000 and $655,000 of redemptions in Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund, respectively, were by an affiliate of the Funds' investment advisor and were due to certain regulatory requirements.

(c) On July 29, 2002, the Funds' outstanding shares were redesignated as Class Z shares.

                                              See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004 (UNAUDITED)                        COLUMBIA THEMATIC EQUITY FUNDS

NOTE 1. ORGANIZATION

Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund (collectively, the "Funds") are diversified portfolios of Columbia Funds Trust XI (the "Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

Each Fund seeks long-term growth of capital.

FUND SHARES

The Funds may issue an unlimited number of shares. On July 29, 2002, the outstanding shares of the Funds were redesignated Class Z shares. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

On October 13, 2003, the Liberty Global Thematic Equity Fund and Liberty European Thematic Equity Fund were renamed Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund, respectively. Also on this date, the Liberty-Stein Roe Funds Investment Trust was renamed Columbia Funds Trust XI.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

INCOME RECOGNITION

Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the period ended September 30, 2003 and year ended October 31, 2002 was as follows:

                                                   ORDINARY INCOME
--------------------------------------------------------------------------------
                                         PERIOD ENDED            YEAR ENDED
                                      SEPTEMBER 30, 2003      OCTOBER 31, 2002
--------------------------------------------------------------------------------
Columbia Global Thematic
   Equity Fund                           $         --            $      839
Columbia European Thematic
   Equity Fund                                     --                20,508

Unrealized appreciation and depreciation at March 31, 2004, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:

                                                                              NET
                                       UNREALIZED       UNREALIZED        UNREALIZED
                                      APPRECIATION     DEPRECIATION      APPRECIATION
--------------------------------------------------------------------------------------
Columbia Global Thematic
   Equity Fund                       $       86,073   $      (20,984)   $       65,089
Columbia European Thematic
   Equity Fund                               60,743           (4,011)           56,732

The following capital loss carryforwards, determined as of September 30, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                    COLUMBIA      COLUMBIA
                     GLOBAL       EUROPEAN
       YEAR OF      THEMATIC      THEMATIC
     EXPIRATION   EQUITY FUND   EQUITY FUND
-------------------------------------------
     2009         $    79,387   $    92,707
     2010             235,325       205,264
     2011             342,924       408,046
                  $   657,636   $   706,017

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"). Columbia receives a monthly investment advisory fee based on average daily net assets of each Fund as follows:

   AVERAGE DAILY NET ASSETS   ANNUAL FEE RATE
---------------------------------------------
       First $1 billion            0.85%
       Next $500 million           0.80%
       Over $1.5 billion           0.75%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.85% of each Fund's average daily net assets.

SUB-ADVISORY FEE

Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as sub-advisor to manage the day-to-day investment operations of the Funds. Columbia, out of the advisory fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.60% annually of the average daily net assets of each Fund.

ADMINISTRATION FEE

Columbia provides accounting and other services to the Funds for a monthly administration fee at the annual rate of 0.05% of each Fund's average daily net assets.

Prior to November 1, 2003, Columbia was entitled to receive a monthly administration fee at the annual rate of 0.15% of each Fund's average daily net assets.

For the six months ended March 31, 2004, the annualized effective administration fee rates for the Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund were 0.07% and 0.07%, respectively.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual flat fee of $10,000 paid monthly, and in any month that a Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. Each Fund also pays additional fees for pricing services. For the six months ended March 31, 2004, the annualized effective pricing and bookkeeping fee rates for the Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund were 2.128% and 3.867%, respectively.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of each Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

For the six months ended March 31, 2004, the annualized effective transfer agent fee rates, inclusive of out-of-pocket fees, for the Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund were 0.18% and 0.14%, respectively.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.60% annually of each Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Funds pay no compensation to their officers, all of whom are employees of Columbia or its affiliates.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                            PURCHASES               SALES
-----------------------------------------------------------------------------
Columbia Global Thematic
   Equity Fund                            $     112,460          $    190,966
Columbia European Thematic
   Equity Fund                                   96,763                82,036

NOTE 6. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Funds based on their borrowings. In addition, the Funds have agreed to pay commitment fees on their pro-rata portions of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended March 31, 2004, the Funds did not borrow under this arrangement.

NOTE 7. REDEMPTION FEES

Effective February 10, 2003, the Funds began imposing a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Funds, are accounted for as an addition to paid-in capital. For the six months ended March 31, 2004, redemption fees for the Class Z shares of the Columbia Global Thematic Equity Fund amounted to $13. For the six months ended March 31, 2004, the Columbia European Thematic Equity Fund did not retain any redemption fees.

NOTE 8. SHARES OF BENEFICIAL INTEREST

As of March 31, 2004, the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The numbers of shareholders greater than 5% and the aggregate percentage of shares outstanding held were as follows:

                                            NUMBER
                                              OF                 PERCENT OF
                                         SHAREHOLDERS           SHARES HELD
--------------------------------------------------------------------------------
Columbia Global Thematic
   Equity Fund                                1                     11%
Columbia European Thematic
   Equity Fund                                1                      7%

NOTE 9. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Because the Columbia European Thematic Equity Fund's investments are concentrated in Europe, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

For the six months ended March 31, 2004, Columbia has assumed $4 and $2 of legal, consulting services and Trustees' fees incurred by the Columbia Global Thematic Equity Fund and the Columbia European Thematic Equity Fund, respectively, in connection with these matters.

NOTE 10. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Funds' investment advisor and distributor, was acquired by BOA. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

NOTE 11. COMPARABILITY OF FINANCIAL STATEMENTS

The fiscal year end of the Funds was changed from October 31 to September 30. Accordingly, the Funds' 2004 fiscal year end will be September 30, 2004.

FINANCIAL HIGHLIGHTS

                                            COLUMBIA GLOBAL THEMATIC EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                          ENDED         PERIOD ENDED            YEAR ENDED       PERIOD ENDED
                                                      MARCH 31,        SEPTEMBER 30,           OCTOBER 31,        OCTOBER 31,
CLASS Z SHARES                                          2004(a)              2003(b)               2002(c)            2001(d)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        6.98        $        6.37        $         7.78     $        10.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (e)                                   (0.01)                  --(f)              (0.02)             (0.03)
Net realized and unrealized gain (loss)
on investments and foreign currency                        1.16                 0.61                 (1.39)             (2.32)
                                                  -------------        -------------        --------------     --------------
Total from Investment Operations                           1.15                 0.61                 (1.41)             (2.35)

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.09)                  --                    --(f)              --

REDEMPTION FEES:
Redemption fees added to paid-in capital                     --(e)(f)             --(e)(f)             N/A                N/A

NET ASSET VALUE, END OF PERIOD                    $        8.04        $        6.98        $         6.37     $         7.78
Total return (g)(h)                                       16.52%(i)             9.58%(i)            (18.08)%           (23.20)%(i)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                               1.60%(k)             1.60%(k)              1.60%              1.60%(k)
Net investment loss (j)                                   (0.28)%(k)           (0.01)%(k)            (0.25)%            (0.40)%(k)
Waiver/reimbursement                                      18.48%(k)            10.25%(k)              5.07%              5.54%(k)
Portfolio turnover rate                                      20%(i)               41%(i)                41%                15%(i)
Net assets, end of period (000's)                 $         590        $         549        $        1,249     $        1,594

(a) On October 13, 2003, the Liberty Global Thematic Equity Fund was renamed Columbia Global Thematic Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On July 29, 2002, the Stein Roe Global Thematic Equity Fund was redesignated Liberty Global Thematic Equity Fund, Class Z shares.

(d) The Fund commenced investment operations on January 2, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Rounds to less than $0.01 per share.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Total return at net asset value assuming all distributions reinvested.

(i) Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, except for the six months ended March 31, 2004 and the period ended September 30, 2003 which each had an impact of 0.01%.

(k) Annualized.

                                          COLUMBIA EUROPEAN THEMATIC EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS               PERIOD                  YEAR             PERIOD
                                                          ENDED                ENDED                 ENDED              ENDED
                                                      MARCH 31,        SEPTEMBER 30,           OCTOBER 31,        OCTOBER 31,
CLASS Z SHARES                                          2004(a)              2003(b)               2002(c)            2001(d)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        6.93        $        5.90        $         7.46     $        10.18

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (e)                             --(f)              0.03                  0.01               0.05
Net realized and unrealized gain (loss)
on investments and foreign currency                        1.22                 1.00                 (1.44)             (2.77)
                                                  -------------        -------------        --------------     --------------
Total from Investment Operations                           1.22                 1.03                 (1.43)             (2.72)

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.16)                  --                 (0.13)                --

REDEMPTION FEES:
Redemption fees added to paid-in capital                     --                   --(e)(f)             N/A                N/A

NET ASSET VALUE, END OF PERIOD                    $        7.99        $        6.93        $         5.90     $         7.46
Total return (g)(h)                                       17.67%(i)            17.46%(i)            (19.58)%           (26.72)%(i)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                               1.60%(k)             1.60%(k)              1.60%              1.60%(k)
Net investment income (loss) (j)                          (0.10)%(k)            0.52%(k)              0.07%              0.71%(k)
Waiver/reimbursement                                      36.76%(k)            19.60%(k)              6.08%              5.57%(k)
Portfolio turnover rate                                      27%(i)               67%(i)                71%                33%(i)
Net assets, end of period (000's)                 $         310        $         263        $          934     $        1,175

(a) On October 13, 2003, the Liberty European Thematic Equity Fund was renamed Columbia European Thematic Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On July 29, 2002, the Stein Roe European Thematic Equity Fund was redesignated Liberty European Thematic Equity Fund, Class Z shares.

(d) The Fund commenced investment operations on January 2, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Rounds to less than $0.01 per share.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Total return at net asset value assuming all distributions reinvested.

(i) Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, except for the six months ended March 31, 2004 and the period ended September 30, 2003 which each had an impact of 0.01%.

(k) Annualized.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                  COLUMBIA THEMATIC EQUITY FUNDS

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Thematic Equity Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS

                                                  COLUMBIA THEMATIC EQUITY FUNDS

             LARGE GROWTH     Columbia Common Stock
                              Columbia Growth
                              Columbia Growth Stock
                              Columbia Large Cap Growth
                              Columbia Tax-Managed Growth
                              Columbia Tax-Managed Growth II
                              Columbia Young Investor

              LARGE VALUE     Columbia Disciplined Value
                              Columbia Growth & Income
                              Columbia Large Cap Core
                              Columbia Tax-Managed Value

            MIDCAP GROWTH     Columbia Acorn Select
                              Columbia Mid Cap Growth
                              Columbia Tax-Managed Aggressive Growth

             MIDCAP VALUE     Columbia Dividend Income
                              Columbia Mid Cap
                              Columbia Strategic Investor

             SMALL GROWTH     Columbia Acorn
                              Columbia Acorn USA
                              Columbia Small Company Equity

              SMALL VALUE     Columbia Small Cap
                              Columbia Small-Cap Value

                 BALANCED     Columbia Asset Allocation
                              Columbia Balanced
                              Columbia Liberty Fund

                SPECIALTY     Columbia Real Estate Equity
                              Columbia Technology
                              Columbia Utilities

     TAXABLE FIXED-INCOME     Columbia Contrarian Income
                              Columbia Corporate Bond
                              Columbia Federal Securities
                              Columbia Fixed Income Securities
                              Columbia High Yield
                              Columbia High Yield Opportunities
                              Columbia Income
                              Columbia Intermediate Bond
                              Columbia Intermediate Government Income
                              Columbia Quality Plus Bond
                              Columbia Short Term Bond
                              Columbia Strategic Income

            FLOATING RATE     Columbia Floating Rate
                              Columbia Floating Rate Advantage

               TAX EXEMPT     Columbia High Yield Municipal
                              Columbia Intermediate Tax-Exempt Bond
                              Columbia Managed Municipals
                              Columbia National Municipal Bond
                              Columbia Tax-Exempt
                              Columbia Tax-Exempt Insured

  SINGLE STATE TAX EXEMPT     Columbia California Tax-Exempt
                              Columbia Connecticut Intermediate Municipal Bond
                              Columbia Connecticut Tax-Exempt
                              Columbia Florida Intermediate Municipal Bond
                              Columbia Massachusetts Intermediate Municipal Bond
                              Columbia Massachusetts Tax-Exempt
                              Columbia New Jersey Intermediate Municipal Bond
                              Columbia New York Intermediate Municipal Bond
                              Columbia New York Tax-Exempt
                              Columbia Oregon Municipal Bond
                              Columbia Pennsylvania Intermediate Municipal Bond
                              Columbia Rhode Island Intermediate Municipal Bond

             MONEY MARKET     Columbia Money Market
                              Columbia Municipal Money Market

     INTERNATIONAL/GLOBAL     Columbia Acorn International
                              Columbia Acorn International Select
                              Columbia Europe
                              Columbia Global Equity
                              Columbia International Stock
                              Columbia Newport Asia Pacific
                              Columbia Newport Greater China
                              Columbia Newport Tiger

                    INDEX     Columbia Large Company Index
                              Columbia Small Company Index
                              Columbia U.S. Treasury Index


PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA THEMATIC EQUITY FUNDS SEMIANNUAL REPORT, MARCH 31, 2004

                                                                    PRSRT STD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  HOLLISTON, MA
                                                                  PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611  www.columbiafunds.com


                                                LTF-03/631R-0304 (05/04) 04/1086

                                    COLUMBIA
                                  EQUITY FUNDS

                                Semiannual Report
                                 March 31, 2004


                  [Photograph of 2 ladies with a pen in hand]



                      COLUMBIA FUNDS LOGO
                      A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

  Economic Update ...............................     1
  Columbia Asset Allocation Fund ................     2
  Columbia Large Cap Growth Fund ................     5
  Columbia Disciplined Value Fund ...............     8
  Columbia International Equity Fund ............    11
  Columbia Large Cap Core Fund ..................    14
  Columbia Small Cap Fund .......................    17
  Columbia Small Company Equity Fund ............    20
  Financial Statements ..........................    23
  Important Information
  About This Report .............................   128

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

Not FDIC      May Lose Value
Insured       No Bank Guarantee


TO OUR FELLOW SHAREHOLDERS______________________________________________________
                                                           Columbia Equity Funds

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

o APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

o VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald
Thomas C. Theobald
Chairman, Board of Trustees

/s/ J. Kevin Connaughton
J. Kevin Connaughton
President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

SUMMARY
FOR THE SIX-MONTH PERIOD THAT ENDED MARCH 31, 2004


o STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH AND AN INCREASE IN CORPORATE PROFITS. BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX POSTED DOUBLE-DIGIT RETURNS THIS PERIOD.

                              S&P INDEX    MSCI INDEX
artwork: 2 arrows up
                                 14.08%      22.16%

o PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS. AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX, THIS SECTOR POSTED A RETURN MORE THAN FIVE PERCENTAGE POINTS HIGHER THAN THE RETURN FOR INVESTMENT-GRADE BONDS, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

                        MERRILL LYNCH INDEX      LEHMAN INDEX
artwork: 2 arrows up
                               8.21%                2.98%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues.

ECONOMIC UPDATE_________________________________________________________________
                                                           Columbia Equity Funds

The US economy moved ahead during the six-month reporting period that began October 1, 2003 and ended March 31, 2004. A burst of strength in the third quarter of 2003, for which annualized GDP was reported at 8.2%, was followed by fourth quarter growth of 4.1%. That pace was still comfortably above the economy's long-term average growth rate of 3.0%. GDP growth for first quarter of 2004 was 4.2%.

Although job growth was slow to catch on, the economy showed signs of improvement on all fronts. Consumer spending rose as a sizeable package of tax cuts, implemented in 2003, gave disposable income a boost. Low interest rates spurred a new round of mortgage refinancing late in the period. Consumer confidence slipped late in the period as the outlook for the labor market remained clouded despite a significant pick-up in new jobs in March. Nevertheless, housing and retail sales showed steady gains throughout the period.

After two years of holding back, the business sector began to show signs of improvement late in 2003. Business spending on technology-related items rose as corporate profits improved. Spending on capital equipment also picked up.

US STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003, but its rate of return slowed early in 2004 in response to a mixed job outlook and renewed fears about terrorism. The S&P 500 Index returned 14.08% for this six-month period. Small company stocks were even stronger. The Russell 2000 Index returned 21.69% for the period.

INTERNATIONAL STOCK MARKETS REPORTED STRONG RETURNS

A modest rebound in economic growth and a declining US dollar helped international stock markets post strong returns. The MSCI EAFE Index, a broad measure of performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 22.16% for the period. European stock markets responded to improving economic data and relatively low interest rates. Japan's economy continued to report steady but modest growth, and its improvement was reflected in strong stock market returns. The stock markets of Korea, Malaysia and Taiwan scored double-digit gains during the period as did those of Colombia and Mexico.

BONDS DELIVER RESPECTABLE GAINS

A growing economy continued to boost investor enthusiasm for high-yield bonds, which led the fixed-income markets during the period. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 8.21%. However, high-yield bonds slipped in the second half of this reporting period. US Treasury bonds gained ground and other segments of the bond market also delivered respectable gains as interest rates declined. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, returned 2.98%. However, money market fund yields remained below 1%.

PERFORMANCE OF A $10,000 INVESTMENT
04/01/94 - 03/31/04 ($)

  SALES CHARGE         WITHOUT           WITH
  ------------         -------          ------
  Class A               22,140          20,866
  Class B               21,305          21,305
  Class C               21,311          21,311
  Class G               20,812          20,812
  Class T               22,048          20,780
  Class Z               22,511            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                  Columbia Asset Allocation Fund

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

[MOUNTAIN CHART]

           CLASS A        CLASS A                    LEHMAN
       SHARES WITHOUT  SHARES WITH    S&P 500       AGGREGATE
        SALES CHARGE   SALES CHARGE    INDEX       BOND INDEX
        ------------   ------------    -----       ----------
         $9425.00       $10000.00    $10000.00      $10000.00
          9381.00         9953.00     10128.00        9920.00
          9425.00        10000.00     10294.00        9919.00
          9259.00         9824.00     10042.00        9897.00
          9481.00        10060.00     10371.00       10094.00
          9677.00        10268.00     10796.00       10106.00
          9449.00        10025.00     10532.00        9958.00
          9565.00        10149.00     10769.00        9949.00
          9368.00         9940.00     10377.00        9927.00
          9489.00        10068.00     10531.00        9995.00
          9679.00        10269.00     10803.00       10193.00
          9959.00        10567.00     11225.00       10436.00
         10184.00        10805.00     11556.00       10500.00
         10484.00        11124.00     11895.00       10646.00
         10939.00        11606.00     12371.00       11059.00
         11141.00        11821.00     12658.00       11139.00
         11334.00        12026.00     13079.00       11115.00
         11370.00        12064.00     13111.00       11249.00
         11759.00        12477.00     13665.00       11358.00
         11805.00        12525.00     13615.00       11506.00
         12210.00        12955.00     14213.00       11679.00
         12363.00        13117.00     14487.00       11842.00
         12625.00        13395.00     14980.00       11920.00
         12616.00        13386.00     15119.00       11713.00
         12708.00        13483.00     15264.00       11631.00
         12802.00        13583.00     15489.00       11566.00
         13009.00        13803.00     15888.00       11543.00
         13154.00        13956.00     15949.00       11697.00
         12804.00        13585.00     15244.00       11729.00
         12983.00        13775.00     15565.00       11709.00
         13509.00        14333.00     16442.00       11913.00
         13804.00        14646.00     16896.00       12177.00
         14354.00        15230.00     18173.00       12385.00
         14231.00        15099.00     17813.00       12270.00
         14696.00        15593.00     18926.00       12308.00
         14646.00        15540.00     19074.00       12339.00
         14315.00        15189.00     18290.00       12202.00
         14862.00        15769.00     19382.00       12385.00
         15350.00        16286.00     20562.00       12503.00
         15769.00        16731.00     21484.00       12651.00
         16630.00        17644.00     23194.00       12993.00
         16089.00        17071.00     21895.00       12883.00
         16543.00        17552.00     23095.00       13072.00
         16592.00        17605.00     22323.00       13262.00
         16795.00        17819.00     23357.00       13323.00
         17040.00        18080.00     23759.00       13457.00
         17280.00        18335.00     24022.00       13629.00
         17838.00        18927.00     25754.00       13618.00
         18343.00        19462.00     27073.00       13665.00
         18541.00        19673.00     27346.00       13736.00
         18321.00        19438.00     26876.00       13866.00
         18662.00        19800.00     27967.00       13984.00
         18495.00        19624.00     27671.00       14014.00
         17277.00        18331.00     23670.00       14242.00
         17952.00        19047.00     25187.00       14575.00
         18887.00        20040.00     27234.00       14498.00
         19411.00        20595.00     28885.00       14581.00
         20069.00        21293.00     30549.00       14624.00
         20460.00        21708.00     31826.00       14728.00
         20000.00        21220.00     30836.00       14470.00
         20628.00        21886.00     32069.00       14550.00
         20788.00        22057.00     33310.00       14597.00
         20279.00        21516.00     32524.00       14468.00
         20744.00        22009.00     34329.00       14422.00
         20511.00        21763.00     33258.00       14360.00
         20279.00        21517.00     33095.00       14353.00
         20091.00        21317.00     32188.00       14519.00
         20722.00        21986.00     34226.00       14573.00
         20966.00        22245.00     34921.00       14571.00
         21557.00        22873.00     36978.00       14501.00
         20958.00        22237.00     35121.00       14454.00
         21029.00        22312.00     34458.00       14628.00
         22409.00        23776.00     37827.00       14822.00
         22324.00        23686.00     36689.00       14779.00
         21819.00        23150.00     35937.00       14771.00
         22683.00        24067.00     36824.00       15078.00
         22781.00        24171.00     36250.00       15216.00
         23760.00        25210.00     38501.00       15436.00
         23045.00        24451.00     36468.00       15534.00
         22826.00        24219.00     36315.00       15636.00
         21817.00        23148.00     33453.00       15892.00
         21979.00        23320.00     33617.00       16188.00
         22579.00        23956.00     34811.00       16454.00
         21263.00        22560.00     31636.00       16597.00
         20352.00        21594.00     29630.00       16680.00
         21136.00        22426.00     31933.00       16610.00
         21161.00        22452.00     32147.00       16709.00
         20647.00        21907.00     31365.00       16773.00
         20596.00        21852.00     31058.00       17148.00
         19939.00        21155.00     29114.00       17346.00
         18956.00        20112.00     26761.00       17549.00
         19384.00        20567.00     27272.00       17915.00
         20136.00        21365.00     29364.00       17668.00
         20168.00        21399.00     29623.00       17555.00
         19622.00        20819.00     29190.00       17697.00
         19141.00        20309.00     28627.00       17869.00
         19551.00        20743.00     29703.00       17572.00
         18780.00        19926.00     27903.00       17913.00
         18688.00        19828.00     27697.00       18065.00
         17741.00        18823.00     25725.00       18221.00
         17125.00        18170.00     23721.00       18441.00
         17257.00        18310.00     23875.00       18753.00
         16046.00        17025.00     21280.00       19057.00
         16955.00        17990.00     23152.00       18969.00
         17544.00        18614.00     24516.00       18963.00
         17024.00        18063.00     23077.00       19356.00
         16681.00        17698.00     22472.00       19373.00
         16482.00        17488.00     22135.00       19641.00
         16553.00        17563.00     22350.00       19625.00
         17379.00        18439.00     24192.00       19788.00
         18231.00        19343.00     25466.00       20156.00
         18466.00        19592.00     25792.00       20116.00
         18506.00        19635.00     26246.00       19440.00
         18826.00        19975.00     26758.00       19568.00
         18789.00        19935.00     26475.00       20087.00
         19392.00        20575.00     27973.00       19900.00
         19594.00        20789.00     28219.00       19948.00
         20268.00        21504.00     29698.00       20151.00
         20578.00        21833.00     30244.00       20312.00
         20835.00        22106.00     30665.00       20532.00
         20866.00        22140.00     30191.00       20689.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)


  SHARE CLASS             A               B                C               G                 T             Z
  --------------------------------------------------------------------------------------------------------------
  INCEPTION            11/01/98        11/01/98         11/18/02        03/04/96          12/30/91      12/30/91
  --------------------------------------------------------------------------------------------------------------
  SALES CHARGE     WITHOUT   WITH  WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH     WITHOUT
  --------------------------------------------------------------------------------------------------------------
  6-month
   (cumulative)      11.03   4.68    10.58    5.58    10.64    9.64    10.59    5.59    11.00     4.65     11.12
  --------------------------------------------------------------------------------------------------------------
  1-year             26.03  18.77    25.05   20.05    24.98   23.98    25.07   20.07    25.89    18.64     26.23
  --------------------------------------------------------------------------------------------------------------
  5-year              0.22  -0.96    -0.48   -0.84    -0.48   -0.48    -0.53   -1.06     0.16    -1.02      0.40
  --------------------------------------------------------------------------------------------------------------
  10-year             8.27   7.63     7.86    7.86     7.86    7.86     7.60    7.60     8.23     7.59      8.45


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter
- 0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. For class G shares, the CDSC for the holding period after purchase is as follows: through first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A Shares (for class A shares) and Prime B Shares (for class B shares) of the Galaxy Fund for periods prior to November 18, 2002. The returns shown for class A shares and class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to class A shares and class B shares, respectively), for periods prior to the inception of Prime A Shares (November 1, 1998) and Prime B Shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A Shares. The returns shown for class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to November 18, 2002, the date on which class C shares were initially offered by the Fund. The returns shown for class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B Shares. Retail A shares of the Galaxy Fund were initially offered on December 30, 1991. Class A, B and C shares were initially offered on November 18, 2002. The returns for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect sales charges applicable to class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares of the Galaxy Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. The returns for class Z share include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the Fund. Trust Shares of the Galaxy Fund were initially offered on December 30, 1991.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 11.03% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS BETWEEN ITS TWO BENCHMARKS, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX. IT WAS HIGHER THAN THE MORNINGSTAR(R) MODERATE ASSET ALLOCATION CATEGORY AVERAGE.

o OUR DECISION TO MAINTAIN THE FUND'S EMPHASIS ON STOCKS AND ITS POSITION IN HIGH-YIELD BONDS AIDED PERFORMANCE.

[Three up arrows]
                                                      LEHMAN
                                                     BROTHERS
                    CLASS A          S&P 500        AGGREGATE
                     SHARES           INDEX         BOND INDEX

                     11.03%           14.08%          2.98%

                                   OBJECTIVE
         Seeks a high total return by providing both a current level of income greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets.

                                TOTAL NET ASSETS
                                 $472.4 million

NET ASSET VALUE PER SHARE
AS OF 03/31/04 ($)

  Class A                   15.38
  Class B                   15.37
  Class C                   15.38
  Class G                   15.37
  Class T                   15.38
  Class Z                   15.37

DISTRIBUTIONS DECLARED PER SHARE
10/01/03 - 03/31/04 ($)

  Class A                    0.17
  Class B                    0.11
  Class C                    0.11
  Class G                    0.11
  Class T                    0.16
  Class Z                    0.19

PORTFOLIO MANAGERS' REPORT______________________________________________________
                                                  Columbia Asset Allocation Fund

For the six-month period ended March 31, 2004, Columbia Asset Allocation Fund class A shares returned 11.03% without sales charge. That compares with a 14.08% return for the S&P 500 Index and a 2.98% return for the Lehman Brothers Aggregate Bond Index. We expect the fund, which typically has an allocation of 60% stocks and 40% bonds, to generate a return that is between these two benchmarks. We are pleased that the fund's return surpassed the average return of its peer group, the Morningstar(R) Moderate Asset Allocation Category, which was 10.41%.1

IMPROVING ECONOMY FUELS MARKET MOMENTUM

Against a backdrop of improving economic news and rising corporate profits, the stock market continued to rise and bond market held steady. This environment proved favorable for the fund, which maintained an allocation of approximately 65% in stocks and 35% in bonds during the six-month period. Within the fund's bond allocation, our emphasis on high-yield bonds also aided performance.

A FOCUS ON OPPORTUNITIES OVERSEAS

Although small-cap stocks were strong performers in 2003, they became increasingly expensive relative to their earning power. As a result, we reduced our position in small-cap stocks to a neutral weight at the beginning of the period. In retrospect, our move was premature as small-cap stocks continued to perform strongly throughout the period and the fund gave up some performance with this move. However, investor interest began to rotate away from these more speculative companies and toward higher-quality companies with better long-term business prospects and whose stocks were reasonably priced. This shift helped large-cap value stocks perform well during the second half of the period.

We used the proceeds of our shift away from small caps to increase our exposure to large-cap stocks, especially international large caps. We believe that a weaker US dollar, positive economic growth overseas and good valuations make foreign companies attractive relative to their US counterparts. This asset allocation decision benefited the fund's performance. Foreign companies enjoyed strong performance as evidenced by the MSCI EAFE Index, which posted a six month return of 22.16% versus 14.08% for the S&P 500 Index.

WE SHIFTED HIGH-YIELD EXPOSURE TO NEUTRAL

We started the period with a significant investment in high-yield bonds because we believed that the high-yield market was priced for greater economic risk than we perceived existed. After the high yield market performed relatively strongly, the yield advantage between high-yield and investment grade bonds narrowed as the markets grew increasingly optimistic about the prospects for the economy. As a result, we reduced our overweight in high-yield to a neutral position during the period. The

1 (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

TOP 5 EQUITY SECTORS AS OF 03/31/04 (%)

  Financials                          13.4
  Information technology              11.8
  Consumer discretionary               8.4
  Health care                          7.7
  Industrials                          7.3

TOP 10 EQUITY HOLDINGS
AS OF 03/31/04 (%)

  Citigroup                            1.2
  Pfizer                               1.2
  General Electric                     1.1
  BP PLC                               0.9
  Microsoft                            0.8
  Intel                                0.8
  Cisco Systems                        0.7
  PepsiCo                              0.7
  Exxon Mobil                          0.7
  American International Group         0.6

PORTFOLIO STRUCTURE AS OF 03/31/04 (%)

  Common stocks                       65.5
  Corporate notes and bonds           14.6
  Mortgage-backed securities          11.3
  Asset-backed securities              3.1
  U.S. government and
   agency obligations                  2.8
  Cash equivalents, net other
   assets and liabilities              2.4
  Preferred stock                      0.2
  Investment management companies      0.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                  Columbia Asset Allocation Fund

fund's high-yield position made a positive contribution to relative performance. Our emphasis on higher-quality high-yield bonds was rewarded as investors shifted their attention away from the lower-quality bonds that had led the way earlier in 2003. Our underweight position in real estate investment trusts (REITs) detracted from performance as REITs were one of the better performers during the period.

POSITIONED FOR CONTINUED ECONOMIC GROWTH

We believe that continued economic growth, both at home and abroad, and rising corporate profits could provide an attractive environment for stocks. However, the bond market is vulnerable because interest rates are expected to move higher if the economy continues to strengthen, which we expect it to do. Interest rates and bond prices generally move in opposite directions. As a result, we continue to favor stocks over bonds in our asset allocation, with an emphasis on international and large-cap US stocks within the equity portion of the fund. Within the bond portion of the portfolio, we remain neutral on high-yield bonds and we have reduced investment grade bonds to an underweight because they are vulnerable to rising interest rates.

                        [Photo of  Harvey Hirschhorn]

                        Harvey Hirschhorn, CFA, is the lead manager for Columbia Asset Allocation Fund and has co-managed the fund since October 2002. He has been with the advisor and its predecessors since 1973. He is responsible for allocating the fund's assets among the various asset classes. The investment decisions for these asset classes are made by professionals with expertise in that class.

                        /s/ Harvey Hirschhorn

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

PERFORMANCE OF A $10,000 INVESTMENT
04/01/94 - 03/31/04 ($)

  SALES CHARGE       WITHOUT       WITH
  ------------       -------      ------
  Class A             25,083      23,647
  Class B             24,093      24,093
  Class C             24,119      24,119
  Class G             23,327      23,327
  Class T             24,904      23,479
  Class Z             25,905       n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                  Columbia Large Cap Growth Fund

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

[Mountain Chart]

          CLASS A           CLASS A
      SHARES WITHOUT     SHARES WITH     S&P 500      RUSSELL 1000
       SALES CHARGE      SALES CHARGE    INDEX        GROWTH INDEX
       ------------      ------------    -----        ------------
        $10000.00        $9425.00      $10000.00      $10000.00
         10082.00         9502.00       10128.00       10046.00
         10300.00         9708.00       10294.00       10199.00
          9989.00         9414.00       10042.00        9897.00
         10199.00         9613.00       10371.00       10235.00
         10658.00        10046.00       10796.00       10805.00
         10424.00         9825.00       10532.00       10660.00
         10695.00        10080.00       10769.00       10910.00
         10401.00         9803.00       10377.00       10560.00
         10438.00         9838.00       10531.00       10737.00
         10661.00        10048.00       10803.00       10967.00
         10959.00        10329.00       11225.00       11427.00
         11276.00        10628.00       11556.00       11760.00
         11614.00        10946.00       11895.00       12018.00
         12052.00        11359.00       12371.00       12436.00
         12433.00        11718.00       12658.00       12916.00
         12817.00        12080.00       13079.00       13453.00
         12756.00        12022.00       13111.00       13468.00
         13250.00        12489.00       13665.00       14089.00
         13319.00        12553.00       13615.00       14099.00
         13865.00        13068.00       14213.00       14647.00
         13951.00        13149.00       14487.00       14731.00
         14415.00        13586.00       14980.00       15223.00
         14603.00        13764.00       15119.00       15501.00
         14704.00        13859.00       15264.00       15521.00
         14988.00        14126.00       15489.00       15930.00
         15327.00        14445.00       15888.00       16486.00
         15337.00        14456.00       15949.00       16509.00
         14511.00        13676.00       15244.00       15541.00
         14842.00        13988.00       15565.00       15942.00
         15676.00        14774.00       16442.00       17103.00
         16053.00        15130.00       16896.00       17205.00
         17134.00        16149.00       18173.00       18498.00
         16810.00        15843.00       17813.00       18135.00
         17640.00        16626.00       18926.00       19406.00
         17272.00        16279.00       19074.00       19274.00
         16776.00        15811.00       18290.00       18232.00
         17690.00        16673.00       19382.00       19442.00
         18907.00        17820.00       20562.00       20846.00
         19484.00        18364.00       21484.00       21680.00
         21181.00        19963.00       23194.00       23596.00
         20484.00        19306.00       21895.00       22216.00
         21552.00        20312.00       23095.00       23309.00
         21131.00        19916.00       22323.00       22446.00
         21619.00        20376.00       23357.00       23400.00
         21926.00        20666.00       23759.00       23663.00
         22124.00        20852.00       24022.00       24370.00
         23580.00        22224.00       25754.00       26203.00
         24794.00        23368.00       27073.00       27248.00
         25260.00        23808.00       27346.00       27624.00
         24368.00        22967.00       26876.00       26840.00
         25155.00        23709.00       27967.00       28482.00
         24778.00        23353.00       27671.00       28294.00
         20677.00        19488.00       23670.00       24047.00
         22214.00        20936.00       25187.00       25894.00
         24244.00        22850.00       27234.00       27976.00
         25551.00        24082.00       28885.00       30105.00
         27526.00        25943.00       30549.00       32820.00
         28731.00        27079.00       31826.00       34747.00
         27568.00        25983.00       30836.00       33159.00
         29136.00        27461.00       32069.00       34907.00
         29690.00        27983.00       33310.00       34952.00
         28868.00        27208.00       32524.00       33879.00
         31128.00        29338.00       34329.00       36250.00
         30147.00        28414.00       33258.00       35098.00
         29731.00        28022.00       33095.00       35670.00
         29443.00        27750.00       32188.00       34921.00
         30883.00        29107.00       34226.00       37557.00
         32056.00        30213.00       34921.00       39585.00
         34685.00        32690.00       36978.00       43702.00
         33395.00        31474.00       35121.00       41652.00
         34323.00        32349.00       34458.00       43689.00
         37772.00        35600.00       37827.00       46817.00
         37172.00        35034.00       36689.00       44589.00
         35793.00        33735.00       35937.00       42342.00
         36892.00        34770.00       36824.00       45551.00
         36497.00        34398.00       36250.00       43652.00
         39190.00        36937.00       38501.00       47602.00
         37199.00        35060.00       36468.00       43099.00
         36556.00        34454.00       36315.00       41060.00
         33050.00        31150.00       33453.00       35008.00
         34194.00        32228.00       33617.00       33902.00
         35018.00        33004.00       34811.00       36244.00
         31449.00        29641.00       31636.00       30090.00
         28845.00        27187.00       29630.00       26816.00
         30934.00        29155.00       31933.00       30209.00
         31076.00        29289.00       32147.00       29765.00
         29737.00        28027.00       31365.00       29074.00
         29246.00        27564.00       31058.00       28347.00
         27275.00        25707.00       29114.00       26028.00
         24635.00        23218.00       26761.00       23431.00
         25433.00        23970.00       27272.00       24661.00
         27340.00        25768.00       29364.00       27031.00
         27767.00        26170.00       29623.00       26979.00
         26776.00        25236.00       29190.00       26502.00
         25900.00        24411.00       28627.00       25402.00
         27615.00        26027.00       29703.00       26281.00
         25914.00        24423.00       27903.00       24136.00
         25307.00        23852.00       27697.00       23552.00
         23065.00        21739.00       25725.00       21374.00
         21365.00        20137.00       23721.00       20198.00
         21519.00        20282.00       23875.00       20259.00
         19135.00        18034.00       21280.00       18158.00
         20694.00        19504.00       23152.00       19823.00
         21801.00        20548.00       24516.00       20899.00
         20303.00        19136.00       23077.00       19455.00
         19774.00        18637.00       22472.00       18982.00
         19568.00        18443.00       22135.00       18895.00
         19775.00        18638.00       22350.00       19247.00
         21272.00        20049.00       24192.00       20669.00
         22421.00        21132.00       25466.00       21700.00
         22511.00        21216.00       25792.00       22000.00
         22718.00        21412.00       26246.00       22548.00
         23299.00        21960.00       26758.00       23109.00
         22705.00        21400.00       26475.00       22862.00
         23945.00        22568.00       27973.00       24147.00
         24242.00        22848.00       28219.00       24400.00
         24809.00        23383.00       29698.00       25244.00
         25236.00        23785.00       30244.00       25759.00
         25390.00        23930.00       30665.00       25924.00
         25083.00        23647.00       30191.00       25441.00

The graph and table do not reflect a deduction of the taxes that the shareholder would pay on the fund distributions or the redemption of the fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04(%)


  SHARE CLASS                   A                 B                 C                  G                  T               Z
  ----------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                  11/01/98          11/01/98          11/18/02           03/04/96           12/14/90       12/14/90
  ----------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT    WITH   WITHOUT    WITH   WITHOUT     WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
  ----------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)    10.52    4.18     10.08    5.08     10.07     9.07     10.04     5.04     10.51     4.15     10.71
  ----------------------------------------------------------------------------------------------------------------------------------
  1-year                  26.89   19.63     25.89   20.89     26.03    25.03     25.82    20.82     26.82    19.53     27.34
  ----------------------------------------------------------------------------------------------------------------------------------
  5-year                  -2.95   -4.09     -3.74   -4.06     -3.72    -3.72     -3.91    -4.39     -3.14    -4.28     -2.74
  ----------------------------------------------------------------------------------------------------------------------------------
  10-year                  9.63    8.99      9.19    9.19      9.20     9.20      8.84     8.84      9.55     8.91      9.99


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year -3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. For class G shares, the CDSC for the holding period after purchase is as follows: through first year - 5%, second year - 4%, third year - 4%, fourth year -4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A Shares (for class A shares) and Prime B Shares (for class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which class A and class B shares were initially offered by the Fund. The returns shown for class A shares and class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to class A shares and class B shares, respectively) for periods prior to the date of inception of Prime A Shares and Prime B Shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A Shares. The returns shown for class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to November 18, 2002, the date on which class C shares were initially offered by the Fund. The returns shown for class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B Shares. The returns for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect sales charges applicable to class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. The returns for class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the Fund. Trust Shares of the Galaxy Fund were initially offered on December 14, 1990.

SUMMARY

o FOR THE SIX-MONTH PERIOD THAT ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 10.52% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS SLIGHTLY LOWER THAN ITS BENCHMARK, THE RUSSELL 1000 GROWTH INDEX. THE FUND ALSO TRAILED THE AVERAGE RETURN OF ITS PEER GROUP, THE MORNINGSTAR(R) LARGE GROWTH CATEGORY.

o THE FUND WAS UNDERWEIGHT IN MORE SPECULATIVE STOCKS, WHICH WERE THE PERIOD'S BEST PERFORMERS.

[Three up arrows]

                                                     RUSSELL
                    CLASS A          S&P 500       1000 GROWTH
                    SHARES           INDEX            INDEX

                     10.52%           14.08%        11.28%

                                    OBJECTIVE
                             Seeks long-term capital
                                  appreciation.

                                TOTAL NET ASSETS
                                $1,000.8 million

NET ASSET VALUE PER SHARE
AS OF 03/31/04 ($)

  Class A                   19.44
  Class B                   18.67
  Class C                   18.69
  Class G                   18.08
  Class T                   19.34
  Class Z                   19.74

DISTRIBUTIONS DECLARED PER SHARE
10/01/03 - 03/31/04 ($)

  Class A                    0.00
  Class B                    0.00
  Class C                    0.00
  Class G                    0.00
  Class T                    0.00
  Class Z                    0.01

PORTFOLIO MANAGERS' REPORT______________________________________________________
                                                  Columbia Large Cap Growth Fund

For the six-month period ended March 31, 2004, class A shares of Columbia Large Cap Growth Fund returned 10.52% without sales charge. The fund underperformed the Russell 1000 Growth Index, which returned 11.28% as well as the S&P 500 Index which returned 14.08%. The fund also underperformed the average return of its peer group, the Morningstar(R) Large Growth Category, which was 11.63% for the period.1

RELATIVELY LIGHT EXPOSURE TO SPECULATIVE COMPANIES SHAVED PERFORMANCE

During a period that was generally positive for stocks, we positioned the portfolio to take advantage of economic recovery. We focused mostly on high-quality companies with sustainable earnings, good management and the potential to increase market share. We also invested in cyclical companies that often do well at the beginning of an economic recovery. These more volatile companies were the most popular with investors during the period. However, we had relatively few of them in the portfolio, and the fund's performance fell short of its benchmark.

AN EMPHASIS ON ECONOMICALLY SENSITIVE STOCKS

The fund's investment in technology stocks made a positive contribution to performance. We invested in software and semiconductor companies that have the potential to benefit from two trends: an increase in corporate spending and a growing popularity of advanced communications devices. Because earnings have been strong, corporations have finally opened their checkbooks to spend on advertising, new equipment and technology upgrades. In addition, as more people use high-speed Internet services and wireless devices for their personal business and entertainment, companies that make the components for these products have done well. In this regard, the fund benefited from its investment in Intel, which profited from both trends. The company makes semiconductors that are used in a variety of technology products, used by business as well as consumers. Yahoo! and eBay have also benefited from growing demand for Internet services.

In the industrial sector, our investment in Tyco International also aided the fund's return. Tyco's new management has put the company on a more solid footing. Also, the company's electronics, security and telecommunications subsidiaries have been the beneficiaries of a strengthening economy.

1 (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

TOP 5 SECTORS AS OF 03/31/04 (%)

  Information technology          32.2
  Health care                     19.3
  Consumer discretionary          14.6
  Industrials                     12.0
  Consumer staples                11.6

TOP 10 HOLDINGS AS OF 03/31/04 (%)

  General Electric                 5.4
  Pfizer                           4.6
  Intel                            3.9
  Cisco Systems                    3.7
  Microsoft                        3.4
  Teva Pharmaceutical Industries   2.4
  Caremark Rx                      2.1
  Wal-Mart Stores                  2.0
  Tyco International               2.0
  Amgen                            1.9

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/04 (%)

  Intel                            3.9
  Yahoo!                           0.7
  eBay                             0.8
  Tyco International               2.0
  Chico's FAS                      0.9
  Cendant                          1.3
  Caremark Rx                      2.1
  St. Jude Medical                 1.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                  Columbia Large Cap Growth Fund

In the consumer discretionary area, earnings at Chico's FAS, a women's clothing store, exceeded expectations boosting its stock price, which aided the fund's total return. Cendant, a diversified company that owns real estate and travel-related businesses, also contributed to performance.

DEFENSIVE STOCKS WERE A POSITIVE INFLUENCE ON PERFORMANCE

Both stock selection and sector allocation in health care, an area that tends to be less sensitive to the swings in the economy, were positive. In health care, we added Caremark Rx, an online pharmacy. We believe Caremark Rx will be a beneficiary of the new Medicaid legislation that expands drug coverage to senior citizens. We also invested in St. Jude Medical, a medical technology company that makes products used in the treatment of heart disease. Stocks in the consumer staples sector also aided total return. This is another area that tends to be less affected by economic cycles.

HIGHER INTEREST RATES MAY CALL FOR A CHANGE IN DIRECTION

As long as inflation is under control, the economy is growing at a steady pace and interest rates remain low, we intend to maintain our emphasis on companies whose prospects are tied to a better economy. However, if inflation moves higher and interest rates rise as the economic recovery matures, we would consider shifting our focus away from companies that depend on an expanding economy for their growth and adding more companies that have the potential to do well in any type of economic environment. Higher rates would likely dampen earnings growth and make it more difficult for stock prices to advance. However, we believe that companies whose prospects are less dependent on the economy would likely have an edge in that environment.

                    Alexander S. Macmillan has co-managed the Columbia Large Cap Growth Fund since July 2003 and has been with the advisor and its predecessors since 1989.

                    /s/ Alex Macmillan

                    Paul J. Berlinguet has co-managed the fund since October 2003 and has been with the advisor since October 2003.

                    /s/ Paul J. Berlinguet]

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business development and the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

PERFORMANCE OF A $10,000 INVESTMENT
04/01/94 - 03/31/04 ($)

  SALES CHARGE      WITHOUT      WITH
  ------------      -------      ----
  Class A           25,790      24,304
  Class B           24,330      24,330
  Class C           24,290      24,290
  Class G           24,353      24,353
  Class T           25,733      24,249
  Class Z           26,709       n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                 Columbia Disciplined Value Fund

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

[Mountain Chart]

          CLASS A          CLASS A
      SHARES WITHOUT    SHARES WITH    RUSSELL 1000   S&P 500
       SALES CHARGE     SALES CHARGE   VALUE INDEX     INDEX
       ------------     ------------   ------------    -----
        $10000.00       $ 9425.00      $10000.00    $10000.00
         10079.00         9499.00       10192.00     10128.00
         10159.00         9575.00       10310.00     10294.00
          9958.00         9386.00       10063.00     10042.00
         10190.00         9604.00       10376.00     10371.00
         10747.00        10129.00       10675.00     10796.00
         10497.00         9893.00       10321.00     10532.00
         10640.00        10028.00       10465.00     10769.00
         10433.00         9833.00       10043.00     10377.00
         10529.00         9923.00       10159.00     10531.00
         10671.00        10057.00       10472.00     10803.00
         11017.00        10383.00       10887.00     11225.00
         11255.00        10607.00       11127.00     11556.00
         11389.00        10734.00       11478.00     11895.00
         11904.00        11220.00       11960.00     12371.00
         12212.00        11509.00       12122.00     12658.00
         12470.00        11753.00       12544.00     13079.00
         12533.00        11812.00       12720.00     13111.00
         12918.00        12175.00       13181.00     13665.00
         12854.00        12115.00       13050.00     13615.00
         13527.00        12749.00       13711.00     14213.00
         13452.00        12679.00       14055.00     14487.00
         13889.00        13091.00       14493.00     14980.00
         14142.00        13329.00       14604.00     15119.00
         14175.00        13360.00       14852.00     15264.00
         14428.00        13599.00       14908.00     15489.00
         14799.00        13948.00       15095.00     15888.00
         14753.00        13905.00       15107.00     15949.00
         14178.00        13363.00       14536.00     15244.00
         14666.00        13822.00       14951.00     15565.00
         15381.00        14497.00       15546.00     16442.00
         15617.00        14719.00       16148.00     16896.00
         16821.00        15854.00       17319.00     18173.00
         16291.00        15354.00       17097.00     17813.00
         17053.00        16073.00       17926.00     18926.00
         16987.00        16010.00       18190.00     19074.00
         16221.00        15288.00       17535.00     18290.00
         17127.00        16143.00       18272.00     19382.00
         18433.00        17373.00       19293.00     20562.00
         18751.00        17673.00       20121.00     21484.00
         20503.00        19324.00       21634.00     23194.00
         19894.00        18750.00       20864.00     21895.00
         20867.00        19667.00       22124.00     23095.00
         20222.00        19059.00       21506.00     22323.00
         20677.00        19488.00       22457.00     23357.00
         20797.00        19601.00       23113.00     23759.00
         21080.00        19868.00       22785.00     24022.00
         22774.00        21465.00       24318.00     25754.00
         23927.00        22551.00       25806.00     27073.00
         24142.00        22754.00       25979.00     27346.00
         23213.00        21878.00       25595.00     26876.00
         23891.00        22517.00       25922.00     27967.00
         23095.00        21767.00       25466.00     27671.00
         19312.00        18202.00       21677.00     23670.00
         20241.00        19077.00       22921.00     25187.00
         22221.00        20943.00       24697.00     27234.00
         23836.00        22465.00       25848.00     28885.00
         25736.00        24256.00       26727.00     30549.00
         26793.00        25253.00       26941.00     31826.00
         25566.00        24096.00       26561.00     30836.00
         26361.00        24846.00       27111.00     32069.00
         27129.00        25569.00       29643.00     33310.00
         26738.00        25200.00       29317.00     32524.00
         28299.00        26672.00       30167.00     34329.00
         27170.00        25608.00       29283.00     33258.00
         25888.00        24399.00       28197.00     33095.00
         24816.00        23389.00       27213.00     32188.00
         25471.00        24007.00       28780.00     34226.00
         25611.00        24139.00       28556.00     34921.00
         27455.00        25877.00       28693.00     36978.00
         25748.00        24267.00       27757.00     35121.00
         25199.00        23750.00       25695.00     34458.00
         28304.00        26676.00       28830.00     37827.00
         27837.00        26236.00       28495.00     36689.00
         27628.00        26039.00       28794.00     35937.00
         26161.00        24657.00       27479.00     36824.00
         25711.00        24232.00       27822.00     36250.00
         28094.00        26479.00       29369.00     38501.00
         27015.00        25462.00       29639.00     36468.00
         27467.00        25887.00       30368.00     36315.00
         24986.00        23550.00       29242.00     33453.00
         26578.00        25050.00       30707.00     33617.00
         29300.00        27615.00       30823.00     34811.00
         27169.00        25607.00       29966.00     31636.00
         26322.00        24808.00       28909.00     29630.00
         28533.00        26892.00       30325.00     31933.00
         29106.00        27433.00       31007.00     32147.00
         28140.00        26522.00       30319.00     31365.00
         28554.00        26912.00       30255.00     31058.00
         27075.00        25518.00       29042.00     29114.00
         23541.00        22188.00       26998.00     26761.00
         24645.00        23228.00       26765.00     27272.00
         26856.00        25312.00       28320.00     29364.00
         27855.00        26254.00       28989.00     29623.00
         27348.00        25776.00       28766.00     29190.00
         26112.00        24611.00       28812.00     28627.00
         27995.00        26385.00       30174.00     29703.00
         26559.00        25032.00       29139.00     27903.00
         26559.00        25032.00       29285.00     27697.00
         23786.00        22418.00       27604.00     25725.00
         21457.00        20223.00       25037.00     23721.00
         21296.00        20072.00       25227.00     23875.00
         18705.00        17629.00       22422.00     21280.00
         19393.00        18278.00       24083.00     23152.00
         20547.00        19365.00       25601.00     24516.00
         19575.00        18449.00       24490.00     23077.00
         19313.00        18202.00       23897.00     22472.00
         18585.00        17516.00       23259.00     22135.00
         18666.00        17593.00       23299.00     22350.00
         20225.00        19062.00       25349.00     24192.00
         21542.00        20303.00       26986.00     25466.00
         21886.00        20628.00       27324.00     25792.00
         22149.00        20875.00       27731.00     26246.00
         22594.00        21295.00       28163.00     26758.00
         22312.00        21029.00       27887.00     26475.00
         23568.00        22213.00       29594.00     27973.00
         23832.00        22461.00       29997.00     28219.00
         25107.00        23663.00       31844.00     29698.00
         25596.00        24125.00       32405.00     30244.00
         26003.00        24508.00       33098.00     30665.00
         25790.00        24304.00       32805.00     30191.00

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)


  SHARE CLASS                  A                   B                   C                    G                    T             Z
  ----------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                 11/25/02            11/25/02            11/25/02             03/04/96             09/01/88      09/01/88
  ----------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE         WITHOUT    WITH     WITHOUT    WITH     WITHOUT    WITH      WITHOUT     WITH     WITHOUT    WITH    WITHOUT
  ----------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)   15.62    9.00       15.11   10.11       15.14   14.14        15.11    10.11       15.57    8.94      15.75
  ----------------------------------------------------------------------------------------------------------------------------------
  1-year                 38.20   30.28       36.90   31.90       36.52   35.52        36.88    31.88       37.88   29.99      38.41
  ----------------------------------------------------------------------------------------------------------------------------------
  5-year                 -0.44   -1.61       -1.24   -1.51       -1.27   -1.27        -1.22    -1.63       -0.48   -1.65      -0.10
  ----------------------------------------------------------------------------------------------------------------------------------
  10-year                 9.94    9.29        9.30    9.30        9.28    9.28         9.31     9.31        9.91    9.26      10.32


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year
- 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C contingent deferred sales charge of 1% for the first year only. For class G shares, the contingent deferred sales charge for the holding period after purchase is as follows: through the first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the Retail A Shares (for class A shares) and Retail B Shares (for class B and class C shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the Fund. The returns shown for class B and class C shares also include the performance of Retail A Shares of the Galaxy Fund for periods prior to the inception of Retail B Shares (March 4, 1996). Class B and class C shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class B and class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. The returns for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charge applicable to class G shares), for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on September 1, 1988. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. The returns for class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the Fund.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 15.62% WITHOUT SALES CHARGE.

o   THE FUND UNDERPERFORMED THE RUSSELL
    1000 VALUE INDEX BUT CAME OUT AHEAD OF BOTH THE S&P 500 INDEX, AND ITS PEER GROUP, THE MORNINGSTAR(R)LARGE BLEND CATEGORY AVERAGE.

o THE FUND'S SMALL-CAP STOCKS MADE A STRONG POSITIVE CONTRIBUTION TO PERFORMANCE IN A PERIOD OF GENERALLY RISING PRICES. HOWEVER, AN EMPHASIS ON HIGHER QUALITY COMPANIES ACCOUNTED FOR A SMALL MARGIN OF UNDERPERFORMANCE RELATIVE TO THE RUSSELL 1000 VALUE INDEX.

 [Three up arrows]

                                                    RUSSELL
                    CLASS A          S&P 500       1000 VALUE
                    SHARES            INDEX          INDEX

                     15.62%           14.08%         17.65%

                                   OBJECTIVE
                            Seeks long-term capital
                           appreciation, with income
                              as a secondary goal.

                                TOTAL NET ASSETS
                                 $427.6 million

NET ASSET VALUE PER SHARE
AS OF 03/31/04 ($)

  Class A                   12.59
  Class B                   12.04
  Class C                   12.02
  Class G                   12.05
  Class T                   12.59
  Class Z                   12.82

DISTRIBUTIONS DECLARED PER SHARE
10/01/03 - 03/31/04 ($)

  Class A                    0.14
  Class B                    0.03
  Class C                    0.03
  Class G                    0.04
  Class T                    0.12
  Class Z                    0.18

PORTFOLIO MANAGERS' REPORT______________________________________________________
                                                 Columbia Disciplined Value Fund

For the six-month period ended March 31, 2004, Columbia Disciplined Value Fund class A shares returned 15.62% without sales charge. The fund underperformed the Russell 1000 Value Index, which returned 17.65% for the same period. However, it performed better than both the S&P 500 Index, which returned 14.08%, and the Morningstar(R) Large Blend Category average, which was 13.54%.1 The fund's small-cap investments made a strong contribution to performance as small caps led the market during the period. However, our emphasis on higher quality companies resulted in a slight underperformance relative to the Russell 1000 Value Index. Stocks of weaker, more speculative companies outperformed those of well-established firms for most of the period.

SMALL-COMPANY STOCKS HELP FUND PERFORMANCE

The fund benefited most from its investment in small-cap stocks. The small-cap sector tends to perform relatively well in the early stages of an economic recovery, and it was true to form over the past six months. Although we tend not to make big sector bets within the fund, we did well to limit exposure to financial services stocks, which underperformed during the period. However, our light exposure to energy stocks was negative for the fund as energy stocks performed well.

TOP PERFORMERS--AND DISAPPOINTMENTS

Monsanto, Brunswick and Fairchild Semiconductor International were among the fund's top performers. Monsanto, which produces agricultural chemicals and related products, benefited from US government approval for a biotech product designed to control corn borer and corn rootworm pests. The company also continues to benefit from sales of a product that kills weeds in lawns. Brunswick manufactures products serving indoor and outdoor recreation markets. During the reporting period, the company signed an agreement to purchase three aluminum boat brands from another company. These brands complement Brunswick's line of fiberglass runabouts, yachts and aluminum boats. Fairchild, like many mid-cap companies, benefited from an improving economy. The company makes chips that convert voice to digital signals, which helped it take advantage of rising cell phone sales. In addition, Fairchild makes components for CD and DVD players, which also experienced higher sales.

1(C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

TOP 5 SECTORS AS OF 03/31/04 (%)

  Financials                              31.4
  Consumer discretionary                  12.4
  Energy                                  10.9
  Consumer staples                         8.8
  Telecommunication services               7.2

TOP 10 HOLDINGS AS OF 03/31/04 (%)

  Citigroup                                5.0
  Exxon Mobil                              4.9
  ChevronTexaco                            4.2
  SBC Communications                       3.9
  J.P. Morgan Chase                        3.4
  BellSouth                                3.3
  Coca-Cola                                2.8
  Gillette                                 2.8
  International Business Machines          2.5
  Chubb                                    2.5

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/04 (%)

  Monsanto                                 2.0
  Brunswick                                1.3
  Fairchild Semiconductor International    0.6
  Washington Mutual                        1.5
  Kroger                                   0.7


Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                 Columbia Disciplined Value Fund

The fund's investments in Washington Mutual and Kroger were the period's biggest disappointments. Washington Mutual, a consumer, residential and commercial lender, benefited from the sale of its finance unit to Citigroup. However, it reported lower year-over-year fourth-quarter earnings because of slower mortgage activity and its shares lost ground. Kroger, a major supermarket chain, was hurt by a long strike over the cost of health care. As a result, the company's revenues declined during the strike, and it lost customers to competitors.

LARGE-COMPANY STOCKS GAIN MARKET POTENTIAL

As the economy continues to strengthen in the months ahead, we believe that large-cap stocks have greater performance potential than small-cap stocks. However, we will maintain our focus on stock selection by looking for attractively priced stocks of companies with improving business prospects.

                    [Photo of Eric Remole]

                    Eric Remole has co-managed Columbia Large Company Index Fund since January 2003 and has been with the advisor and its predecessors since 2001.

                    /s/ Eric Remole]

                    [Photo of  Michael Welhoelter]

                    Michael Welhoelter, CFA, has co-managed the fund since January 2003 and has been with the advisor and its predecessors since 2001.

                    /s/ Michael Welhoelter]

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

PERFORMANCE OF A $10,000 INVESTMENT
04/01/94 - 03/31/04 ($)

  SALES CHARGE    WITHOUT     WITH
  ------------    -------     ----
  Class A          15,553    14,658
  Class B          15,075    15,075
  Class C          14,993    14,993
  Class G          14,832    14,832
  Class T          15,379    14,495
  Class Z          16,215      n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                              Columbia International Equity Fund

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

[Mountain Chart]

                                         MSCI ALL
           CLASS A          CLASS A       COUNTRY
       SHARES WITHOUT    SHARES WITH     WORLD EX    MSCI EAFE
        SALES CHARGE     SALES CHARGE   U.S. INDEX     INDEX
        ------------     ------------   ----------     -----
        $10000.00        $9425.00      $10000.00     $10000.00
         10161.00         9577.00       10339.00      10424.00
         10201.00         9614.00       10342.00      10365.00
         10176.00         9591.00       10416.00      10511.00
         10337.00         9743.00       10585.00      10612.00
         10610.00        10000.00       10941.00      10863.00
         10353.00         9758.00       10670.00      10521.00
         10594.00         9985.00       10957.00      10871.00
         10040.00         9463.00       10429.00      10348.00
          9988.00         9414.00       10405.00      10414.00
          9532.00         8983.00        9932.00      10014.00
          9491.00         8945.00        9879.00       9985.00
          9939.00         9367.00       10437.00      10608.00
         10265.00         9674.00       10844.00      11007.00
         10354.00         9758.00       10795.00      10876.00
         10256.00         9667.00       10646.00      10685.00
         10835.00        10212.00       11250.00      11351.00
         10509.00         9905.00       10859.00      10918.00
         10623.00        10013.00       11045.00      11131.00
         10526.00         9920.00       10750.00      10832.00
         10761.00        10143.00       11003.00      11133.00
         11091.00        10453.00       11438.00      11582.00
         11325.00        10674.00       11595.00      11629.00
         11416.00        10760.00       11595.00      11669.00
         11634.00        10966.00       11812.00      11916.00
         11986.00        11297.00       12170.00      12263.00
         11843.00        11162.00       11987.00      12037.00
         11876.00        11193.00       12048.00      12105.00
         11467.00        10807.00       11648.00      11751.00
         11400.00        10745.00       11717.00      11777.00
         11726.00        11052.00       12008.00      12090.00
         11668.00        10997.00       11888.00      11967.00
         12161.00        11462.00       12346.00      12443.00
         12202.00        11501.00       12203.00      12283.00
         12246.00        11542.00       11979.00      11853.00
         12363.00        11652.00       12198.00      12047.00
         12460.00        11744.00       12172.00      12091.00
         12647.00        11920.00       12276.00      12155.00
         13423.00        12651.00       13033.00      12946.00
         14402.00        13574.00       13753.00      13659.00
         15150.00        14279.00       14030.00      13881.00
         13823.00        13028.00       12926.00      12844.00
         15034.00        14169.00       13626.00      13563.00
         13520.00        12742.00       12465.00      12520.00
         13475.00        12700.00       12309.00      12392.00
         13859.00        13062.00       12450.00      12500.00
         14153.00        13339.00       12823.00      13071.00
         15263.00        14385.00       13678.00      13911.00
         16079.00        15155.00       14151.00      14339.00
         16373.00        15432.00       14253.00      14452.00
         16712.00        15751.00       13994.00      14381.00
         16823.00        15855.00       13942.00      14491.00
         17181.00        16193.00       14074.00      14637.00
         15090.00        14222.00       12090.00      12824.00
         14366.00        13540.00       11835.00      12430.00
         15366.00        14482.00       13075.00      13725.00
         16412.00        15468.00       13777.00      14428.00
         16947.00        15973.00       14251.00      14996.00
         17711.00        16693.00       14235.00      14951.00
         17109.00        16125.00       13917.00      14595.00
         17397.00        16396.00       14589.00      15204.00
         18056.00        17018.00       15318.00      15820.00
         17426.00        16424.00       14598.00      15005.00
         18142.00        17099.00       15270.00      15590.00
         18496.00        17432.00       15627.00      16053.00
         18984.00        17892.00       15682.00      16113.00
         19280.00        18171.00       15787.00      16275.00
         20055.00        18902.00       16374.00      16886.00
         21202.00        19983.00       17029.00      17472.00
         23990.00        22611.00       18654.00      19041.00
         22875.00        21560.00       17641.00      17832.00
         24627.00        23211.00       18117.00      18311.00
         24566.00        23153.00       18798.00      19022.00
         22328.00        21044.00       17749.00      18021.00
         21537.00        20299.00       17295.00      17581.00
         22246.00        20967.00       18032.00      18269.00
         21527.00        20289.00       17319.00      17503.00
         21820.00        20565.00       17534.00      17656.00
         20544.00        19362.00       16561.00      16796.00
         19783.00        18646.00       16034.00      16399.00
         18741.00        17663.00       15316.00      15785.00
         19163.00        18061.00       15838.00      16345.00
         19304.00        18194.00       16076.00      16337.00
         17596.00        16584.00       14803.00      15111.00
         16289.00        15352.00       13756.00      14103.00
         17277.00        16284.00       14692.00      15084.00
         16512.00        15562.00       14286.00      14551.00
         15782.00        14875.00       13739.00      13956.00
         15370.00        14486.00       13432.00      13702.00
         14592.00        13753.00       13099.00      13355.00
         12873.00        12133.00       11710.00      12003.00
         13180.00        12422.00       12037.00      12310.00
         13862.00        13065.00       12588.00      12764.00
         13923.00        13123.00       12750.00      12839.00
         13241.00        12480.00       12204.00      12158.00
         13529.00        12751.00       12292.00      12243.00
         14186.00        13370.00       12945.00      12964.00
         14138.00        13325.00       13044.00      12990.00
         14090.00        13280.00       13187.00      13155.00
         13504.00        12727.00       12617.00      12631.00
         11997.00        11307.00       11387.00      11384.00
         11734.00        11059.00       11388.00      11358.00
         10670.00        10056.00       10181.00      10138.00
         11101.00        10462.00       10727.00      10683.00
         11471.00        10812.00       11242.00      11168.00
         11151.00        10510.00       10880.00      10793.00
         10659.00        10046.00       10499.00      10342.00
         10526.00         9921.00       10285.00      10106.00
         10491.00         9887.00       10086.00       9908.00
         11224.00        10578.00       11058.00      10879.00
         11837.00        11156.00       11763.00      11538.00
         12089.00        11394.00       12088.00      11817.00
         12425.00        11710.00       12410.00      12103.00
         12749.00        12016.00       12780.00      12395.00
         13013.00        12265.00       13138.00      12776.00
         13830.00        13035.00       13989.00      13572.00
         13987.00        13182.00       14294.00      13874.00
         14925.00        14067.00       15385.00      14957.00
         15215.00        14340.00       15632.00      15168.00
         15408.00        14522.00       16029.00      15518.00
         15553.00        14658.00       16130.00      15608.00

The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. The MSCI EAFE Index is an unmanaged index that tracks the performance of selected stocks in Europe, Australia, Asia and the Far East. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



  SHARE CLASS                   A                  B                 C                 G                  T            Z
  ----------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                  11/01/98           11/01/98          11/18/02          11/01/98           12/30/91     12/30/91
  ----------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT     WITH   WITHOUT    WITH   WITHOUT    WITH   WITHOUT     WITH   WITHOUT     WITH   WITHOUT
  ----------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)    19.51    12.65     19.07   14.07     18.86   17.86     19.03    14.03     19.38    12.50     19.75
  ----------------------------------------------------------------------------------------------------------------------------------
  1-year                  48.26    39.78     47.13   42.13     46.66   45.66     47.33    42.33     48.27    39.73     48.97
  ----------------------------------------------------------------------------------------------------------------------------------
  5-year                  -2.22    -3.37     -2.74   -3.06     -2.85   -2.85     -3.00    -3.48     -2.24    -3.40     -1.72
  ----------------------------------------------------------------------------------------------------------------------------------
  10-year                  4.52     3.90      4.19    4.19      4.13    4.13      4.02     4.02      4.40     3.78      4.95


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year -3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A Shares (for class A shares) and Prime B Shares (for class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which class A and class B shares were initially offered by the Fund. The returns shown for class A shares and class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charge applicable to class A shares and class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B Shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A Shares. The returns shown for class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to November 18, 2002, the date on which class C shares were initially offered by the Fund. The returns shown for class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B Shares. The returns for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to class T and class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (November 1, 1998). Retail A Shares of the Galaxy Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. The returns for class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the Fund.

SUMMARY

o FOR THE SIX-MONTH PERIOD THAT ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 19.51% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS BEHIND THAT OF ITS BENCHMARKS, THE MSCI ALL COUNTRY WORLD EX U.S. INDEX AND THE MSCI EAFE INDEX. IT ALSO UNDERPERFORMED ITS PEER GROUP, THE MORNINGSTAR(R) FOREIGN LARGE GROWTH CATEGORY.

o THE FUND'S DOUBLE-DIGIT RETURN RESULTED FROM ITS EMPHASIS ON COMPANIES THAT HAVE THE POTENTIAL TO BENEFIT FROM A PICKUP IN BOTH CONSUMER AND BUSINESS SPENDING. AN UNDERWEIGHT POSITION IN MEXICO AND KOREA HELD BACK RELATIVE PERFORMANCE.

[Three up arrows]

                                    MSCI ALL
                                     COUNTRY
                    CLASS A       WORLD EX U.S.    MSCI EAFE
                    SHARES            INDEX          INDEX

                     19.51%           22.75%         22.16%

                                   OBJECTIVE
                             Seeks long-term capital
                                 appreciation.

                                TOTAL NET ASSETS
                                 $502.5 million

NET ASSET VALUE PER SHARE
AS OF 03/31/04 ($)

  Class A                   12.89
  Class B                   12.80
  Class C                   12.73
  Class G                   12.70
  Class T                   12.86
  Class Z                   13.09

DISTRIBUTIONS DECLARED PER SHARE
10/01/03 - 03/31/04 ($)

  Class A                    0.05
  Class B                    0.00
  Class C                    0.00
  Class G                    0.00
  Class T                    0.01
  Class Z                    0.09

PORTFOLIO MANAGER'S REPORT______________________________________________________
                                              Columbia International Equity Fund

For the six-month period ended March 31, 2004, Columbia International Equity Fund class A shares returned 19.51% without sales charge. The fund's return fell short of its benchmarks. The MSCI All Country World ex U.S. Index returned 22.75% for the period and the MSCI EAFE Index returned 22.16%. The fund also trailed the average return of the Morningstar(R) Foreign Large Growth Category, which was 20.22%.1 The fund's underweight in the emerging markets of Mexico and Korea, which made strong gains during the period, was responsible for the performance shortfall.

INCREASING INVESTMENTS IN JAPAN BENEFITED RESULTS

We added to our position in Japan, as the economy improved and the market moved ahead. The best performance for the period came mostly from businesses that tend to benefit from a pickup in domestic consumption, such as investments in UFJ Holdings, a large bank, Millea Holdings, an insurance company, and Mitsubishi Estates, a real estate company, aided total return. Retailers benefited from an increase in consumer spending. Aoyama Trading, a specialty men's retailer, contributed to positive performance. However, a strong yen caused some of Japan's biggest exporters to lose ground. A strong yen made Japanese products more expensive abroad.

A MORE CAUTIOUS STRATEGY IN ASIA

We reduced the fund's exposure to India, Taiwan and Hong Kong which were strong performers in 2003. Valuations in these markets were high, and we found better opportunities elsewhere, particularly in Japan. A change in economic policy in China also was instrumental in our decision. Chinese policy makers have taken steps to curb the country's extraordinary economic growth. China has been an engine of growth for all of Asia, and we believe that a slower economy could hurt other countries that depend on this vast country as an export market.

We retained a substantial commitment of the fund's assets in Thailand. The country has continued to benefit from robust economic growth, and its stock valuations remain attractive. In Thailand, PTT Public, a fully integrated oil company, contributed to performance.


1 (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

TOP 5 SECTORS AS OF 03/31/04 (%)

  Financials                         23.9
  Consumer discretionary             16.5
  Information technology             10.3
  Energy                              8.8
  Health care                         8.4

TOP 10 HOLDINGS AS OF 03/31/04 (%)

  BP PLC                              3.0
  ENI S.p.A.                          2.3
  Mitsubishi Estates                  2.1
  Vodafone Group                      1.9
  Samsung Electronics                 1.9
  Millea Holdings                     1.8
  Smith & Nephew                      1.7
  UFJ Holdings                        1.6
  GlaxoSmithKline                     1.5
  Reckitt Benckiser PLC               1.5

TOP 5 COUNTRIES AS OF 03/31/04 (%)

  Japan                              25.8
  United Kingdom                     22.1
  France                              7.7
  Germany                             6.0
  Switzerland                         4.5

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/04 (%)

  Mitsubishi Estate                   2.1
  Millea Holdings                     1.8
  UFJ Holdings                        1.6
  Erste Bank                          0.8
  PTT Public                          0.7
  Alpha Bank                          0.7
  Aoyama Trading                      0.6
  Burberry Group                      0.6
  Public Power                        0.5
  Hansabank                           0.5

Your fund is actively managed and the composition of its portfolio will change over time. Sectors and holdings are calculated as a percentage of net assets and countries are calculated as a percentage of total investments.

________________________________________________________________________________
                                              Columbia International Equity Fund

EUROPEAN MARKETS WERE BUOYED BY BETTER ECONOMIC GROWTH

The European markets moved higher, as economic growth improved and aggressive corporate restructuring seemed to be paying off. Our largest commitment was to the United Kingdom (UK) where consumer and business confidence was on the rise. There was an increase in consumer spending during the period. The fund's investment in Burberry Group was the beneficiary of that trend. Advertising and media companies also made a positive contribution to total return, as corporate spending rose.

Outside the UK, we added Alpha Bank and Public Power in Greece. We also invested in Erste Bank der oesterreichen Sparkassen in Austria. Erste Bank is a financial institution that does 50% of its business in Eastern Europe, where the fund has made some notable investments. For example, in Estonia, we established a position in Hansabank. The entire Eastern European region has become economically stronger as more countries have improved their finances in order to join the European Union (EU).

AN OPTIMISTIC OUTLOOK FOR INTERNATIONAL MARKETS

Although global growth may slow in late 2004, we are optimistic about the prospects for international stock markets. Because we believe that Japan is positioned to be a leading performer, we have positioned the fund for this possibility. We are encouraged by the expansion of the EU and believe that a larger organization may create pressure on weaker European countries to reform their social and economic structures. Such a move could result in reinvigorated economies and could present more attractive investment opportunities in Europe.

                    [Photo of James M. McAlear]

                    James M. McAlear has managed or co-managed Columbia International Equity Fund since August 2002 and has been with the advisor and its predecessors since 1992.

                    /s/ James M. McAlear

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

PERFORMANCE OF A $10,000 INVESTMENT
04/01/94 - 03/31/04 ($)

  SALES CHARGE      WITHOUT     WITH
  ------------      -------     ----
  Class A           24,130     22,733
  Class B           23,186     23,186
  Class C           23,186     23,186
  Class G           22,582     22,582
  Class T           23,979     22,591
  Class Z           24,734      n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                    Columbia Large Cap Core Fund

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

[Mountain Chart]

           CLASS A          CLASS A
       SHARES WITHOUT    SHARES WITH
        SALES CHARGE     SALES CHARGE   S&P 500 INDEX
       ------------     ------------    -------------
        $10000.00        $9425.00       $10000.00
         10156.00         9572.00        10128.00
         10429.00         9830.00        10294.00
         10301.00         9709.00        10042.00
         10555.00         9948.00        10371.00
         10947.00        10318.00        10796.00
         10778.00        10159.00        10532.00
         10985.00        10354.00        10769.00
         10670.00        10057.00        10377.00
         10734.00        10117.00        10531.00
         10983.00        10352.00        10803.00
         11336.00        10684.00        11225.00
         11628.00        10959.00        11556.00
         11857.00        11175.00        11895.00
         12296.00        11589.00        12371.00
         12520.00        11800.00        12658.00
         12824.00        12087.00        13079.00
         12751.00        12018.00        13111.00
         13188.00        12430.00        13665.00
         13019.00        12271.00        13615.00
         13607.00        12824.00        14213.00
         13883.00        13084.00        14487.00
         14187.00        13371.00        14980.00
         14356.00        13530.00        15119.00
         14651.00        13809.00        15264.00
         14921.00        14063.00        15489.00
         15203.00        14329.00        15888.00
         15095.00        14227.00        15949.00
         14496.00        13662.00        15244.00
         14915.00        14057.00        15565.00
         15487.00        14597.00        16442.00
         15658.00        14757.00        16896.00
         16862.00        15892.00        18173.00
         16639.00        15682.00        17813.00
         17448.00        16445.00        18926.00
         17485.00        16479.00        19074.00
         16976.00        16000.00        18290.00
         17636.00        16622.00        19382.00
         18708.00        17633.00        20562.00
         19391.00        18276.00        21484.00
         20729.00        19537.00        23194.00
         20016.00        18865.00        21895.00
         20919.00        19716.00        23095.00
         20367.00        19195.00        22323.00
         21006.00        19798.00        23357.00
         21493.00        20258.00        23759.00
         21418.00        20187.00        24022.00
         23005.00        21682.00        25754.00
         24096.00        22710.00        27073.00
         24291.00        22894.00        27346.00
         23706.00        22342.00        26876.00
         23831.00        22461.00        27967.00
         23245.00        21908.00        27671.00
         19651.00        18521.00        23670.00
         20612.00        19427.00        25187.00
         22389.00        21102.00        27234.00
         23623.00        22264.00        28885.00
         24903.00        23471.00        30549.00
         25207.00        23757.00        31826.00
         24710.00        23289.00        30836.00
         25674.00        24198.00        32069.00
         26683.00        25149.00        33310.00
         26699.00        25164.00        32524.00
         28186.00        26565.00        34329.00
         27287.00        25718.00        33258.00
         26244.00        24735.00        33095.00
         25205.00        23756.00        32188.00
         25704.00        24226.00        34226.00
         25961.00        24469.00        34921.00
         26642.00        25110.00        36978.00
         25701.00        24223.00        35121.00
         25205.00        23756.00        34458.00
         27799.00        26200.00        37827.00
         27832.00        26232.00        36689.00
         27712.00        26119.00        35937.00
         27006.00        25453.00        36824.00
         27124.00        25565.00        36250.00
         28939.00        27275.00        38501.00
         27605.00        26018.00        36468.00
         28085.00        26470.00        36315.00
         26698.00        25163.00        33453.00
         27664.00        26074.00        33617.00
         28782.00        27127.00        34811.00
         27329.00        25757.00        31636.00
         25615.00        24142.00        29630.00
         27331.00        25760.00        31933.00
         27687.00        26095.00        32147.00
         27083.00        25526.00        31365.00
         27121.00        25561.00        31058.00
         25646.00        24171.00        29114.00
         23386.00        22041.00        26761.00
         23779.00        22412.00        27272.00
         25572.00        24102.00        29364.00
         26050.00        24552.00        29623.00
         24873.00        23443.00        29190.00
         24507.00        23098.00        28627.00
         25507.00        24040.00        29703.00
         24155.00        22766.00        27903.00
         24503.00        23094.00        27697.00
         22459.00        21168.00        25725.00
         20838.00        19640.00        23721.00
         20665.00        19477.00        23875.00
         18191.00        17145.00        21280.00
         19466.00        18347.00        23152.00
         20679.00        19490.00        24516.00
         19544.00        18420.00        23077.00
         19216.00        18111.00        22472.00
         18655.00        17582.00        22135.00
         18845.00        17761.00        22350.00
         20260.00        19095.00        24192.00
         21287.00        20063.00        25466.00
         21398.00        20168.00        25792.00
         21747.00        20496.00        26246.00
         22232.00        20953.00        26758.00
         21767.00        20515.00        26475.00
         22853.00        21539.00        27973.00
         23143.00        21813.00        28219.00
         23872.00        22500.00        29698.00
         24085.00        22700.00        30244.00
         24338.00        22938.00        30665.00
         24130.00        22733.00        30191.00

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard and Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                   A                  B                  C                   G            T             Z
-------------------------------------------------------------------------------------------------------------------------
INCEPTION                  11/01/98           11/01/98           12/09/02            03/04/96     02/12/93       12/14/92
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
-------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)    10.83     4.50    10.46     5.46    10.46     9.46    10.47     5.47    10.85     4.50    11.02
-------------------------------------------------------------------------------------------------------------------------
1-year                  28.01    20.69    27.25    22.25    27.12    26.12    27.03    22.03    28.15    20.78    28.57
-------------------------------------------------------------------------------------------------------------------------
5-year                  -1.24    -2.40    -1.96    -2.29    -1.96    -1.96    -2.06    -2.56    -1.33    -2.50    -1.00
-------------------------------------------------------------------------------------------------------------------------
10-year                  9.21     8.56     8.77     8.77     8.77     8.77     8.49     8.49     9.14     8.49     9.48


All results shown assume reinvestment of distributions. The "with sales charge "returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows:through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter
- 0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. For Class G shares, the CDSC for the holding period after purchase is as follows: through first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For Class T shares, the "with sales charge" returns include the maximum initial sales charge of 5.75%. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A Shares (for class A shares) and Prime B Shares (for class B shares) of the Galaxy Fund for periods prior to December 9, 2002, the date on which class A and class B shares were initially offered by the Fund. The returns shown for class A shares and class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to class A shares and class B shares, respectively) for periods prior to the inception of Prime A and Prime B Shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A Shares. The returns shown for class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to December 9, 2002, the date on which class C shares were initially offered. The returns shown for class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A and Prime B Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B Shares. Retail A Shares were initially offered on February 12, 1993. The returns for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy Fund for periods prior to December 9, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. The returns for class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to December 9, 2002, the date on which class Z shares were initially offered by the Fund, and returns of Trust Shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

Summary
o FOR THE SIX-MONTH PERIOD THAT ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 10.83% WITHOUT SALES CHARGE.

o THE FUND UNDERPERFORMED BOTH ITS BENCHMARK, THE S&P 500 INDEX, AND THE AVERAGE RETURN OF ITS PEER GROUP, THE MORNINGSTAR(R) LARGE BLEND CATEGORY.

o STOCK SELECTION IN HEALTH CARE AND CERTAIN CONSUMER-RELATED INDUSTRIES HELPED THE FUND TO A DOUBLE-DIGIT RETURN. HOWEVER, IT TRAILED ITS BENCHMARK BECAUSE IT FOCUSED ON HIGH-QUALITY LARGE-CAP STOCKS, WHICH UNDERPERFORMED SPECULATIVE STOCKS DURING THE PERIOD.

[TWO UP ARROWS]

                CLASS A SHARES           S&P 500 INDEX

                   10.83%                   14.08%

                                   Objective
                          Seeks to provide a relatively
                           high total return through
                         long-term capital appreciation
                              and current income.

                                Total net assets
                                 $433.1 million

NET ASSET VALUE PER SHARE
as of 03/31/04 ($)

  Class A                      12.43
  Class B                      12.14
  Class C                      12.14
  Class G                      12.03
  Class T                      12.39
  Class Z                      12.47

DISTRIBUTIONS DECLARED PER SHARE
10/01/03 - 03/31/04 ($)

  Class A                       0.01
  Class B                       0.00
  Class C                       0.00
  Class G                       0.00
  Class T                       0.00
  Class Z                       0.02

PORTFOLIO MANAGERS' REPORT______________________________________________________
                                                    Columbia Large Cap Core Fund

For the six-month period ended March 31, 2004, class A shares of Columbia Large Cap Core Fund returned 10.83% without sales charge. It underperformed both the S&P 500 Index, which returned 14.08%, and the average return of the Morningstar(R) Large Blend Category, which was 13.54% during the same period.1 Stock selection in health care and certain consumer-related industries contributed to the fund's double-digit return. However, speculative stocks performed better than the higher-quality large-cap stocks that the fund emphasizes and accounted for the performance shortfall relative to its benchmark.

SPECULATIVE STOCKS LOSE MOMENTUM LATE IN THE PERIOD

Most of the strength in speculative stocks occurred prior to the January announcement from the Federal Reserve Board that the fed funds rate may be revised sooner rather than later. In the wake of this announcement, speculative names lost some momentum. The performance gap between them and the higher-quality companies emphasized in the fund narrowed as the period ended.

POSITIONED FOR ECONOMIC GROWTH AND MODEST INFLATION

During the period, we favored stocks that stand to benefit from a strengthening economy. At the beginning of the period, we emphasized retail stocks within the consumer discretionary sector as a way to gain exposure to economic growth. That strategy was successful in generating solid returns for the fund, although these holdings lost some ground in the final months of the period.

In December, we began to shift our emphasis to media companies within consumer discretionary. This move did not result in a gain for the fund during the reporting period. Still, our enthusiasm for media stocks is driven by an expectation that three strong trends should result in an increase in corporate advertising--the key to revenue and profit growth for media companies: 1) an overall increase in business spending, 2) a presidential election and 3) the 2004 summer Olympics. Historically, the combination of a presidential election and an Olympics in the same year has provided a strong tailwind for television advertising. In fact, television ad revenue has easily outpaced GDP in every instance that those two events occurred in the same year.

1 (C) 2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

TOP 5 SECTORS AS OF 03/31/04 (%)

  Information technology             20.1
  Financials                         20.0
  Health care                        14.3
  Consumer discretionary             13.9
  Industrials                        11.6

TOP 10 HOLDINGS AS OF 03/31/04 (%)

  Pfizer                              4.1
  Microsoft                           3.7
  PepsiCo                             2.9
  Viacom                              2.8
  United Technologies                 2.2
  Procter & Gamble                    2.2
  Lexmark International               2.1
  Cisco Systems                       2.1
  Exxon Mobil                         2.1
  Merrill Lynch                       2.0

HOLDINGS DISCUSSED IN THIS REPORT

  as of 03/31/04 (%)
  PepsiCo                             2.9
  Lexmark International               2.1
  Accenture                           1.7
  Avon Products                       0.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                    Columbia Large Cap Core Fund

BALANCING VOLATILITY IN THE TECHNOLOGY SECTOR

In the technology sector, we emphasized semiconductor companies. Semiconductor stocks pulled back after strong performance early in the period, but we have maintained our relatively large investment in semiconductors because we believe that its cycle is not yet over. We balanced our semiconductor investments with less volatile technology investments such as Lexmark International, which makes toner cartridges for printers, and Accenture, a consulting company. Both companies have steady revenue streams and the potential for continued strong earnings growth. They added to total return for the period.

STOCK SELECTION IN HEALTH CARE AND CONSUMER STAPLES WAS FAVORABLE

The fund's health care and consumer staples positions were the largest positive contributors to performance. In health care, we continue to believe that patent expiration, the threat of increased regulation and ongoing pressure on corporate expenses are negative factors for large pharmaceutical companies. As a result, we avoided them and emphasized companies in the managed care, pharmaceutical benefit management and generic drug industries. In consumer staples, the fund benefited from its investments in PepsiCo and Avon Products.

AN EMPHASIS ON QUALITY AND RISK MANAGEMENT

Because managing risk is an important part of our investment strategy, we have structured a portfolio that has the potential to benefit from the market's upside potential and should be less affected by market declines. We continue to emphasize high-quality companies with stable balance sheets and the potential for consistent earnings growth. In our opinion, such companies could be market leaders over the long term.

                         Sean P. Wilson, CFA, has co-managed Columbia Large Cap Core Fund since October 2003 and has been with the advisor since June 2003.

                         /s/ Sean P. Wilson]

                         Michael R. Pelosi, CFA, has co-managed the fund since October 2003 and has been with the advisor and its predecessors since 1986.

                         /s/ Michael R. Pelosi]

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

PERFORMANCE OF A $10,000 INVESTMENT
04/01/94 - 03/31/04 ($)

  SALES CHARGE    WITHOUT     WITH
  ------------    -------     ----
  Class A         43,166     40,669
  Class B         41,352     41,352
  Class C         41,375     41,375
  Class G         41,081     41,081
  Class T         42,670     40,202
  Class Z         44,332      n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                         Columbia Small Cap Fund

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

[Mountain Chart]

         CLASS A           CLASS A
     SHARES WITHOUT     SHARES WITH    S&P SMALL CAP   RUSSELL 2000
      SALES CHARGE      SALES CHARGE   600 INDEX          INDEX
      ------------      ------------   -------------      -----
        $10000.00        $9425.00      $10000.00       $10000.00
          9953.00         9381.00       10150.00        10059.00
         10000.00         9425.00        9949.00         9946.00
          9792.00         9229.00        9579.00         9608.00
          9896.00         9327.00        9698.00         9766.00
         10359.00         9763.00       10358.00        10310.00
         10396.00         9798.00       10304.00        10276.00
         10443.00         9842.00       10201.00        10236.00
         10160.00         9576.00        9812.00         9822.00
         10287.00         9695.00       10050.00        10086.00
         10287.00         9695.00        9908.00         9959.00
         10567.00         9959.00       10316.00        10374.00
         10746.00        10128.00       10526.00        10552.00
         11026.00        10392.00       10762.00        10786.00
         11325.00        10674.00       10930.00        10972.00
         11885.00        11202.00       11530.00        11541.00
         12434.00        11719.00       12412.00        12206.00
         12704.00        11973.00       12681.00        12459.00
         13033.00        12284.00       13004.00        12682.00
         12663.00        11935.00       12362.00        12115.00
         13150.00        12394.00       12851.00        12624.00
         13525.00        12747.00       13063.00        12957.00
         13355.00        12587.00       13092.00        12943.00
         13803.00        13010.00       13520.00        13346.00
         14204.00        13387.00       13810.00        13619.00
         15081.00        14214.00       14602.00        14347.00
         15649.00        14749.00       15121.00        14912.00
         15253.00        14376.00       14528.00        14300.00
         14374.00        13548.00       13528.00        13051.00
         15103.00        14234.00       14366.00        13810.00
         15746.00        14841.00       14997.00        14349.00
         15800.00        14891.00       14893.00        14128.00
         16463.00        15517.00       15666.00        14711.00
         17140.00        16154.00       15849.00        15096.00
         17389.00        16389.00       16112.00        15398.00
         17326.00        16330.00       15779.00        15025.00
         16756.00        15792.00       14969.00        14316.00
         16582.00        15628.00       15152.00        14356.00
         18331.00        17277.00       16931.00        15953.00
         19533.00        18410.00       17679.00        16637.00
         20885.00        19684.00       18791.00        17411.00
         21531.00        20293.00       19265.00        17809.00
         23180.00        21847.00       20538.00        19113.00
         22684.00        21379.00       19651.00        18274.00
         22461.00        21170.00       19507.00        18155.00
         22493.00        21200.00       19902.00        18473.00
         22113.00        20841.00       19513.00        18181.00
         23386.00        22042.00       21291.00        19524.00
         24862.00        23433.00       22104.00        20329.00
         24979.00        23543.00       22235.00        20441.00
         23675.00        22314.00       21059.00        19339.00
         23031.00        21707.00       21120.00        19380.00
         21506.00        20270.00       19504.00        17810.00
         18575.00        17507.00       15740.00        14351.00
         19363.00        18249.00       16703.00        15475.00
         19847.00        18706.00       17478.00        16106.00
         20815.00        19618.00       18462.00        16950.00
         21284.00        20060.00       19642.00        17999.00
         21396.00        20166.00       19394.00        18239.00
         20155.00        18997.00       17647.00        16761.00
         19644.00        18514.00       17875.00        17023.00
         21032.00        19823.00       19056.00        18548.00
         21806.00        20552.00       19519.00        18819.00
         22879.00        21564.00       20630.00        19670.00
         22927.00        21609.00       20448.00        19131.00
         21973.00        20710.00       19548.00        18423.00
         21930.00        20669.00       19631.00        18426.00
         21090.00        19877.00       19582.00        18502.00
         22011.00        20746.00       20400.00        19607.00
         23563.00        22208.00       22077.00        21826.00
         23276.00        21937.00       21393.00        21475.00
         23743.00        22378.00       24257.00        25020.00
         24570.00        23157.00       23359.00        23371.00
         24479.00        23071.00       22960.00        21964.00
         24354.00        22954.00       22280.00        20684.00
         24812.00        23385.00       23597.00        22487.00
         24435.00        23030.00       23019.00        21763.00
         25891.00        24402.00       25059.00        23424.00
         26326.00        24812.00       24377.00        22735.00
         25786.00        24304.00       24531.00        21721.00
         25049.00        23608.00       21977.00        19490.00
         27569.00        25983.00       24684.00        21165.00
         28335.00        26706.00       25743.00        22267.00
         28584.00        26941.00       24173.00        20807.00
         28210.00        26588.00       23064.00        19789.00
         29493.00        27798.00       24821.00        21337.00
         30797.00        29026.00       25295.00        21862.00
         31672.00        29851.00       26221.00        22616.00
         31197.00        29403.00       25783.00        21392.00
         31031.00        29247.00       25195.00        20701.00
         28254.00        26629.00       21789.00        17915.00
         29104.00        27431.00       22950.00        18963.00
         30659.00        28896.00       24630.00        20431.00
         32651.00        30774.00       26297.00        21691.00
         32720.00        30839.00       26526.00        21466.00
         33355.00        31437.00       26070.00        20878.00
         35933.00        33867.00       28130.00        22554.00
         36634.00        34527.00       28926.00        22759.00
         35908.00        33844.00       27728.00        21749.00
         35208.00        33184.00       26295.00        20670.00
         30571.00        28813.00       22582.00        17549.00
         30412.00        28664.00       22796.00        17505.00
         28940.00        27276.00       21401.00        16248.00
         28602.00        26957.00       22086.00        16770.00
         30389.00        28642.00       23237.00        18266.00
         29830.00        28115.00       22451.00        17248.00
         29070.00        27398.00       21679.00        16770.00
         28238.00        26614.00       20985.00        16264.00
         28261.00        26636.00       21151.00        16474.00
         30377.00        28631.00       22868.00        18035.00
         33017.00        31119.00       24712.00        19971.00
         33803.00        31859.00       25354.00        20332.00
         35612.00        33564.00       26673.00        21605.00
         36943.00        34819.00       27971.00        22594.00
         36397.00        34304.00       27149.00        22176.00
         38941.00        36702.00       29503.00        24039.00
         40129.00        37821.00       30618.00        24893.00
         41405.00        39024.00       31160.00        25398.00
         42237.00        39808.00       32058.00        26500.00
         42849.00        40385.00       32673.00        26739.00
         43166.00        40669.00       33095.00        26988.00

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600 Index) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                   A                B                 C                 G                 T              Z
-------------------------------------------------------------------------------------------------------------------------
INCEPTION                 11/01/98          11/01/98          11/18/02          11/01/98          02/12/93      12/14/92
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT    WITH   WITHOUT   WITH    WITHOUT  WITH     WITHOUT   WITH    WITHOUT   WITH    WITHOUT
-------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)    18.60    11.81    18.28    13.28    18.18    17.18    18.22    13.22    18.61    11.82    18.78
-------------------------------------------------------------------------------------------------------------------------
1-year                  52.75    44.02    51.57    46.57    51.52    50.52    51.59    46.59    52.64    43.85    53.06
-------------------------------------------------------------------------------------------------------------------------
5-year                  17.05    15.68    16.12    15.90    16.13    16.13    15.96    15.63    16.88    15.50    17.39
-------------------------------------------------------------------------------------------------------------------------
10-year                 15.75    15.06    15.25    15.25    15.26    15.26    15.18    15.18    15.61    14.93    16.06


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter
- 0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. For Class G shares, the CDSC for the holding period after purchase is as follows: through first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For Class T shares, the "with sales charge" returns include the maximum initial sales charge of 5.75%. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Prior to November 18, 2002, the fund was named Galaxy Small Cap Value Fund, and offered Retail A, Retail B, Trust, Prime A and Prime B share classes. On that day, the fund changed its name to Liberty Small Cap Fund and began offering class A, B, C, G, T and Z shares. The returns for class A and B shares include returns of Prime A shares and Retail A shares (for class A shares) and Prime B shares and Retail A shares (for class B shares) of the former Galaxy fund for periods prior to the inception of class A and class B shares. Class C share performance information includes returns of Retail B shares and Retail A shares of the former Galaxy fund for periods prior to the inception of class C shares. The returns for class G and T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy Fund for periods prior to the date of this prospectus. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (November 1, 1998). Retail A Shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. The returns for class Z shares include the returns of Trust Shares of the Galaxy Small Cap Value Fund (the "Galaxy Fund"), for periods prior to the date of this prospectus, and returns of Trust shares of the Small Cap portfolio of The Shawmut Funds (the "Shawmut Fund"), the predecessor to the Galaxy Fund, for periods prior to December 4, 1995. Total returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between any of the share classes Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

Summary

o FOR THE SIX-MONTH PERIOD THAT ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 18.60% WITHOUT SALES CHARGE.

o THE FUND TRAILED BOTH ITS BENCHMARKS, THE RUSSELL 2000 INDEX AND THE S&P SMALLCAP 600 INDEX. IT ALSO CAME OUT BEHIND ITS PEER GROUP, THE MORNINGSTAR(R) SMALL BLEND CATEGORY.

o ALTHOUGH THE FUND DELIVERED AN ATTRACTIVE, DOUBLE-DIGIT RETURN, AN UNDERWEIGHT IN TECHNOLOGY, A BIAS TOWARD LESS SPECULATIVE NAMES AND A LARGE CASH POSITION HURT THE FUND'S RETURN RELATIVE TO ITS BENCHMARK AND PEER GROUP.

[Three up arrows]
                                                    S&P
                CLASS A        RUSSELL 2000       SMALLCAP
                SHARES            INDEX           600 INDEX

                18.60%            21.69%           21.91%

                                   Objective
                     Seeks long-term capital appreciation.

                                Total net assets
                                $1,581.5 million

NET ASSET VALUE PER SHARE
AS of 03/31/04 ($)

  Class A                     17.67
  Class B                     17.08
  Class C                     17.09
  Class G                     16.93
  Class T                     17.53
  Class Z                     17.83

DISTRIBUTIONS DECLARED PER SHARE
10/01/03 - 03/31/04 ($)

  Class A                      0.44
  Class B                      0.34
  Class C                      0.34
  Class G                      0.34
  Class T                      0.42
  Class Z                      0.49

PORTFOLIO MANAGER'S REPORT______________________________________________________
                                                         Columbia Small Cap Fund

For the six-month period ended March 31, 2004, Columbia Small Cap Fund class A shares returned 18.60% without sales charge. It trailed both the Russell 2000 Index and the S&P SmallCap 600 Index, which returned 21.69% and 21.91%, respectively. The fund also fell behind the 21.59% average return of its peer group, the Morningstar(R) Small Blend Category.1

LOW TECHNOLOGY STAKE AND LARGE CASH POSITION HURT RETURN

Despite strong gains from many sectors, the fund's relative performance suffered from a below-average technology stake, a bias toward less speculative names and a large cash position. Cash built up as new money poured in and as we trimmed stocks that had appreciated. With small-cap stocks rallying sharply, we found it harder to find decent quality companies whose stocks were attractively priced. To alleviate some of these pressures, the Trustees voted to close the fund to new investors and new accounts effective March 1.

PATIENCE REWARDED WITH STRONG GAINS

Some of the fund's biggest gains came from stocks that we bought when they were out of favor and then held for some time. In the industrial sector, standouts included Armor Holdings, which makes armor for vehicles as well as bulletproof vests for military and law enforcement personnel. The stock benefited from rising demand related to the conflict in Iraq. Terex, a construction equipment company, and Reliance Steel & Aluminum, both of which had languished when the economy was weak, also rebounded nicely as the recovery got underway.

The fund's sizable stake in consumer discretionary stocks, which included restaurants, retailers and media companies, also helped performance. Mainstream retailers with strong financial characteristics, including American Eagle Outfitters and Buckle, benefited from improved earnings. Rayovac, which makes batteries, also did well as investors began seeing the value of recent acquisitions and as earnings picked up.

MORE MIXED RESULTS FROM HEALTH CARE AND TECHNOLOGY

Many of the fund's health care investments contributed positively to performance. Valeant Pharmaceuticals International, a specialty drug company that we have owned for years, rebounded as the company's

1 (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

TOP 5 SECTORS AS OF 03/31/04 (%)

  Consumer discretionary                 21.9
  Industrials                            17.3
  Health care                            12.4
  Information technology                 11.8
  Financials                              8.2

TOP 10 HOLDINGS AS OF 03/31/04 (%)

  iShares Russell 2000 Index              2.9
  Invacare                                1.3
  Benchmark Electronics                   1.1
  Albany International                    1.0
  Armor Holdings                          1.0
  Unifirst                                0.8
  Greif                                   0.8
  Valeant Pharmaceuticals International   0.8
  West Pharmaceutical Services            0.7
  ADVO                                    0.7

HOLDINGS DISCUSSED IN THIS REPORT

  AS OF 03/31/04 (%)
  Armor Holdings                          1.0
  Albany International                    1.0
  Valeant Pharmaceuticals International   0.8
  Reliance Steel & Aluminum               0.7
  Res-Care                                0.7
  Buckle                                  0.6
  Rayovac                                 0.6
  Thoratec                                0.6
  Terex                                   0.5
  American Eagle Outfitters               0.5
  Fairchild Semiconductor International   0.4
  Cray                                    0.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                         Columbia Small Cap Fund

second-generation Hepatitis C drug showed positive results in trials. Res-Care, which runs group homes for developmentally disabled people, adapted to disappointing revenue growth by paying down debt. Earnings and cash flows improved, sending the stock price higher. By contrast, Thoratec, a company that makes medical devices to prolong the lives of patients waiting for heart transplants, tumbled as investors worried about insurance reimbursement issues.

Our disciplined focus on valuation and quality meant that we did not have a market weight in technology. Nor did we own many of the more speculative and better performing stocks. The fund, however, benefited from owning Fairchild Semiconductor International, a well-run semiconductor manufacturer that rallied sharply as the economy improved. Cray, a supercomputer manufacturer, was a new addition to the portfolio. It declined amid news of a delayed product launch. Elsewhere, Albany International--a paper products and services company--suffered from slower-than-expected revenue and earnings growth.

GOOD OPPORTUNITIES FOR STOCK PICKERS

By period end, stock prices reflected expectations for meaningful earnings improvements. We think companies that can deliver on earnings expectations should be winners, but those that cannot may suffer. Depending on what happens to earnings overall, we think the market could remain volatile or even pull back. We plan to maintain a selective approach that focuses on buying well-managed, profitable companies when their stocks are selling at attractive prices.

                         [Photo of Peter Larson]

                         Peter Larson has managed Columbia Small Cap Fund since 1992 and has been with the advisor and its predecessors since 1963.

                         /s/ Peter Larson

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

PERFORMANCE OF A $10,000 INVESTMENT
04/01/94 - 03/31/04 ($)

  SALES CHARGE     WITHOUT    WITH
  ------------     -------    ----
  Class A          23,216    21,884
  Class B          21,948    21,948
  Class C          21,895    21,895
  Class G          21,908    21,908
  Class T          23,202    21,872
  Class Z          24,233    n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                              Columbia Small Company Equity Fund

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

[Mountain Chart]

        CLASS A           CLASS A
    SHARES WITHOUT     SHARES WITH     RUSSELL 2000    RUSSELL 2000
     SALES CHARGE      SALES CHARGE    GROWTH INDEX       INDEX
     ------------      ------------    ------------       -----
        $10000.00        $9425.00       $10000.00       $10000.00
          9975.00         9401.00        10015.00        10059.00
          9709.00         9150.00         9792.00         9946.00
          9167.00         8640.00         9370.00         9608.00
          9275.00         8742.00         9504.00         9766.00
          9900.00         9331.00        10202.00        10310.00
         10042.00         9464.00        10246.00        10276.00
         10292.00         9700.00        10357.00        10236.00
          9958.00         9386.00         9937.00         9822.00
         10302.00         9710.00        10173.00        10086.00
          9989.00         9414.00         9966.00         9959.00
         10395.00         9798.00        10426.00        10374.00
         10929.00        10300.00        10731.00        10552.00
         11259.00        10611.00        10893.00        10786.00
         11360.00        10707.00        11036.00        10972.00
         12335.00        11625.00        11796.00        11541.00
         13445.00        12672.00        12715.00        12206.00
         13555.00        12776.00        12872.00        12459.00
         14173.00        13358.00        13137.00        12682.00
         13792.00        12999.00        12490.00        12115.00
         14291.00        13469.00        13041.00        12624.00
         14298.00        13476.00        13331.00        12957.00
         13989.00        13185.00        13220.00        12943.00
         14923.00        14064.00        13823.00        13346.00
         15642.00        14742.00        14097.00        13619.00
         17439.00        16436.00        15179.00        14347.00
         18124.00        17082.00        15958.00        14912.00
         16908.00        15936.00        14921.00        14300.00
         15547.00        14653.00        13099.00        13051.00
         16497.00        15548.00        14068.00        13810.00
         17568.00        16558.00        14793.00        14349.00
         17097.00        16114.00        14155.00        14128.00
         17148.00        16162.00        14549.00        14711.00
         17277.00        16283.00        14832.00        15096.00
         17939.00        16907.00        15203.00        15398.00
         16179.00        15248.00        14285.00        15025.00
         15168.00        14295.00        13276.00        14316.00
         14691.00        13847.00        13122.00        14356.00
         17249.00        16257.00        15095.00        15953.00
         18193.00        17147.00        15606.00        16637.00
         19175.00        18072.00        16405.00        17411.00
         19748.00        18613.00        16898.00        17809.00
         21342.00        20115.00        18246.00        19113.00
         20360.00        19190.00        17149.00        18274.00
         19523.00        18401.00        16741.00        18155.00
         19727.00        18592.00        16751.00        18473.00
         19253.00        18146.00        16529.00        18181.00
         20861.00        19661.00        17988.00        19524.00
         21754.00        20503.00        18742.00        20329.00
         21477.00        20242.00        18856.00        20441.00
         19967.00        18819.00        17485.00        19339.00
         19714.00        18580.00        17664.00        19380.00
         17951.00        16919.00        16189.00        17810.00
         13514.00        12737.00        12452.00        14351.00
         14979.00        14117.00        13715.00        15475.00
         15012.00        14149.00        14431.00        16106.00
         16014.00        15094.00        15551.00        16950.00
         17568.00        16558.00        16958.00        17999.00
         17756.00        16735.00        17721.00        18239.00
         15222.00        14347.00        16100.00        16761.00
         14902.00        14046.00        16673.00        17023.00
         15266.00        14388.00        18145.00        18548.00
         15773.00        14866.00        18174.00        18819.00
         17062.00        16080.00        19132.00        19670.00
         16797.00        15831.00        18541.00        19131.00
         16500.00        15551.00        17847.00        18423.00
         16940.00        15966.00        18192.00        18426.00
         17249.00        16257.00        18657.00        18502.00
         20079.00        18925.00        20629.00        19607.00
         24408.00        23005.00        24266.00        21826.00
         24189.00        22798.00        24041.00        21475.00
         29960.00        28237.00        29635.00        25020.00
         29873.00        28155.00        26520.00        23371.00
         26007.00        24512.00        23842.00        21964.00
         24489.00        23081.00        21753.00        20684.00
         27310.00        25739.00        24564.00        22487.00
         24601.00        23186.00        22459.00        21763.00
         26925.00        25377.00        24821.00        23424.00
         25889.00        24400.00        23588.00        22735.00
         23960.00        22582.00        21672.00        21721.00
         21097.00        19884.00        17737.00        19490.00
         23074.00        21747.00        18822.00        21165.00
         24444.00        23039.00        20345.00        22267.00
         22689.00        21384.00        17556.00        20807.00
         21305.00        20080.00        15960.00        19789.00
         22634.00        21333.00        17913.00        21337.00
         23273.00        21935.00        18329.00        21862.00
         24124.00        22737.00        18829.00        22616.00
         23379.00        22035.00        17223.00        21392.00
         22381.00        21094.00        16147.00        20701.00
         18592.00        17523.00        13541.00        17915.00
         19882.00        18739.00        14843.00        18963.00
         21411.00        20180.00        16083.00        20431.00
         23047.00        21721.00        17085.00        21691.00
         22049.00        20781.00        16476.00        21466.00
         20400.00        19227.00        15410.00        20878.00
         22021.00        20755.00        16750.00        22554.00
         21171.00        19954.00        16388.00        22759.00
         19643.00        18513.00        15429.00        21749.00
         18113.00        17071.00        14121.00        20670.00
         15093.00        14225.00        11950.00        17549.00
         15120.00        14251.00        11944.00        17505.00
         14402.00        13574.00        11082.00        16248.00
         14934.00        14075.00        11643.00        16770.00
         16316.00        15378.00        12796.00        18266.00
         15266.00        14388.00        11914.00        17248.00
         14521.00        13686.00        11589.00        16770.00
         14108.00        13297.00        11280.00        16264.00
         14508.00        13673.00        11450.00        16474.00
         15504.00        14613.00        12534.00        18035.00
         17259.00        16267.00        13946.00        19971.00
         17672.00        16656.00        14215.00        20332.00
         18562.00        17495.00        15290.00        21605.00
         19440.00        18323.00        16111.00        22594.00
         18748.00        17670.00        15703.00        22176.00
         20704.00        19513.00        17060.00        24039.00
         21182.00        19964.00        17616.00        24893.00
         21714.00        20465.00        17696.00        25398.00
         22632.00        21331.00        18625.00        26500.00
         22845.00        21531.00        18597.00        26739.00
         23271.00        21884.00        18685.00        26988.00

All results shown assume reinvestment of distributions. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index, also an unmanaged index, tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                   A                 B                C                  G                T             Z
-------------------------------------------------------------------------------------------------------------------------
INCEPTION                 11/18/02          11/18/02         11/18/02           03/04/96          12/30/91      12/30/91
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT    WITH   WITHOUT    WITH   WITHOUT    WITH   WITHOUT    WITH   WITHOUT    WITH   WITHOUT
-------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)    23.83    16.71    23.38    18.38    23.45    22.45    23.34    18.34    23.85    16.72    24.11
-------------------------------------------------------------------------------------------------------------------------
1-year                  60.04    50.78    58.83    53.83    58.29    57.29    58.54    53.54    60.09    50.95    60.68
-------------------------------------------------------------------------------------------------------------------------
5-year                   9.27     7.98     8.43     8.14     8.38     8.38     8.39     7.96     9.26     7.96     9.73
-------------------------------------------------------------------------------------------------------------------------
10-year                  8.79     8.15     8.18     8.18     8.15     8.15     8.16     8.16     8.78     8.14     9.25


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year
- 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C contingent deferred sales charge of 1% for the first year only. For class G shares, the contingent deferred sales charge for the holding period after purchase is as follows: through the first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B, and class C are newer classes of shares. Their performance information includes returns of Retail A Shares (for class A shares) and Retail B Shares (for class B and class C shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which class A, B, and C shares were initially offered by the Fund. The returns of class B and class C shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Class B and class C shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class B and class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns for class G and T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charge applicable to class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. The returns for class Z shares include the returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the Fund.

Summary

o FOR THE SIX-MONTH PERIOD THAT ENDED MARCH 31, 2004, THE FUND'S CLASS A HARES RETURNED 23.83% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS HIGHER THAN THE RETURN OF ITS BENCHMARKS, THE RUSSELL 2000 GROWTH INDEX AND THE RUSSELL 2000 INDEX. IT ALSO OUTPACED ITS PEER GROUP, THE MORNINGSTAR(R) SMALL GROWTH CATEGORY.

o STRONG STOCK SELECTION, PARTICULARLY IN THE HEALTH CARE, TECHNOLOGY AND CONSUMER DISCRETIONARY SECTORS, FUELED PERFORMANCE. THE FUND ALSO BENEFITED FROM ITS FOCUS ON HIGHER QUALITY STOCKS, WHICH MOVED BACK INTO INVESTOR FAVOR DURING THE PERIOD.

[Three up arrows]


                CLASS A        RUSSELL 2000       RUSSELL 2000
                SHARES         GROWTH INDEX         INDEX

                23.83%            18.97%            21.69%

                                   Objective
                          Seeks capital appreciation.

                                Total net assets
                                 $425.5 million

NET ASSET VALUE PER SHARE
AS OF 03/31/04 ($)

  Class A                     17.46
  Class B                     16.36
  Class C                     16.32
  Class G                     16.33
  Class T                     17.45
  Class Z                     18.43

PORTFOLIO MANAGER'S REPORT______________________________________________________
                                              Columbia Small Company Equity Fund

For the six-month period ended March 31, 2004, class A shares of Columbia Small Company Equity Fund returned 23.83% without sales charge. The fund was ahead of the 18.97% return of its primary benchmark, the Russell 2000 Growth Index. Fund performance was also better than its secondary benchmark. The Russell 2000 Index gained 21.69% during this period. In addition, the fund outpaced the Morningstar(R) Small Growth Category average, which returned 18.11%.1 Strong stock selection, particularly in the health care, technology and consumer discretionary sectors, drove returns. The fund benefited as small-cap stocks posted sharp gains and higher quality names moved back into investor favor.

SEARCH FOR QUALITY, GROWTH AND INNOVATION

Our emphasis was on companies with healthy balance sheets, attractive business models and strong management teams that were focused on increasing long-term earnings and revenues in a strategic manner. As growth investors in the small-cap area, we also looked for innovation, which we found primarily in three sectors: health care, technology and consumer discretionary. In the health care sector, we emphasized biotechnology, pharmaceutical and medical devices companies. Nektar Therapeutics produced sharp gains following the release of positive test data. This pharmaceutical company is pioneering inhaled insulin for diabetics. Salix Pharmaceuticals, a specialty pharmaceutical company developing new treatments for gastric illnesses, also rallied sharply.

The fund's technology stocks included semiconductor and semiconductor equipment companies as well as storage and software names. We targeted companies with niche products and avoided commodity-type names that depend on the economy to generate earnings growth. Silicon Image took off during the period as investors began to recognize its growth potential. This semiconductor company has a new type of digital connectivity technology called HDMI that is just starting to be designed into products. Silicon Storage Technology and Monolithic System Technology were also standouts. Silicon Storage is a leader in a kind of memory known as low-density flash. We sold our investment in Monolithic, which makes memory technologies, following a generous buy-out offer in February.

1 (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

TOP 5 SECTORS AS OF 03/31/04 (%)

  Information technology             29.9
  Health care                        23.5
  Consumer discretionary             16.8
  Industrials                        12.0
  Financials                         10.2


TOP 10 HOLDINGS AS OF 03/31/04 (%)

  Jarden                              2.4
  Station Casinos                     2.0
  Silicon Storage Technology          1.3
  Entegris                            1.3
  Investors Financial Services        1.3
  Cost Plus                           1.3
  Salix Pharmaceuticals               1.3
  Sharper Image                       1.2
  Artisan Components                  1.2
  PETCO Animal Supplies               1.2

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/04 (%)

  Nektar Therapeutics                 1.1
  Salix Pharmaceuticals               1.3
  Silicon Image                       1.0
  Silicon Storage Technology          1.3
  Station Casinos                     2.0
  Jarden                              2.4
  Netopia                             0.6
  Cray                                0.5
  Bombay Company                      0.8
  PETCO Animal Supplies               1.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                              Columbia Small Company Equity Fund

In the consumer discretionary sector, gaming stocks were particularly strong performers. They benefited as financially strapped states looked for alternative revenue sources. Station Casinos posted outstanding gains. This company runs casinos for local residents in Las Vegas and also partners with Native Americans to build new casinos in other locations. Jarden, a diversified consumer products company, also rallied sharply as investors began to recognize the company's strong marketing abilities. Media stocks added positively to performance amid expectations that they will benefit from the upcoming Presidential election and summer Olympics.

LONG-TERM VIEW, RISK MANAGEMENT APPROACH

We had only small investments in many of our weakest performers. Netopia, which makes smart modems for DSL, tumbled, as did Cray, the super computer company. Both stocks came down as investors focused on the near term, but we continued to own them because we believed their prospects remained strong over the long term. Bombay, a furniture retailer, also fell. Its management undertook several new initiatives that resulted in a short-term revenue shortfall. A sizable investment in PETCO Animal Supplies hurt performance as increased competition put pressure on the stock.

OPPORTUNITIES AHEAD

Looking ahead, we believe that small-cap stocks remain reasonably valued, given their strong earnings growth prospects. We also think the sector offers ample opportunities for selective investors. While small-cap stocks stand to benefit from further economic growth, we plan to maintain our focus on higher quality companies that can expand their businesses and profits independent of the economic environment.

                         Paul Berlinguet has managed Columbia Small Company Equity Fund since November 2003 and has been with the advisor since October 2003.

                         /s/ Paul Berlinguet

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

FINANCIAL STATEMENTS____________________________________________________________
March 31, 2004                                             Columbia Equity Funds

                                      A GUIDE TO UNDERSTANDING YOUR FUND'S
                                      FINANCIAL STATEMENTS
                                      ------------------------------------------
               INVESTMENT PORTFOLIO   The investment portfolio details all of
                                      the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                                      ------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES   This statement details the fund's assets,
                                      liabilities, net assets and share price
                                      for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                      ------------------------------------------
            STATEMENT OF OPERATIONS   This statement details income earned by
                                      the fund and the expenses accrued by the fund during the reporting period. The
                                      Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                      ------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS   This statement demonstrates how the fund's
                                      net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net
                                      Assets also details changes in the number of shares outstanding.

                                      ------------------------------------------
      NOTES TO FINANCIAL STATEMENTS   These notes disclose the organizational
                                      background of the fund, its significant
                                      accounting policies (including those
                                      surrounding security valuation, income
                                      recognition and distributions to
                                      shareholders), federal tax information,
                                      fees and compensation paid to affiliates and significant risks and contingencies.

                                      ------------------------------------------
               FINANCIAL HIGHLIGHTS   The financial highlights demonstrate how
                                      the fund's net asset value per share was affected by the fund's operating results.
                                      The financial highlights table also
                                      discloses the classes' performance and
                                      certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO____________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - 65.5%
CONSUMER DISCRETIONARY - 8.4%

   AUTO COMPONENTS - 0.3%
      Autoliv, Inc.                              3,830         157,030
      BorgWarner, Inc.                             800          67,864
      Continental AG                             8,000         315,230
      Dana Corp.                                 5,200         103,272
      Gentex Corp.                               5,840         253,339
      Johnson Controls, Inc.                     2,800         165,620
      Lear Corp.                                 3,300         204,468
      Modine Manufacturing Co.                   1,200          31,272
      Standard Motor Products, Inc.              2,900          45,472
      Superior Industries International          2,000          70,880
      Visteon Corp.                                  1              10
                                                          ------------
                                 Auto Components Total       1,414,457

   AUTOMOBILES - 0.5%
      General Motors Corp.                      17,202         810,214
      Nissan Motor Co., Ltd.                    23,000         256,940
      Renault SA                                 6,232         432,154
      Toyota Motor Corp.                        16,400         610,174
                                                          ------------
                                     Automobiles Total       2,109,482

   HOTELS, RESTAURANTS & LEISURE - 1.2%
      Accor SA                                   8,070         327,423
      Alliance Gaming Corp. (a)                  4,500         144,585
      Bally Total Fitness Holding Corp. (a)      5,300          31,058
      Bob Evans Farms, Inc.                      1,824          59,171
      Brinker International, Inc. (a)            4,700         178,271
      Buca, Inc. (a)                               200           1,250
      Compass Group PLC                         58,880         389,188
      Darden Restaurants, Inc.                   2,600          64,454
      Dave & Buster's, Inc. (a)                  2,200          33,110
      Gaylord Entertainment Co. (a)              3,700         114,330
      Harrah's Entertainment, Inc.               8,989         493,406
      Hilton Hotels Corp.                       10,070         163,638
      Intercontinental Hotels Group PLC         43,135         395,265
      International Game Technology, Inc.        1,600          71,936
      Landry's Restaurants, Inc.                 2,800          83,524
      Lone Star Steakhouse & Saloon              3,700         108,003
      Marcus Corp.                               3,900          67,665
      Marriott International, Inc., Class A      1,500          63,825
      MGM Mirage, Inc. (a)                       1,740          78,892
      Outback Steakhouse, Inc.                   1,370          66,719
      Pinnacle Entertainment, Inc. (a)           3,100          42,780
      Prime Hospitality Corp. (a)                4,500          51,210
      Scientific Games Corp., Class A (a)       11,900         222,768
      Six Flags, Inc. (a)                       12,800         100,480
      Starwood Hotels & Resorts Worldwide, Inc.  1,270          51,435
      Station Casinos, Inc.                      6,200         273,854
      Wendy's International, Inc.               41,869       1,703,650
      Yum! Brands, Inc. (a)                     12,860         488,551
                                                          ------------
                   Hotels, Restaurants & Leisure Total       5,870,441

   HOUSEHOLD DURABLES - 0.5%
      American Greetings Corp., Class A (a)      2,100          47,817
      CSS Industries, Inc.                       1,700          56,525

                                             Shares         Value ($)
                                          ------------    ------------
      Garmin Ltd.                                4,370         186,643
      Interface, Inc., Class A (a)               5,700          45,315
      Kimball International, Inc., Class B       3,700          57,979
      Koninklijke (Royal) Philips
        Electronics NV                          27,590         798,896
      Land and Houses Public Co.,
        Ltd., NVDR                             885,900         261,853
      Matsushita Electric Industrial Co.,
        Ltd., ADR                               57,000         878,899
      Newell Rubbermaid, Inc.                    5,200         120,640
      Russ Berrie & Co., Inc.                    1,100          38,500
                                                          ------------
                              Household Durables Total       2,493,067

   INTERNET & CATALOG RETAIL - 0.2%
      eBay, Inc. (a)                            11,400         790,362
                                                          ------------
                       Internet & Catalog Retail Total         790,362

   LEISURE EQUIPMENT & PRODUCTS - 0.2%
      Action Performance Companies, Inc.         4,200          64,134
      Brunswick Corp.                            2,220          90,643
      Jakks Pacific, Inc. (a)                    3,600          54,000
      M&F Worldwide Corp. (a)                    2,800          38,332
      Mattel, Inc.                              30,468         561,830
                                                          ------------
                    Leisure Equipment & Products Total         808,939

   MEDIA - 2.3%
      Alliance Atlantis Communications,
        Inc., Class B (a)                        5,600         106,400
      Catalina Marketing Corp. (a)               2,500          48,475
      Clear Channel Communications, Inc.        32,859       1,391,579
      Cumulus Media, Inc., Class A (a)           3,900          77,961
      Dentsu, Inc.                                  39         118,924
      Dentsu, Inc. (a)                              39         115,932
      Gannett Co., Inc.                          6,157         542,678
      JC Decaux SA (a)                          23,170         518,651
      Journal Communications, Inc., Class A      4,000          80,000
      Knight-Ridder, Inc.                          900          65,925
      Liberty Corp.                              1,600          74,032
      Lin TV Corp., Class A (a)                  6,200         147,622
      McGraw-Hill Companies, Inc.               15,672       1,193,266
      Media General, Inc., Class A               1,000          67,280
      Mediacom Communications Corp. (a)          6,500          52,130
      New York Times Co., Class A                2,700         119,340
      News Corp., Ltd.                          29,600         266,834
      Omnicom Group, Inc.                       11,300         906,825
      Pearson PLC                               35,520         405,056
      Radio One, Inc., Class D (a)               4,800          88,800
      Reuters Group PLC                         43,400         309,672
      Sinclair Broadcast Group, Inc.,
        Class A (a)                             13,400         167,500
      Time Warner, Inc. (a)                     69,885       1,178,261
      TiVo, Inc. (a)                             9,500          84,455
      Univision Communications, Inc.,
        Class A (a)                              6,570         216,876
      United Business Media PLC                 21,200         193,483
      Viacom, Inc., Class A                     12,417         490,968
      Viacom, Inc., Class B                     24,660         966,919
      Walt Disney Co.                           15,200         379,848
      WPP Group PLC                             25,000         253,746
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                             10,805         302,540
                                                          ------------
                                           Media Total      10,931,978


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
CONSUMER DISCRETIONARY - (continued)

   MULTILINE RETAIL - 0.7%
      Dollar Tree Stores, Inc. (a)               3,660         113,057
      Federated Department Stores, Inc.          6,600         356,730
      Kohl's Corp. (a)                          22,800       1,101,924
      Seiyu Ltd. (a)                            43,000         170,293
      ShopKo Stores, Inc. (a)                    2,500          36,550
      Takashimaya Co., Ltd.                     29,000         324,246
      Target Corp.                              23,900       1,076,456
                                                          ------------
                                Multiline Retail Total       3,179,256

   SPECIALTY RETAIL - 2.2%
      Aoyama Trading Co., Ltd.                  11,900         292,693
      Bed Bath & Beyond, Inc. (a)               32,175       1,343,628
      Best Buy Co., Inc.                        18,300         946,476
      Boise Cascade Corp.                        2,800          97,020
      Bombay Co., Inc. (a)                      14,100         110,685
      Borders Group, Inc.                        6,200         147,188
      Building Material Holding Corp.            1,700          29,835
      Chico's FAS, Inc. (a)                     19,290         895,056
      CompuCom Systems, Inc. (a)                 9,100          49,959
      Cost Plus, Inc. (a)                        3,900         162,825
      GameStop Corp., Class A (a)                3,300          59,466
      Goody's Family Clothing, Inc.              4,800          68,496
      Home Depot, Inc.                          26,200         978,832
      Lowe's Companies, Inc.                    28,255       1,585,953
      Monro Muffler, Inc. (a)                    3,700          92,463
      Movie Gallery, Inc.                        1,200          23,508
      Nitori Co., Ltd.                           4,250         285,683
      Office Depot, Inc. (a)                    63,577       1,196,519
      Party City Corp. (a)                       4,000          59,560
      PETCO Animal Supplies, Inc. (a)            4,800         135,264
      Rent-Way, Inc. (a)                         7,900          69,520
      Ross Stores, Inc.                          3,800         116,318
      Sharper Image Corp. (a)                    4,900         159,642
      Staples, Inc.                             40,270       1,022,455
      TBC Corp. (a)                              1,000          29,370
      TJX Companies, Inc.                        9,700         238,232
      USS Co., Ltd.                              2,200         182,692
      Williams-Sonoma, Inc. (a)                  5,350         182,970
                                                          ------------
                                Specialty Retail Total      10,562,308

   TEXTILES, APPAREL & LUXURY GOODS - 0.3%
      Coach, Inc. (a)                           19,760         809,962
      Delta Apparel, Inc.                        1,200          23,880
      Hampshire Group Ltd. (a)                   1,900          57,912
      Kellwood Co.                               2,500          98,125
      Puma AG                                    1,600         353,034
      Russell Corp.                              2,800          51,128
      Sanyo Shokai Ltd.                         15,000         114,350
      Stride Rite Corp.                          3,400          36,074
      Tandy Brands Accessories, Inc.               300           3,909
      Wolverine World Wide, Inc.                 3,200          77,216
                                                          ------------
                Textiles, Apparel & Luxury Goods Total       1,625,590
                                                          ------------
                          CONSUMER DISCRETIONARY TOTAL      39,785,880

                                             Shares         Value ($)
                                          ------------    ------------
CONSUMER STAPLES - 5.3%

   BEVERAGES - 1.2%
      Coca-Cola Co.                             34,600       1,740,380
      Diageo PLC                                20,800         271,901
      Pepsi Bottling Group, Inc.                 4,800         142,800
      PepsiCo, Inc.                             62,489       3,365,033
      Pernod-Ricard SA                           2,625         319,802
                                                          ------------
                                       Beverages Total       5,839,916

   FOOD & STAPLES RETAILING - 1.0%
      BJ's Wholesale Club, Inc. (a)              1,500          38,175
      Casino Guichard Perrachon SA               2,700         259,330
      Costco Wholesale Corp. (a)                35,269       1,324,704
      NeighborCare, Inc. (a)                     3,100          75,175
      Performance Food Group Co. (a)             1,900          65,265
      Sysco Corp.                               19,330         754,836
      Wal-Mart Stores, Inc.                     33,240       1,984,096
      Winn-Dixie Stores, Inc.                    3,800          28,880
                                                          ------------
                        Food & Staples Retailing Total       4,530,461

   FOOD PRODUCTS - 1.0%
      American Italian Pasta Co., Class A        2,300          91,839
      Bunge Ltd.                                17,700         711,894
      Central Garden and Pet Co. (a)             1,500          54,000
      ConAgra Foods, Inc.                       43,511       1,172,186
      Corn Products International, Inc.          2,800         112,000
      Dean Foods Co. (a)                        11,720         391,448
      Hormel Foods Corp.                         2,300          67,459
      John B. Sanfilippo & Son, Inc. (a)           900          33,030
      Kraft Foods, Inc.                         33,556       1,074,128
      Nestle SA, Registered Shares               3,224         822,520
      Omega Protein Corp. (a)                    3,800          27,626
      Thai Union Frozen Products
        Public Co., Ltd.                       124,200          75,321
                                                          ------------
                                   Food Products Total       4,633,451

   HOUSEHOLD PRODUCTS - 1.2%
      Clorox Co.                                22,884       1,119,256
      Kimberly-Clark Corp.                      20,729       1,308,000
      Procter & Gamble Co.                      24,808       2,601,863
      Reckitt Benckiser PLC                     35,300         875,385
                                                          ------------
                              Household Products Total       5,904,504

   PERSONAL PRODUCTS - 0.4%
      Alberto-Culver Co., Inc., Class B         32,325       1,418,098
      Avon Products, Inc.                        1,900         144,153
      Oriflame Cosmetics SA (a)                  4,800         135,261
                                                          ------------
                               Personal Products Total       1,697,512

   TOBACCO - 0.5%
      Altria Group, Inc.                        37,047       2,017,209
      Imperial Tobacco Group PLC                15,475         338,390
                                                          ------------
                                         Tobacco Total       2,355,599
                                                          ------------
                                CONSUMER STAPLES TOTAL      24,961,443


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
ENERGY - 4.6%

   ENERGY EQUIPMENT & SERVICES - 0.9%
      BJ Services Co. (a)                        5,370         232,360
      Halliburton Co.                           69,629       2,116,025
      Key Energy Services, Inc. (a)              7,400          81,400
      Lufkin Industries, Inc.                    2,200          68,970
      Maverick Tube Corp. (a)                    4,100          96,555
      Nabors Industries Ltd. (a)                 2,040          93,330
      National-Oilwell, Inc. (a)                 5,400         152,712
      Noble Corp. (a)                            5,940         228,215
      Patterson-UTI Energy, Inc. (a)             3,480         123,227
      Schlumberger Ltd.                          6,130         391,400
      Transocean, Inc. (a)                       3,100          86,459
      Unit Corp. (a)                             3,400          93,228
      Universal Compression Holdings, Inc. (a)   2,000          65,800
      Weatherford International Ltd. (a)         1,500          63,045
      Willbros Group, Inc. (a)                   5,900          88,559
                                                          ------------
                     Energy Equipment & Services Total       3,981,285

   OIL & GAS - 3.7%
      Amerada Hess Corp.                         2,800         182,784
      Apache Corp.                               2,394         103,349
      BP PLC, ADR                               78,466       4,017,459
      Carrizo Oil & Gas, Inc. (a)                6,000          43,500
      Cimarex Energy Co. (a)                     1,000          28,900
      ConocoPhillips                            35,404       2,471,553
      EnCana Corp.                              16,400         708,436
      ENI S.p.A.                                67,900       1,367,004
      Exxon Mobil Corp.                         75,220       3,128,400
      Giant Industries, Inc. (a)                 1,000          20,700
      Harvest Natural Resources, Inc. (a)        4,800          70,128
      Marathon Oil Corp.                        51,823       1,744,880
      Murphy Oil Corp.                           2,040         128,459
      Norsk Hydro ASA                            3,800         239,367
      Occidental Petroleum Corp.                 1,900          87,495
      Patina Oil & Gas Corp.                     4,300         112,875
      PTT Public Co., Ltd.                     113,300         404,179
      Royal Dutch Petroleum Co.,
        N.Y. Registered Shares                  22,268       1,059,511
      Stone Energy Corp. (a)                     1,900          93,974
      Tom Brown, Inc. (a)                        1,900          71,440
      Total SA                                   3,640         669,220
      Western Gas Resources, Inc.                2,800         142,380
      Westport Resources Corp. (a)               2,900          95,671
      Whiting Petroleum Corp. (a)                2,900          68,411
      XTO Energy, Inc.                          21,211         535,372
                                                          ------------
                                       Oil & Gas Total      17,595,447
                                                          ------------
                                          ENERGY TOTAL      21,576,732

FINANCIALS - 13.4%

   CAPITAL MARKETS - 2.0%
      Bank of New York Co., Inc.                47,615       1,499,872
      Bear Stearns Companies, Inc.               1,600         140,288

                                             Shares         Value ($)
                                          ------------    ------------
      Goldman Sachs Group, Inc.                  7,682         801,617
      Investors Financial Services Corp.         4,113         169,949
      Janus Capital Group, Inc.                 12,400         203,112
      Jefferies Group, Inc.                      3,800         134,254
      J.P. Morgan Chase & Co.                   41,717       1,750,028
      LaBranche & Co., Inc.                      3,100          34,751
      Lehman Brothers Holdings, Inc.             1,800         149,166
      Merrill Lynch & Co., Inc.                 39,533       2,354,585
      Morgan Stanley                            22,242       1,274,467
      State Street Corp.                        14,777         770,325
                                                          ------------
                                 Capital Markets Total       9,282,414

   COMMERCIAL BANKS - 3.7%
      Alpha Bank A.E.                            9,800         301,738
      Anglo Irish Bank Corp., PLC               15,700         251,165
      Bancfirst Corp.                              200          11,088
      Bancorpsouth, Inc.                         2,600          56,888
      Banco Popular di Verona E Novara          22,900         373,113
      Banco Santander Central Hispano SA        35,400         385,535
      BancTrust Financial Group, Inc.            1,473          25,778
      Bank of Granite Corp.                      2,500          51,675
      Bank One Corp.                            34,095       1,858,859
      Banknorth Group, Inc.                      4,700         159,988
      Barclays PLC                              73,930         653,258
      Boston Private Financial Holdings, Inc.    3,700         103,600
      Bryn Mawr Bank Corp.                       3,000          68,700
      Capitol Bancorp Ltd.                       1,100          29,810
      Charter One Financial, Inc.               23,900         845,104
      Chemical Financial Corp.                   2,445          87,702
      Chinatrust Financial Holdings (a)        137,000         164,234
      Chittenden Corp.                           2,800          92,400
      City National Corp.                        2,400         143,760
      Community Trust Bancorp, Inc.              1,470          48,510
      Corus Bankshares, Inc.                     2,600         104,754
      Credit Agricole SA                        25,140         657,417
      Credit Suisse Group                       10,850         376,221
      Cullen/Frost Bankers, Inc.                 1,600          68,416
      East-West Bancorp, Inc.                    2,400         134,400
      Erste Bank der oesterreichischen
        Sparkassen AG                            2,200         329,751
      Fifth Third Bancorp                       10,365         573,910
      First Citizens BancShares, Inc., Class A     300          36,900
      First Financial Bankshares, Inc.           1,250          50,088
      Greater Bay Bancorp                        2,000          58,500
      Hancock Holding Co.                        1,000          30,960
      Hansabank Ltd.                            11,055         350,990
      Kookmin Bank, ADR                         10,300         416,738
      MainSource Financial Group, Inc.             965          34,566
      MASSBANK Corp.                               800          31,816
      Mercantile Bank Corp.                      2,900         102,950
      Merchants Bancshares, Inc.                 2,000          57,020
      Mid-State Bancshares                       3,600          85,140
      National City Corp.                       20,549         731,133
      North Fork Bancorporation, Inc.            4,000         169,280
      Northrim BanCorp, Inc.                     1,800          46,080
      Omega Financial Corp.                        400          14,625
      Prosperity Bancshares, Inc.                4,300         101,308


                See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)

   COMMERCIAL BANKS - (CONTINUED)
      Riggs National Corp.                       3,900          67,119
      Royal Bank of Scotland Group PLC          27,887         852,488
      Siam Commercial Bank Public
        Co., Ltd.                              401,100         454,808
      Simmons First National Corp., Class A      1,800          49,590
      Societe Generale                           3,000         256,580
      Standard Chartered Ltd., PLC              16,680         280,167
      Sterling Bancshares, Inc.                  2,900          38,831
      S.Y. Bancorp, Inc.                           400           8,960
      Trico Bancshares                           2,500          93,450
      UFJ Holdings                                 139         882,370
      UMB Financial Corp.                          200          10,140
      U.S. Bancorp                              79,735       2,204,673
      Wells Fargo & Co.                         37,559       2,128,469
      Whitney Holding Corp.                      1,400          58,436
                                                          ------------
                                Commercial Banks Total      17,661,949

   CONSUMER FINANCE - 0.5%
      American Express Co.                       9,600         497,760
      Cash America International, Inc.           4,600         106,030
      MBNA Corp.                                67,653       1,869,252
                                                          ------------
                                Consumer Finance Total       2,473,042

   DIVERSIFIED FINANCIAL SERVICES - 1.5%
      Citigroup, Inc.                          113,661       5,876,274
      Commercial Capital BanCorp, Inc. (a)       5,800         132,936
      ING Groep NV                              25,720         565,920
      Metris Companies, Inc.                     7,500          60,300
      MFC Bancorp Ltd.                           6,100         153,049
      MTC Technologies, Inc. (a)                 4,200         105,462
      National Financial Partners Corp.          2,000          64,500
      Nomura Holdings, Inc.                     17,000         308,913
                                                          ------------
                  Diversified Financial Services Total       7,267,354

   INSURANCE - 3.0%
      Aflac, Inc.                               14,982         601,377
      Allianz AG, Registered Shares              4,920         536,494
      Ambac Financial Group, Inc.               18,799       1,386,990
      American International Group, Inc.        38,512       2,747,831
      AmerUs Group Co.                           1,000          40,350
      Berkshire Hathaway, Inc., Class A (a)         11       1,026,300
      Cincinnati Financial Corp.                 1,400          60,830
      CNA Surety Corp. (a)                       2,900          32,045
      Commerce Group, Inc.                       1,200          57,600
      Daido Life Insurance Ltd.                     55         224,145
      Delphi Financial Group, Inc., Class A      2,550         107,151
      Harleysville Group, Inc.                   2,600          48,412
      Horace Mann Educators Corp.                3,000          47,160
      Infinity Property & Casualty Corp.         4,600         144,578
      Irish Life & Permanent PLC                19,200         315,191
      Kansas City Life Insurance Co.               200           8,558
      Lincoln National Corp.                    19,388         917,440
      Loews Corp.                                1,500          88,590
      Millea Holdings, Inc.                         70       1,087,405
      Mitsui Sumitomo Insurance Co., Ltd.       39,000         414,364

                                             Shares         Value ($)
                                          ------------    ------------
      Nationwide Financial Services, Inc.,
        Class A                                  2,300          82,915
      Navigators Group, Inc. (a)                 1,200          34,536
      Old Republic International Corp.           1,050          25,788
      Philadelphia Consolidated Holding
        Co. (a)                                  2,200         127,600
      Phoenix Companies, Inc.                    6,200          83,142
      Progressive Corp.                          5,500         481,800
      RLI Corp.                                  1,800          69,480
      St. Paul Companies, Inc.                   2,100          84,021
      State Auto Financial Corp.                 1,900          49,039
      Travelers Property Casualty Corp.,
        Class B                                 63,213       1,091,689
      Universal American Financial Corp. (a)     2,600          31,200
      Willis Group Holdings Ltd.                29,686       1,104,319
      XL Capital Ltd., Class A                  13,991       1,063,876
                                                          ------------
                                       Insurance Total      14,222,216
   REAL ESTATE - 1.9%
      Alexandria Real Estate Equities,
        Inc., REIT                               3,230         203,490
      American Financial Realty Trust, REIT      3,890          65,936
      Apartment Investment & Management
        Co., Class A, REIT                       1,580          49,122
      Archstone-Smith Trust, REIT               20,771         612,952
      AvalonBay Communities, Inc., REIT          1,580          84,656
      Boston Properties, Inc., REIT              1,650          89,612
      Boykin Lodging Co., REIT                   5,100          47,328
      Brookfield Properties Co., REIT            1,920          59,731
      CarrAmerica Realty Corp., REIT             1,310          44,409
      CenterPoint Properties Trust, REIT         1,150          94,875
      Chelsea Property Group, Inc., REIT         1,000          62,940
      Corporate Office Properties Trust          1,710          42,750
      Cousins Properties, Inc., REIT             5,900         193,461
      Duke Realty Corp., REIT                    5,150         178,808
      Eastgroup Properties, Inc., REIT           1,900          67,450
      Equity Office Properties Trust, REIT       4,280         123,649
      Equity One, Inc., REIT                     2,900          55,738
      Equity Residential, REIT                   2,960          88,356
      First Industrial Realty Trust, Inc., REIT  1,110          43,845
      First Potomac Realty Trust, REIT           1,200          25,080
      General Growth Properties, Inc., REIT      8,820         310,023
      Getty Realty Corp., REIT                   2,000          53,140
      Gladstone Commercial Corp., REIT           2,400          41,040
      iStar Financial, Inc., REIT                5,400         228,420
      Keystone Property Trust Corp., REIT        2,000          48,620
      Kimco Realty Corp., REIT                  14,194         723,610
      La Quinta Corp., REIT (a)                  8,380          63,185
      Liberty Property Trust, REIT               3,620         162,900
      Manufactured Home Communities,
        Inc., REIT                                 880          31,064
      Mid-America Apartment Communities,
        Inc., REIT                               2,000          74,260
      Mitsubishi Estate Co., REIT               86,000       1,163,600
      Nationwide Health Properties, Inc., REIT   3,200          71,264
      Newcastle Investment Corp., REIT           3,000         101,100
      Pan Pacific Retail Properties, Inc., REIT  1,300          67,730
      ProLogis, REIT                             6,580         236,025


                See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)

   REAL ESTATE  - (CONTINUED)
      PS Business Parks, Inc., REIT              2,100          97,335
      Public Storage, Inc., REIT                 2,760         134,302
      Regency Centers Corp., REIT                4,070         190,191
      Rouse Co., REIT                            3,680         197,248
      Shurgard Storage Centers, Inc.               800          31,920
      Simon Property Group, Inc., REIT           5,380         314,407
      SL Green Realty Corp., REIT                1,730          82,521
      St. Joe Co., REIT                          3,240         131,836
      Sumitomo Realty & Development
        Co., Ltd.                               31,000         402,196
      Sun Hung Kai Properties Ltd.              85,000         777,155
      Tanger Factory Outlet Centers, Inc., REIT  1,400          63,448
      United Dominion Realty Trust,
        Inc., REIT                               3,000          58,860
      Universal Health Realty Income
        Trust, REIT                              1,300          43,810
      Urstadt Biddle Properties, Inc.,
        Class A, REIT                            2,900          47,850
      Vornado Realty Trust, REIT                11,131         673,203
                                                          ------------
                                     Real Estate Total       8,856,451

   THRIFTS & MORTGAGE FINANCE - 0.8%
      Countrywide Financial Corp.                9,544         915,270
      Fannie Mae                                 6,600         490,710
      Freddie Mac                               17,660       1,043,000
      Golden West Financial Corp.                3,200         358,240
      Greenpoint Financial Corp.                 4,050         177,026
      PMI Group, Inc.                            4,600         171,856
      Radian Group, Inc.                         3,300         140,580
      Sovereign Bancorp, Inc.                    9,300         199,206
      Webster Financial Corp.                    2,500         126,775
                                                          ------------
                      Thrifts & Mortgage Finance Total       3,622,663
                                                          ------------
                                      FINANCIALS TOTAL      63,386,089

HEALTH CARE - 7.7%

   BIOTECHNOLOGY - 1.1%
      Affymetrix, Inc. (a)                       1,900          64,125
      Amgen, Inc. (a)                           34,330       1,996,976
      Amylin Pharmaceuticals, Inc. (a)           6,394         151,474
      BioMarin Pharmaceuticals, Inc. (a)        11,100          83,472
      Ciphergen Biosystems, Inc. (a)             7,100          59,143
      Cytogen Corp. (a)                          7,600          93,328
      Exact Sciences Corp. (a)                   7,900          61,383
      Gilead Sciences, Inc. (a)                 21,865       1,219,411
      ICOS Corp. (a)                             4,100         151,905
      Ilex Oncology, Inc. (a)                    4,900         117,208
      Martek Biosciences Corp. (a)               8,100         461,700
      Neopharm, Inc. (a)                         3,210          60,220
      Neurocrine Biosciences, Inc. (a)           2,000         118,200
      Protein Design Labs, Inc. (a)              4,800         114,336

                                             Shares         Value ($)
                                          ------------    ------------
      Serologicals Corp. (a)                     1,600          32,640
      Telik, Inc. (a)                            4,900         131,516
                                                          ------------
                                   Biotechnology Total       4,917,037

   HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
      Alcon, Inc.                               20,660       1,307,778
      Analogic Corp.                             1,300          59,137
      Biomet, Inc.                               3,700         141,932
      Bio-Rad Laboratories, Inc., Class A (a)    2,300         129,651
      Boston Scientific Corp. (a)               39,330       1,666,805
      Cardiac Science, Inc. (a)                 18,300          79,971
      Conceptus, Inc. (a)                        6,900          82,248
      Cytyc Corp. (a)                            6,200         137,950
      Integra LifeSciences Holdings Corp. (a)    3,500         107,170
      Kinetic Concepts, Inc. (a)                 2,500         112,125
      LCA-Vision, Inc. (a)                       3,900          91,533
      Medical Action Industries, Inc. (a)        7,500         153,300
      Millipore Corp. (a)                        2,700         138,726
      Nobel Biocare Holdings AG                  1,000         137,435
      Ocular Sciences, Inc. (a)                    400          11,660
      Palomar Medical Technologies, Inc. (a)     2,200          39,688
      Phonak Holdings AG                         6,900         166,226
      ResMed, Inc. (a)                           2,100          94,899
      Smith & Nephew PLC (a)                    97,040         958,103
      Sola International, Inc. (a)               1,800          41,850
      SonoSite, Inc. (a)                         4,600          98,118
      St. Jude Medical, Inc. (a)                16,960       1,222,816
      SurModics, Inc. (a)                        3,200          63,712
      Varian Medical Systems, Inc. (a)          18,540       1,600,187
      Zimmer Holdings, Inc. (a)                 15,650       1,154,657
                                                          ------------
                Health Care Equipment & Supplies Total       9,797,677

   HEALTH CARE PROVIDERS & SERVICES - 1.4%
      Advisory Board Co. (a)                     3,300         120,615
      Aetna, Inc.                               24,190       2,170,327
      America Service Group, Inc. (a)            2,259          77,484
      Anthem, Inc. (a)                           2,280         206,659
      Capital Senior Living Corp. (a)            1,500           9,285
      Caremark Rx, Inc. (a)                     67,820       2,255,015
      Chronimed, Inc. (a)                        3,900          30,303
      Community Health Systems, Inc. (a)         3,520          97,962
      Cross Country Healthcare, Inc. (a)         2,500          41,625
      DaVita, Inc. (a)                           4,530         216,308
      First Health Group Corp. (a)               7,400         161,764
      Genesis HealthCare Corp. (a)               1,550          37,742
      HCA, Inc.                                  2,900         117,798
      Hooper Holmes, Inc.                        4,300          26,832
      Kindred Healthcare, Inc. (a)               1,700          85,510
      LifePoint Hospitals, Inc. (a)              2,700          87,318
      Manor Care, Inc.                           4,000         141,160
      McKesson Corp.                             1,000          30,090
      Orthodontic Centers of America, Inc. (a)   5,900          46,610
      Parexel International Corp. (a)            4,100          73,267
      Pediatrix Medical Group, Inc. (a)          1,400          88,200
      Province Healthcare Co. (a)                2,000          31,800
      Stewart Enterprises, Inc., Class A (a)     9,400          68,338
      UnitedHealth Group, Inc.                   2,310         148,856
      U.S. Physical Therapy, Inc. (a)            2,900          40,020


                See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - (CONTINUED)

   HEALTH CARE PROVIDERS & SERVICES - (CONTINUED)
      WellPoint Health Networks (a)              2,410         274,065
                                                          ------------
                Health Care Providers & Services Total       6,684,953

   PHARMACEUTICALS - 3.1%
      Advancis Pharmaceutical Corp. (a)          9,500          86,830
      AstraZeneca PLC                            8,700         404,705
      Atrix Labs, Inc. (a)                       3,000          76,500
      Barr Pharmaceuticals, Inc. (a)             3,375         154,912
      Bristol-Myers Squibb Co.                  18,310         443,651
      Caraco Pharmaceutical Laboratories
        Ltd. (a)                                 2,600          26,416
      Chugai Pharmaceutical Co.                 40,200         638,358
      DepoMed, Inc. (a)                         12,400          97,092
      DOV Pharmaceutical, Inc. (a)               7,000         108,640
      Dr. Reddy's Laboratories Ltd., ADR        11,700         280,215
      Elan Corp., PLC, ADR (a)                   7,300         150,526
      Endo Pharmaceuticals Holdings, Inc. (a)    4,200         102,564
      GlaxoSmithKline PLC                       47,230         930,018
      IVAX Corp. (a)                             5,740         130,700
      Johnson & Johnson Co.                      9,749         494,469
      Medicis Pharmaceutical Corp., Class A      4,900         196,000
      Merck & Co., Inc.                         11,633         514,062
      Nektar Therapeutics (a)                    6,100         131,638
      Novartis AG, Registered Shares            12,180         517,581
      Noven Pharmaceuticals, Inc. (a)            5,700         122,379
      Pfizer, Inc.                             163,209       5,720,475
      Renovis, Inc. (a)                          6,800          69,020
      Salix Pharmaceuticals Ltd. (a)             6,000         174,120
      Takeda Chemical Industries Ltd.            7,600         338,150
      Taro Pharmaceuticals Industries Ltd. (a)   2,400         139,176
      Teva Pharmaceutical Industries
        Ltd., ADR                               42,670       2,705,705
                                                          ------------
                                 Pharmaceuticals Total      14,753,902
                                                          ------------
                                     HEALTH CARE TOTAL      36,153,569

INDUSTRIALS - 7.3%

   AEROSPACE & DEFENSE - 1.2%
      AAR Corp. (a)                              4,154          51,011
      Alliant Techsystems, Inc. (a)              1,500          81,600
      Armor Holdings, Inc. (a)                     800          26,480
      DRS Technologies, Inc. (a)                 3,800         106,324
      Esterline Technologies Corp. (a)           2,900          72,065
      General Dynamics Corp.                    12,520       1,118,412
      Herley Industries, Inc. (a)                2,100          39,648
      Honeywell International, Inc.             36,738       1,243,581
      Kaman Corp., Class A                       4,000          59,720
      L-3 Communications Holdings, Inc.            400          23,792
      Ladish Co., Inc. (a)                       4,500          39,510
      Northrop Grumman Corp.                       600          59,052
      Precision Castparts Corp.                  1,700          74,851
      Raytheon Co.                              25,098         786,571
      United Technologies Corp.                 23,740       2,048,762
                                                          ------------
                             Aerospace & Defense Total       5,831,379

                                             Shares         Value ($)
                                          ------------    ------------
   AIR FREIGHT & LOGISTICS - 0.1%
      CNF, Inc.                                  2,200          73,920
      EGL, Inc. (a)                              8,400         150,864
      HUB Group, Inc., Class A (a)               2,665          80,030
      Ryder System, Inc.                         2,100          81,333
      UTI Worldwide, Inc.                        1,900          84,911
                                                          ------------
                         Air Freight & Logistics Total         471,058

   AIRLINES - 0.1%
      AMR Corp. (a)                              7,600          96,748
      Atlantic Coast Airlines Holdings, Inc. (a) 2,600          18,902
      MAIR Holdings, Inc. (a)                    2,400          21,936
      Skywest, Inc.                              3,100          59,644
                                                          ------------
                                        Airlines Total         197,230

   BUILDING PRODUCTS - 0.1%
      Jacuzzi Brands, Inc. (a)                   5,400          50,652
      Masco Corp.                                3,400         103,496
      NCI Building Systems, Inc. (a)             2,200          51,612
      Wienerberger AG                            8,650         287,407
                                                          ------------
                               Building Products Total         493,167

   COMMERCIAL SERVICES & SUPPLIES - 1.5%
      ActivCard Corp. (a)                        4,900          31,703
      Allied Waste Industries, Inc. (a)         11,400         151,734
      Angelica Corp.                             1,900          43,377
      Arbitron, Inc. (a)                         2,900         116,754
      Avery Dennison Corp.                       9,646         600,078
      Brink's Co.                                7,500         206,850
      Capita Group PLC                          48,131         276,874
      Casella Waste Systems, Inc., Class A (a)   7,000         101,780
      Cendant Corp.                             64,900       1,582,911
      Century Business Services, Inc. (a)        7,900          38,789
      ChoicePoint, Inc. (a)                      2,600          98,878
      Consolidated Graphics, Inc. (a)            2,900         111,505
      Corporate Executive Board Co.              5,090         239,230
      Danka Business Systems PLC, ADR (a)        7,600          32,384
      Education Management Corp. (a)             4,100         130,503
      Electro Rent Corp. (a)                     1,200          12,072
      First Consulting Group, Inc. (a)           5,031          31,494
      Healthcare Services Group, Inc.            3,750          61,688
      Imagistics International, Inc. (a)         3,200         140,960
      Ionics, Inc. (a)                           1,800          51,120
      Lightbridge, Inc. (a)                      4,600          27,140
      Manpower, Inc.                             5,900         274,350
      Monster Worldwide, Inc. (a)                6,650         174,230
      Navigant Consulting, Inc. (a)              3,900          78,897
      NCO Group, Inc. (a)                        5,600         130,872
      Randstad Holding NV                       11,400         304,426
      SOURCECORP, Inc. (a)                       2,000          53,000
      Sylvan Learning Systems, Inc. (a)          2,800          98,308
      TeleTech Holdings, Inc. (a)                2,200          13,772
      United Rentals, Inc. (a)                   2,700          47,979
      Waste Management, Inc.                    64,158       1,936,288
                                                          ------------
                  Commercial Services & Supplies Total       7,199,946


                See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - (CONTINUED)

   CONSTRUCTION & ENGINEERING - 0.2%
      Chicago Bridge & Iron Co. NV,
        N.Y. Registered Shares                   4,000         111,320
      Comfort Systems USA, Inc. (a)              6,700          48,374
      EMCOR Group, Inc. (a)                      1,000          36,700
      Mastec, Inc. (a)                           1,300          12,311
      Quanta Services, Inc. (a)                  2,000          14,160
      Shimizu Corp.                             63,000         343,137
      Taisei Corp.                              74,000         312,221
      Washington Group International, Inc. (a)   1,900          69,559
                                                          ------------
                      Construction & Engineering Total         947,782

   ELECTRICAL EQUIPMENT - 0.3%
      American Power Conversion                  6,930         159,459
      Ametek, Inc.                               2,800          71,792
      C&D Technologies, Inc.                     2,900          48,459
      Genlyte Group, Inc. (a)                    1,100          61,644
      Hubbell, Inc., Class B                     1,000          40,130
      Nitto Denko Corp.                          5,500         301,673
      Plug Power, Inc. (a)                       8,500          65,620
      Siemens AG                                 7,181         530,835
      Woodward Governor Co.                      1,100          70,114
                                                          ------------
                            Electrical Equipment Total       1,349,726

   INDUSTRIAL CONGLOMERATES - 2.2%
      3M Co.                                    14,900       1,219,863
      Allete, Inc.                               1,900          66,671
      Burberry Group PLC                        56,100         369,002
      Carlisle Companies, Inc.                   3,000         169,950
      General Electric Co.                     172,560       5,266,531
      NIWS Co., Ltd.                                65         198,830
      Textron, Inc.                             24,717       1,313,709
      Tyco International Ltd.                   69,640       1,995,186
                                                          ------------
                        Industrial Conglomerates Total      10,599,742

   MACHINERY - 1.2%
      AGCO Corp. (a)                             3,000          62,130
      Alamo Group, Inc.                          1,400          24,346
      Atlas Copco AB, Class B                   16,900         551,306
      Briggs & Stratton Corp.                    1,000          67,470
      Cuno, Inc. (a)                             2,300         103,224
      Deere & Co.                               16,351       1,133,288
      Donaldson Co., Inc.                        6,000         159,180
      Dover Corp.                               31,141       1,207,337
      EnPro Industries, Inc. (a)                 3,600          68,112
      Federal Signal Corp.                       1,461          29,001
      Harsco Corp.                               2,200         100,100
      Ingersoll-Rand Co., Ltd., Class A          1,900         128,535
      ITT Industries, Inc.                      13,800       1,053,354
      Kadant, Inc. (a)                           2,900          60,465
      Linde AG                                   7,400         392,396
      Navistar International Corp. (a)           4,600         210,910
      Parker Hannifin Corp.                      1,600          90,400
      RAE Systems, Inc. (a)                     16,400          66,584
      Robbins & Myers, Inc.                      2,973          64,068

                                             Shares         Value ($)
                                          ------------    ------------
      Tecumseh Products Co., Class A             1,300          54,730
      UNOVA, Inc. (a)                            1,700          36,737
                                                          ------------
                                       Machinery Total       5,663,673

   ROAD & RAIL - 0.2%
      Covenant Transport, Inc., Class A (a)      2,200          39,666
      Dollar Thrifty Automotive Group, Inc. (a)  2,000          50,540
      Genesee & Wyoming, Inc., Class A (a)       4,701         116,115
      Heartland Express, Inc.                    3,700          84,286
      Old Dominion Freight Line, Inc. (a)        2,400          80,880
      Sirva, Inc. (a)                            4,100          98,892
      Tokyu Corp.                               52,000         325,109
      U.S. Xpress Enterprises, Inc., Class A (a) 1,300          18,473
      Werner Enterprises, Inc.                   2,400          45,480
                                                          ------------
                                     Road & Rail Total         859,441

   TRADING COMPANIES & DISTRIBUTORS - 0.1%
      Aceto Corp.                                3,200          50,272
      Fastenal Co.                               1,840          98,790
      Hughes Supply, Inc.                        1,502          78,705
      Mitsubishi Corp.                          22,000         259,481
      Watsco., Inc.                              3,500         101,500
                                                          ------------
                Trading Companies & Distributors Total         588,748

   TRANSPORTATION INFRASTRUCTURE - 0.1%
      BAA PLC                                   33,760         320,562
                                                          ------------
                   Transportation Infrastructure Total         320,562
                                                          ------------
                                     INDUSTRIALS TOTAL      34,522,454

INFORMATION TECHNOLOGY - 11.8%

   COMMUNICATIONS EQUIPMENT - 1.9%
      3Com Corp. (a)                            14,040          99,122
      Advanced Fibre Communications,
        Inc. (a)                                24,400         537,532
      Anaren, Inc. (a)                           4,000          63,120
      Andrew Corp. (a)                          13,100         229,250
      Avaya, Inc. (a)                            8,300         131,804
      Black Box Corp.                            1,200          64,308
      Cable Design Technologies Corp. (a)        3,800          36,024
      Cisco Systems, Inc. (a)                  148,965       3,503,657
      Comverse Technology, Inc. (a)             13,840         251,058
      F5 Networks, Inc. (a)                      2,700          91,395
      Finisar Corp. (a)                         23,000          50,140
      Foundry Networks, Inc. (a)                 3,500          60,095
      Inter-Tel, Inc.                            2,045          61,473
      Juniper Networks, Inc. (a)                11,500         299,115
      Netopia, Inc.                              6,000          73,560
      NMS Communications Corp. (a)               9,500          68,020
      Nokia Oyj, ADR                            77,118       1,563,953
      Nortel Networks Corp. (a)                 36,370         213,672
      Optical Communication Products,
        Inc. (a)                                 7,900          25,991
      Polycom, Inc. (a)                          8,420         178,757
      QUALCOMM, Inc.                            15,180       1,008,256


                See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)

   COMMUNICATIONS EQUIPMENT - (CONTINUED)
      Tollgrade Communications, Inc. (a)         3,100          49,476
      UTStarcom, Inc. (a)                        5,840         167,958
                                                          ------------
                        Communications Equipment Total       8,827,736

   COMPUTERS & PERIPHERALS - 1.2%
      Acer, Inc.                               106,000         164,067
      Advanced Digital Information Corp. (a)       800           9,104
      Applied Films Corp. (a)                    4,100         114,390
      Cray, Inc. (a)                            11,500          76,245
      Dell, Inc. (a)                            36,475       1,226,290
      Electronics for Imaging (a)                1,900          46,683
      EMC Corp. (a)                             63,200         860,152
      Hutchinson Technology, Inc. (a)            1,800          50,508
      Imation Corp.                                500          18,810
      Innovex, Inc. (a)                          3,800          25,802
      Intergraph Corp. (a)                       1,235          29,862
      International Business Machines Corp.     19,293       1,771,869
      Iomega Corp. (a)                           5,400          30,186
      Lexmark International, Inc. (a)           13,554       1,246,968
      Pinnacle Systems, Inc. (a)                10,800          97,524
                                                          ------------
                         Computers & Peripherals Total       5,768,460

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
      Agilent Technologies, Inc. (a)            33,670       1,064,982
      Agilysys, Inc.                             2,400          28,560
      Amphenol Corp., Class A (a)               13,280         394,416
      Anixter International, Inc. (a)            3,800         107,350
      Arrow Electronics, Inc. (a)                4,700         119,662
      AVX Corp.                                  6,800         112,132
      Benchmark Electronics, Inc. (a)            1,150          36,202
      CDW Corp.                                  2,840         192,012
      Celestica, Inc. (a)                       14,700         239,147
      Checkpoint Systems, Inc. (a)               3,000          56,700
      Coherent, Inc. (a)                         3,000          78,870
      Epcos AG (a)                              11,500         260,961
      Flextronics International Ltd. (a)        54,120         931,946
      Global Imaging Systems, Inc. (a)           4,100         136,202
      Hon Hai Precision Industry                37,000         160,015
      Hoya Corp.                                 2,900         282,255
      Identix, Inc. (a)                          5,900          34,096
      Itron, Inc. (a)                            5,100          94,911
      Keyence Corp.                              1,600         389,088
      Littelfuse, Inc. (a)                       3,300         122,760
      MTS Systems Corp.                          3,300          91,311
      NU Horizons Electronics Corp. (a)          5,000          52,600
      OSI Systems, Inc. (a)                      2,000          40,000
      Planar Systems, Inc. (a)                   4,700          66,881
      Samsung Electronic Co., Ltd., GDR          4,400       1,089,000
      Samsung Electronics Co., Ltd., GDR (b)     5,096       1,261,260
      Symbol Technologies, Inc.                  5,890          81,282
      TDK Corp.                                  4,200         320,180
      Varian, Inc. (a)                           2,800         112,476
      Vishay Intertechnology, Inc. (a)          13,840         295,346
                                                          ------------
              Electronic Equipment & Instruments Total       8,252,603

                                             Shares         Value ($)
                                          ------------    ------------
   INTERNET SOFTWARE & SERVICES - 0.4%
      Check Point Software Technologies
        Ltd. (a)                                 4,900         111,573
      Corillian Corp. (a)                       14,100          69,795
      Digital River, Inc. (a)                    4,900         114,709
      Digitas, Inc. (a)                         11,700         120,393
      Equinix, Inc. (a)                          5,500         199,160
      Index Corp.                                   42         231,174
      Internet Security Systems (a)              2,900          51,156
      Keynote Systems, Inc. (a)                  3,800          48,906
      Modem Media, Inc. (a)                      3,600          23,400
      PEC Solutions, Inc. (a)                    3,100          40,982
      Quovadx, Inc. (a)                          9,500          34,960
      Stellent, Inc. (a)                           300           2,241
      Telecommunication Systems, Inc. (a)        5,800          41,760
      Yahoo!, Inc. (a)                          13,020         632,642
                                                          ------------
                    Internet Software & Services Total       1,722,851

   IT SERVICES - 0.9%
      Accenture Ltd., Class A (a)               46,750       1,159,400
      Acxiom Corp.                               2,900          63,684
      Affiliated Computer Services, Inc.,
        Class A (a)                              3,000         155,700
      Cognizant Technology Solutions
        Corp. (a)                               20,300         918,575
      Computer Horizons Corp. (a)                5,500          23,650
      DST Systems, Inc. (a)                      3,540         160,539
      Forrester Research, Inc. (a)                 100           1,895
      GRIC Communications, Inc. (a)              8,700          29,145
      Indra Sistemas SA                         23,100         301,893
      Inforte Corp. (a)                          3,800          38,000
      Maximus, Inc. (a)                          1,000          35,000
      MPS Group, Inc. (a)                       10,900         121,208
      Paychex, Inc.                             25,500         907,800
      Tis, Inc.                                  4,300         195,445
                                                          ------------
                                     IT Services Total       4,111,934

   OFFICE ELECTRONICS - 0.4%
      Canon, Inc.                               10,000         516,853
      Xerox Corp. (a)                          108,373       1,578,995
                                                          ------------
                              Office Electronics Total       2,095,848

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
      Altera Corp. (a)                           4,480          91,616
      Amkor Technology, Inc. (a)                 7,920         115,870
      Applied Micro Circuits Corp. (a)          41,700         239,775
      ARM Holdings PLC                         101,852         223,470
      ARM Holdings PLC, ADR                     11,200          73,024
      Artisan Components, Inc. (a)               6,900         153,801
      ASML Holding NV, N.Y. Registered
        Shares (a)                              40,265         738,057
      August Technology Corp. (a)                5,600          84,000
      Broadcom Corp., Class A (a)                8,400         329,028
      Brooks Automation, Inc. (a)                5,500         115,390
      DSP Group, Inc. (a)                        2,500          64,325
      Dupont Photomasks, Inc. (a)                2,100          48,846
      Entegris, Inc. (a)                        13,300         168,378
      Exar Corp. (a)                             3,000          55,500


                See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - (CONTINUED)
      Fairchild Semiconductor International,
        Inc. (a)                                 5,980         143,699
      FEI Co. (a)                                4,000          87,400
      FSI International, Inc. (a)                3,200          26,144
      Integrated Circuit Systems, Inc. (a)       2,600          65,078
      Intel Corp. (a)                          134,160       3,649,152
      IXYS Corp. (a)                            12,400         116,560
      Lam Research Corp. (a)                    31,100         784,031
      Lattice Semiconductor Corp. (a)            7,000          61,110
      Linear Technology Corp.                   11,500         425,730
      Marvell Technology Group Ltd. (a)          9,375         422,344
      Microchip Technology, Inc.                38,160       1,013,530
      Mykrolis Corp. (a)                         6,600          94,116
      National Semiconductor Corp. (a)           2,600         115,518
      NEC Electronics                            1,900         145,754
      Nikon Corp.                               14,000         185,933
      NVIDIA Corp. (a)                           4,000         105,960
      Pericom Semiconductor Corp. (a)            3,000          34,440
      Silicon Image, Inc. (a)                   15,500         159,650
      Silicon Laboratories, Inc. (a)            12,200         645,136
      Silicon Storage Technology, Inc. (a)      13,500         174,690
      Skyworks Solutions, Inc. (a)               5,400          62,964
      Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR (a)                      97,988       1,022,995
      Teradyne, Inc. (a)                         5,960         142,027
      Texas Instruments, Inc.                   22,500         657,450
      Transmeta Corp. (a)                       16,391          64,908
      United Microelectronics Corp., ADR (a)    17,700          92,040
      Xilinx, Inc. (a)                          18,040         685,520
      Zoran Corp. (a)                            2,300          39,928
                                                          ------------
                       Semiconductors & Semiconductor
                                       Equipment Total      13,724,887

   SOFTWARE - 2.4%
      Activision, Inc. (a)                       6,700         105,994
      Amdocs Ltd. (a)                           26,230         728,932
      BEA Systems, Inc. (a)                      7,120          90,851
      BMC Software, Inc. (a)                     6,270         122,578
      Captaris, Inc. (a)                         8,100          44,550
      Captiva Software Corp. (a)                 8,200         113,488
      Dassault Systemes SA                       5,350         222,529
      Electronic Arts, Inc. (a)                 26,800       1,446,128
      Epicor Software Corp. (a)                  5,000          66,350
      Fair Isaac Corp.                           5,070         182,926
      Group 1 Software, Inc. (a)                 2,900          47,212
      Hyperion Solutions Corp. (a)               1,600          66,292
      Intuit, Inc. (a)                              80           3,590
      Lawson Software, Inc. (a)                  3,800          31,540
      Magma Design Automation, Inc. (a)          3,800          79,458
      Manhattan Associates, Inc. (a)             5,100         141,780
      Mercury Interactive Corp. (a)             14,520         650,496
      Micromuse, Inc. (a)                       12,300          95,940
      Microsoft Corp.                          149,787       3,740,181

                                             Shares         Value ($)
                                          ------------    ------------
      MSC.Software Corp. (a)                     5,000          44,050
      Novell, Inc. (a)                           9,930         113,003
      OpenTV Corp. (a)                          19,900          64,277
      Oracle Corp. (a)                          82,025         985,120
      PeopleSoft, Inc. (a)                       4,540          83,945
      PLATO Learning, Inc. (a)                   7,400          74,666
      Reynolds & Reynolds Co., Class A           4,500         127,845
      SAP AG, ADR                               18,600         731,166
      ScanSoft, Inc. (a)                         6,100          34,099
      Siebel Systems, Inc. (a)                   9,250         106,468
      Sybase, Inc. (a)                           2,300          48,277
      Symantec Corp. (a)                         9,120         422,256
      Synopsys, Inc. (a)                         1,100          31,856
      Take-Two Interactive Software, Inc. (a)    1,600          58,848
      VERITAS Software Corp. (a)                12,845         345,659
      Verity, Inc. (a)                           4,200          57,414
                                                          ------------
                                        Software Total      11,309,764
                                                          ------------
                          INFORMATION TECHNOLOGY TOTAL      55,814,083

MATERIALS - 2.9%

   CHEMICALS - 1.2%
      Air Products & Chemicals, Inc.            32,719       1,639,876
      BASF AG                                    5,600         284,820
      Cytec Industries, Inc.                     1,500          53,355
      Eastman Chemical Co.                       3,100         132,308
      Engelhard Corp.                            3,200          95,648
      H.B. Fuller Co.                            1,700          48,348
      Hercules, Inc. (a)                         2,200          25,256
      International Flavors & Fragrances, Inc.   5,800         205,900
      Landec Corp. (a)                           8,100          69,660
      Lubrizol Corp.                             4,900         154,301
      MG Technologies AG                        20,500         287,087
      Minerals Technologies, Inc.                1,100          62,810
      Potash Corp. of Saskatchewan, Inc.           800          66,536
      PPG Industries, Inc.                       1,900         110,770
      Praxair, Inc.                             41,200       1,529,344
      Schulman (A.), Inc.                        2,200          43,230
      Sensient Technologies Corp.                2,200          41,074
      Shin-Etsu Chemical Co., Ltd.               5,300         222,602
      Stepan Co.                                 1,700          38,828
      Syngenta AG                                7,656         558,757
      Yara International ASA (a)                28,500         206,952
                                                          ------------
                                       Chemicals Total       5,877,462

   CONSTRUCTION MATERIALS - 0.1%
      AMCOL International Corp.                  4,200          73,290
      Eagle Materials, Inc.                      1,400          82,390
      Siam Cement Public Co., Ltd., NVDR        88,850         511,660
                                                          ------------
                          Construction Materials Total         667,340

   CONTAINERS & PACKAGING - 0.2%
      Aptargroup, Inc.                           1,300          49,920
      Crown Holdings, Inc. (a)                   4,000          37,280
      Greif, Inc., Class A                       2,200          76,868
      Jarden Corp. (a)                           8,600         305,386


                See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
MATERIALS - (CONTINUED)

   CONTAINERS & PACKAGING - (CONTINUED)
      Packaging Corp. of America                 5,500         124,080
      Pactiv Corp. (a)                           3,000          66,750
      Smurfit-Stone Container Corp. (a)          4,380          77,044
      Temple-Inland, Inc.                          610          38,637
                                                          ------------
                          Containers & Packaging Total         775,965

   METALS & MINING - 0.7%
      Alcoa, Inc.                               40,700       1,411,883
      BHP Billiton Ltd.                         30,900         289,903
      Carpenter Technology Corp.                 3,100         101,928
      IMCO Recycling, Inc. (a)                   1,600          15,072
      Metal Management, Inc. (a)                 1,900          69,692
      Peabody Energy Corp.                       3,700         172,087
      Phelps Dodge Corp. (a)                    11,940         975,020
      RTI International Metals, Inc. (a)         3,900          61,737
      Steel Technologies, Inc.                   7,500         144,900
                                                          ------------
                                 Metals & Mining Total       3,242,222

   PAPER & FOREST PRODUCTS - 0.7%
      Bowater, Inc.                              4,110         179,319
      Georgia-Pacific Corp.                      5,000         168,450
      Glatfelter                                 1,600          17,984
      International Paper Co.                    3,220         136,077
      MeadWestvaco Corp.                        47,832       1,353,167
      Mercer International, Inc.                 4,400          41,800
      Schweitzer-Mauduit International, Inc.       800          25,840
      Stora Enso Oyj, Class R                   20,800         262,108
      UPM-Kymmene Oyj                           12,850         235,617
      Weyerhaeuser Co.                          13,744         900,232
                                                          ------------
                         Paper & Forest Products Total       3,320,594
                                                          ------------
                                       MATERIALS TOTAL      13,883,583

TELECOMMUNICATION SERVICES - 2.4%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 1.7%
      BellSouth Corp.                           61,879       1,713,430
      CenturyTel, Inc.                           6,900         189,681
      France Telecom SA                         15,900         407,375
      Nippon Telegraph & Telephone Corp             42         237,618
      North Pittsburgh Systems, Inc.             2,300          46,299
      Portugal Telecom SGPS, SA                 27,800         311,317
      Qwest Communications International,
        Inc. (a)                                     1               4
      SBC Communications, Inc.                  66,292       1,626,806
      Telecom Italia S.p.A.                    204,000         640,158
      Telefonaktiebolaget LM Ericsson, ADR      15,200         421,800
      Telefonica SA (a)                         39,407         596,964
      Verizon Communications, Inc.              45,666       1,668,636
                                                          ------------
          Diversified Telecommunication Services Total       7,860,088

   WIRELESS TELECOMMUNICATION SERVICES - 0.7%
      American Tower Corp., Class A (a)         22,640         256,964
      At Road, Inc. (a)                          6,400          78,528
      Crown Castle International Corp. (a)      28,405         358,755

                                             Shares         Value ($)
                                          ------------    ------------
      Mobile Telesystems, ADR                    2,000         263,000
      Nextel Partners, Inc., Class A (a)         8,000         101,280
      NTT DoCoMo, Inc.                             295         650,621
      Price Communications Corp. (a)             2,900          45,501
      Telephone & Data Systems, Inc.             3,100         219,697
      VimpelCom, ADR (a)                         4,400         457,556
      Vodafone Group PLC                       452,250       1,073,564
                                                          ------------
             Wireless Telecommunication Services Total       3,505,466
                                                          ------------
                      TELECOMMUNICATION SERVICES TOTAL      11,365,554

UTILITIES - 1.7%

   ELECTRIC UTILITIES - 1.7%
      American Electric Power Co., Inc.         33,351       1,097,915
      Central Vermont Public Service Corp.       3,300          74,250
      CH Energy Group, Inc.                      2,200         107,998
      Consolidated Edison, Inc.                 38,174       1,683,473
      E. ON AG                                   4,200         277,033
      El Paso Electric Co. (a)                   3,700          51,208
      Entergy Corp.                             16,046         954,737
      Exelon Corp.                               2,500         172,175
      Maine & Maritimes Corp.                      700          23,905
      MGE Energy, Inc.                           1,300          40,105
      National Grid Transco PLC                 56,600         448,732
      Otter Tail Corp.                           1,200          31,704
      PPL Corp.                                  1,600          72,960
      Progress Energy, Inc.                      3,300         155,364
      Public Power Corp.                        11,100         279,203
      Puget Energy, Inc.                         2,600          58,162
      Southern Co.                              26,609         811,574
      TXU Corp.                                 49,257       1,411,706
                                                          ------------
                              Electric Utilities Total       7,752,204

   GAS UTILITIES - 0.0%
      Cascade Natural Gas Corp.                  1,400          30,506
      Northwest Natural Gas Co.                  1,100          34,375
      WGL Holdings, Inc.                         1,200          36,120
                                                          ------------
                                   Gas Utilities Total         101,001

   MULTI-UTILITIES & UNREGULATED POWER - 0.0%
      Energy East Corp.                          4,000         101,440
      MDU Resources Group, Inc.                  1,350          31,712
                                                          ------------
             Multi-Utilities & Unregulated Power Total         133,152
                                                          ------------
                                       UTILITIES TOTAL       7,986,357

                                  TOTAL COMMON STOCKS
                                (Cost of $256,794,400)     309,435,744

                                            Par ($)
                                          ------------
CORPORATE NOTES AND BONDS - 14.6%

      Acetex Corp., Senior Notes,
        10.875% 08/01/09                       100,000         109,750
      Airgas Inc.,
        9.125% 10/01/11                        250,000         283,750


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Par ($)        Value ($)
                                          ------------    ------------
CORPORATE NOTES AND BONDS - (CONTINUED)

      Allied Waste North America, Inc.,
        Series B:
        7.875% 01/01/09                         29,000          30,160
        9.250% 09/01/12                        500,000         565,000
      AmerisourceBergen Corp., Senior Note,
        8.125% 09/01/08                        300,000         334,500
      Apogent Technologies, Inc., Senior
        Subordinate Note,
        6.500% 05/15/13 (b)                    200,000         212,500
      Arch Western Finance, Senior Note,
        6.750% 07/01/13 (b)                    350,000         374,500
      Autonation, Inc.,
        9.000% 08/01/08 (b)                    205,000         239,337
      Ball Corp.,
        6.875% 12/15/12                        475,000         513,594
      Bank One Corp.,
        6.500% 02/01/06                      1,700,000       1,843,616
      Cascades, Inc., Senior Note,
        7.250% 02/15/13 (b)                    200,000         209,500
      Chesapeake Energy Corp.,
        8.125% 04/01/11                        150,000         165,375
      Chesapeake Energy Corp., Senior Note,
        7.500% 09/15/13 (b)                    300,000         330,000
      Cinemark USA, Inc., Senior
        Subordinate Note,
        9.000% 02/01/13 (b)                    300,000         324,000
      Citicorp Lease Pass Thru Certificates,
        Series 1999-1, Class A-2,
        8.040% 12/15/19 (b)                  1,900,000       2,299,570
      Constellation Brands, Inc., Series B,
        8.125% 01/15/12                        450,000         497,250
      Corrections Corporation of America,
        Senior Note,
        7.500% 05/01/11                        325,000         343,687
      Cott Beverages USA, Inc.,
        8.000% 12/15/11                        450,000         497,250
      Couche Tard US Finance,
        7.500% 12/15/13 (b)                    160,000         170,800
      Credit Suisse First Boston USA, Inc.,
        5.875% 08/01/06                      1,500,000       1,623,495
      Devon Financing Corp. ULC:
        6.875% 09/30/11                      1,150,000       1,326,801
        7.875% 09/30/31                        250,000         309,675
      Dex Media East LLC/Dex Media
        East Finance Co.,
        Senior Subordinate Note,
        12.125% 11/15/12 (b)                   300,000         350,250
      DirecTV Holdings LLC, Senior Note,
        8.375% 03/15/13 (b)                    375,000         428,438
      Dominion Resources, Inc.,
        6.300% 03/15/33                        625,000         648,162
      Echostar DBS Corp., Senior Note,
        5.750% 10/01/08 (b)                    400,000         412,000
      Equistar Chemicals LP/Equistar
        Funding Corp.:
        10.130% 09/01/08                        25,000          26,875
        10.625% 05/01/11 (b)                    75,000          80,625

                                             Par ($)        Value ($)
                                          ------------    ------------
      Ethyl Corp., Senior Note,
        8.875% 05/01/10 (b)                    155,000         167,400
      Extended Stay America, Inc.,
        Senior Subordinate Note,
        9.150% 03/15/08                        335,000         346,893
      FirstEnergy Corp., Series A,
        5.500% 11/15/06                      1,850,000       1,967,401
      Florida Windstorm Underwriting
        Association, Series 1999-A,
        7.125% 02/25/19 (b)                  1,400,000       1,713,236
      Ford Motor Credit Co.,
        7.375% 02/01/11                      2,125,000       2,318,779
      Gannett Co., Inc.,
        5.500% 04/01/07                      1,000,000       1,086,110
      General Motors Corp., Senior Note:
        6.875% 08/28/12                        850,000         920,652
        7.125% 07/15/13                        250,000         272,755
      Goldman Sachs Group, Inc.,
        6.600% 01/15/12                      2,000,000       2,291,440
      Grant Prideco, Inc., Series B,
        9.625% 12/01/07                        405,000         461,700
      Group 1 Automotive, Inc.,
        8.250% 08/15/13                         80,000          88,200
      Harrah's Operating Co., Inc.,
        7.875% 12/15/05                        350,000         378,000
      Hasbro, Inc.,
        6.150% 07/15/08                        150,000         160,500
      HCA, Inc.,
        7.130% 06/01/06                      1,450,000       1,567,972
      Health Care, REIT Inc.,
        7.500% 08/15/07                        200,000         224,866
      Houghton Mifflin Co., Senior Note,
        9.875% 02/01/13 (b)                    105,000         107,888
      Household Finance Corp.,
        5.875% 02/01/09                      1,100,000       1,219,328
      HSBC Capital Funding LP/Jersey
        Channel Islands,
        9.547% 12/31/49 (b)                    800,000       1,038,532
      Illinois St. Taxable Pension,
        5.100% 06/01/33                        650,000         628,030
      International Lease Finance Corp.,
        6.375% 03/15/09                      2,250,000       2,537,528
      Iron Mountain Inc.,
        8.625% 04/01/13                        450,000         490,500
      iStar Financial, Inc., Senior Note:
        5.125% 04/01/11 (b)                     25,000          25,062
        7.000% 03/15/08                        125,000         135,000
        8.750% 08/15/08                        120,000         136,050
      Jefferson Smurfit Corp.,
        8.250% 10/01/12                        200,000         217,000
      K&F Industries, Inc., Series B,
        Senior Subordinate Note,
        9.625% 12/15/10                        215,000         239,725
      KB Home, Senior Subordinate Note,
        8.625% 12/15/08                        325,000         365,625
      Kennametal, Inc., Senior Note,
        7.200% 06/15/12                        400,000         444,648


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Par ($)        Value ($)
                                          ------------    ------------
CORPORATE NOTES AND BONDS - (CONTINUED)

      Key Energy Services, Inc., Senior Note:
        6.375% 05/01/13                        160,000         164,000
        8.375% 03/01/08                         30,000          31,800
      L-3 Communications Corp.,
        7.625% 06/15/12                        450,000         495,000
      Lamar Media Corp., Senior
        Subordinate Note,
        7.250% 01/01/13 (b)                    450,000         488,250
      Lear Corp, Series B,
        8.110% 05/15/09                        400,000         475,000
      Lin TV Corp., Senior Subordinate Note,
        6.500% 05/15/13 (b)                    275,000         283,594
      MacDermid, Inc.,
        9.125% 07/15/11                        130,000         146,250
      MGM Grand, Inc.,
        9.750% 06/01/07                        450,000         522,000
      Nailco Co.,
        7.750% 11/15/11 (b)                    115,000         119,600
      Nexen, Inc.,
        7.875% 03/15/32                        750,000         948,210
      Nextel Communications, Inc.,
        Senior Note:
        7.375% 08/01/15                        150,000         162,188
        9.375% 11/15/09                        300,000         325,875
      Offshore Logistic, Inc.,
        6.125% 06/15/13                         75,000          74,625
      Omnicare Inc., Series B,
        8.125% 03/15/11                        375,000         418,125
      Owens-Illinois, Inc., Senior Note,
        7.350% 05/15/08                        255,000         251,175
      Park Place Entertainment Corp.,
        Senior Subordinate Note,
        9.375% 02/15/07                        425,000         478,125
      Peabody Energy Corp., Series B:
        5.875% 04/15/16                         75,000          75,375
        6.875% 03/15/13                        275,000         297,688
      Pemex Project Fund Master Trust,
        7.875% 02/01/09                        550,000         632,500
      Pride International, Inc., Senior Note,
        10.000% 06/01/09                       400,000         425,500
      Procter & Gamble Co.,
        4.750% 06/15/07                      1,100,000       1,178,430
      Province Healthcare Co., Senior
        Subordinate Note,
        7.500% 06/01/13                        225,000         231,188
      Prudential Insurance Company
        of America,
        7.650% 07/01/07 (b)                  2,000,000       2,281,960
      Public Service Electric Gas Co.,
        4.000% 11/01/08                      1,125,000       1,160,336
      PSE&G Power LLC,
        5.500% 12/01/15                        650,000         664,632
      R.H. Donnelley Finance Corp.,
        Senior Subordinate Note,
        10.875% 12/15/12 (b)                   400,000         478,000

                                             Par ($)        Value ($)
                                          ------------    ------------
      Rabobank Capital Fund II,
        5.260% 12/31/49 (b)                  1,425,000       1,479,235
      Raytheon Co.,
        8.300% 03/01/10                      1,750,000       2,135,175
      Rogers Cable Inc.,
        7.875% 05/01/12                        400,000         460,708
      Royal Caribbean Cruises Ltd.:
        6.875% 12/01/13                        100,000         105,250
        8.000% 05/15/10                         15,000          16,838
        8.750% 02/02/11                         45,000          52,650
      Russel Metals, Inc.,
        6.875% 03/01/14 (b)                     50,000          51,250
      Scotts Co.,
        6.625% 11/15/13 (b)                    150,000         157,500
      Select Medical Corp.,
        Senior Subordinate Note,
        9.500% 06/15/09                        350,000         385,875
      Silgan Corp., Senior Subordinate
        Debenture,
        6.750% 11/15/13                        350,000         361,375
      Sinclair Broadcast Group, Inc.,
        8.750% 12/15/11                        245,000         269,500
      Six Flags, Inc.:
        9.500% 02/01/09                         25,000          26,375
        9.625% 06/01/14                        100,000         105,000
      Speedway Motorsports, Inc., Senior
        Subordinate Note,
        6.750% 06/01/13 (b)                    235,000         249,100
      Sprint Capital Corp.,
        6.125% 11/15/08                      1,025,000       1,130,298
      Southern Power Co.,
        6.250% 06/15/12                        665,000         737,911
      Starwood Hotels & Resorts
        Worldwide, Inc.,
        7.875% 05/01/12                        225,000         253,688
      Station Casinos, Inc., Senior
        Subordinate Note,
        6.500% 02/01/14 (b)                    500,000         500,625
      Stone Container Corp., Senior Note,
        8.375% 07/01/12                        125,000         136,250
      Suburban Propane Partners,
        6.875% 12/15/13 (b)                    145,000         150,800
      Sun International Hotels Ltd.,
        8.875% 08/15/11                         30,000          33,300
      Synagro Technologies, Inc., Senior
        Subordinate Note,
        9.500% 04/01/09                        125,000         136,250
      Teekay Shipping Corp., Senior Note,
        8.875% 07/15/11                        135,000         156,600
      Tenet Healthcare Corp., Senior Note,
        5.375% 11/15/06                        785,000         741,825
      Toll Corp.,
        8.250% 12/01/11                        365,000         412,450
      Transdigm, Inc.,
        8.375% 07/15/11                        250,000         265,000
      Triad Hospitals, Inc., Series B,
        8.750% 05/01/09                        350,000         382,375


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Par ($)        Value ($)
                                          ------------    ------------
CORPORATE NOTES AND BONDS - (CONTINUED)

      Tricon Global Restaurants, Inc.,
        8.875% 04/15/11                        105,000         131,512
      United Rentals North America, Inc.:
        7.000% 02/15/14                        150,000         141,000
        7.750% 11/15/13                        250,000         245,000
      Universal Compression, Inc.,
        Senior Note,
        7.250% 05/15/10                        180,000         193,500
      Verizon Global Funding Corp.,
        7.750% 12/01/30                      1,300,000       1,569,295
      Verizon Wireless Capital LLC,
        5.375% 12/15/06                        500,000         538,765
      Vintage Petroleum, Inc.,
        7.875% 05/15/11                        250,000         269,375
      Washington Mutual Financial Corp.,
        6.250% 05/15/06                      1,000,000       1,088,130
      Wells Fargo Financial, Inc.,
        6.125% 02/15/06                        830,000         895,047
      Westinghouse Air Brake, Senior Note,
        6.875% 07/31/13 (b)                    145,000         155,150
      Westport Resources Corp.,
        8.250% 11/01/11                        475,000         528,437
      Westvaco Corp.,
        8.200% 01/15/30                      1,290,000       1,581,566
      WorldCom, Inc.,
        8.250% 05/15/31 (c)                    400,000         136,000
      Wyeth,
        6.500% 02/01/34                        650,000         688,370
      XTO Energy, Inc., Senior Note,
        7.500% 04/15/12                        420,000         498,313
      Yum! Brands, Inc., Senior Note,
        7.700% 07/01/12                        305,000         363,712
                                                          ------------
                       TOTAL CORPORATE NOTES AND BONDS
                                 (Cost of $65,153,320)      68,827,081

MORTGAGE-BACKED SECURITIES - 11.3%

   FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.4%
        5.000% 01/01/18-08/01/33            12,233,051      12,490,980
        5.500% 05/01/16-10/01/33            12,887,834      13,248,433
        6.000% 01/01/09-06/01/14               554,886         585,376
        6.120% 10/01/08                      2,339,965       2,361,013
        6.500% 03/01/11-10/01/32             3,649,898       3,835,345
        7.000% 03/01/15-07/01/32             1,263,959       1,343,906
        7.500% 06/01/15-08/01/31               583,292         625,186
        8.000% 12/01/29-07/01/31               304,400         329,634
                                                          ------------
           Federal National Mortgage Association Total      34,819,873

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.1%
        6.000% 04/15/13-01/15/29               877,207         919,299
        6.500% 05/15/13-07/15/31             2,195,247       2,327,408
        7.000% 11/15/13-06/15/31             1,113,400       1,194,040
        7.500% 06/15/23-09/15/29               401,156         431,861
        8.000% 07/15/25                         99,052         108,734

                                             Par ($)        Value ($)
                                          ------------    ------------
        8.500% 12/15/30                         17,833          19,514
        9.000% 12/15/17                         85,227          95,318
                                                          ------------
                         Government National Mortgage
                                     Association Total       5,096,174

   FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.7%
        6.500% 02/01/11-07/01/31             2,122,895       2,243,803
        7.000% 07/01/28-08/01/31               905,114         960,167
        7.500% 07/01/15-01/01/30               261,706         281,309
        8.000% 09/01/15                        121,016         130,153
                                                          ------------
          Federal Home Loan Mortgage Corporation Total       3,615,432

   OTHER MORTGAGE-BACKED SECURITIES - 2.1%
      American Mortgage Trust,
        8.445% 09/27/22                         28,885          25,996
      Federal National Mortgage Association,
        Series 2003-24, Class LC,
        5.000% 12/25/15                      1,200,000       1,241,080
      First Union Chase Mortgage,
        Series 1999-C2, Class A-2,
        6.645% 06/15/31                        450,000         511,595
      GS Mortgage Securities Corp. II,
        Series 1998-C1, Class A-2,
        6.620% 10/18/30                      2,000,000       2,247,236
      J.P. Morgan Commercial Mortgage
        Finance Corp.,
        Series 1999-C7, Class A-2,
        6.507% 10/15/35                      1,600,000       1,810,941
      LB-UBS Commercial Mortgage Trust,
        Series 2000-C5, Class A-2,
        6.510% 12/15/26                      1,000,000       1,149,896
      Rural Housing Trust,
        Series 1987-1, Class D, CMO,
        6.330% 04/01/26                        154,932         155,122
      Wachovia Bank Commercial
        Mortgage Trust,
        Series 2003-C5, Class A-2,
        3.989% 06/15/35                      3,000,000       2,940,120
                                                          ------------
                Other Mortgage-Backed Securities Total      10,081,986
                                                          ------------
                      TOTAL MORTGAGE-BACKED SECURITIES
                                 (Cost of $51,558,712)      53,613,465

ASSET-BACKED SECURITIES - 3.1%

      California Infrastructure,
        Series 1997-1, Class A-7,
        6.420% 12/26/09                      2,000,000       2,230,160
      Chase Manhattan Auto Owner Trust,
        Series 2001-B, Class A-4,
        3.800% 05/15/08                      1,200,000       1,225,308
      Chemical Bank Master Credit
        Card Trust I,
        Series 1996-2, Class A,
        5.980% 09/15/08                      1,550,000       1,641,435
      Citibank Credit Card Issuance Trust,
        Series 2002-A, Class A-1,
        4.950% 02/09/09                        225,000         240,741


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Asset Allocation Fund

                                             Par ($)        Value ($)
                                          ------------    ------------
ASSET-BACKED SECURITIES - (CONTINUED)

      Continental Airlines, Inc.,
        Pass Thru Certificates,
        7.461% 04/01/15                        831,352         814,725
      Federal Express Corp.,
        Pass Thru Certificates,
        7.530% 09/15/09                        532,002         577,983
      Honda Auto Receivables Owner Trust,
        Series 2002-3, Class A-3,
        3.000% 05/18/06                        843,189         850,929
      MBNA Master Credit Card Trust,
        Series 1999-M, Class A,
        6.600% 04/16/07                      1,200,000       1,237,776
      Origen Manufactured Housing,
        Series 2004-A, Class A-2,
        3.380% 08/15/17                        870,000         874,440
      Standard Credit Card Master Trust,
        Series 1995-9, Class A,
        6.550% 10/07/07                      2,595,000       2,772,420
      United Airlines Pass Thru Certificates:
        Series 1991, Class A-1
        9.200% 03/22/08 (c)                  1,014,043         446,178
        Series 2000-2, Class A-1
        7.032% 10/01/10                        588,020         532,159
      Wells Fargo Auto Trust,
        Series 2001-A, Class A-4,
        5.070% 03/15/08                      1,353,616       1,367,409
                                                          ------------
                         TOTAL ASSET-BACKED SECURITIES
                                 (Cost of $15,290,146)      14,811,663

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.8%

   FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.1%
        6.625%  09/15/09                     4,325,000       5,045,286
                                                          ------------
           Federal National Mortgage Association Total       5,045,286

   U.S. TREASURY BONDS - 1.7%
        5.000% 02/15/11                        730,000         805,851
        5.375% 02/15/31                      3,240,000       3,531,600
        6.125% 08/15/29                        425,000         503,791
        6.250% 08/15/23                      1,200,000       1,426,828
        7.500% 11/15/16                        950,000       1,252,441
        8.875% 08/15/17                        420,000         615,431
                                                          ------------
                             U.S. Treasury Bonds Total       8,135,942

                                 TOTAL U.S. GOVERNMENT
                                AND AGENCY OBLIGATIONS
                                 (Cost of $12,140,177)      13,181,228
                                                          ------------

                                            Shares
                                          ------------
PREFERRED STOCK - 0.2%
CONSUMER DISCRETIONARY - 0.2%

   MEDIA - 0.2%
      News Corp., Ltd.
      (Cost of $928,356)                        28,100         891,051
                                                          ------------

                                             Shares         Value ($)
                                          ------------    ------------
INVESTMENT MANAGEMENT COMPANIES - 0.1%
      iShares MSCI Japan Index Fund             13,430         145,984
      iShares Russell 1000 Value Index Fund      7,550         452,320
                                                          ------------
                                      TOTAL INVESTMENT
                                  MANAGEMENT COMPANIES
                                    (Cost of $565,789)         598,304

INCOME DEPOSIT SECURITY - 0.0%
CONSUMER DISCRETIONARY - 0.0%

   HOTELS, RESTAURANTS & LEISURE - 0.0%
      Volume Services America Holdings, Inc.
      (Cost of $58,530)                          3,900          64,350
                                                          ------------

                                             Par ($)
                                          ------------
SHORT-TERM OBLIGATIONS - 2.2%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      03/31/04, due 04/01/04 at 0.930%,
      collateralized by U.S. Treasury
      Notes with various maturities to
      05/15/08, market value $1,829,262
      (repurchase proceeds $1,780,046)
      (Cost of $1,780,000)                   1,780,000       1,780,000
                                                          ------------
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      03/31/04, due 04/01/04 at 0.960%,
      collateralized by U.S. Treasury
      Bonds with various maturities to
      02/15/31, market value $8,593,904
      (repurchase proceeds $8,411,224)
      (Cost of $8,411,000)                   8,411,000       8,411,000
                                                          ------------

                             TOTAL INVESTMENTS - 99.8%
                            (COST OF $412,680,430) (D)     471,613,886

                OTHER ASSETS & LIABILITIES, NET - 0.2%         784,225

                                   NET ASSETS - 100.0%     472,398,111

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the value of these securities amounted to $16,139,962 which represents 3.4% of net assets.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) Cost for federal income tax is $413,230,555.

                ACRONYM                  NAME
                -------                  -----
                ADR            American Depositary Receipt
                CMO         Collateralized Mortgage Obligation
                GDR             Global Depositary Receipt
                NVDR          Non-Voting Depositary Receipt
                REIT          Real Estate Investment Trust


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Large Cap Growth Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - 99.6%
CONSUMER DISCRETIONARY - 14.1%

   HOTELS, RESTAURANTS & LEISURE - 0.4%
      Yum! Brands, Inc. (a)                    114,200       4,338,458
                                                          ------------
                   Hotels, Restaurants & Leisure Total       4,338,458

   INTERNET & CATALOG RETAIL - 0.8%
      eBay, Inc. (a)                           116,400       8,070,012
                                                          ------------
                       Internet & Catalog Retail Total       8,070,012

   MEDIA - 3.1%
      Clear Channel Communications, Inc.       116,100       4,916,835
      Omnicom Group, Inc.                      117,900       9,461,475
      Viacom, Inc., Class A                    252,100       9,884,841
      Walt Disney Co.                          156,200       3,903,438
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                            110,000       3,080,000
                                                          ------------
                                           Media Total      31,246,589

   MULTILINE RETAIL - 2.3%
      Kohl's Corp. (a)                         234,000      11,309,220
      Target Corp.                             247,300      11,138,392
                                                          ------------
                                Multiline Retail Total      22,447,612

   SPECIALTY RETAIL - 6.7%
      Bed Bath & Beyond, Inc. (a)              287,500      12,006,000
      Best Buy Co., Inc.                       186,830       9,662,848
      Chico's FAS, Inc. (a)                    198,100       9,191,840
      Home Depot, Inc.                         268,600      10,034,896
      Lowe's Companies, Inc.                   287,600      16,142,988
      Staples, Inc. (a)                        379,300       9,630,427
                                                          ------------
                                Specialty Retail Total      66,668,999

   TEXTILES, APPAREL & LUXURY GOODS - 0.8%
      Coach, Inc. (a)                          203,500       8,341,465
                                                          ------------
                Textiles, Apparel & Luxury Goods Total       8,341,465
                                                          ------------
                          CONSUMER DISCRETIONARY TOTAL     141,113,135

CONSUMER STAPLES - 11.6%

   BEVERAGES - 3.3%
      Coca-Cola Co.                            355,100      17,861,530
      PepsiCo, Inc.                            277,600      14,948,760
                                                          ------------
                                       Beverages Total      32,810,290

   FOOD & STAPLES RETAILING - 3.7%
      Costco Wholesale Corp. (a)               216,700       8,139,252
      Sysco Corp.                              216,400       8,450,420
      Wal-Mart Stores, Inc.                    341,800      20,402,042
                                                          ------------
                              Food & Staples Retailing      36,991,714

   FOOD PRODUCTS - 0.8%
      Bunge Ltd.                               189,500       7,621,690
                                                          ------------
                                   Food Products Total       7,621,690

                                             Shares         Value ($)
                                          ------------    ------------
   HOUSEHOLD PRODUCTS - 1.3%
      Procter & Gamble Co.                     125,000      13,110,000
                                                          ------------
                              Household Products Total      13,110,000

   PERSONAL PRODUCTS - 1.4%
      Alberto-Culver Co., Inc., Class B        331,200      14,529,744
                                                          ------------
                               Personal Products Total      14,529,744

   TOBACCO - 1.1%
      Altria Group, Inc.                       194,700      10,601,415
                                                          ------------
                                         Tobacco Total      10,601,415
                                                          ------------
                                CONSUMER STAPLES TOTAL     115,664,853

ENERGY - 0.5%

   ENERGY EQUIPMENT & SERVICES - 0.5%
      Noble Corp. (a)                           19,800         760,716
      Schlumberger Ltd.                         62,900       4,016,165
                                                          ------------
                     Energy Equipment & Services Total       4,776,881
                                                          ------------
                                          ENERGY TOTAL       4,776,881

FINANCIALS - 4.9%

   CAPITAL MARKETS - 0.8%
      Merrill Lynch & Co., Inc.                139,500       8,308,620
                                                          ------------
                                 Capital Markets Total       8,308,620
   COMMERCIAL BANKS - 0.7%
      Charter One Financial, Inc.              213,200       7,538,752
                                                          ------------
                                Commercial Banks Total       7,538,752
   CONSUMER FINANCE - 1.4%
      American Express Co.                     100,300       5,200,555
      MBNA Corp.                               303,600       8,388,468
                                                          ------------
                                Consumer Finance Total      13,589,023

   DIVERSIFIED FINANCIAL SERVICES - 0.5%
      Citigroup, Inc.                          101,100       5,226,870
                                                          ------------
                  Diversified Financial Services Total       5,226,870

   INSURANCE - 1.0%
      American International Group, Inc.        69,100       4,930,285
      Progressive Corp.                         55,800       4,888,080
                                                          ------------
                                       Insurance Total       9,818,365

   THRIFTS & MORTGAGE FINANCE - 0.5%
      Fannie Mae                                67,500       5,018,625
                                                          ------------
                      Thrifts & Mortgage Finance Total       5,018,625
                                                          ------------
                                      FINANCIALS TOTAL      49,500,255

HEALTH CARE - 19.3%

   BIOTECHNOLOGY - 3.6%
      Amgen, Inc. (a)                          330,800      19,242,636
      Gilead Sciences, Inc. (a)                225,700      12,587,289
      Martek Biosciences Corp. (a)              83,700       4,770,900
                                                          ------------
                                   Biotechnology Total      36,600,825


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Large Cap Growth Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - (CONTINUED)

   HEALTH CARE EQUIPMENT & SUPPLIES - 6.6%
      Alcon, Inc.                              175,300      11,096,490
      Boston Scientific Corp. (a)              370,600      15,706,028
      St. Jude Medical, Inc. (a)               176,100      12,696,810
      Varian Medical Systems, Inc. (a)         170,800      14,741,748
      Zimmer Holdings, Inc. (a)                156,400      11,539,192
                                                          ------------
                Health Care Equipment & Supplies Total      65,780,268

   HEALTH CARE PROVIDERS & SERVICES - 2.1%
      Caremark Rx, Inc. (a)                    636,200      21,153,650
                                                          ------------
                Health Care Providers & Services Total      21,153,650

   PHARMACEUTICALS - 7.0%
      Pfizer, Inc.                           1,311,900      45,982,095
      Teva Pharmaceutical Industries
        Ltd., ADR                              378,600      24,007,026
                                                          ------------
                                 Pharmaceuticals Total      69,989,121
                                                          ------------
                                     HEALTH CARE TOTAL     193,523,864

INDUSTRIALS - 12.0%

   AEROSPACE & DEFENSE - 0.9%
      United Technologies Corp.                103,800       8,957,940
                                                          ------------
                             Aerospace & Defense Total       8,957,940

   COMMERCIAL SERVICES & SUPPLIES - 1.3%
      Cendant Corp.                            547,700      13,358,403
                                                          ------------
                  Commerical Services & Supplies Total      13,358,403

   INDUSTRIAL CONGLOMERATES - 8.7%
      3M Co.                                   154,000      12,607,980
      General Electric Co.                   1,765,900      53,895,268
      Tyco International Ltd.                  711,140      20,374,161
                                                          ------------
                        Industrial Conglomerates Total      86,877,409

   MACHINERY - 1.1%
      ITT Industries, Inc.                     148,100      11,304,473
                                                          ------------
                                       Machinery Total      11,304,473
                                                          ------------
                                     INDUSTRIALS TOTAL     120,498,225

INFORMATION TECHNOLOGY - 32.2%

   COMMUNICATIONS EQUIPMENT - 5.4%
      Advanced Fibre Communications,
        Inc. (a)                               189,000       4,163,670
      Cisco Systems, Inc. (a)                1,567,400      36,865,248
      Juniper Networks, Inc. (a)               117,500       3,056,175
      QUALCOMM, Inc.                           154,500      10,261,890
                                                          ------------
                        Communications Equipment Total      54,346,983

   COMPUTERS & PERIPHERALS - 2.9%
      Dell, Inc. (a)                           373,600      12,560,432
      EMC Corp. (a)                            643,400       8,756,674
      International Business Machines Corp.     80,200       7,365,568
                                                          ------------
                         Computers & Peripherals Total      28,682,674

                                             Shares         Value ($)
                                          ------------    ------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
      Agilent Technologies, Inc. (a)           280,300       8,865,889
      Flextronics International Ltd. (a)       346,000       5,958,120
                                                          ------------
              Electronic Equipment & Instruments Total      14,824,009

   INTERNET SOFTWARE & SERVICES - 0.7%
      Yahoo!, Inc. (a)                         138,600       6,734,574
                                                          ------------
                    Internet Software & Services Total       6,734,574

   IT SERVICES - 1.9%
      Cognizant Technology Solutions
        Corp. (a)                              208,500       9,434,625
      Paychex, Inc.                            272,900       9,715,240
                                                          ------------
                                     IT Services Total      19,149,865

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.5%
      Applied Micro Circuits Corp. (a)         424,600       2,441,450
      ASML Holding NV, N.Y. Registered
        Shares (a)                             340,200       6,235,866
      Broadcom Corp., Class A (a)               87,300       3,419,541
      Intel Corp.                            1,419,400      38,607,680
      Lam Research Corp. (a)                   317,000       7,991,570
      Linear Technology Corp.                  121,200       4,486,824
      Marvell Technology Group Ltd. (a)         97,300       4,383,365
      Microchip Technology, Inc.               352,500       9,362,400
      Samsung Electronics Co., Ltd., GDR (b)    53,500      13,241,250
      Silicon Laboratories, Inc. (a)           124,000       6,557,120
      Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR (a)                     509,800       5,322,312
      Texas Instruments, Inc.                  229,200       6,697,224
      Xilinx, Inc. (a)                         183,800       6,984,400
                                                          ------------
                        Semiconductors & Semiconductor
                                       Equipment Total     115,731,002

   SOFTWARE - 8.3%
      Amdocs Ltd. (a)                          200,300       5,566,337
      Electronic Arts, Inc. (a)                278,100      15,006,276
      Mercury Interactive Corp. (a)            119,000       5,331,200
      Microsoft Corp.                        1,361,700      34,001,649
      Oracle Corp. (a)                         839,500      10,082,395
      SAP AG, ADR                              191,900       7,543,589
      Symantec Corp. (a)                        67,400       3,120,620
      VERITAS Software Corp. (a)                84,700       2,279,277
                                                          ------------
                                        Software Total      82,931,343
                                                          ------------
                          INFORMATION TECHNOLOGY TOTAL     322,400,450

MATERIALS - 3.9%

   CHEMICALS - 1.4%
      Praxair, Inc.                            379,300      14,079,616
                                                          ------------
                                       Chemicals Total      14,079,616

   METALS & MINING - 2.5%
      Alcoa, Inc.                              437,800      15,187,282
      Phelps Dodge Corp. (a)                   121,960       9,959,253
                                                          ------------
                                 Metals & Mining Total      25,146,535
                                                          ------------
                                       MATERIALS TOTAL      39,226,151


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                        Columbia Large Cap Growth Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
TELECOMMUNICATION SERVICES - 1.1%

   WIRELESS TELECOMMUNICATION SERVICES - 1.1%
      American Tower Corp., Class A (a)        232,500       2,638,875
      Crown Castle International Corp. (a)     290,200       3,665,226
      Mobile Telesystems, ADR                   21,700       2,853,550
      VimpelCom, ADR (a)                        13,200       1,372,668
                                                          ------------
             Wireless Telecommunication Services Total      10,530,319
                                                          ------------
                      TELECOMMUNICATION SERVICES TOTAL      10,530,319

                                   TOTAL COMMON STOCKS
                                (Cost of $832,080,059)     997,234,133

PREFERRED STOCK - 0.5%
CONSUMER DISCRETIONARY - 0.5%

   MEDIA - 0.5%
      News Corp., Ltd., ADR
      (Cost of $5,259,996)                     159,800       5,067,258
                                                          ------------

                                             Par ($)
                                          ------------
Short-Term Obligation - 0.6%
      Repurchase agreement with State
      Street Bank & Trust Co., dated 03/31/04,
      due 04/01/04 at 0.960%, collateralized
      by a U.S. Treasury Note maturing
      05/15/08, market value of $6,022,974
      (repurchase proceeds $5,900,157)
      (Cost of $5,900,000)                   5,900,000       5,900,000
                                                          ------------

                            TOTAL INVESTMENTS - 100.7%
                            (COST OF $843,240,055) (c)   1,008,201,391

              OTHER ASSETS & LIABILITIES, NET - (0.7%)      (7,363,421)

                                   NET ASSETS - 100.0%   1,000,837,970

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the value of this security amounted to $13,241,250 which represents 1.3% of net assets.
(c) Cost for both financial statement and federal income tax purposes is the same.
                 ACRONYM             NAME
                 -------             ----
                   ADR      American Depositary Receipt
                   GDR       Global Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
March 31, 2004 (Unaudited)                       Columbia Disciplined Value Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - 99.2%
CONSUMER DISCRETIONARY - 12.4%

   AUTOMOBILES - 3.6%
      Ford Motor Co.                           407,400       5,528,418
      General Motors Corp.                     208,300       9,810,930
                                                          ------------
                                     Automobiles Total      15,339,348

   LEISURE EQUIPMENT & PRODUCTS - 2.3%
      Brunswick Corp.                          139,000       5,675,370
      Mattel, Inc.                             226,500       4,176,660
                                                          ------------
                    Leisure Equipment & Products Total       9,852,030

   MEDIA - 3.2%
      Comcast Corp., Class A (a)               144,900       4,164,426
      Regal Entertainment Group, Class A       155,700       3,422,286
      Time Warner, Inc. (a)                    356,300       6,007,218
                                                          ------------
                                           Media Total      13,593,930

   MULTILINE RETAIL - 1.7%
      Saks, Inc. (a)                           186,500       3,282,400
      Sears Roebuck and Co.                     90,400       3,883,584
                                                          ------------
                                Multiline Retail Total       7,165,984

   SPECIALTY RETAIL - 0.9%
      Toys `R' US, Inc. (a)                    238,000       3,998,400
                                                          ------------
                                Specialty Retail Total       3,998,400

   TEXTILES, APPAREL & LUXURY GOODS - 0.7%
      Jones Apparel Group, Inc.                 84,200       3,043,830
                                                          ------------
                Textiles, Apparel & Luxury Goods Total       3,043,830
                                                          ------------
                          CONSUMER DISCRETIONARY TOTAL      52,993,522

CONSUMER STAPLES - 8.8%

   BEVERAGES - 2.8%
      Coca-Cola Co.                            239,900      12,066,970
                                                          ------------
                                       Beverages Total      12,066,970

   FOOD & STAPLES RETAILING - 1.3%
      Costco Wholesale Corp. (a)                58,800       2,208,528
      Kroger Co. (a)                           192,700       3,206,528
                                                          ------------
                        Food & Staples Retailing Total       5,415,056

   FOOD PRODUCTS - 1.0%
      H.J. Heinz Co.                           111,300       4,150,377
                                                          ------------
                                   Food Products Total       4,150,377

   HOUSEHOLD PRODUCTS - 0.9%
      Procter & Gamble Co.                      38,300       4,016,904
                                                          ------------
                              Household Products Total       4,016,904

   PERSONAL PRODUCTS - 2.8%
      Gillette Co.                             307,700      12,031,070
                                                          ------------
                               Personal Products Total      12,031,070
                                                          ------------
                                CONSUMER STAPLES TOTAL      37,680,377

                                             Shares         Value ($)
                                          ------------    ------------
ENERGY - 10.9%

   OIL & GAS - 10.9%
      ChevronTexaco Corp.                      203,000      17,819,340
      Devon Energy Corp.                        91,700       5,332,355
      Exxon Mobil Corp.                        505,400      21,019,586
      Valero Energy Corp.                       43,900       2,632,244
                                                          ------------
                                       Oil & Gas Total      46,803,525
                                                          ------------
                                          ENERGY TOTAL      46,803,525

FINANCIALS - 31.4%

   CAPITAL MARKETS - 5.4%
      A.G. Edwards, Inc.                       100,000       3,912,000
      J.P. Morgan Chase & Co.                  344,300      14,443,385
      Lehman Brothers Holdings, Inc.            55,400       4,590,998
                                                          ------------
                                 Capital Markets Total      22,946,383

   COMMERCIAL BANKS - 9.2%
      City National Corp.                       55,300       3,312,470
      Comerica, Inc.                           160,400       8,712,928
      Commerce Bancorp, Inc.                    36,300       2,391,444
      PNC Financial Services Group, Inc.       108,800       6,029,696
      U.S. Bancorp                             311,200       8,604,680
      Wachovia Corp.                           219,500      10,316,500
                                                          ------------
                                Commercial Banks Total      39,367,718

   CONSUMER FINANCE - 0.9%
      MBNA Corp.                               139,000       3,840,570
                                                          ------------
                                Consumer Finance Total       3,840,570

   DIVERSIFIED FINANCIAL SERVICES - 5.0%
      Citigroup, Inc.                          417,600      21,589,920
                                                          ------------
                  Diversified Financial Services Total      21,589,920

   INSURANCE - 7.5%
      Allstate Corp.                            51,200       2,327,552
      Ambac Financial Group, Inc.              106,700       7,872,326
      Chubb Corp.                              152,800      10,625,712
      First American Corp.                      70,700       2,150,694
      John Hancock Financial Services, Inc.    166,000       7,252,540
      MBIA, Inc.                                32,600       2,044,020
                                                          ------------
                                       Insurance Total      32,272,844

   REAL ESTATE - 1.4%
      Rayonier, Inc., REIT                     133,697       5,843,896
                                                          ------------
                                     Real Estate Total       5,843,896

   THRIFTS & MORTGAGE FINANCE - 2.0%
      Freddie Mac                               36,500       2,155,690
      Washington Mutual, Inc.                  147,200       6,286,912
                                                          ------------
                            Thrifts & Mortgage Finance       8,442,602
                                                          ------------
                                      FINANCIALS TOTAL     134,303,933


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                       Columbia Disciplined Value Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - 4.1%

   HEALTH CARE PROVIDERS & SERVICES - 1.3%
      CIGNA Corp.                               94,400       5,571,488
                                                          ------------
                Health Care Providers & Services Total       5,571,488

   PHARMACEUTICALS - 2.8%
      Merck & Co., Inc.                        220,900       9,761,571
      Watson Pharmaceuticals, Inc. (a)          54,100       2,314,939
                                                          ------------
                                 Pharmaceuticals Total      12,076,510
                                                          ------------
                                     HEALTH CARE TOTAL      17,647,998

INDUSTRIALS - 7.1%

   AEROSPACE & DEFENSE - 2.8%
      Northrop Grumman Corp.                    81,200       7,991,704
      United Technologies Corp.                 47,300       4,081,990
                                                          ------------
                             Aerospace & Defense Total      12,073,694

   AIR FREIGHT & LOGISTICS - 1.2%
      FedEx Corp.                               69,100       5,193,556
                                                          ------------
                         Air Freight & Logistics Total       5,193,556

   COMMERCIAL SERVICES & SUPPLIES - 2.2%
      Cendant Corp.                            386,600       9,429,174
                                                          ------------
                  Commerical Services & Supplies Total       9,429,174

   INDUSTRIAL CONGLOMERATES - 0.9%
      Textron, Inc.                             68,500       3,640,775
                                                          ------------
                        Industrial Conglomerates Total       3,640,775
                                                          ------------
                                     INDUSTRIALS TOTAL      30,337,199

INFORMATION TECHNOLOGY - 5.8%

   COMPUTERS & PERIPHERALS - 4.0%
      Hewlett-Packard Co.                      273,700       6,251,308
      International Business Machines Corp.    118,500      10,883,040
                                                          ------------
                         Computers & Peripherals Total      17,134,348

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
      Flextronics International Ltd. (a)       136,000       2,341,920
                                                          ------------
              Electronic Equipment & Instruments Total       2,341,920

   IT SERVICES - 0.6%
      Convergys Corp. (a)                      161,700       2,457,840
                                                          ------------
                                     IT Services Total       2,457,840

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
      Fairchild Semiconductor International,
        Inc. (a)                               111,600       2,681,748
                                                          ------------
                        Semiconductors & Semiconductor
                                       Equipment Total       2,681,748
                                                          ------------
                          INFORMATION TECHNOLOGY TOTAL      24,615,856

                                             Shares         Value ($)
                                          ------------    ------------
MATERIALS - 6.4%

   CHEMICALS - 2.9%
      Monsanto Co.                             230,400       8,448,768
      Sigma-Aldrich Corp.                       65,800       3,641,372
                                                          ------------
                                       Chemicals Total      12,090,140

   CONTAINERS & PACKAGING - 2.5%
      Smurfit-Stone Container Corp. (a)        175,700       3,090,563
      Temple-Inland, Inc.                      121,500       7,695,810
                                                          ------------
                          Containers & Packaging Total      10,786,373

   METALS & MINING - 1.0%
      Southern Peru Copper Corp.               107,100       4,332,195
                                                          ------------
                                 Metals & Mining Total       4,332,195
                                                          ------------
                                       MATERIALS TOTAL      27,208,708

TELECOMMUNICATION SERVICES - 7.2%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 7.2%
      BellSouth Corp.                          509,600      14,110,824
      SBC Communications, Inc.                 687,800      16,878,612
                                                          ------------
          Diversified Telecommunication Services Total      30,989,436
                                                          ------------
                      TELECOMMUNICATION SERVICES TOTAL      30,989,436

UTILITIES - 5.1%

   ELECTRIC UTILITIES - 5.1%
      American Electric Power Co., Inc.         67,900       2,235,268
      Exelon Corp.                              43,100       2,968,297
      TECO Energy, Inc.                        496,700       7,266,721
      TXU Corp.                                320,100       9,174,066
                                                          ------------
                              Electric Utilities Total      21,644,352
                                                          ------------
                                       UTILITIES TOTAL      21,644,352

                                   TOTAL COMMON STOCKS
                                (Cost of $372,427,542)     424,224,906

                                            Par ($)
                                          ------------
SHORT-TERM OBLIGATION - 0.7%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      03/31/04, due 04/01/04 at 0.960%,
      collateralized by a U.S. Treasury
      Bond maturing 08/15/27, market
      value of $3,146,850 (repurchase
      proceeds $3,080,082)
      (Cost of $3,080,000)                   3,080,000       3,080,000
                                                          ------------


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                       Columbia Disciplined Value Fund

                                                            Value ($)
                                                          ------------
                             TOTAL INVESTMENTS - 99.9%
                            (COST OF $375,507,542) (b)     427,304,906

                OTHER ASSETS & LIABILITIES, NET - 0.1%         272,004

                                   NET ASSETS - 100.0%     427,576,910

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

          ACRONYM                     NAME
          -------                     ----
           REIT         Real Estate Investment Trust


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
March 31, 2004 (Unaudited)                    Columbia International Equity Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - 97.6%
CONSUMER DISCRETIONARY - 16.0%

   AUTO COMPONENTS - 0.5%
      Continental AG                            66,500       2,620,353
                                                          ------------
                                 Auto Components Total       2,620,353

   AUTOMOBILES - 2.7%
      Nissan Motor Co., Ltd.                   372,000       4,155,727
      Renault SA                                55,941       3,879,189
      Toyota Motor Corp.                       144,800       5,387,390
                                                          ------------
                                     Automobiles Total      13,422,306

   HOTELS, RESTAURANTS & LEISURE - 2.8%
      Accor SA                                 103,140       4,184,686
      Carnival Corp.                            39,300       1,764,963
      Compass Group PLC                        728,550       4,815,601
      InterContinental Hotels Group PLC        387,220       3,548,265
                                                          ------------
                   Hotels, Restaurants & Leisure Total      14,313,515

   HOUSEHOLD DURABLES - 3.3%
      Koninklijke (Royal) Philips
        Electronics NV                         254,021       7,355,434
      Matsushita Electric Industrial Co., Ltd. 434,000       6,691,969
      Sony Corp.                                60,500       2,529,415
                                                          ------------
                              Household Durables Total      16,576,818

   MEDIA - 3.8%
      Dentsu, Inc.                                 346       1,055,070
      Dentsu, Inc. (a)                             346       1,028,528
      JC Decaux SA (a)                         164,500       3,682,268
      News Corp., Ltd.                         262,200       2,363,641
      Pearson PLC                              314,500       3,586,429
      Reuters Group PLC                        382,300       2,727,829
      United Business Media PLC                261,400       2,385,683
      WPP Group PLC                            219,000       2,222,815
                                                          ------------
                                           Media Total      19,052,263

   MULTILINE RETAIL - 1.1%
      Big C Supercenter Public Co., Ltd.     1,169,300         512,472
      Seiyu Ltd. (a)                           499,000       1,976,190
      Takashimaya Co., Ltd.                    260,000       2,907,034
                                                          ------------
                                Multiline Retail Total       5,395,696

   SPECIALTY RETAIL - 1.5%
      Aoyama Trading Co., Ltd.                 117,500       2,890,037
      Nitori Co., Ltd.                          38,150       2,564,429
      USS Co., Ltd.                             25,610       2,126,697
                                                          ------------
                                Specialty Retail Total       7,581,163

   TEXTILES, APPAREL & LUXURY GOODS - 0.3%
      Sanyo Shokai Ltd.                        165,000       1,257,851
                                                          ------------
                Textiles, Apparel & Luxury Goods Total       1,257,851
                                                          ------------
                          CONSUMER DISCRETIONARY TOTAL      80,219,965

                                             Shares         Value ($)
                                          ------------    ------------
CONSUMER STAPLES - 5.9%

   BEVERAGES - 1.2%
      Diageo PLC                               181,900       2,377,830
      Pernod-Ricard SA                          31,425       3,828,488
                                                          ------------
                                       Beverages Total       6,206,318

   FOOD & STAPLES RETAILING - 0.9%
      Casino Guichard-Perrachon SA              22,300       2,141,877
      William Morrison Supermarkets PLC        526,742       2,430,379
                                                          ------------
                        Food & Staples Retailing Total       4,572,256

   FOOD PRODUCTS - 1.4%
      Nestle SA, Registered Shares              26,915       6,866,668
                                                          ------------
                                   Food Products Total       6,866,668

   HOUSEHOLD PRODUCTS - 1.5%
      Reckitt Benckiser PLC                    308,200       7,642,877
                                                          ------------
                              Household Products Total       7,642,877

   PERSONAL PRODUCTS - 0.3%
      Oriflame Cosmetics SA, SDR (a)            44,100       1,242,707
                                                          ------------
                               Personal Products Total       1,242,707

   TOBACCO - 0.6%
      Imperial Tobacco Group PLC               130,633       2,856,535
                                                          ------------
                                         Tobacco Total       2,856,535
                                                          ------------
                                CONSUMER STAPLES TOTAL      29,387,361

ENERGY - 8.8%

   OIL & GAS - 8.8%
      BP PLC                                 1,788,890      15,040,089
      EnCana Corp.                             137,600       5,943,951
      ENI S.p.A.                               584,681      11,771,154
      Norsk Hydro ASA                           34,100       2,148,000
      PTT Public Co., Ltd.                     949,400       3,386,826
      Total SA                                  32,680       6,008,270
                                                          ------------
                                       Oil & Gas Total      44,298,290
                                                          ------------
                                          ENERGY TOTAL      44,298,290

FINANCIALS - 23.9%

   COMMERCIAL BANKS - 12.6%
      Alpha Bank A.E.                          121,600       3,744,016
      Anglo Irish Bank Corp. PLC               149,600       2,360,132
      Banco Popular di Verona e Novara         164,400       2,678,592
      Banco Santander Central Hispano SA       311,400       3,391,397
      Barclays PLC                             644,100       5,691,377
      Chinatrust Financial Holding
        Co., Ltd.                            1,262,000       1,512,868
      Credit Agricole SA                       225,670       5,901,325
      Credit Suisse Group                      100,150       3,472,679
      Erste Bank der oesterreichen
        Sparkassen AG                           27,830       4,171,356
      Hansabank Ltd.                            86,849       2,757,410
      Kookmin Bank, ADR                         89,900       3,637,354


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                    Columbia International Equity Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)

   COMMERCIAL BANKS - (CONTINUED)
      Royal Bank of Scotland Group PLC         243,545       7,445,017
      Siam Commercial Bank Public
        Co., Ltd.                            3,656,200       4,145,774
      Societe Generale                          26,000       2,223,693
      Standard Chartered Ltd., PLC             145,098       2,437,147
      UFJ Holdings, Inc.                         1,248       7,922,290
                                                          ------------
                                Commercial Banks Total      63,492,427

   DIVERSIFIED FINANCIAL SERVICES - 1.9%
      ING Groep NV                             236,900       5,212,539
      Nomura Holdings, Inc.                    238,000       4,324,783
                                                          ------------
                  Diversified Financial Services Total       9,537,322

   INSURANCE - 4.8%
      Allianz AG, Registered Shares             61,210       6,674,548
      Daido Life Insurance Co., Ltd.               605       2,465,599
      Irish Life & Permanent PLC               204,800       3,362,037
      Millea Holdings, Inc.                        571       8,870,115
      Mitsui Sumitomo Insurance Co., Ltd.      235,000       2,496,812
                                                          ------------
                                       Insurance Total      23,869,111

   REAL ESTATE - 4.6%
      Land and Houses Public Co.,
        Ltd., NVDR                           7,799,500       2,305,369
      Mitsubishi Estates Co., Ltd.             775,000      10,485,928
      Sumitomo Realty & Development
        Co., Ltd.                              281,000       3,645,711
      Sun Hung Kai Properties Ltd.             755,000       6,902,962
                                                          ------------
                                     Real Estate Total      23,339,970
                                                          ------------
                                      FINANCIALS TOTAL     120,238,830

HEALTH CARE - 8.4%

   HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
      Nobel Biocare AG                           8,965       1,232,108
      Phonak Holding AG, Registered Shares      60,300       1,452,668
      ResMed, Inc. (a)                          16,500         745,635
      Smith & Nephew PLC                       847,092       8,363,576
                                                          ------------
                Health Care Equipment & Supplies Total      11,793,987

   PHARMACEUTICALS - 6.1%
      AstraZeneca PLC                           77,700       3,614,433
      Chugai Pharmaceutical Co., Ltd.          337,100       5,353,000
      Dr. Reddy's Laboratories Ltd., ADR       117,900       2,823,705
      GlaxoSmithKline PLC                      390,284       7,685,178
      Novartis AG, Registered Shares           106,340       4,518,852
      Takeda Chemical Industries Ltd.           68,600       3,052,251
      Teva Pharmaceutical Industries
        Ltd., ADR                               53,900       3,417,799
                                                          ------------
                                 Pharmaceuticals Total      30,465,218
                                                          ------------
                                     HEALTH CARE TOTAL      42,259,205

                                             Shares         Value ($)
                                          ------------    ------------
INDUSTRIALS - 8.4%

   BUILDING PRODUCTS - 0.5%
      Wienerberger AG                           78,200       2,598,288
                                                          ------------
                               Building Products Total       2,598,288

   COMMERCIAL SERVICES & SUPPLIES - 1.2%
      Capital Group PLC                        443,800       2,552,959
      Randstad Holding NV                      134,400       3,589,019
                                                          ------------
                  Commercial Services & Supplies Total       6,141,978

   CONSTRUCTION & ENGINEERING - 1.1%
      Shimizu Corp.                            551,000       3,001,084
      Taisei Corp.                             646,000       2,725,608
                                                          ------------
                      Construction & Engineering Total       5,726,692

   ELECTRICAL EQUIPMENT - 1.5%
      Nitto Denko Corp.                         44,800       2,457,266
      Siemens AG, Registered Shares             64,463       4,765,241
                                                          ------------
                            Electrical Equipment Total       7,222,507

   INDUSTRIAL CONGLOMERATES - 0.9%
      Burberry Group PLC                       468,900       3,084,226
      NIWS Co., Ltd.                               420       1,284,749
                                                          ------------
                        Industrial Conglomerates Total       4,368,975

   MACHINERY - 1.0%
      Atlas Copco AB, Class B                   79,000       2,577,112
      Linde AG                                  48,500       2,571,787
                                                          ------------
                                       Machinery Total       5,148,899

   ROAD & RAIL - 0.6%
      Tokyu Corp.                              456,000       2,850,957
                                                          ------------
                                     Road & Rail Total       2,850,957

   TRADING COMPANIES & DISTRIBUTORS - 0.8%
      Mitsubishi Corp.                         351,000       4,139,905
                                                          ------------
                Trading Companies & Distributors Total       4,139,905

   TRANSPORTATION INFRASTRUCTURE - 0.8%
      BAA PLC                                  413,199       3,923,453
                                                          ------------
                   Transportation Infrastructure Total       3,923,453
                                                          ------------
                                     INDUSTRIALS TOTAL      42,121,654

INFORMATION TECHNOLOGY - 10.3%

   COMMUNICATIONS EQUIPMENT - 0.4%
      Nortel Networks Corp. (a)                325,500       1,912,299
                                                          ------------
                        Communications Equipment Total       1,912,299

   COMPUTERS & PERIPHERALS - 0.3%
      Acer, Inc.                               977,000       1,512,200
                                                          ------------
                         Computers & Peripherals Total       1,512,200

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.7%
      Celestica, Inc. (a)                      128,200       2,085,625
      Epcos AG (a)                              98,500       2,235,187
      Flextronics International Ltd. (a)       126,800       2,183,496


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                    Columbia International Equity Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)

   ELECTRONIC EQUIPMENT & INSTRUMENTS - (CONTINUED)
      Hon Hai Precision Industry Co., Ltd.     340,000       1,470,410
      Hoya Corp.                                25,700       2,501,366
      Keyence Corp.                             18,800       4,571,779
      TDK Corp.                                 49,400       3,765,930
                                                          ------------
              Electronic Equipment & Instruments Total      18,813,793

   INTERNET SOFTWARE & SERVICES - 0.4%
      Index Corp.                                  368       2,025,526
                                                          ------------
                    Internet Software & Services Total       2,025,526

   IT SERVICES - 0.8%
      Indra Sistemas SA                        194,900       2,547,142
      TIS, Inc.                                 27,300       1,240,850
                                                          ------------
                                     IT Services Total       3,787,992

   OFFICE ELECTRONICS - 0.9%
      Canon, Inc.                               88,000       4,548,305
                                                          ------------
                              Office Electronics Total       4,548,305

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
      ARM Holdings PLC                         930,800       2,042,233
      Nikon Corp.                              124,000       1,646,833
      Samsung Electronics Co., Ltd.             18,891       9,453,764
      Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR (a)                     281,640       2,940,322
                                                          ------------
                       Semiconductors & Semiconductor
                                       Equipment Total      16,083,152

   SOFTWARE - 0.6%
      Dassault Systemes SA                      74,900       3,115,410
                                                          ------------
                                        Software Total       3,115,410
                                                          ------------
                          INFORMATION TECHNOLOGY TOTAL      51,798,677

MATERIALS - 6.3%

   CHEMICALS - 3.1%
      BASF AG                                   70,200       3,570,420
      MG Technologies AG                       171,500       2,401,724
      Shin-Etsu Chemical Co., Ltd.              57,700       2,423,417
      Syngenta AG                               68,702       5,014,071
      Yara International ASA (a)               261,600       1,899,605
                                                          ------------
                                       Chemicals Total      15,309,237

   CONSTRUCTION MATERIALS - 1.4%
      Siam Cement Public Co., Ltd.,
        NVDR (a)                             1,186,350       6,831,828
                                                          ------------
                          Construction Materials Total       6,831,828

                                             Shares         Value ($)
                                          ------------    ------------
   METALS & MINING - 0.5%
      BHP Billiton Ltd.                        273,166       2,562,835
                                                          ------------
                                 Metals & Mining Total       2,562,835

   PAPER & FOREST PRODUCTS - 1.3%
      Stora Enso Oyj, Class R                  330,450       4,164,113
      UPM Kymmene Oyj                          139,800       2,563,363
                                                          ------------
                         Paper & Forest Products Total       6,727,476
                                                          ------------
                                       MATERIALS TOTAL      31,431,376

TELECOMMUNICATION SERVICES - 7.7%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 3.7%
      France Telecom SA (a)                    142,800       3,658,691
      Nippon Telegraph & Telephone Corp.           459       2,596,826
      Portugal Telecom SGPS SA,
        Registered Shares                      239,280       2,679,567
      Telecom Italia S.p.A. (a)              1,453,703       4,561,762
      Telefonica SA                            326,620       4,947,862
                                                          ------------
          Diversified Telecommunication Services Total      18,444,708

   WIRELESS TELECOMMUNICATION SERVICES - 4.0%
      NTT DoCoMo, Inc.                           1,872       4,128,686
      Telefonaktiebolaget LM Ericsson
        SP, ADR (a)                            136,700       3,793,425
      VimpelCom, ADR (a)                        27,800       2,890,922
      Vodafone Group PLC                     4,059,800       9,637,265
                                                          ------------
             Wireless Telecommunication Services Total      20,450,298
                                                          ------------
                      TELECOMMUNICATION SERVICES TOTAL      38,895,006

UTILITIES - 1.9%

   ELECTRIC UTILITIES - 1.9%
      E.ON AG                                   36,600       2,414,141
      National Grid Transco PLC                609,600       4,832,984
      Public Power Corp.                        96,400       2,424,793
                                                          ------------
                              Electric Utilities Total       9,671,918
                                                          ------------
                                       UTILITIES TOTAL       9,671,918

                                   TOTAL COMMON STOCKS
                                (Cost of $402,423,529)     490,322,282

PREFERRED STOCK - 0.5%
CONSUMER DISCRETIONARY - 0.5%

   MEDIA - 0.5%
      Prosieben SAT.1 Media AG
      (Cost of $2,229,174)                     137,500       2,724,240
                                                          ------------


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                    Columbia International Equity Fund

                                             Par ($)        Value ($)
                                          ------------    ------------
SHORT-TERM OBLIGATION - 1.6%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      03/31/04, due 04/01/04 at 0.960%,
      collateralized by a U.S. Treasury
      Bond maturing 11/15/26, market
      value of $8,050,573 (repurchase
      proceeds $7,889,210)
      (Cost of $7,889,000)                   7,889,000       7,889,000
                                                          ------------

                             TOTAL INVESTMENTS - 99.7%
                            (COST OF $412,541,703) (b)     500,935,522

               OTHER ASSETS & LIABILITIES, NET  - 0.3%       1,540,779

                                   NET ASSETS - 100.0%     502,476,301


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

    SUMMARY OF SECURITIES                      % OF TOTAL
    BY COUNTRY                    VALUE       INVESTMENTS
    ------------------------   ------------   -----------
    Japan                      $129,095,913          25.8%
    United Kingdom              110,944,180          22.1
    France                       38,623,897           7.7
    Germany                      29,977,641           6.0
    Switzerland                  22,557,046           4.5
    Italy                        19,011,508           3.8
    Thailand                     17,182,269           3.4
    Netherlands                  16,156,992           3.2
    South Korea                  13,091,118           2.6
    Spain                        10,886,401           2.2
    Canada                        9,941,875           2.0
    United States                 8,634,635           1.7
    Taiwan                        7,435,800           1.5
    Hong Kong                     6,902,962           1.4
    Austria                       6,769,644           1.4
    Finland                       6,727,476           1.3
    Sweden                        6,370,537           1.3
    Greece                        6,168,809           1.2
    Ireland                       5,722,169           1.1
    Australia                     4,926,476           1.0
    Norway                        4,047,605           0.8
    Israel                        3,417,799           0.7
    Russia                        2,890,922           0.6
    India                         2,823,705           0.6
    Estonia                       2,757,410           0.6
    Portugal                      2,679,567           0.5
    Singapore                     2,183,496           0.4
    Panama                        1,764,963           0.4
    Luxembourg                    1,242,707           0.2
                               ------------   -----------
    Total                      $500,935,522         100.0%
                               ============   ===========

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

   ACRONYM                     NAME
   -------                     ----
    ADR           American Depositary Receipt
    NVDR         Non-Voting Depositary Receipt
    SDR           Swedish Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
March 31, 2004 (Unaudited)                          Columbia Large Cap Core Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - 99.1%
CONSUMER DISCRETIONARY - 13.9%

   HOTELS, RESTAURANTS & LEISURE - 1.0%
      Yum! Brands, Inc. (a)                    114,600       4,353,654
                                                          ------------
                   Hotels, Restaurants & Leisure Total       4,353,654

   HOUSEHOLD DURABLES - 1.2%
      Sony Corp., ADR                          120,000       5,017,200
                                                          ------------
                              Household Durables Total       5,017,200

   MEDIA - 6.6%
      Comcast Corp., Class A (a)               186,500       5,360,010
      Fox Entertainment Group, Inc.,
        Class A (a)                            198,700       5,384,770
      Liberty Media Corp., Class A (a)         541,908       5,933,893
      Viacom, Inc., Class A                    305,500      11,978,655
                                                          ------------
                                           Media Total      28,657,328

   MULTILINE RETAIL - 1.2%
      Family Dollar Stores, Inc.               144,500       5,194,775
                                                          ------------
                                Multiline Retail Total       5,194,775

   SPECIALTY RETAIL - 3.9%
      Abercrombie & Fitch Co., Class A         185,000       6,260,400
      Best Buy Co, Inc.                        112,000       5,792,640
      Staples, Inc. (a)                        199,800       5,072,922
                                                          ------------
                                Specialty Retail Total      17,125,962
                                                          ------------
                          CONSUMER DISCRETIONARY TOTAL      60,348,919

CONSUMER STAPLES - 8.6%

   BEVERAGES - 2.9%
      PepsiCo, Inc.                            232,000      12,493,200
                                                          ------------
                                       Beverages Total      12,493,200

   FOOD & STAPLES RETAILING - 2.0%
      Costco Wholesale Corp. (a)                87,400       3,282,744
      Wal-Mart Stores, Inc.                     93,190       5,562,511
                                                          ------------
                        Food & Staples Retailing Total       8,845,255

   HOUSEHOLD PRODUCTS - 3.2%
      Colgate-Palmolive Co.                     79,900       4,402,490
      Procter & Gamble Co.                      89,000       9,334,320
                                                          ------------
                              Household Products Total      13,736,810

   PERSONAL PRODUCTS - 0.5%
      Avon Products, Inc.                       27,900       2,116,773
                                                          ------------
                               Personal Products Total       2,116,773
                                                          ------------
                                CONSUMER STAPLES TOTAL      37,192,038

ENERGY - 5.6%

   ENERGY EQUIPMENT & SERVICES - 1.1%
      Baker Hughes, Inc.                       134,074       4,891,019
                                                          ------------
                     Energy Equipment & Services Total       4,891,019

                                             Shares         Value ($)
                                          ------------    ------------
   OIL & GAS - 4.5%
      ConocoPhillips                           119,000       8,307,390
      Exxon Mobil Corp.                        217,000       9,025,030
      Royal Dutch Petroleum Co.,
        N.Y. Registered Shares                  45,660       2,172,503
                                                          ------------
                                       Oil & Gas Total      19,504,923
                                                          ------------
                                          ENERGY TOTAL      24,395,942

FINANCIALS - 20.0%

   CAPITAL MARKETS - 3.6%
      Bank of New York Co., Inc.               101,900       3,209,850
      E*TRADE Financial Corp. (a)              255,200       3,406,920
      Merrill Lynch & Co., Inc.                148,070       8,819,049
                                                          ------------
                                 Capital Markets Total      15,435,819

   COMMERCIAL BANKS - 5.6%
      Fifth Third Bancorp                       39,200       2,170,504
      SouthTrust Corp.                          68,760       2,280,082
      U.S. Bancorp                             148,200       4,097,730
      Wachovia Corp.                           157,100       7,383,700
      Wells Fargo & Co.                        143,000       8,103,810
                                                          ------------
                                Commercial Banks Total      24,035,826

   CONSUMER FINANCE - 1.5%
      MBNA Corp.                               241,100       6,661,593
                                                          ------------
                                Consumer Finance Total       6,661,593

   DIVERSIFIED FINANCIAL SERVICES - 2.0%
      Citigroup, Inc.                          169,600       8,768,320
                                                          ------------
                  Diversified Financial Services Total       8,768,320

   INSURANCE - 5.9%
      AFLAC, Inc.                              124,173       4,984,304
      Hartford Financial Services Group, Inc.   74,000       4,713,800
      MetLife, Inc.                            126,770       4,523,154
      Travelers Property Casualty Corp.,
        Class A                                207,080       3,551,422
      Willis Group Holdings Ltd.                64,000       2,380,800
      XL Capital Ltd.                           71,000       5,398,840
                                                          ------------
                                       Insurance Total      25,552,320

   THRIFTS & MORTGAGE FINANCE - 1.4%
      Fannie Mae                                81,400       6,052,090
                                                          ------------
                      Thrifts & Mortgage Finance Total       6,052,090
                                                          ------------
                                      FINANCIALS TOTAL      86,505,968

HEALTH CARE - 14.3%
   BIOTECHNOLOGY - 0.7%
      Gilead Sciences, Inc. (a)                 38,000       2,119,260
      Invitrogen Corp. (a)                      17,075       1,224,107
                                                          ------------
                                   Biotechnology Total       3,343,367


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                          Columbia Large Cap Core Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - (CONTINUED)

   HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
      Alcon, Inc.                               34,900       2,209,170
      Medtronic, Inc.                          125,000       5,968,750
                                                          ------------
                Health Care Equipment & Supplies Total       8,177,920

   HEALTH CARE PROVIDERS & SERVICES - 3.2%
      Anthem, Inc. (a)                          74,600       6,761,744
      Caremark Rx, Inc. (a)                    213,100       7,085,575
                                                          ------------
                Health Care Providers & Services Total      13,847,319

   PHARMACEUTICALS - 8.5%
      Allergan, Inc.                            49,600       4,174,336
      GlaxoSmithKline PLC, ADR                  68,160       2,722,992
      Johnson & Johnson Co.                     82,980       4,208,746
      Pfizer, Inc.                             505,000      17,700,250
      Teva Pharmaceutical Industries
        Ltd., ADR                               77,000       4,882,570
      Watson Pharmaceuticals, Inc. (a)          71,300       3,050,927
                                                          ------------
                                 Pharmaceuticals Total      36,739,821
                                                          ------------
                                     HEALTH CARE TOTAL      62,108,427

INDUSTRIALS - 11.6%

   AEROSPACE & DEFENSE - 2.2%
      United Technologies Corp.                111,860       9,653,518
                                                          ------------
                             Aerospace & Defense Total       9,653,518

   AIR FREIGHT & LOGISTICS - 1.1%
      FedEx Corp.                               64,300       4,832,788
                                                          ------------
                         Air Freight & Logistics Total       4,832,788

   BUILDING PRODUCTS - 1.1%
      Masco Corp.                              154,900       4,715,156
                                                          ------------
                               Building Products Total       4,715,156

   COMMERCIAL SERVICES & SUPPLIES - 1.3%
      Avery Dennison Corp.                      35,000       2,177,350
      Cendant Corp.                            142,500       3,475,575
                                                          ------------
                  Commerical Services & Supplies Total       5,652,925

   INDUSTRIAL CONGLOMERATES - 1.5%
      General Electric Co.                     211,404       6,452,050
                                                          ------------
                        Industrial Conglomerates Total       6,452,050

   MACHINERY - 3.8%
      Federal Signal Corp.                     139,757       2,774,176
      Flowserve Corp. (a)                       70,000       1,466,500
      Ingersoll-Rand Co., Class A               66,620       4,506,843
      PACCAR, Inc.                              91,200       5,129,088
      Timken Co.                               109,753       2,549,562
                                                          ------------
                                       Machinery Total      16,426,169

                                             Shares         Value ($)
                                          ------------    ------------
TRADING COMPANIES & DISTRIBUTORS - 0.6%
      MSC Industrial Direct Co., Inc.,
        Class A  85,287                      2,554,346
                                                          ------------
                Trading Companies & Distributors Total       2,554,346
                                                          ------------
                                     INDUSTRIALS TOTAL      50,286,952

INFORMATION TECHNOLOGY - 20.1%

   COMMUNICATIONS EQUIPMENT - 2.6%
      Avaya, Inc. (a)                          139,900       2,221,612
      Cisco Systems, Inc. (a)                  389,100       9,151,632
                                                          ------------
                        Communications Equipment Total      11,373,244

   COMPUTERS & PERIPHERALS - 2.1%
      Lexmark International, Inc. (a)           99,781       9,179,852
                                                          ------------
                         Computers & Peripherals Total       9,179,852

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
      Agilent Technologies, Inc. (a)            63,200       1,999,016
      Flextronics International Ltd. (a)       246,130       4,238,359
                                                          ------------
              Electronic Equipment & Instruments Total       6,237,375

   IT SERVICES - 1.7%
      Accenture Ltd. (a)                       287,600       7,132,480
                                                          ------------
                                     IT Services Total       7,132,480

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.5%
      Altera Corp. (a)                          85,300       1,744,385
      Analog Devices, Inc.                     164,045       7,875,800
      KLA-Tencor Corp. (a)                      58,800       2,960,580
      Marvell Technology Group Ltd. (a)         85,100       3,833,755
      Maxim Integrated Products, Inc.          104,005       4,897,595
      Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR (a)                     654,600       6,834,024
                                                          ------------
                       Semiconductors & Semiconductor
                                       Equipment Total      28,146,139

   SOFTWARE - 5.7%
      Microsoft Corp.                          645,000      16,105,650
      Symantec Corp. (a)                       109,725       5,080,267
      VERITAS Software Corp. (a)               132,100       3,554,811
                                                          ------------
                                        Software Total      24,740,728
                                                          ------------
                          INFORMATION TECHNOLOGY TOTAL      86,809,818

MATERIALS - 4.0%
   CONTAINERS & PACKAGING - 0.5%
      Smurfit-Stone Container Corp. (a)        124,400       2,188,196
                                                          ------------
                          Containers & Packaging Total       2,188,196

   METALS & MINING - 1.9%
      Companhia Vale do Rio Doce, ADR          105,152       4,926,371
      Rio Tinto PLC, ADR                        31,000       3,117,980
                                                          ------------
                                 Metals & Mining Total       8,044,351


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                          Columbia Large Cap Core Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
MATERIALS - (CONTINUED)

   PAPER & FOREST PRODUCTS - 1.6%
      Aracruz Celulose SA, ADR                  35,000       1,338,750
      Weyerhaeuser Co.                          86,000       5,633,000
                                                          ------------
                         Paper & Forest Products Total       6,971,750
                                                          ------------
                                       MATERIALS TOTAL      17,204,297

UTILITIES - 1.0%

   ELECTRIC UTILITIES - 1.0%
      FirstEnergy Corp.                        114,860       4,488,729
                                                          ------------
                              Electric Utilities Total       4,488,729
                                                          ------------
                                       UTILITIES TOTAL       4,488,729

                                   TOTAL COMMON STOCKS
                                (Cost of $395,445,570)     429,341,090



                             TOTAL INVESTMENTS - 99.1%
                            (COST OF $395,445,570) (b)     429,341,090

                OTHER ASSETS & LIABILITIES, NET - 0.9%       3,739,754

                                   NET ASSETS - 100.0%     433,080,844

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                ACRONYM               NAME
                -------               ----
                  ADR       American Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
March 31, 2004 (Unaudited)                               Columbia Small Cap Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - 88.1%
CONSUMER DISCRETIONARY - 21.9%

   AUTO COMPONENTS - 1.2%
      Cooper Tire & Rubber Co.                 300,670       6,058,501
      Keystone Automotive Industries,
        Inc. (a)                               225,000       6,156,000
      R&B, Inc. (a)                            203,883       3,751,447
      Sauer-Danfoss, Inc.                      271,900       3,716,873
                                                          ------------
                                 Auto Components Total      19,682,821

   HOTELS, RESTAURANTS & LEISURE - 5.2%
      Buca, Inc. (a)                           450,000       2,812,500
      CEC Entertainment, Inc. (a)              217,230       7,537,881
      Checkers Drive-In Restaurant,
        Inc. (a)(b)                            607,900       7,385,985
      Famous Dave's of America, Inc. (a)       397,500       3,092,152
      Friendly Ice Cream Corp. (a)             230,000       3,553,500
      Gaylord Entertainment Co. (a)            253,000       7,817,700
      Jack in the Box, Inc. (a)                353,900       8,836,883
      Navigant International, Inc. (a)         325,000       5,850,000
      O'Charleys, Inc. (a)                     627,005      11,442,841
      Rare Hospitality International, Inc. (a) 125,000       3,468,750
      Ruby Tuesday, Inc.                       210,500       6,767,575
      Ryan's Family Steak Houses, Inc. (a)     418,650       7,163,102
      Steak N Shake Co. (a)                     96,200       1,851,850
      Entertainment Restaurant Corp. (a)       313,336       4,371,037
                                                          ------------
                   Hotels, Restaurants & Leisure Total      81,951,756

   HOUSEHOLD DURABLES - 1.5%
      Bassett Furniture Industries, Inc.       138,850       2,753,396
      Kimball International, Inc., Class B     127,400       1,996,358
      Rayovac Corp. (a)                        316,100       9,040,460
      Topps Co., Inc.                          268,900       2,567,995
      Yankee Candle Co., Inc. (a)              275,400       7,595,532
                                                          ------------
                              Household Durables Total      23,953,741

   INTERNET & CATALOG RETAIL - 0.5%
      Alloy, Inc. (a)                        1,227,100       5,890,080
      Valuevision Media, Inc., Class A (a)      98,600       1,513,510
                                                          ------------
                       Internet & Catalog Retail Total       7,403,590

   LEISURE EQUIPMENT & PRODUCTS -0.9%
      Callaway Golf Co.                        252,400       4,790,552
      RC2 Corp. (a)                            346,400       9,526,000
                                                          ------------
                    Leisure Equipment & Products Total      14,316,552

   MEDIA - 3.6%
      ADVO, Inc.                               360,699      11,621,722
      Catalina Marketing Corp. (a)             341,800       6,627,502
      Journal Communications, Inc., Class A    179,400       3,588,000
      Journal Register Co., (a)                367,500       7,680,750
      Paxson Communications Corp. (a)        1,275,400       4,974,060
      Pulitzer, Inc.                           144,200       6,957,650
      Regent Communications, Inc. (a)          401,600       2,614,416
      Scholastic Corp. (a)                     221,000       6,022,250
      Sinclair Broadcast Group, Inc.,
        Class A (a)                            263,100       3,288,750
      Young Broadcasting, Inc., Class A (a)    209,400       3,790,140
                                                          ------------
                                           Media Total      57,165,240

                                             Shares         Value ($)
                                          ------------    ------------
   SPECIALTY RETAIL - 6.4%
      AC Moore Arts & Crafts, Inc. (a)         175,000       4,725,000
      American Eagle Outfitters (a)            308,800       8,325,248
      Blue Rhino Corp. (a)                     306,700       5,195,498
      Buckle, Inc.                             349,900      10,133,104
      Dress Barn, Inc. (a)                     246,400       4,321,856
      Gaiam, Inc. (a)                          159,100         886,187
      Gymboree Corp. (a)                       499,500       8,376,615
      Hancock Fabrics, Inc.                    303,800       4,827,382
      InterTAN, Inc. (a)                       623,850       8,715,184
      Lithia Motors, Inc., Class A             314,300       8,690,395
      Monro Muffler Brake, Inc. (a)            198,200       4,953,018
      Party City Corp. (a)                     276,800       4,121,552
      Regis Corp.                              150,000       6,666,000
      Rent-A-Center, Inc. (a)                  167,750       5,534,072
      Rush Enterprises, Inc., Class A (a)      150,000       1,740,000
      Rush Enterprises, Inc., Class B (a)      150,000       1,725,000
      Stage Stores, Inc. (a)                    83,000       3,211,270
      Stein Mart, Inc. (a)                     303,900       4,193,820
      Wet Seal, Inc., Class A (a)              458,700       3,784,275
      Wilsons The Leather Experts, Inc. (a)    359,900       1,004,121
                                                          ------------
                                Specialty Retail Total     101,129,597

   TEXTILES, APPAREL & LUXURY GOODS - 2.6%
      Phillips-Van Heusen Corp.                311,900       5,770,150
      Quiksilver, Inc. (a)                     407,200       8,897,320
      Rocky Shoes & Boots, Inc. (a)             68,500       1,657,700
      Tommy Hilfiger Corp. (a)                 400,900       6,815,300
      Unifirst Corp. (b)                       472,800      13,039,824
      Vans, Inc. (a)                           320,700       4,746,360
                                                          ------------
                Textiles, Apparel & Luxury Goods Total      40,926,654
                                                          ------------
                          CONSUMER DISCRETIONARY TOTAL     346,529,951

CONSUMER STAPLES - 1.6%

   FOOD & STAPLES RETAILING - 0.7%
      Casey's General Stores, Inc.             316,570       5,255,062
      Ingles Markets, Inc., Class A             81,100         868,338
      United Natural Foods, Inc. (a)            55,900       2,688,231
      Wild Oats Markets, Inc. (a)              239,100       2,828,553
                                                          ------------
                        Food & Staples Retailing Total      11,640,184

   FOOD PRODUCTS - 0.9%
      Corn Products International, Inc.        145,800       5,832,000
      Delta & Pine Land Co.                    318,200       7,939,090
                                                          ------------
                                   Food Products Total      13,771,090
                                                          ------------
                                CONSUMER STAPLES TOTAL      25,411,274

ENERGY - 5.1%

   ENERGY EQUIPMENT & SERVICES - 2.2%
      Atwood Oceanics, Inc. (a)                181,500       6,459,585
      Core Laboratories NV (a)                 130,300       2,762,360
      Gulfmark Offshore, Inc. (a)              541,200       8,502,252
      Newpark Resources, Inc. (a)              831,000       4,321,200
      Oceaneering International, Inc. (a)      201,100       6,123,495


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                               Columbia Small Cap Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
ENERGY - (CONTINUED)

   ENERGY EQUIPMENT & SERVICES - (CONTINUED)
      Offshore Logistics, Inc. (a)             100,000       2,305,000
      Oil States International, Inc. (a)       194,500       2,614,080
      Pride International, Inc. (a)            100,200       1,709,412
                                                          ------------
                     Energy Equipment & Services Total      34,797,384

   OIL & GAS - 2.9%
      Brown (Tom), Inc. (a)                    258,100       9,704,560
      Cimarex Energy Co. (a)                   184,900       5,343,610
      Houston Exploration Co. (a)              235,400      10,529,442
      Plains Exploration & Production
        Co. (a)                                 84,245       1,570,327
      Southwestern Energy Co. (a)              282,400       6,811,488
      Vintage Petroleum, Inc.                  263,600       3,864,376
      Whiting Petroleum Corp. (a)              320,200       7,553,518
                                                          ------------
                                       Oil & Gas Total      45,377,321
                                                          ------------
                                          ENERGY TOTAL      80,174,705

FINANCIALS - 8.0%

   COMMERCIAL BANKS - 2.2%
      First Niagara Financial Group, Inc.      465,500       6,354,075
      Hanmi Financial Corp.                     32,398         861,463
      Matrix Bancorp, Inc. (a)                 227,400       2,580,990
      Oriental Financial Group                 360,537      11,483,103
      Republic Bancorp, Inc.                   269,937       3,795,314
      Riggs National Corp.                      61,300       1,054,973
      Taylor Capital Group, Inc.               129,628       2,987,925
      Willow Grove Bancorp, Inc.               272,000       4,868,800
                                                          ------------
                                Commercial Banks Total      33,986,643

   CONSUMER FINANCE - 0.3%
      Rewards Network, Inc. (a)                440,100       4,401,000
                                                          ------------
                                Consumer Finance Total       4,401,000

   DIVERSIFIED FINANCIAL SERVICES - 0.5%
      Jefferson Bancshares, Inc.               216,400       3,018,780
      Kirkland's, Inc. (a)                     335,000       5,470,550
                                                          ------------
                  Diversified Financial Services Total       8,489,330

   INSURANCE - 2.6%
      AmerUs Group Co.                         158,320       6,388,212
      Bristol West Holdings, Inc. (a)          256,100       5,224,440
      Direct General Corp.                     150,100       5,433,620
      Horace Mann Educators Corp.              251,200       3,948,864
      Hub International Ltd.                    49,500         908,325
      Navigators Group, Inc. (a)               152,800       4,397,584
      NYMAGIC, Inc.                            105,000       2,656,500
      Ohio Casualty Corp. (a)                  295,600       5,909,044
      Phoenix Companies, Inc.                  199,900       2,680,659
      PICO Holdings, Inc. (a)                   38,300         629,269
      Presidential Life Corp.                  140,100       2,098,698
      United Fire & Casualty Co. (a)            38,038       1,607,828
                                                          ------------
                                       Insurance Total      41,883,043

                                             Shares         Value ($)
                                          ------------    ------------
   REAL ESTATE - 1.3%
      Corporate Office Properties Trust,
        Inc., REIT                              79,200       1,980,000
      First Potomac Realty Trust               330,500       6,907,450
      Healthcare Realty Trust, Inc., REIT       43,050       1,838,235
      Innkeepers USA Trust, Inc., REIT         326,500       2,984,210
      Kilroy Realty Corp., REIT                 59,000       2,094,500
      Medical Office Properties, Inc. (a)(c)   277,825       4,695,242
                                                          ------------
                                     Real Estate Total      20,499,637

   THRIFTS & MORTGAGE FINANCE - 1.1%
      Anchor BanCorp Wisconsin, Inc.           157,400       4,021,570
      Dime Community Bancshares                283,200       5,763,120
      Webster Financial Corp.                  145,900       7,398,589
                                                          ------------
                      Thrifts & Mortgage Finance Total      17,183,279
                                                          ------------
                                      FINANCIALS TOTAL     126,442,932

HEALTH CARE - 12.4%

   BIOTECHNOLOGY - 1.5%
      BioMarin Pharmaceuticals, Inc. (a)       227,950       1,714,184
      CV Therapeutics, Inc. (a)                184,200       2,786,946
      Lifecell Corp. (a)                       600,000       4,920,000
      PRAECIS Pharmaceuticals, Inc. (a)        507,100       2,996,961
      Serologicals Corp. (a)                   437,100       8,916,840
      Strategic Diagnostics, Inc. (a)          700,000       2,765,000
                                                          ------------
                                   Biotechnology Total      24,099,931

   HEALTH CARE EQUIPMENT & SUPPLIES - 5.3%
      Analogic Corp.                           158,700       7,219,263
      Cytyc Corp. (a)                          322,500       7,175,625
      Datascope Corp.                          163,250       5,736,605
      Haemonetics Corp. (a)                    197,000       6,195,650
      Immucor, Inc. (a)                        336,950       6,105,534
      Invacare Corp.                           453,300      20,461,962
      Lifecore Biomedical, Inc. (a)            300,300       2,252,250
      STAAR Surgical Co. (a)                   530,600       4,759,482
      SurModics, Inc. (a)                      100,000       1,991,000
      Thoratec Corp. (a)                       749,200       9,357,508
      West Pharmaceutical Services, Inc.       316,000      11,818,400
                                                          ------------
                Health Care Equipment & Supplies Total      83,073,279

   HEALTH CARE PROVIDERS & SERVICES - 4.6%
      Amsurg Corp. (a)                         150,000       3,406,500
      Beverly Enterprises, Inc. (a)            628,500       4,022,400
      LabOne, Inc. (a)                         182,300       5,541,920
      Pediatrix Medical Group, Inc. (a)        134,200       8,454,600
      Priority Healthcare Corp. (a)            316,975       6,748,398
      Proxymed, Inc. (a)                       100,000       1,904,000
      PSS World Medical, Inc. (a)              590,700       6,609,933
      Psychiatric Solutions, Inc. (a)          215,700       4,044,375
      Res-Care, Inc. (a)                       899,125      11,490,818
      Select Medical Corp.                     470,000       7,849,000
      Symbion, Inc. (a)                         17,700         321,432
      Triad Hospitals, Inc. (a)                297,400       9,165,868
      U.S. Physical Therapy, Inc. (a)          273,200       3,770,160
                                                          ------------
                Health Care Providers & Services Total      73,329,404


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                               Columbia Small Cap Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - (CONTINUED)

   PHARMACEUTICALS - 1.0%
      Acusphere, Inc. (a)                      344,500       2,876,575
      Valeant Pharmaceuticals International    517,226      12,346,185
                                                          ------------
                                 Pharmaceuticals Total      15,222,760
                                                          ------------
                                     HEALTH CARE TOTAL     195,725,374

INDUSTRIALS - 17.3%

   AEROSPACE & DEFENSE - 1.5%
      Armor Holdings, Inc. (a)                 473,765      15,681,622
      Kaman Corp., Class A                      45,700         682,301
      Ladish Co., Inc. (a)                     276,300       2,425,914
      Moog, Inc., Class A (a)                  156,000       5,322,720
                                                          ------------
                             Aerospace & Defense Total      24,112,557

   AIR FREIGHT & LOGISTICS - 0.8%
      AirNet Systems, Inc. (a)                 365,100       1,803,594
      J.B. Hunt Transport Services, Inc. (a)   139,200       3,921,264
      Ryder System, Inc.                       187,000       7,242,510
                                                          ------------
                         Air Freight & Logistics Total      12,967,368

   BUILDING PRODUCTS - 1.2%
      Jacuzzi Brands, Inc. (a)                 757,500       7,105,350
      NCI Building Systems, Inc. (a)           338,200       7,934,172
      Trex Co., Inc. (a)                       121,100       4,130,721
                                                          ------------
                               Building Products Total      19,170,243

   COMMERCIAL SERVICES & SUPPLIES - 5.1%
      Capital Environmental Resource,
        Inc. (a)                                98,800         528,481
      Cornell Companies, Inc. (a)(b)           765,600       8,857,992
      Danka Business Systems PLC,
        ADR (a)                              1,600,000       6,817,600
      FTI Consulting, Inc. (a)                 620,000      10,329,200
      G&K Services, Inc., Class A              180,900       6,733,098
      HMS Holdings Corp. (a)                   194,400       1,290,816
      infoUSA, Inc. (a)                        333,100       3,500,881
      Kforce, Inc. (a)                         915,884       8,700,898
      Layne Christensen Co. (a)                 85,400       1,251,110
      Mobile Mini, Inc. (a)                    111,000       1,920,300
      MPW Industrial Services Group,
        Inc. (a)                               188,100         496,584
      Nashua Corp. (a)                         169,600       1,455,168
      NCO Group, Inc. (a)                      368,330       8,607,872
      RemedyTemp, Inc., Class A (a)            125,210       1,659,032
      School Specialty, Inc. (a)               194,200       6,907,694
      Sotheby's Holdings, Inc., Class A (a)    163,800       2,104,830
      Spherion Corp. (a)                       499,200       5,106,816
      Tetra Tech, Inc. (a)                     177,000       3,798,420
      Westaff, Inc. (a)                        138,400         283,720
      Willis Lease Finance Corp. (a)            87,100         779,632
                                                          ------------
                  Commercial Services & Supplies Total      81,130,144

                                             Shares         Value ($)
                                          ------------    ------------
   CONSTRUCTION & ENGINEERING - 1.6%
      Chicago Bridge & Iron Co. NV, N.Y.
        Registered Shares                      359,500      10,004,885
      EMCOR Group, Inc. (a)                    261,500       9,597,050
      Mastec, Inc. (a)                         216,700       2,052,149
      Shaw Group, Inc. (a)                     343,200       3,720,288
                                                          ------------
                      Construction & Engineering Total      25,374,372

   ELECTRICAL EQUIPMENT - 0.3%
      Powell Industries, Inc. (a)              172,700       3,067,152
      Wood's (T.B.) Corp.                      108,207         941,401
                                                          ------------
                            Electrical Equipment Total       4,008,553

   INDUSTRIAL CONGLOMERATES - 0.1%
      Gerber Scientific, Inc. (a)              287,400       1,954,320
                                                          ------------
                        Industrial Conglomerates Total       1,954,320

   MACHINERY - 5.1%
      AGCO Corp. (a)                           226,300       4,686,673
      Albany International Corp., Class A      600,005      16,134,134
      CIRCOR International, Inc.               248,900       5,625,140
      Flowserve Corp. (a)                      155,635       3,260,553
      Key Technology, Inc. (a)                 189,265       3,032,025
      Lydall, Inc. (a)                         188,600       1,923,720
      Oshkosh Truck Corp.                       64,500       3,592,650
      Pentair, Inc.                            149,600       8,826,400
      Reliance Steel & Aluminum Co.            328,100      11,532,715
      Terex Corp. (a)                          193,944       7,170,110
      Thomas Industries, Inc.                  241,585       7,609,928
      Watts Water Technologies, Inc.           283,400       6,628,726
                                                          ------------
                                       Machinery Total      80,022,774

   ROAD & RAIL - 1.6%
      Arkansas Best Corp.                      391,600      10,490,964
      Kansas City Southern (a)                 403,845       5,613,446
      P.A.M. Transportation Services,
        Inc., (a)                              101,400       1,754,220
      USF Corp.                                106,600       3,647,852
      Werner Enterprises, Inc.                 185,125       3,508,119
                                                          ------------
                                     Road & Rail Total      25,014,601
                                                          ------------
                                     INDUSTRIALS TOTAL     273,754,932

INFORMATION TECHNOLOGY - 11.8%

   COMMUNICATIONS EQUIPMENT - 0.6%
      NMS Communications Corp. (a)             204,190       1,462,000
      Paradyne Networks Corp. (a)            1,050,000       3,916,500
      Performance Technologies, Inc. (a)       236,400       3,992,796
                                                          ------------
                        Communications Equipment Total       9,371,296

   COMPUTERS & PERIPHERALS - 1.8%
      Cray, Inc. (a)                           814,500       5,400,135
      Hypercom Corp. (a)                       475,800       3,777,852
      Imation Corp.                            249,500       9,386,190
      Intergraph Corp. (a)                      83,383       2,016,201
      Maxtor Corp. (a)                         334,600       2,726,990


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                               Columbia Small Cap Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)

   COMPUTERS & PERIPHERALS - (CONTINUED)
      Presstek, Inc. (a)                        12,200         132,736
      Rimage Corp. (a)                         162,900       2,521,692
      Storage Technology Corp. (a)             100,000       2,783,000
                                                          ------------
                         Computers & Peripherals Total      28,744,796

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
      Agilysys, Inc.                           289,600       3,446,240
      Benchmark Electronics, Inc. (a)          554,750      17,463,530
      Itron, Inc. (a)                          300,300       5,588,583
      K-Tron International, Inc. (a)            47,710       1,016,223
      Keithley Instruments, Inc.               293,640       6,081,284
      LeCroy Corp. (a)                         139,500       2,897,415
      LSI Industries, Inc.                     575,965       7,003,734
      Merix Corp. (a)                          135,400       2,498,130
      Technitrol, Inc. (a)                     313,010       5,884,588
                                                          ------------
              Electronic Equipment & Instruments Total      51,879,727

   INTERNET SOFTWARE & SERVICES - 0.3%
      Allscripts Healthcare Solutions,
        Inc. (a)                               200,000       1,940,000
      Selectica, Inc. (a)                      516,400       2,819,544
                                                          ------------
                    Internet Software & Services Total       4,759,544

   IT SERVICES - 2.1%
      Acxiom Corp.                             142,060       3,119,638
      Analysts International Corp. (a)         523,900       1,545,505
      Computer Task Group, Inc. (a)            792,500       4,192,325
      Gartner, Inc., Class A (a)               232,000       2,702,800
      Inforte Corp. (a)                        450,000       4,500,000
      Integral Systems, Inc. (a)               168,100       3,193,900
      ProQuest Co. (a)                         394,230      11,499,689
      Startek, Inc.                             59,700       2,169,498
                                                          ------------
                                     IT Services Total      32,923,355

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
      Anadigics, Inc. (a)                      364,300       2,265,946
      Asyst Technologies, Inc. (a)             155,700       1,281,411
      ChipPAC, Inc., Class A (a)               323,200       2,556,512
      Fairchild Semiconductor International,
        Inc., Class A (a)                      293,200       7,045,596
      Pericom Semiconductor Corp. (a)          343,260       3,940,625
                                                          ------------
                       Semiconductors & Semiconductor
                                       Equipment Total      17,090,090

   SOFTWARE - 2.6%
      BindView Development Corp. (a)         1,338,700       4,551,580
      MAPICS, Inc. (a)                         159,400       1,287,952
      Mapinfo Corp. (a)                        249,000       3,177,240
      Mediware Information Systems,
        Inc. (a)                               158,300       2,803,493
      MSC.Software Corp. (a)                   460,515       4,057,137
      PLATO Learning, Inc. (a)                 419,100       4,228,719

                                             Shares         Value ($)
                                          ------------    ------------
      Progress Software Corp. (a)              253,400       6,079,066
      Sybase, Inc. (a)                         465,600       9,772,944
      THQ, Inc. (a)                            288,000       5,826,240
                                                          ------------
                                        Software Total      41,784,371
                                                          ------------
                          INFORMATION TECHNOLOGY TOTAL     186,553,179

MATERIALS - 7.0%

   CHEMICALS - 4.0%
      Airgas, Inc.                             251,900       5,365,470
      Albemarle Corp.                          221,360       6,419,440
      Cambrex Corp.                            259,200       6,972,480
      Fuller (H.B.) Co.                        330,860       9,409,658
      MacDermid, Inc.                          308,000      10,838,520
      Millennium Chemicals, Inc. (a)           356,600       5,327,604
      Olin Corp.                               176,900       3,157,665
      Sensient Technologies Corp.              307,800       5,746,626
      Spartech Corp.                           392,800       9,780,720
                                                          ------------
                                       Chemicals Total      63,018,183

   CONTAINERS & PACKAGING - 1.3%
      Greif, Inc., Class A                     359,600      12,564,424
      Jarden Corp. (a)                         124,050       4,405,016
      Longview Fibre Co.                       204,800       2,285,568
      Peak International Ltd. (a)              244,650       1,712,550
                                                          ------------
                          Containers & Packaging Total      20,967,558

   METALS & MINING - 1.0%
      GrafTech International Ltd. (a)          254,900       3,810,755
      Hecla Mining Co. (a)                     298,300       2,508,703
      Northwest Pipe Co. (a)                   276,650       4,011,425
      Steel Dynamics, Inc. (a)                 214,700       5,320,266
                                                          ------------
                                 Metals & Mining Total      15,651,149

   PAPER & FOREST PRODUCTS - 0.7%
      Buckeye Technologies, Inc. (a)           208,200       2,156,952
      Glatfelter                               331,440       3,725,386
      Louisiana-Pacific Corp.                  206,600       5,330,280
                                                          ------------
                         Paper & Forest Products Total      11,212,618
                                                          ------------
                                       MATERIALS TOTAL     110,849,508

TELECOMMUNICATION SERVICES - 0.5%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
      CT Communications, Inc.                  208,400       2,882,172
      General Communication, Inc.,
        Class A (a)                            397,300       3,615,430
                                                          ------------
          Diversified Telecommunication Services Total       6,497,602

   WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      LCC International, Inc., Class A (a)     323,100       1,938,600
                                                          ------------
             Wireless Telecommunication Services Total       1,938,600
                                                          ------------
                      TELECOMMUNICATION SERVICES TOTAL       8,436,202


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                               Columbia Small Cap Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
UTILITIES - 2.5%

   ELECTRIC UTILITIES - 0.2%
      Idacorp, Inc.                            102,800       3,073,720
                                                          ------------
                              Electric Utilities Total       3,073,720

   GAS UTILITIES - 2.0%
      Cascade Natural Gas Corp.                 92,550       2,016,665
      New Jersey Resources Corp.               158,750       6,000,750
      Northwest Natural Gas Co.                154,700       4,834,375
      NUI Corp.                                443,100       7,492,821
      South Jersey Industries, Inc.            105,500       4,316,005
      Southwest Gas Corp.                      301,500       7,055,100
                                                          ------------
                                   Gas Utilities Total      31,715,716

   WATER UTILITIES - 0.3%
      American States Water Co.                 85,150       2,077,660
      Aqua America, Inc.                       124,468       2,698,466
                                                          ------------
                                 Water Utilities Total       4,776,126
                                                          ------------
                                       UTILITIES TOTAL      39,565,562

                                   TOTAL COMMON STOCKS
                              (Cost of $1,145,131,602)   1,393,443,619

INVESTMENT MANAGEMENT COMPANIES - 3.2%
      iShares Russell 2000 Index Fund          385,000      45,276,000
      iShares Russell 2000 Value Index Fund     30,000       5,134,500
                                                          ------------
                                      TOTAL INVESTMENT
                                  MANAGEMENT COMPANIES
                                 (Cost of $47,255,978)      50,410,500

CONVERTIBLE PREFERRED STOCK - 0.2%
FINANCIALS - 0.2%

   INSURANCE - 0.2%
      United Fire & Casualty Co.
      Series A, 6.380%
      (Cost of $3,425,000)                     137,000       4,108,630
                                                          ------------

                                             Par ($)        Value ($)
                                          ------------    ------------
SHORT-TERM OBLIGATION - 8.5%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      03/31/04, due 04/01/04 at 0.960%,
      collateralized by a U.S. Treasury
      Bond maturing 08/15/19, market
      value of $136,841,441 (repurchase
      proceeds $134,151,577)
      (Cost of $134,148,000)               134,148,000     134,148,000
                                                          ------------

                            TOTAL INVESTMENTS - 100.0%
                          (COST OF $1,329,960,580) (D)   1,582,110,749

                OTHER ASSETS & LIABILITIES, NET - 0.0%        (639,716)

                                   NET ASSETS - 100.0%   1,581,471,033

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Investments in affiliated companies at March 31, 2004:

    An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares outstanding

    Security Name:      Checkers Drive-In Restaurant, Inc.

    Shares as of 09/30/03:                     319,000
    Shares purchased:                          288,900
    Shares as of 03/31/04:                     607,900
    Net realized gain or loss:             $        --
    Dividend income earned:                $        --
    Value at end of period:                $ 7,385,985

    Security Name:      Cornell Companies, Inc.

    Shares as of 09/30/03:                     343,100
    Shares purchased:                          422,500
    Shares as of 03/31/04:                     765,600
    Net realized gain or loss:             $        --
    Dividend income earned:                $        --
    Value at end of period:                $ 8,857,992

    Security Name:      Unifirst Corp.

    Shares as of 09/30/03:                     422,800
    Shares purchased:                           50,000
    Shares as of 03/31/04:                     472,800
    Net realized gain or loss:             $        --
    Dividend income earned:                $    33,960
    Value at end of period:                $13,039,824

(c) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(d) Cost for both financial statement and federal income tax purposes is the same.

            ACRONYM                  NAME
            -------                  ----
              ADR        American Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
March 31, 2004 (Unaudited)                    Columbia Small Company Equity Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - 99.5%
CONSUMER DISCRETIONARY - 16.8%

   HOTELS, RESTAURANTS & LEISURE - 5.2%
      Alliance Gaming Corp. (a)                151,600       4,870,908
      Gaylord Entertainment Co. (a)            109,300       3,377,370
      Pinnacle Entertainment, Inc. (a)          91,800       1,266,840
      Scientific Games Corp., Class A (a)      234,600       4,391,712
      Station Casinos, Inc.                    190,400       8,409,968
                                                          ------------
                   Hotels, Restaurants & Leisure Total      22,316,798

   MEDIA - 4.3%
      Cumulus Media, Inc., Class A (a)         116,000       2,318,840
      Journal Communications, Inc.              62,400       1,248,000
      Lin TV Corp., Class A (a)                171,000       4,071,510
      Radio One, Inc., Class D (a)             142,700       2,639,950
      Sinclair Broadcast Group, Inc.,
        Class A (a)                            397,800       4,972,500
      TiVo, Inc. (a)                           316,600       2,814,574
                                                          ------------
                                           Media Total      18,065,374

   SPECIALTY RETAIL - 7.3%
      Bombay Co., Inc. (a)                     416,000       3,265,600
      Cost Plus, Inc. (a)                      128,700       5,373,225
      Jarden Corp. (a)                         291,750      10,360,042
      Party City Corp. (a)                      99,900       1,487,511
      PETCO Animal Supplies, Inc. (a)          185,300       5,221,754
      Sharper Image Corp. (a)                  161,900       5,274,702
                                                          ------------
                                Specialty Retail Total      30,982,834
                                                          ------------
                          CONSUMER DISCRETIONARY TOTAL      71,365,006

CONSUMER STAPLES - 1.3%
   FOOD & STAPLES RETAILING - 0.5%
      Performance Food Group Co. (a)            58,700       2,016,345
                                                          ------------
                        Food & Staples Retailing Total       2,016,345

   FOOD PRODUCTS - 0.8%
      American Italian Pasta Co., Class A       81,300       3,246,309
                                                          ------------
                                   Food Products Total       3,246,309
                                                          ------------
                                CONSUMER STAPLES TOTAL       5,262,654

ENERGY - 4.1%

   ENERGY EQUIPMENT & SERVICES - 2.0%
      Key Energy Services, Inc. (a)            235,000       2,585,000
      Maverick Tube Corp. (a)                  128,200       3,019,110
      Unit Corp. (a)                           105,000       2,879,100
                                                          ------------
                     Energy Equipment & Services Total       8,483,210

   OIL & GAS - 2.1%
      Patina Oil & Gas Corp.                   136,900       3,593,625
      Tom Brown, Inc. (a)                       64,100       2,410,160
      Western Gas Resources, Inc.               57,200       2,908,620
                                                          ------------
                                       Oil & Gas Total       8,912,405
                                                          ------------
                                          ENERGY TOTAL      17,395,615

                                             Shares         Value ($)
                                          ------------    ------------
FINANCIALS - 10.2%

   CAPITAL MARKETS - 2.3%
      Investors Financial Services Corp.       132,500       5,474,900
      Jefferies Group, Inc.                    128,300       4,532,839
                                                          ------------
                                 Capital Markets Total      10,007,739

   COMMERCIAL BANKS - 3.6%
      Boston Private Financial Holdings, Inc.  125,800       3,522,400
      East West Bancorp, Inc.                   84,400       4,726,400
      Mercantile Bank Corp.                     97,300       3,454,150
      Prosperity Bancshares, Inc.              148,000       3,486,880
                                                          ------------
                                Commercial Banks Total      15,189,830

   DIVERSIFIED FINANCIAL SERVICES - 2.3%
      Commercial Capital Bancorp, Inc. (a)     186,900       4,283,748
      MTC Technologies, Inc. (a)               135,700       3,407,427
      National Financial Partners Corp.         59,900       1,931,775
                                                          ------------
                  Diversified Financial Services Total       9,622,950

   INSURANCE - 2.0%
      Infinity Property & Casualty Corp.       154,200       4,846,506
      Philadelphia Consolidated
        Holding Co. (a)                         66,900       3,880,200
                                                          ------------
                                       Insurance Total       8,726,706
                                                          ------------
                                      FINANCIALS TOTAL      43,547,225

HEALTH CARE - 23.5%

   BIOTECHNOLOGY - 6.3%
      BioMarin Pharmaceuticals, Inc. (a)       374,100       2,813,232
      Ciphergen Biosystems, Inc. (a)           190,000       1,582,700
      Cytogen Corp. (a)                        161,300       1,980,764
      Exact Sciences Corp. (a)                 228,800       1,777,776
      Ilex Oncology, Inc. (a)                  146,000       3,492,320
      NeoPharm, Inc. (a)                        96,200       1,804,712
      Neurocrine Biosciences, Inc. (a)          67,400       3,983,340
      Protein Design Labs, Inc. (a)            157,900       3,761,178
      Serologicals Corp. (a)                    50,400       1,028,160
      Telik, Inc. (a)                          164,300       4,409,812
                                                          ------------
                                   Biotechnology Total      26,633,994

   HEALTH CARE EQUIPMENT & SUPPLIES - 7.2%
      Bio-Rad Laboratories, Inc., Class A (a)   50,050       2,821,319
      Cardiac Science, Inc. (a)                542,700       2,371,599
      Conceptus, Inc. (a)                      227,400       2,710,608
      Cytyc Corp. (a)                          209,800       4,668,050
      Integra LifeSciences Holdings Corp. (a)  118,400       3,625,408
      LCA-Vision, Inc. (a)                     120,000       2,816,400
      Medical Action Industries, Inc. (a)      238,000       4,864,720
      Palomar Medical Technologies, Inc. (a)    67,900       1,224,916
      SonoSite, Inc. (a)                       155,600       3,318,948
      SurModics, Inc. (a)                      103,900       2,068,649
                                                          ------------
                Health Care Equipment & Supplies Total      30,490,617


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                    Columbia Small Company Equity Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - (CONTINUED)

   HEALTH CARE PROVIDERS & SERVICES - 2.4%
      Advisory Board Co. (a)                   108,800       3,976,640
      America Service Group, Inc. (a)           63,700       2,184,910
      LifePoint Hospitals, Inc. (a)             90,800       2,936,472
      U.S. Physical Therapy, Inc. (a)           86,500       1,193,700
                                                          ------------
                Health Care Providers & Services Total      10,291,722

   PHARMACEUTICALS - 7.6%
      Advancis Pharmaceutical Corp. (a)        253,863       2,320,308
      Atrix Laboratories, Inc. (a)             100,800       2,570,400
      Caraco Pharmaceutical Laboratories
        Ltd. (a)                                88,800         902,208
      DepoMed, Inc. (a)                        372,700       2,918,241
      DOV Pharmaceutical, Inc. (a)             208,100       3,229,712
      Nektar Therapeutics (a)                  207,200       4,471,376
      Noven Pharmaceuticals, Inc. (a)          187,700       4,029,919
      Renovis, Inc. (a)                        214,400       2,176,160
      Salix Pharmaceuticals Ltd. (a)           184,200       5,345,484
      Taro Pharmaceuticals Industries (a)       78,600       4,558,014
                                                          ------------
                                 Pharmaceuticals Total      32,521,822
                                                          ------------
                                     HEALTH CARE TOTAL      99,938,155
INDUSTRIALS - 12.0%

   AEROSPACE & DEFENSE - 0.8%
      DRS Technologies, Inc. (a)               129,700       3,629,006
                                                          ------------
                             Aerospace & Defense Total       3,629,006

   AIR FREIGHT & LOGISTICS - 1.9%
      EGL, Inc. (a)                            284,000       5,100,640
      UTI Worldwide, Inc.                       64,300       2,873,567
                                                          ------------
                         Air Freight & Logistics Total       7,974,207

   COMMERCIAL SERVICES & SUPPLIES - 3.6%
      Arbitron, Inc. (a)                        98,200       3,953,532
      Corporate Executive Board Co.             66,600       3,130,200
      Navigant Consulting, Inc. (a)            130,100       2,631,923
      NCO Group, Inc. (a)                      124,100       2,900,217
      Sylvan Learning Systems, Inc. (a)         76,500       2,685,915
                                                          ------------
                  Commercial Services & Supplies Total      15,301,787

   CONSTRUCTION & ENGINEERING - 0.8%
      Chicago Bridge & Iron Co. NV,
        N.Y. Registered Shares                 119,000       3,311,770
                                                          ------------
                      Construction & Engineering Total       3,311,770

   ELECTRICAL EQUIPMENT - 0.6%
      Plug Power, Inc. (a)                     320,000       2,470,400
                                                          ------------
                            Electrical Equipment Total       2,470,400

   MACHINERY - 1.1%
      Cuno, Inc. (a)                            63,875       2,866,710
      RAE Systems, Inc. (a)                    486,600       1,975,596
                                                          ------------
                                       Machinery Total       4,842,306

                                             Shares         Value ($)
                                          ------------    ------------
   ROAD & RAIL - 2.8%
      Genesee & Wyoming, Inc., Class A (a)     149,550       3,693,885
      Heartland Express, Inc.                  126,700       2,886,226
      Old Dominion Freight Line, Inc. (a)       74,000       2,493,800
      Sirva, Inc. (a)                          122,000       2,942,640
                                                          ------------
                                     Road & Rail Total      12,016,551

   TRADING COMPANIES & DISTRIBUTORS - 0.4%
      Aceto Corp.                              100,900       1,585,139
                                                          ------------
                Trading Companies & Distributors Total       1,585,139
                                                          ------------
                                     INDUSTRIALS TOTAL      51,131,166

INFORMATION TECHNOLOGY - 29.9%

   COMMUNICATIONS EQUIPMENT - 2.7%
      F5 Networks, Inc. (a)                     92,500       3,131,125
      Finisar Corp. (a)                        773,000       1,685,140
      Inter-Tel, Inc.                           66,200       1,989,972
      Netopia, Inc. (a)                        195,100       2,391,926
      NMS Communications Corp. (a)             306,100       2,191,676
                                                          ------------
                        Communications Equipment Total      11,389,839

   COMPUTERS & PERIPHERALS - 2.1%
      Applied Films Corp. (a)                  120,300       3,356,370
      Cray, Inc. (a)                           321,900       2,134,197
      Pinnacle Systems, Inc. (a)               361,200       3,261,636
                                                          ------------
                         Computers & Peripherals Total       8,752,203

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
      Anixter International, Inc. (a)           89,400       2,525,550
      Coherent, Inc. (a)                       103,000       2,707,870
      Global Imaging Systems, Inc. (a)         131,200       4,358,464
      Itron, Inc. (a)                          170,000       3,163,700
      Planar Systems, Inc. (a)                  82,300       1,171,129
                                                          ------------
              Electronic Equipment & Instruments Total      13,926,713

   INTERNET SOFTWARE & SERVICES - 3.7%
      Corillian Corp. (a)                      439,500       2,175,525
      Digital River, Inc. (a)                  154,700       3,621,527
      Digitas, Inc. (a)                        395,000       4,064,550
      Equinix, Inc. (a)                         68,700       2,487,696
      PEC Solutions, Inc. (a)                   93,700       1,238,714
      Quovadx, Inc. (a)                        281,200       1,034,816
      Telecommunication Systems, Inc.,
        Class A (a)                            181,400       1,306,080
                                                          ------------
                    Internet Software & Services Total      15,928,908

   IT SERVICES - 0.2%
      GRIC Communications, Inc. (a)            257,100         861,285
                                                          ------------
                                     IT Services Total         861,285


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                    Columbia Small Company Equity Fund

                                             Shares         Value ($)
                                          ------------    ------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.6%
      Artisan Components, Inc. (a)             235,700       5,253,753
      August Technology Corp. (a)              172,200       2,583,000
      Brooks Automation, Inc. (a)              185,600       3,893,888
      DSP Group, Inc. (a)                       87,100       2,241,083
      Entegris, Inc. (a)                       443,800       5,618,508
      FEI Co. (a)                              136,400       2,980,340
      Integrated Circuit Systems, Inc. (a)      78,900       1,974,867
      IXYS Corp. (a)                           425,300       3,997,820
      Lattice Semiconductor Corp. (a)          201,100       1,755,603
      Mykrolis Corp. (a)                       221,700       3,161,442
      Silicon Image, Inc. (a)                  427,300       4,401,190
      Silicon Storage Technology, Inc. (a)     439,500       5,687,130
      Skyworks Solutions, Inc. (a)             183,100       2,134,946
      Transmeta Corp. (a)                      621,300       2,460,348
      Zoran Corp. (a)                           80,000       1,388,800
                                                          ------------
                       Semiconductors & Semiconductor
                                       Equipment Total      49,532,718

   SOFTWARE - 6.3%
      Activision, Inc. (a)                     197,850       3,129,987
      Captiva Software Corp. (a)               276,200       3,822,608
      Epicor Software Corp. (a)                165,700       2,198,839
      Magma Design Automation, Inc. (a)        128,900       2,695,299
      Manhattan Associates, Inc. (a)           151,500       4,211,700
      Micromuse, Inc. (a)                      412,700       3,219,060
      OpenTV Corp., Class A (a)                669,100       2,161,193
      ScanSoft, Inc. (a)                       205,600       1,149,304
      Take-Two Interactive Software, Inc. (a)   58,200       2,140,596
      Verity, Inc. (a)                         143,600       1,963,012
                                                          ------------
                                        Software Total      26,691,598
                                                          ------------
                          INFORMATION TECHNOLOGY TOTAL     127,083,264

MATERIALS - 1.2%

   CHEMICALS - 0.5%
      Landec Corp. (a)                         254,500       2,188,700
                                                          ------------
                                       Chemicals Total       2,188,700

   CONSTRUCTION MATERIALS - 0.3%
      AMCOL International Corp.                 69,100       1,205,795
                                                          ------------
                          Construction Materials Total       1,205,795

   METALS & MINING - 0.4%
      Steel Technologies, Inc.                  95,400       1,843,128
                                                          ------------
                                 Metals & Mining Total       1,843,128
                                                          ------------
                                       MATERIALS TOTAL       5,237,623

                                             Shares         Value ($)
                                          ------------    ------------
TELECOMMUNICATION SERVICES - 0.5%

   WIRELESS TELECOMMUNICATION SERVICES - 0.5%
      At Road, Inc. (a)                        190,300       2,334,981
                                                          ------------
             Wireless Telecommunication Services Total       2,334,981
                                                          ------------
                      TELECOMMUNICATION SERVICES TOTAL       2,334,981

                                   TOTAL COMMON STOCKS
                                (Cost of $327,410,125)     423,295,689



                             TOTAL INVESTMENTS - 99.5%
                            (COST OF $327,410,125) (B)     423,295,689

                OTHER ASSETS & LIABILITIES, NET - 0.5%       2,246,230

                                   NET ASSETS - 100.0%     425,541,919

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

            ACRONYM                  NAME
            -------                  ----
              ADR         American Depositary Receipt


                 See Accompanying Notes to Financial Statements.

                       This page intentionally left blank.

STATEMENTS OF ASSETS AND LIABILITIES____________________________________________
March 31, 2004 (Unaudited)                                 Columbia Equity Funds




                                               COLUMBIA         COLUMBIA         COLUMBIA
                                                ASSET          LARGE CAP        DISCIPLINED
                                              ALLOCATION         GROWTH           VALUE
                                               FUND ($)         FUND ($)         FUND ($)
-------------------------------------------------------------------------------------------
ASSETS
  Unaffiliated investments, at cost           412,680,430       843,240,055     375,507,542
  Affiliated investments, at cost                      --                --              --
                                             ------------    --------------    ------------
  Unaffiliated investments, at value          471,613,886     1,008,201,391     427,304,906
  Affiliated investments, at value                     --                --              --
  Cash                                                 --               315              --
  Foreign currency
     (cost of $554,763)                                --                --              --
  Receivable for:
     Investments sold                           1,365,244         4,636,420              --
     Fund shares sold                             584,815         1,182,867         674,488
     Dividends                                    479,068           906,900         612,085
     Interest                                   1,566,775               157              82
     Foreign tax reclaim                           23,774                --              --
  Deferred compensation plan                       24,326            46,992          19,192
  Other assets                                         --                --          10,190
                                             ------------    --------------    ------------
     Total assets                             475,657,888     1,014,975,042     428,620,943
-------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian bank                        87,093                --          10,210
  Payable for:
     Investments purchased                      1,796,364         9,776,103         553,360
     Fund shares repurchased                      589,469         3,228,010              --
     Investment advisory fee                      300,627           610,398         266,756
     Administration fee                            26,982            56,522          23,830
     Transfer agent fee                           238,002           303,970         121,735
     Pricing and bookkeeping fees                  14,200                87           3,681
     Trustees' fees                                   621                --              --
     Custody fee                                       --                --              --
     Distribution and service fees                 96,259           109,988          45,269
  Deferred compensation plan                       24,326            46,992          19,192
  Foreign capital gains tax                        78,132                --              --
  Other liabilities                                 7,702             5,002              --
                                             ------------    --------------    ------------
     Total liabilities                          3,259,777        14,137,072       1,044,033

NET ASSETS                                    472,398,111     1,000,837,970     427,576,910
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
  Paid-in capital                             434,325,241       978,318,527     418,123,682
  Undistributed (overdistributed)
     net investment income                     (1,233,098)               --        (643,460)
  Accumulated net investment loss                      --        (1,549,717)             --
  Accumulated net realized gain (loss)        (19,552,406)     (140,892,176)    (41,700,676)
  Unrealized appreciation (depreciation) on:
     Investments                               58,933,456       164,961,336      51,797,364
     Foreign currency translations                  3,050                --              --
     Foreign capital gains tax                    (78,132)               --              --
                                             ------------    --------------    ------------

NET ASSETS                                    472,398,111     1,000,837,970     427,576,910



                                               COLUMBIA                                          COLUMBIA
                                                INTER          COLUMBIA         COLUMBIA          SMALL
                                               NATIONAL        LARGE CAP         SMALL           COMPANY
                                               EQUITY            CORE            CAP              EQUITY
                                               FUND ($)        FUND ($)         FUND ($)         FUND ($)
-----------------------------------------------------------------------------------------------------------
ASSETS
  Unaffiliated investments, at cost           412,541,703     395,445,570     1,306,960,544     327,410,125
  Affiliated investments, at cost                      --              --        23,000,036
                                             ------------    ------------    --------------    ------------
  Unaffiliated investments, at value          500,935,522     429,341,090     1,552,826,948     423,295,689
  Affiliated investments, at value                     --              --        29,283,801              --
  Cash                                             80,019              --         1,357,558              --
  Foreign currency
     (cost of $554,763)                           557,892              --                --              --
  Receivable for:
     Investments sold                           3,841,066       5,384,903         4,845,948       5,561,031
     Fund shares sold                           1,368,107         250,519         1,952,756       1,230,444
     Dividends                                  1,808,874         329,745           777,325          36,186
     Interest                                         210              --             3,577              --
     Foreign tax reclaim                          390,900              --                --              --
  Deferred compensation plan                       19,639          22,760            19,210          17,211
  Other assets                                         --           2,100            39,158           8,489
                                             ------------    ------------    --------------    ------------
     Total assets                             509,002,229     435,331,117     1,591,106,281     430,149,050
-----------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian bank                            --         625,438                --         665,505
  Payable for:
     Investments purchased                      3,195,112              --         7,254,587       2,201,476
     Fund shares repurchased                    1,763,506         973,149         1,147,601       1,289,235
     Investment advisory fee                      262,146         274,909           905,672         265,668
     Administration fee                            25,914          25,512            86,067          23,733
     Transfer agent fee                           116,997         243,439            42,295         114,291
     Pricing and bookkeeping fees                   9,772           3,591                --           3,679
     Trustees' fees                                   603              --                --              --
     Custody fee                                   11,771              --                --              --
     Distribution and service fees                 16,935          75,502           179,816          26,333
  Deferred compensation plan                       19,639          22,760            19,210          17,211
  Foreign capital gains tax                     1,056,547              --                --              --
  Other liabilities                                46,986           5,973                --              --
                                             ------------    ------------    --------------    ------------
     Total liabilities                          6,525,928       2,250,273         9,635,248       4,607,131

NET ASSETS                                    502,476,301     433,080,844     1,581,471,033     425,541,919
-----------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
  Paid-in capital                             743,381,471     382,972,806     1,302,123,224     392,605,558
  Undistributed (overdistributed)
     net investment income                      1,298,611              --                --              --
  Accumulated net investment loss                      --        (282,499)       (1,308,760)     (1,985,793)
  Accumulated net realized gain (loss)       (329,608,093)     16,495,017        28,506,400     (60,963,410)
  Unrealized appreciation (depreciation) on:
     Investments                               88,393,819      33,895,520       252,150,169      95,885,564
     Foreign currency translations                 67,040              --                --              --
     Foreign capital gains tax                 (1,056,547)             --                --              --
                                             ------------    ------------    --------------    ------------
NET ASSETS                                    502,476,301     433,080,844     1,581,471,033     425,541,919



                 See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES____________________________________________
                                                           Columbia Equity Funds



                                                                                        COLUMBIA
                                            COLUMBIA      COLUMBIA        COLUMBIA       INTER
                                              ASSET       LARGE CAP     DISCIPLINED      NATIONAL
                                           ALLOCATION      GROWTH          VALUE          EQUITY
                                            FUND ($)      FUND ($)        FUND ($)       FUND ($)
--------------------------------------------------------------------------------------------------
NET ASSETS
   Class A                                  2,134,336      3,644,250      1,819,706        742,597
   Class B                                  4,164,011      2,539,339      1,504,047        739,017
   Class C                                    416,735        603,826        254,579         95,675
   Class G                                 51,547,206     54,427,906      9,686,466      5,556,803
   Class T                                197,475,373    244,261,783    139,988,117     46,484,118
   Class Z                                216,660,450    695,360,866    274,323,995    448,858,091
--------------------------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING
   Class A                                    138,797        187,421        144,565         57,617
   Class B                                    270,883        136,011        124,883         57,727
   Class C                                     27,104         32,302         21,172          7,518
   Class G                                  3,353,675      3,009,748        803,817        437,555
   Class T                                 12,837,662     12,632,231     11,119,059      3,613,330
   Class Z                                 14,095,496     35,232,477     21,399,717     34,300,006
--------------------------------------------------------------------------------------------------
CLASS A
   Net asset value per share (a)                15.38          19.44          12.59          12.89
   Maximum sales charge                          5.75%          5.75%          5.75%          5.75%
   Maximum offering price per share (b)         16.32          20.63          13.36          13.68
--------------------------------------------------------------------------------------------------
CLASS B
   Net asset value and offering
     price per share (a)                        15.37          18.67          12.04          12.80
--------------------------------------------------------------------------------------------------
CLASS C
   Net asset value and offering
     price per share (a)                        15.38          18.69          12.02          12.73
--------------------------------------------------------------------------------------------------
CLASS G
   Net asset value and offering
     price per share (a)                        15.37          18.08          12.05          12.70
--------------------------------------------------------------------------------------------------
CLASS T
   Net asset value per share (a)                15.38          19.34          12.59          12.86
   Maximum sales charge                          5.75%          5.75%          5.75%          5.75%
   Maximum offering price per share(b)          16.32          20.52          13.36          13.64
--------------------------------------------------------------------------------------------------
CLASS Z
   Net asset value, offering and
    redemption price per share (c)              15.37          19.74          12.82          13.09


                                                                            COLUMBIA
                                           COLUMBIA        COLUMBIA           SMALL
                                           LARGE CAP        SMALL           COMPANY
                                             CORE            CAP             EQUITY
                                            FUND ($)        FUND ($)        FUND ($)
-------------------------------------------------------------------------------------
NET ASSETS
   Class A                                 10,044,122      205,439,050      1,692,586
   Class B                                  3,632,804       41,976,101      1,130,858
   Class C                                    391,714       65,384,472        447,453
   Class G                                 24,544,603       11,610,765      6,348,457
   Class T                                195,825,419      157,954,286     78,839,634
   Class Z                                198,642,182    1,099,106,359    337,082,931
-------------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING
   Class A                                    807,801       11,628,388         96,939
   Class B                                    299,193        2,457,762         69,138
   Class C                                     32,257        3,825,236         27,418
   Class G                                  2,040,985          685,762        388,783
   Class T                                 15,811,218        9,011,413      4,518,971
   Class Z                                 15,931,887       61,637,296     18,294,704
-------------------------------------------------------------------------------------
CLASS A
   Net asset value per share (a)                12.43            17.67          17.46
   Maximum sales charge                          5.75%            5.75%          5.75%
   Maximum offering price per share (b)         13.19            18.75          18.53
-------------------------------------------------------------------------------------
CLASS B
   Net asset value and offering
     price per share (a)                        12.14            17.08          16.36
-------------------------------------------------------------------------------------
CLASS C
   Net asset value and offering
     price per share (a)                        12.14            17.09          16.32
-------------------------------------------------------------------------------------
CLASS G
   Net asset value and offering
     price per share (a)                        12.03            16.93          16.33
-------------------------------------------------------------------------------------
CLASS T
   Net asset value per share (a)                12.39            17.53          17.45
   Maximum sales charge                          5.75%            5.75%          5.75%
   Maximum offering price per share (b)         13.15            18.60          18.51
-------------------------------------------------------------------------------------
CLASS Z
   Net asset value, offering and
    redemption price per share (c)              12.47            17.83          18.43


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fees.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Redemption price per share is equal to net asset value less any applicable redemption fees.


                 See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS________________________________________________________
For the Six Months Ended March 31, 2004 (Unaudited)        Columbia Equity Funds



                                                                                     COLUMBIA
                                          COLUMBIA      COLUMBIA      COLUMBIA        INTER
                                            ASSET      LARGE CAP     DISCIPLINED     NATIONAL
                                         ALLOCATION      GROWTH         VALUE         EQUITY
                                          FUND ($)      FUND ($)      FUND ($)       FUND ($)
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends                              2,420,960     4,363,906      5,134,994     3,753,158
   Dividends from affiliates                     --            --             --            --
   Interest                               4,326,189        18,175         17,813        75,148
   Foreign withholding tax                  (47,715)      (21,070)            --      (368,147)
                                         ----------    ----------    -----------    ----------
     Total income                         6,699,434     4,361,011      5,152,807     3,460,159
----------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                1,797,494     3,681,374      1,522,159     2,059,163
   Administration fee                       160,576       338,705        135,979       154,428
   Distribution fee:
     Class B                                 12,506         6,957          3,286         1,842
     Class C                                  1,125         2,372            564           315
     Class G                                177,827       184,016         34,931        17,695
   Service fee:
     Class A                                  2,167         3,578          1,793           585
     Class B                                  4,158         2,308          1,096           614
     Class C                                    373           791            188           105
     Class G                                 82,074        84,931         16,122         8,167
   Shareholder services fee - Class T       295,518       372,604        206,800        68,710
   Transfer agent fee:
     Class A                                  2,195         2,802          1,314           498
     Class B                                  4,241         1,925            835           391
     Class C                                    404           620            156            99
     Class G                                 75,920        73,250         13,870        10,482
     Class T                                257,670       272,832        139,788        58,347
     Class Z                                282,939       680,189        233,832       171,017
   Pricing and bookkeeping fees              73,654        56,203         28,887        41,695
   Trustees' fees                             6,751         6,385          6,249         6,249
   Custody fee                               96,886        15,983          6,077        92,789
   Other expenses                            67,398       112,771         81,570        78,756
   Non-recurring costs (See Note 8)           3,215         6,792          2,895         3,341
   Costs assumed by Investment Advisor
     (See Note 8)                            (3,215)       (6,792)        (2,895)       (3,341)
                                         ----------    ----------    -----------    ----------
     Total expenses                       3,401,876     5,900,596      2,435,496     2,771,947
   Expenses waived or reimbursed
     by Investment Advisor                  (12,117)      (21,381)            --      (576,380)
   Fees waived by Transfer Agent:
     Class A                                     --            --             --           (20)
     Class B                                     --            --             --           (20)
     Class C                                     --            --             --            (4)
     Class G                                     --            --             --        (3,506)
     Class T                                     --            --             --       (13,850)
     Class Z                                     --            --             --       (13,970)
   Custody earnings credit                     (242)           --             (1)         (321)
                                         ----------    ----------    -----------    ----------
     Net expenses                         3,389,517     5,879,215      2,435,495     2,163,876
                                         ----------    ----------    -----------    ----------
   Net Investment Income (Loss)           3,309,917    (1,518,204)     2,717,312     1,296,283



                                                                      COLUMBIA
                                          COLUMBIA      COLUMBIA       SMALL
                                          LARGE CAP      SMALL        COMPANY
                                           CORE           CAP          EQUITY
                                          FUND ($)      FUND ($)      FUND ($)
-------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends                              2,760,083     4,457,996       389,588
   Dividends from affiliates                     --        33,960            --
   Interest                                  10,908       614,357        28,153
   Foreign withholding tax                  (14,790)      (13,029)       (1,428)
                                         ----------    ----------    ----------
     Total income                         2,756,201     5,093,284       416,313
-------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                1,634,154     4,743,535     1,549,211
   Administration fee                       145,984       446,547       138,396
   Distribution fee:
     Class B                                 10,907        95,605         2,018
     Class C                                  1,421       149,253           760
     Class G                                 90,471        36,850        21,759
   Service fee:
     Class A                                 11,380       164,830         1,017
     Class B                                  3,625        31,777           669
     Class C                                    473        49,615           252
     Class G                                 41,756        17,007        10,043
   Shareholder services fee - Class T       295,274       228,020       113,748
   Transfer agent fee:
     Class A                                 12,427        47,145         1,002
     Class B                                  3,679         9,831           610
     Class C                                    475        14,610           216
     Class G                                 49,173         5,797        14,111
     Class T                                271,998        65,783       104,578
     Class Z                                204,213       337,132       314,084
   Pricing and bookkeeping fees              28,788        57,968        29,280
   Trustees' fees                             6,500         5,882         6,001
   Custody fee                                7,831        21,109         9,914
   Other expenses                            54,592       121,384        94,879
   Non-recurring costs (See Note 8)           2,945        10,616         2,876
   Costs assumed by Investment Advisor
     (See Note 8)
                                             (2,945)      (10,616)       (2,876)
                                         ----------    ----------    ----------
     Total expenses                       2,875,121     6,649,680     2,412,548
   Expenses waived or reimbursed
     by Investment Advisor                       --       (28,816)           --
   Fees waived by Transfer Agent:
     Class A                                   (101)           --           (24)
     Class B                                    (35)           --           (17)
     Class C                                     (4)           --            (6)
     Class G                                 (4,614)           --          (139)
     Class T                                 (2,030)           --       (10,884)
     Class Z                                 (2,048)           --        (7,211)
   Custody earnings credit                       --        (4,518)       (1,049)
                                         ----------    ----------    ----------
     Net expenses                         2,866,289     6,616,346     2,393,218
                                         ----------    ----------    ----------
   Net Investment Income (Loss)            (110,088)   (1,523,062)   (1,976,905)



                 See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS________________________________________________________
                                                           Columbia Equity Funds



                                                                                        COLUMBIA
                                             COLUMBIA       COLUMBIA      COLUMBIA       INTER
                                               ASSET        LARGE CAP    DISCIPLINED    NATIONAL
                                             ALLOCATION      GROWTH         VALUE        EQUITY
                                              FUND ($)       FUND ($)      FUND ($)      FUND ($)
--------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY
  AND FOREIGN CAPITAL GAINS TAX
  Net realized gain (loss) on:
     Investments                             20,830,646     36,310,506    25,762,769    37,056,770
     Foreign currency transactions              (83,613)            --            --      (634,755)
                                            -----------    -----------   -----------   -----------
     Net realized gain                       20,747,033     36,310,506    25,762,769    36,422,015
                                            -----------    -----------   -----------   -----------
   Net change in unrealized
     appreciation/depreciation on:
     Investments                             26,013,957     66,107,564    28,674,684    41,733,134
     Foreign currency translations                2,569             --            --         3,109
     Foreign capital gains tax                   (4,030)            --            --       138,588
                                            -----------    -----------   -----------   -----------
     Net change in unrealized
        appreciation/depreciation            26,012,496     66,107,564    28,674,684    41,874,831
                                            -----------    -----------   -----------   -----------
   Net Gain                                  46,759,529    102,418,070    54,437,453    78,296,846
                                            -----------    -----------   -----------   -----------
   Net Increase Resulting from Operations    50,069,446    100,899,866    57,154,765    79,593,129



                                                                        COLUMBIA
                                             COLUMBIA      COLUMBIA       SMALL
                                             LARGE CAP      SMALL        COMPANY
                                              CORE          CAP          EQUITY
                                             FUND ($)      FUND ($)     FUND ($)
---------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY
  AND FOREIGN CAPITAL GAINS TAX
  Net realized gain (loss) on:
     Investments                            36,084,486    30,448,594   40,694,292
     Foreign currency transactions                  --            --           --
                                            ----------   -----------   ----------
     Net realized gain                      36,084,486    30,448,594   40,694,292
                                            ----------   -----------   ----------
   Net change in unrealized
     appreciation/depreciation on:
     Investments                             8,540,235   179,829,229   47,683,562
     Foreign currency translations                  --            --           --
     Foreign capital gains tax                      --            --           --
                                            ----------   -----------   ----------
     Net change in unrealized
        appreciation/depreciation            8,540,235   179,829,229   47,683,562
                                            ----------   -----------   ----------
   Net Gain                                 44,624,721   210,277,823   88,377,854
                                            ----------   -----------   ----------
   Net Increase Resulting from Operations   44,514,633   208,754,761   86,400,949



                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
March 31, 2004                                             Columbia Equity Funds



                                                                    COLUMBIA ASSET ALLOCATION FUND
                                                             --------------------------------------------
                                                             (UNAUDITED)
                                                              SIX MONTHS       PERIOD            YEAR
                                                                ENDED           ENDED            ENDED
                                                               MARCH 31,    SEPTEMBER 30,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                             2004 ($)      2003 (a)($)       2002 ($)
---------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                 3,309,917       8,020,538       9,550,438
   Net realized gain (loss) on investments sold, futures
       contracts, foreign currency transactions
       and foreign capital gains tax                           20,747,033     (10,461,088)    (26,364,880)
   Net change in unrealized appreciation/depreciation
       of investments, futures contracts, foreign currency
       translations and foreign capital gains tax              26,012,496      46,417,019     (54,121,169)
                                                             ------------    ------------    ------------
       Net increase (decrease) resulting from operations       50,069,446      43,976,469     (70,935,611)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income:
       Class A                                                    (20,536)         (4,595)           (817)
       Class B                                                    (25,109)         (9,663)         (3,249)
       Class C                                                     (2,220)           (640)             --
       Class G                                                   (389,601)       (666,378)       (903,651)
       Class T                                                 (2,148,565)     (3,230,558)     (4,182,650)
       Class Z                                                 (2,778,574)     (4,391,025)     (3,849,053)
   From net realized gains:
       Class G                                                         --              --              --
       Class T                                                         --              --              --
       Class Z                                                         --              --              --
                                                             ------------    ------------    ------------
         Total distributions to shareholders                   (5,364,605)     (8,302,859)     (8,939,420)
---------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                (40,142,549)     (3,427,997)   (111,502,479)
   Redemption Fees                                                     --              --              --
       Net increase (decrease) in net assets                    4,562,292      32,245,613    (191,377,510)
---------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                        467,835,819     435,590,206     626,967,716
   End of period                                              472,398,111     467,835,819     435,590,206
                                                             ------------    ------------    ------------
   Undistributed (overdistributed) net investment income
       at end of period                                        (1,233,098)        821,590       1,115,554
   Accumulated net investment loss at end of period                    --              --              --



                                                                       COLUMBIA LARGE CAP GROWTH FUND
                                                             --------------------------------------------------
                                                               (UNAUDITED)
                                                               SIX MONTHS          PERIOD            YEAR
                                                                  ENDED            ENDED             ENDED
                                                                MARCH 31,       SEPTEMBER 30,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                              2004 ($)         2003 (a)($)         2002 ($)
---------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                  (1,518,204)          831,687         1,842,652
   Net realized gain (loss) on investments sold, futures
       contracts, foreign currency transactions
       and foreign capital gains tax                             36,310,506       (33,599,244)      (95,984,198)
   Net change in unrealized appreciation/depreciation
       of investments, futures contracts, foreign currency
       translations and foreign capital gains tax                66,107,564       118,125,297      (145,463,165)
                                                             --------------    --------------    --------------
       Net increase (decrease) resulting from operations        100,899,866        85,357,740      (239,604,711)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                           --              (123)               --
       Class B                                                           --                --                --
       Class C                                                           --                --                --
       Class G                                                           --                --                --
       Class T                                                           --        (2,326,221)               --
       Class Z                                                     (344,225)               --                --
   From net realized gains:
       Class G                                                           --                --                --
       Class T                                                           --                --                --
       Class Z                                                           --                --                --
                                                             --------------    --------------    --------------
         Total distributions to shareholders                       (344,225)       (2,326,344)               --
---------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                  (64,489,195)     (121,172,860)      (42,855,520)
   Redemption Fees                                                       --                --                --
       Net increase (decrease) in net assets                     36,066,446       (38,141,464)     (282,460,231)
---------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                          964,771,524     1,002,912,988     1,285,373,219
   End of period                                              1,000,837,970       964,771,524     1,002,912,988
                                                             --------------    --------------    --------------
   Undistributed (overdistributed) net investment income
       at end of period                                                  --           312,712         1,807,369
   Accumulated net investment loss at end of period              (1,549,717)               --                --



                                                                     COLUMBIA DISCIPLINED VALUE FUND
                                                             ---------------------------------------------
                                                             (UNAUDITED)
                                                              SIX MONTHS        PERIOD           YEAR
                                                                 ENDED          ENDED           ENDED
                                                               MARCH 31,     SEPTEMBER 30,    OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                             2004 ($)       2003 (a)($)      2002 ($)
-----------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                 2,717,312        1,773,200        (831,035)
   Net realized gain (loss) on investments sold, futures
       contracts, foreign currency transactions
       and foreign capital gains tax                           25,762,769        3,691,251     (68,065,195)
   Net change in unrealized appreciation/depreciation
       of investments, futures contracts, foreign currency
       translations and foreign capital gains tax              28,674,684       41,060,980     (16,740,050)
                                                             ------------    -------------    ------------
       Net increase (decrease) resulting from operations       57,154,765       46,525,431     (85,636,280)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                    (18,185)              --              --
       Class B                                                     (3,958)              --              --
       Class C                                                       (695)              --              --
       Class G                                                    (30,213)              --              --
       Class T                                                 (1,327,341)              --              --
       Class Z                                                 (3,747,192)              --              --
   From net realized gains:
       Class G                                                         --               --        (732,810)
       Class T                                                         --               --      (4,986,255)
       Class Z                                                         --               --      (4,800,214)
                                                             ------------    -------------    ------------
         Total distributions to shareholders                   (5,127,584)              --     (10,519,279)
-----------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                 11,080,926       10,199,956      45,686,823
   Redemption Fees                                                     --               --              --
       Net increase (decrease) in net assets                   63,108,107       56,725,387     (50,468,736)
-----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                        364,468,803      307,743,416     358,212,152
   End of period                                              427,576,910      364,468,803     307,743,416
                                                             ------------    -------------    ------------
   Undistributed (overdistributed) net investment income
       at end of period                                          (643,460)       1,766,812              --
   Accumulated net investment loss at end of period                    --               --          (8,463)



                                                                   COLUMBIA INTERNATIONAL EQUITY FUND
                                                             ---------------------------------------------
                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD           YEAR
                                                                 ENDED           ENDED           ENDED
                                                               MARCH 31,     SEPTEMBER 30,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                             2004 ($)       2003 (a)($)       2002 ($)
----------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                 1,296,283        3,710,010       2,732,183
   Net realized gain (loss) on investments sold, futures
       contracts, foreign currency transactions
       and foreign capital gains tax                           36,422,015      (36,657,573)   (215,475,392)
   Net change in unrealized appreciation/depreciation
       of investments, futures contracts, foreign currency
       translations and foreign capital gains tax              41,874,831       95,365,607     143,822,027
                                                             ------------    -------------    ------------
       Net increase (decrease) resulting from operations       79,593,129       62,418,044     (68,921,182)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                     (1,624)            (309)           (158)
       Class B                                                         --              (51)         (3,271)
       Class C                                                         --               (1)             --
       Class G                                                         --               --         (46,997)
       Class T                                                    (33,041)        (276,228)     (1,161,415)
       Class Z                                                 (2,868,268)      (4,085,135)    (10,992,572)
   From net realized gains:
       Class G                                                         --               --              --
       Class T                                                         --               --              --
       Class Z                                                         --               --              --
                                                             ------------    -------------    ------------
         Total distributions to shareholders                   (2,902,933)      (4,361,724)    (12,204,413)
----------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                 31,173,184      (85,708,897)    (94,416,667)
   Redemption Fees                                                 28,437           47,802              --
       Net increase (decrease) in net assets                  107,891,817      (27,604,775)   (175,542,262)
----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                        394,584,484      422,189,259     597,731,521
   End of period                                              502,476,301      394,584,484     422,189,259
                                                             ------------    -------------    ------------
   Undistributed (overdistributed) net investment income
       at end of period                                         1,298,611        2,905,261       4,356,476
   Accumulated net investment loss at end of period                    --               --              --


(a) The Fund changed its fiscal year end from October 31 to September 30.


                See Accompanying Notes to Financial Statements.

                                  64-65 Spread

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
March 31, 2004                                             Columbia Equity Funds



                                                                     COLUMBIA LARGE CAP CORE FUND
                                                           --------------------------------------------
                                                            (UNAUDITED)
                                                            SIX MONTHS       PERIOD            YEAR
                                                              ENDED          ENDED            ENDED
                                                             MARCH 31,    SEPTEMBER 30,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                           2004 ($)      2003 (a)($)       2002 ($)
-------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                (110,088)      2,795,356       2,673,116
   Net realized gain (loss) on investments sold, futures
       contracts and foreign currency transactions           36,084,486     (16,524,653)     (2,843,956)
   Net change in unrealized appreciation/depreciation
       of investments, futures contracts and foreign
       currency translations                                  8,540,235      50,850,870    (132,810,615)
                                                           ------------    ------------    ------------
       Net increase (decrease) resulting from operations     44,514,633      37,121,573    (132,981,455)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                   (3,718)        (17,426)            (64)
       Class B                                                       --             (86)             --
       Class C                                                       --             (41)             --
       Class G                                                       --         (34,472)             --
       Class T                                                  (53,896)       (811,898)       (264,222)
       Class Z                                                 (307,876)     (2,057,027)     (2,074,328)
   From net realized gains:
       Class A                                                       --              --          (2,049)
       Class B                                                       --              --          (3,781)
       Class C                                                       --              --              --
       Class G                                                       --              --      (1,681,983)
       Class T                                                       --              --      (8,851,728)
       Class Z                                                       --              --     (15,146,836)
                                                           ------------    ------------    ------------
         Total distributions to shareholders                   (365,490)     (2,920,950)    (28,024,991)
-------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                              (25,666,194)   (171,845,720)    (55,616,582)
       Net increase (decrease) in net assets                 18,482,949    (137,645,097)   (216,623,028)
-------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                      414,597,895     552,242,992     768,866,020
   End of period                                            433,080,844     414,597,895     552,242,992
                                                           ------------    ------------    ------------
   Undistributed (overdistributed) net investment income
       at end of period                                              --         193,079         319,232
   Accumulated net investment loss at end of period            (282,499)             --              --



                                                                         COLUMBIA SMALL CAP FUND
                                                           ------------------------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS         PERIOD             YEAR
                                                                ENDED           ENDED             ENDED
                                                              MARCH 31,       SEPTEMBER 30,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                             2004 ($)        2003 (a)($)        2002 ($)
-----------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                (1,523,062)          279,754         648,758
   Net realized gain (loss) on investments sold, futures
       contracts and foreign currency transactions             30,448,594        36,226,379      37,781,019
   Net change in unrealized appreciation/depreciation
       of investments, futures contracts and foreign
       currency translations                                  179,829,229       154,698,131     (69,887,913)
                                                           --------------    --------------    ------------
       Net increase (decrease) resulting from operations      208,754,761       191,204,264     (31,458,136)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                         --                --              --
       Class B                                                         --                --              --
       Class C                                                         --                --              --
       Class G                                                         --                --              --
       Class T                                                         --                --              --
       Class Z                                                         --          (450,747)       (445,097)
   From net realized gains:
       Class A                                                 (2,842,592)          (23,427)        (12,287)
       Class B                                                   (388,822)          (27,700)        (17,051)
       Class C                                                   (673,375)           (2,462)             --
       Class G                                                   (236,658)         (479,909)       (532,460)
       Class T                                                 (3,762,956)       (5,982,965)     (9,651,542)
       Class Z                                                (26,575,680)      (25,553,703)    (37,414,810)
                                                           --------------    --------------    ------------
         Total distributions to shareholders                  (34,480,083)      (32,520,913)    (48,073,247)
-----------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                391,468,218       246,841,891     158,244,656
       Net increase (decrease) in net assets                  565,742,896       405,525,242      78,713,273
-----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                      1,015,728,137       610,202,895     531,489,622
   End of period                                            1,581,471,033     1,015,728,137     610,202,895
                                                           --------------    --------------    ------------
   Undistributed (overdistributed) net investment income
       at end of period                                                --           214,302          80,108
   Accumulated net investment loss at end of period            (1,308,760)               --              --



                                                                  COLUMBIA SMALL COMPANY EQUITY FUND
                                                           --------------------------------------------
                                                           (UNAUDITED)
                                                            SIX MONTHS       PERIOD            YEAR
                                                              ENDED          ENDED            ENDED
                                                             MARCH 31,    SEPTEMBER 30,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                           2004 ($)       2003 (A)($)      2002 ($)
-------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                              (1,976,905)     (3,035,547)     (3,342,769)
   Net realized gain (loss) on investments sold, futures
       contracts and foreign currency transactions           40,694,292        (200,156)    (93,471,017)
   Net change in unrealized appreciation/depreciation
       of investments, futures contracts and foreign
       currency translations                                 47,683,562      77,738,196      (2,618,304)
                                                           ------------    ------------    ------------
       Net increase (decrease) resulting from operations     86,400,949      74,502,493     (99,432,090)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                       --              --              --
       Class B                                                       --              --              --
       Class C                                                       --              --              --
       Class G                                                       --              --              --
       Class T                                                       --              --              --
       Class Z                                                       --              --              --
   From net realized gains:
       Class A                                                       --              --              --
       Class B                                                       --              --              --
       Class C                                                       --              --              --
       Class G                                                       --              --              --
       Class T                                                       --              --              --
       Class Z                                                       --              --              --
                                                           ------------    ------------    ------------
         Total distributions to shareholders                         --              --              --
-------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                              (28,536,543)      9,112,934     (34,442,508)
       Net increase (decrease) in net assets                 57,864,406      83,615,427    (133,874,598)
-------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                      367,677,513     284,062,086     417,936,684
   End of period                                            425,541,919     367,677,513     284,062,086
                                                           ------------    ------------    ------------
   Undistributed (overdistributed) net investment income
       at end of period                                              --              --              --
   Accumulated net investment loss at end of period          (1,985,793)         (8,888)         (7,647)


(a) The Fund changed its fiscal year end from October 31 to September 30.


                 See Accompanying Notes to Financial Statements.

                                  66-67 Spread

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY___________________
March 31, 2004                                             Columbia Equity Funds



                                                            COLUMBIA ASSET ALLOCATION FUND
                                 ------------------------------------------------------------------------------------
                                       (UNAUDITED)
                                    SIX MONTHS ENDED                  PERIOD ENDED                    YEAR ENDED
                                     MARCH 31, 2004            SEPTEMBER 30, 2003 (a)(b)          OCTOBER 31, 2002
                                 -------------------------    --------------------------    -------------------------
                                   SHARES      DOLLARS ($)      SHARES       DOLLARS ($)      SHARES      DOLLARS ($)
                                 ----------    -----------    ----------    ------------    ----------    -----------
CLASS A
   Subscriptions                     68,167      1,016,501        90,623       1,246,966           153          1,942
   Distributions reinvested           1,342         19,935           313           4,381            46            643
   Redemptions                      (17,175)      (260,029)       (7,781)       (105,877)         (877)       (12,593)
                                 ----------    -----------    ----------    ------------    ----------    -----------
       Net increase (decrease)       52,334        776,407        83,155       1,145,470          (678)       (10,008)

CLASS B
   Subscriptions                    104,967      1,564,617       175,332       2,371,280           132          2,002
   Distributions reinvested           1,525         22,613           641           8,683           226          3,147
   Redemptions                      (16,999)      (254,686)      (16,090)       (219,790)       (4,930)       (69,201)
                                 ----------    -----------    ----------    ------------    ----------    -----------
       Net increase (decrease)       89,493      1,332,544       159,883       2,160,173        (4,572)       (64,052)

CLASS C
   Subscriptions                     14,102        211,163        15,733         208,308            --             --
   Distributions reinvested             127          1,886            38             520            --             --
   Redemptions                         (492)        (7,328)       (2,404)        (32,872)           --             --
                                 ----------    -----------    ----------    ------------    ----------    -----------
       Net increase                  13,737        205,721        13,367         175,956            --             --

CLASS G
   Subscriptions                     28,505        424,965        60,925         796,644       280,333      4,078,242
   Distributions reinvested          25,701        380,632        49,383         643,841        63,424        882,934
   Redemptions                     (729,149)   (10,840,228)   (1,779,909)    (23,798,027)   (1,754,424)   (24,005,581)
                                 ----------    -----------    ----------    ------------    ----------    -----------
       Net decrease                (674,943)   (10,034,631)   (1,669,601)    (22,357,542)   (1,410,667)   (19,044,405)

CLASS T
   Subscriptions                    506,459      7,550,827       948,459      12,980,478     1,681,657     23,448,832
   Distributions reinvested         140,599      2,084,072       238,021       3,138,892       287,807      4,060,095
   Redemptions                   (1,339,307)   (20,003,339)   (3,052,027)    (39,894,205)   (5,963,835)   (82,540,616)
                                 ----------    -----------    ----------    ------------    ----------    -----------
       Net decrease                (692,249)   (10,368,440)   (1,865,547)    (23,774,835)   (3,994,371)   (55,031,689)

CLASS Z
   Subscriptions                    541,841      8,094,780     1,650,315      21,698,761     2,688,275     38,817,973
   Proceeds received in
    connection with merger               --             --     9,749,490     127,523,327            --             --
   Distributions reinvested         153,538      2,274,315       279,463       3,688,536       246,822      3,482,666
   Redemptions                   (2,161,027)   (32,423,245)   (8,860,695)   (113,687,843)   (5,622,405)   (79,652,964)
                                 ----------    -----------    ----------    ------------    ----------    -----------
       Net increase (decrease)   (1,465,648)   (22,054,150)    2,818,573      39,222,781    (2,687,308)   (37,352,325)




                                                            COLUMBIA LARGE CAP GROWTH FUND
                                 ----------------------------------------------------------------------------------------
                                       (UNAUDITED)
                                      SIX MONTHS ENDED                  PERIOD ENDED                    YEAR ENDED
                                      MARCH 31, 2004             SEPTEMBER 30, 2003 (a)(c)          OCTOBER 31, 2002
                                 --------------------------    ---------------------------    ---------------------------
                                   SHARES      DOLLARS ($)      SHARES       DOLLARS ($)       SHARES       DOLLARS ($)
                                 ----------    ------------    -----------    ------------    -----------    ------------
CLASS A
   Subscriptions                    123,104       2,354,797        127,594       2,227,933            675          14,224
   Distributions reinvested              --              --              8             122             --              --
   Redemptions                      (42,945)       (819,262)       (23,849)       (418,221)       (31,158)       (561,125)
                                 ----------    ------------    -----------    ------------    -----------    ------------
       Net increase (decrease)       80,159       1,535,535        103,753       1,809,834        (30,483)       (546,901)

CLASS B
   Subscriptions                    105,436       1,948,457         73,152       1,201,742             76           1,377
   Distributions reinvested              --              --             --              --             --              --
   Redemptions                      (29,143)       (541,345)       (26,733)       (445,675)        (2,768)        (52,491)
                                 ----------    ------------    -----------    ------------    -----------    ------------
       Net increase (decrease)       76,293       1,407,112         46,419         756,067         (2,692)        (51,114)

CLASS C
   Subscriptions                     18,368         332,486         53,880         875,203             --              --
   Distributions reinvested              --              --             --              --             --              --
   Redemptions                      (16,944)       (309,097)       (23,002)       (386,398)            --              --
                                 ----------    ------------    -----------    ------------    -----------    ------------
       Net increase                   1,424          23,389         30,878         488,805             --              --

CLASS G
   Subscriptions                     56,033         995,902        137,178       2,112,439        402,662       7,699,620
   Distributions reinvested              --              --             --              --             --              --
   Redemptions                     (385,587)     (6,861,944)    (1,043,026)    (16,470,137)    (1,070,412)    (18,399,523)
                                 ----------    ------------    -----------    ------------    -----------    ------------
       Net decrease                (329,554)     (5,866,042)      (905,848)    (14,357,698)      (667,750)    (10,699,903)

CLASS T
   Subscriptions                    311,492       5,903,940      1,601,558      26,623,304      3,309,526      62,313,532
   Distributions reinvested              --              --             12             186             --              --
   Redemptions                   (1,154,204)    (21,943,544)    (3,101,612)    (50,338,825)    (5,906,627)   (109,994,675)
                                 ----------    ------------    -----------    ------------    -----------    ------------
       Net decrease                (842,712)    (16,039,604)    (1,500,042)    (23,715,335)    (2,597,101)    (47,681,143)

CLASS Z
   Subscriptions                  3,499,512      67,823,405      8,605,204     145,302,438     10,670,158     208,441,606
   Proceeds received in
    connection with merger               --              --             --              --             --              --
   Distributions reinvested           9,645         181,333         83,287       1,331,752             --              --
   Redemptions                   (5,859,133)   (113,554,323)   (14,044,860)   (232,788,723)   (10,051,097)   (192,318,065)
                                 ----------    ------------    -----------    ------------    -----------    ------------
       Net increase (decrease)   (2,349,976)    (45,549,585)    (5,356,369)    (86,154,533)       619,061      16,123,541


(a) The Fund changed its fiscal year end from October 31 to September 30.
(b) Effective November 18, 2002, the Galaxy Asset Allocation Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Asset Allocation Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Asset Allocation Fund was renamed Columbia Asset Allocation Fund.
(c) Effective November 18, 2002, the Galaxy Equity Growth Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Equity Growth Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Equity Growth Fund was renamed Columbia Large Cap Growth Fund.


                 See Accompanying Notes to Financial Statements.

                                  68-69 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
March 31, 2004                                             Columbia Equity Funds



                                                         COLUMBIA DISCIPLINED VALUE FUND
                                 ------------------------------------------------------------------------------------
                                        (UNAUDITED)
                                      SIX MONTHS ENDED              PERIOD ENDED                  YEAR ENDED
                                       MARCH 31, 2004         SEPTEMBER 30, 2003 (a)(b)         OCTOBER 31, 2002
                                 -------------------------    -------------------------    --------------------------
                                   SHARES      DOLLARS ($)     SHARES       DOLLARS ($)      SHARES       DOLLARS ($)
                                 ----------    -----------    ----------    -----------    ----------    ------------
CLASS A
   Subscriptions                     72,452        875,768       245,472      2,488,497                            --
   Distributions reinvested           1,417         17,119            --             --            --              --
   Redemptions                      (11,269)      (141,291)     (163,507)    (1,646,171)           --              --
                                 ----------    -----------    ----------    -----------    ----------    ------------
       Net increase (decrease)       62,600        751,596        81,965        842,326            --              --

CLASS B
   Subscriptions                     97,472      1,139,625        48,835        490,115                            --
   Distributions reinvested             295          3,481            --             --            --              --
   Redemptions                       (5,103)       (60,694)      (16,616)      (170,281)           --              --
                                 ----------    -----------    ----------    -----------    ----------    ------------
       Net increase (decrease)       92,664      1,082,412        32,219        319,834            --              --

CLASS C
   Subscriptions                     35,729        407,794        34,288        342,474                            --
   Distributions reinvested              30            347            --             --            --              --
   Redemptions                      (16,835)      (188,556)      (32,040)      (326,333)           --              --
                                 ----------    -----------    ----------    -----------    ----------    ------------
       Net increase (decrease)       18,924        219,585         2,248         16,141            --              --

CLASS G
   Subscriptions                      9,233        106,086        23,830        227,695       122,965       1,530,736
   Distributions reinvested           2,531         29,834            --             --        56,061         730,490
   Redemptions                     (262,994)    (3,041,642)     (791,814)    (7,910,003)     (485,678)     (5,357,577)
                                 ----------    -----------    ----------    -----------    ----------    ------------
       Net decrease                (251,230)    (2,905,722)     (767,984)    (7,682,308)     (306,652)     (3,096,351)

CLASS T
   Subscriptions                    270,153      3,282,140       712,384      7,479,651     1,461,025      18,997,313
   Distributions reinvested         107,544      1,301,298            --             --       365,484       4,923,064
   Redemptions                     (892,897)   (10,869,884)   (1,921,056)   (19,161,516)   (3,436,236)    (42,048,389)
                                 ----------    -----------    ----------    -----------    ----------    ------------
       Net decrease                (515,200)    (6,286,446)   (1,208,672)   (11,681,865)   (1,609,727)    (18,128,012)

CLASS Z
   Subscriptions                  3,771,406     46,556,604     8,245,789     85,258,557     8,229,129     103,359,201
   Distributions reinvested         106,883      1,311,703            --             --       281,992       3,849,192
   Redemptions                   (2,419,572)   (29,648,806)   (5,518,932)   (56,872,729)   (3,316,907)    (40,297,207)
                                 ----------    -----------    ----------    -----------    ----------    ------------
       Net increase (decrease)    1,458,717     18,219,501     2,726,857     28,385,828     5,194,214      66,911,186




                                                              COLUMBIA INTERNATIONAL EQUITY FUND
                                 ----------------------------------------------------------------------------------------
                                         (UNAUDITED)
                                      SIX MONTHS ENDED                  PERIOD ENDED                   YEAR ENDED
                                       MARCH 31, 2004            SEPTEMBER 30, 2003 (a)(c)         OCTOBER 31, 2002
                                 --------------------------    ---------------------------    ---------------------------
                                   SHARES      DOLLARS ($)      SHARES         DOLLARS ($)       SHARES       DOLLARS ($)
                                 ----------    ------------    -----------    ------------    -----------    ------------
CLASS A
   Subscriptions                     41,006         505,852        365,782       3,760,494             43             500
   Distributions reinvested             137           1,624              9              80             14             158
   Redemptions                       (8,227)        (97,878)      (341,913)     (3,639,588)           (79)           (773)
                                 ----------    ------------    -----------    ------------    -----------    ------------
       Net increase (decrease)       32,916         409,598         23,878         120,986            (22)           (115)

CLASS B
   Subscriptions                     57,206         678,799         63,174         632,499             --             --
   Distributions reinvested              --              --              5              47             79             904
   Redemptions                      (22,693)       (261,063)       (45,848)       (459,615)       (19,410)       (169,123)
                                 ----------    ------------    -----------    ------------    -----------    ------------
       Net increase (decrease)       34,513         417,736         17,331         172,931        (19,331)       (168,219)

CLASS C
   Subscriptions                     69,999         820,676        136,603       1,296,905             --              --
   Distributions reinvested              --              --             --              --             --              --
   Redemptions                      (63,084)       (748,647)      (136,000)     (1,299,758)            --              --
                                 ----------    ------------    -----------    ------------    -----------    ------------
       Net increase (decrease)        6,915          72,029            603          (2,853)            --              --

CLASS G
   Subscriptions                      4,112          49,057          7,418          69,394         29,664         335,436
   Distributions reinvested              --              --             --              --          4,075          46,346
   Redemptions                      (32,903)       (398,712)       (77,285)       (731,060)      (130,389)     (1,400,567)
                                 ----------    ------------    -----------    ------------    -----------    ------------
       Net decrease                 (28,791)       (349,655)       (69,867)       (661,666)       (96,650)     (1,018,785)

CLASS T
   Subscriptions                    236,132       2,840,873      6,604,035      60,584,311     36,599,906     393,268,992
   Distributions reinvested           2,717          32,174         29,476         267,640         93,635       1,067,845
   Redemptions                     (540,242)     (6,576,115)    (7,380,277)    (68,028,146)   (37,921,896)   (410,600,585)
                                 ----------    ------------    -----------    ------------    -----------    ------------
       Net decrease                (301,393)     (3,703,068)      (746,766)     (7,176,195)    (1,228,355)    (16,263,748)

CLASS Z
   Subscriptions                  8,519,957     104,898,395     16,739,214     159,741,174     51,501,696     559,110,349
   Distributions reinvested          34,063         410,115        125,382       1,158,531        339,109       3,916,708
   Redemptions                   (5,753,345)    (70,981,966)   (25,020,075)   (239,061,805)   (58,357,513)   (639,992,857)
                                 ----------    ------------    -----------    ------------    -----------    ------------
       Net increase (decrease)    2,800,675      34,326,544     (8,155,479)    (78,162,100)    (6,516,708)    (76,965,800)


(a) The Fund changed its fiscal year end from October 31 to September 30.
(b) Effective November 25, 2002, the Galaxy Equity Value Fund Retail B, Retail A and Trust shares were reorganized as Liberty Equity Value Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 13, 2003, the Liberty Equity Value Fund was renamed Columbia Disciplined Value Fund.
(c) Effective November 18, 2002, the Galaxy International Equity Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty International Equity Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty International Equity Fund was renamed Columbia International Equity Fund.


                 See Accompanying Notes to Financial Statements.

                                  70-71 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
March 31, 2004                                             Columbia Equity Funds



                                                               COLUMBIA LARGE CAP CORE FUND
                                 ---------------------------------------------------------------------------------------
                                         (UNAUDITED)
                                     SIX MONTHS ENDED                 PERIOD ENDED                    YEAR ENDED
                                      MARCH 31, 2004            SEPTEMBER 30, 2003 (a)(b)          OCTOBER 31, 2002
                                 -------------------------    ---------------------------    ---------------------------
                                    SHARES     DOLLARS ($)      SHARES        DOLLARS ($)      SHARES        DOLLARS ($)
                                 ----------    -----------    -----------    ------------    -----------    ------------
CLASS A
   Subscriptions                    171,401      2,078,309        126,227       1,379,676             10             128
   Proceeds received in
    connection with merger               --             --        621,521       6,454,752             --              --
   Distributions reinvested             298          3,571          1,676          16,670             35             466
   Redemptions                      (38,427)      (462,312)       (76,403)       (794,588)        (3,221)        (40,839)
                                 ----------    -----------    -----------    ------------    -----------    ------------
       Net increase (decrease)      133,272      1,619,568        673,021       7,056,510         (3,176)        (40,245)

CLASS B
   Subscriptions                    158,542      1,864,192        162,123       1,730,382             --              --
   Distributions reinvested              --             --              9              86            237           3,106
   Redemptions                      (19,061)      (229,773)        (8,016)        (85,754)        (3,283)        (31,132)
                                 ----------    -----------    -----------    ------------    -----------    ------------
       Net increase (decrease)      139,481      1,634,419        154,116       1,644,714         (3,046)        (28,026)

CLASS C
   Subscriptions                     40,693        476,927         32,690         332,435             --              --
   Distributions reinvested              --             --              4              41             --              --
   Redemptions                      (28,779)      (340,553)       (12,351)       (121,881)            --              --
                                 ----------    -----------    -----------    ------------    -----------    ------------
       Net increase                  11,914        136,374         20,343         210,595             --              --

CLASS G
   Subscriptions                     18,501        218,596         44,266         449,389        162,505       1,998,005
   Proceeds received in
    connection with merger               --             --      1,226,272      12,420,359             --              --
   Distributions reinvested              --             --          3,352          30,905        126,869       1,654,365
   Redemptions                     (632,209)    (7,446,672)    (1,816,170)    (18,640,817)      (973,850)    (10,728,602)
                                 ----------    -----------    -----------    ------------    -----------    ------------
       Net increase (decrease)     (613,708)    (7,228,076)      (542,280)     (5,740,164)      (684,476)     (7,076,232)

CLASS T
   Subscriptions                    579,972      7,028,346      1,495,379      15,776,849      2,708,325      33,029,033
   Distributions reinvested           4,431         52,863         82,213         836,757        675,947       8,936,751
   Redemptions                   (1,406,881)   (17,068,886)    (2,878,020)    (29,879,271)    (5,908,323)    (70,008,875)
                                 ----------    -----------    -----------    ------------    -----------    ------------
       Net increase (decrease)     (822,478)    (9,987,677)    (1,300,428)    (13,265,665)    (2,524,051)    (28,043,091)

CLASS Z
   Subscriptions                  1,812,352     22,134,607      3,300,574      34,099,883      7,884,391     100,632,122
   Proceeds received in
    connection with merger               --             --      6,658,543      69,340,646             --              --
   Distributions reinvested           7,263         87,150         86,880         913,137      1,177,076      15,587,396
   Redemptions                   (2,795,897)   (34,062,559)   (26,833,257)   (266,105,376)   (11,419,815)   (136,648,506)
                                 ----------    -----------    -----------    ------------    -----------    ------------
       Net increase (decrease)     (976,282)   (11,840,802)   (16,787,260)   (161,751,710)    (2,358,348)    (20,428,988)




                                                                  COLUMBIA SMALL CAP FUND
                                  ----------------------------------------------------------------------------------------
                                        (UNAUDITED)
                                     SIX MONTHS ENDED                  PERIOD ENDED                    YEAR ENDED
                                      MARCH 31, 2004             SEPTEMBER 30, 2003 (a)(c)           OCTOBER 31, 2002
                                 ---------------------------    ---------------------------    ---------------------------
                                    SHARES       DOLLARS ($)      SHARES        DOLLARS ($)      SHARES        DOLLARS ($)
                                 -----------    ------------    -----------    ------------    -----------    ------------
CLASS A
   Subscriptions                   8,492,956     144,659,580      4,098,552      58,433,179         11,215         157,443
   Proceeds received in
    connection with merger                --              --             --              --             --              --
   Distributions reinvested          166,652       2,743,095          1,737          21,912            683           9,710
   Redemptions                      (787,452)    (13,652,642)      (360,646)     (5,358,656)        (7,291)       (105,884)
                                 -----------    ------------    -----------    ------------    -----------    ------------
       Net increase (decrease)     7,872,156     133,750,033      3,739,643      53,096,435          4,607          61,269

CLASS B
   Subscriptions                   1,761,569      29,139,652        756,403      10,430,015          9,728         132,259
   Distributions reinvested           22,302         355,492          2,142          26,282          1,222          17,051
   Redemptions                       (79,975)     (1,306,663)       (27,618)       (373,156)        (2,347)        (33,156)
                                 -----------    ------------    -----------    ------------    -----------    ------------
       Net increase (decrease)     1,703,896      28,188,481        730,927      10,083,141          8,603         116,154

CLASS C
   Subscriptions                   3,020,177      49,654,610        869,296      12,200,290             --              --
   Distributions reinvested           37,782         603,008            192           2,361             --              --
   Redemptions                       (90,504)     (1,494,569)       (11,707)       (147,824)            --              --
                                 -----------    ------------    -----------    ------------    -----------    ------------
       Net increase                2,967,455      48,763,049        857,781      12,054,827             --              --

CLASS G
   Subscriptions                       8,934         144,317         28,276         350,209        429,423       6,235,998
   Proceeds received in
    connection with merger                --              --             --              --             --              --
   Distributions reinvested           14,619         230,995         38,236         465,333         38,027         526,290
   Redemptions                       (45,300)       (737,626)       (99,176)     (1,269,029)      (111,919)     (1,509,331)
                                 -----------    ------------    -----------    ------------    -----------    ------------
       Net increase (decrease)       (21,747)       (362,314)       (32,664)       (453,487)       355,531       5,252,957

CLASS T
   Subscriptions                     660,542      11,021,936      2,163,625      28,267,215      6,479,808      92,202,077
   Distributions reinvested          221,143       3,611,263        453,371       5,680,741        665,372       9,395,064
   Redemptions                      (739,238)    (12,471,883)    (2,947,006)    (38,209,114)    (5,121,259)    (70,792,166)
                                 -----------    ------------    -----------    ------------    -----------    ------------
       Net increase (decrease)       142,447       2,161,316       (330,010)     (4,261,158)     2,023,921      30,804,975

CLASS Z
   Subscriptions                  16,526,790     282,508,460     23,437,396     320,832,302     19,254,421     283,345,487
   Proceeds received in
    connection with merger                --              --             --              --             --              --
   Distributions reinvested        1,091,816      18,124,146      1,461,938      18,622,287      2,024,954      28,972,951
   Redemptions                    (7,086,146)   (121,664,953)   (11,858,363)   (163,132,456)   (13,389,656)   (190,309,137)
                                 -----------    ------------    -----------    ------------    -----------    ------------
       Net increase (decrease)    10,532,460     178,967,653     13,040,971     176,322,133      7,889,719     122,009,301


(a) The Fund changed its fiscal year end from October 31 to September 30.
(b) Effective December 9, 2002, the Galaxy Large Cap Value Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Large Cap Core Fund (formerly known as Galaxy Growth & Income Fund) Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Large Cap Core Fund was renamed Columbia Large Cap Core Fund.
(c) Effective November 18, 2002, the Galaxy Small Cap Value Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Small Cap Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Small Cap Fund was renamed Columbia Small Cap Fund.


                 See Accompanying Notes to Financial Statements.

                                  72-73 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
March 31, 2004                                             Columbia Equity Funds



                                                            COLUMBIA SMALL COMPANY EQUITY FUND
                                 -------------------------------------------------------------------------------------
                                        (UNAUDITED)
                                      SIX MONTHS ENDED                 PERIOD ENDED                  YEAR ENDED
                                      MARCH 31, 2004           SEPTEMBER 30, 2003 (a)(b)          OCTOBER 31, 2002
                                 -------------------------    --------------------------    --------------------------
                                   SHARES      DOLLARS ($)      SHARES       DOLLARS ($)      SHARES       DOLLARS ($)
                                 ----------    -----------    ----------    ------------    ----------    ------------
CLASS A
   Subscriptions                     83,724      1,398,264        47,106         619,478            --              --
   Redemptions                      (14,038)      (229,659)      (19,853)       (248,570)           --              --
                                 ----------    -----------    ----------    ------------    ----------    ------------
       Net increase                  69,686      1,168,605        27,253         370,908            --              --

CLASS B
   Subscriptions                     60,770        949,797        15,904         207,848            --              --
   Redemptions                       (6,943)      (108,072)         (593)         (5,872)           --              --
                                 ----------    -----------    ----------    ------------    ----------    ------------
       Net increase                  53,827        841,725        15,311         201,976            --              --

CLASS C
   Subscriptions                     26,204        410,921        14,632         187,755            --              --
   Redemptions                       (3,039)       (48,210)      (10,379)       (127,847)           --              --
                                 ----------    -----------    ----------    ------------    ----------    ------------
       Net increase                  23,165        362,711         4,253          59,908            --              --

CLASS G
   Subscriptions                      4,568         69,345        15,704         176,262       358,543       5,343,587
   Redemptions                     (118,158)    (1,789,044)     (372,314)     (4,494,902)     (561,965)     (7,654,692)
                                 ----------    -----------    ----------    ------------    ----------    ------------
       Net decrease                (113,590)    (1,719,699)     (356,610)     (4,318,640)     (203,422)     (2,311,105)

CLASS T
   Subscriptions                    138,229      2,239,369     1,610,555      19,278,621     7,332,857     103,731,584
   Redemptions                     (359,940)    (5,937,027)   (1,992,911)    (23,497,418)   (7,849,704)   (111,618,506)
                                 ----------    -----------    ----------    ------------    ----------    ------------
       Net decrease                (221,711)    (3,697,658)     (382,356)     (4,218,797)     (516,847)     (7,886,922)

CLASS Z
   Subscriptions                  2,538,182     43,834,089     8,255,053     107,075,672     5,263,829      81,621,271
   Redemptions                   (4,015,525)   (69,326,316)   (6,917,009)    (90,058,093)   (7,195,424)   (105,865,752)
                                 ----------    -----------    ----------    ------------    ----------    ------------
       Net increase (decrease)   (1,477,343)   (25,492,227)    1,338,044      17,017,579    (1,931,595)    (24,244,481)


(a) The Fund changed its fiscal year end from October 31 to September 30.
(b) Effective November 18, 2002, the Galaxy Small Company Equity Fund Retail B, Retail A and Trust shares were reorganized as Liberty Small Company Equity Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 13, 2003, the Liberty Small Company Equity Fund was renamed Columbia Small Company Equity Fund.


                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS___________________________________________________
March 31, 2004 (Unaudited)                                 Columbia Equity Funds

NOTE 1. ORGANIZATION

The Columbia Funds Trust XI (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified portfolios (individually referred to as a "Fund", collectively referred to as the "Funds"):

    Columbia Asset Allocation Fund
    Columbia Large Cap Growth Fund
    Columbia Disciplined Value Fund
    Columbia International Equity Fund
    Columbia Large Cap Core Fund
    Columbia Small Cap Fund
    Columbia Small Company Equity Fund

INVESTMENT GOALS

The Columbia Asset Allocation Fund seeks a high total return by providing both a current level of income greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets. Columbia Large Cap Growth Fund, Columbia International Equity Fund and Columbia Small Cap Fund seek long term capital appreciation. Columbia Disciplined Value Fund seeks long term capital appreciation, with income as a secondary goal. Columbia Large Cap Core Fund seeks to provide a relatively high total return through long-term capital appreciation and current income. Columbia Small Company Equity Fund seeks capital appreciation.


FUND SHARES

The Funds may issue an unlimited number of shares. Each Fund offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure. Effective March 1, 2004, the Columbia Small Cap Fund was closed to new investors.

Class A and Class T shares are subject to a front-end sales charge of 5.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

On October 13, 2003, the Liberty Asset Allocation Fund, Liberty Equity Growth Fund, Liberty Equity Value Fund, Liberty International Equity Fund, Liberty Large Cap Core Fund, Liberty Small Cap Fund and Liberty Small Company Equity Fund were renamed Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia International Equity Fund, Columbia Large Cap Core Fund, Columbia Small Cap Fund and Columbia Small Company Equity Fund, respectively. Also on this date, the Liberty-Stein Roe Funds Investment Trust was renamed Columbia Funds Trust XI.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

________________________________________________________________________________
March 31, 2004 (Unaudited)                                 Columbia Equity Funds

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by a pricing service approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. The Funds, through their custodian, receive delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized

________________________________________________________________________________
March 31, 2004 (Unaudited)                                 Columbia Equity Funds

gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses), are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for each Fund, with the exception of the Columbia International Equity Fund. The Columbia International Equity Fund declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the period ended September 30, 2003 and the year ended October 31, 2002 was as follows:

                                                  SEPTEMBER 30, 2003
                                           ------------------------------
                                            ORDINARY          LONG-TERM
                                             INCOME         CAPITAL GAINS
                                           -----------      -------------
    Columbia Asset Allocation Fund ......  $ 8,302,859      $          --
    Columbia Large Cap Growth Fund ......    2,326,344                 --
    Columbia International Equity Fund...    4,361,724                 --
    Columbia Large Cap Core Fund ........    2,920,950                 --
    Columbia Small Cap Fund .............    8,797,912         23,723,001

                                                  OCTOBER 31, 2002
                                           ------------------------------
                                            ORDINARY          LONG-TERM
                                             INCOME         CAPITAL GAINS
                                           -----------      -------------
    Columbia Asset Allocation Fund.......  $ 8,939,420      $          --
    Columbia Disciplined Value Fund......           --         10,519,279
    Columbia International Equity Fund...   12,204,413                 --
    Columbia Large Cap Core Fund.........    2,339,161         25,685,830
    Columbia Small Cap Fund..............    8,625,684         39,447,563

________________________________________________________________________________
March 31, 2004 (Unaudited)                                 Columbia Equity Funds

Unrealized appreciation and depreciation at March investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:



                                             UNREALIZED          UNREALIZED        NET UNREALIZED
                                            APPRECIATION        DEPRECIATION        APPRECIATION
                                           --------------      --------------      --------------
    Columbia Asset Allocation Fund.......  $   66,332,429      $   (7,949,098)     $   58,383,331
    Columbia Large Cap Growth Fund.......     180,311,442         (15,350,106)        164,961,336
    Columbia Disciplined Value Fund......      60,537,550          (8,740,186)         51,797,364
    Columbia International Equity Fund...      92,078,368          (3,684,549)         88,393,819
    Columbia Large Cap Core Fund.........      42,701,366          (8,805,846)         33,895,520
    Columbia Small Cap Fund..............     314,912,315         (62,762,146)        252,150,169
    Columbia Small Company Equity Fund...     106,348,161         (10,462,597)         95,885,564


The following capital loss carryforwards, determined as of September 30, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:



                                              COLUMBIA            COLUMBIA           COLUMBIA
                                               ASSET             LARGE CAP          DISCIPLINED
                                             ALLOCATION            GROWTH              VALUE
    YEAR OF EXPIRATION                         FUND*                FUND               FUND
    -------------------------------------  --------------      --------------      --------------
    2007.................................  $      260,595      $           --      $           --
    2008.................................         330,406                  --                  --
    2009.................................              --          41,527,758                  --
    2010.................................      28,548,737          99,339,708          65,721,738
    2011.................................       5,941,365          22,217,091                  --
                                           --------------      --------------      --------------
    Total................................  $   35,081,103      $  163,084,557      $   65,721,738
                                           --------------      --------------      --------------




                            COLUMBIA          COLUMBIA                               COLUMBIA
                          INTERNATIONAL       LARGE CAP           COLUMBIA         SMALL COMPANY
                             EQUITY             CORE              SMALL CAP           EQUITY
    YEAR OF EXPIRATION        FUND*             FUND                FUND               FUND
    --------------------  -------------    --------------      --------------      --------------
    2008................  $   4,901,661    $           --      $           --      $           --
    2009................    104,830,434                --                  --           7,702,742
    2010................    219,682,429         2,882,225                  --          93,115,978
    2011................     36,290,283        16,616,641                  --                  --
                          -------------    --------------      --------------      --------------
    Total...............  $ 365,704,807    $   19,498,866      $           --      $  100,818,720
                          -------------    --------------      --------------      --------------

   *The availability of a portion of these capital loss carryforwards
    ($591,001 with respect to the Columbia Asset Allocation Fund and $4,901,661 with respect to the Columbia International Equity Fund), which were acquired on August 20, 2001 in connection with The Pillar Funds reorganization, may be limited in a given year.

________________________________________________________________________________
March 31, 2004 (Unaudited)                                 Columbia Equity Funds

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Utilization of these capital loss carryforwards above could be subject to merger limitations imposed by the Internal Revenue Code.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"). Columbia receives a monthly investment advisory fee based on average daily net assets from each of the Funds (excluding Columbia International Equity Fund and Columbia Small Company Equity Fund) as follows:

                                            ANNUAL
                                             FEE
    AVERAGE DAILY NET ASSETS                 RATE
    ------------------------                ------
    First $500 million                        0.75%
    Next $500 million                         0.70%
    Next $500 million                         0.65%
    Next $500 million                         0.60%
    Over $2 billion                           0.55%

For the period July 1, 2003 through October 31, 2003, Columbia voluntarily waived its investment advisory fee of the Columbia Asset Allocation Fund by 0.03% annually of the Fund's average daily net assets.

Columbia receives a monthly investment advisory fee based on average daily net assets of the Columbia International Equity Fund as follows:

                                            ANNUAL
                                             FEE
    AVERAGE DAILY NET ASSETS                 RATE
    ------------------------                ------
    First $50 million                         1.15%
    Next $50 million                          0.95%
    Over $100 million                         0.85%

Columbia has voluntarily agreed to waive a portion of its investment advisory fee for the Columbia International Equity Fund at an annual rate of 0.25% on the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Columbia receives a monthly investment advisory fee based on average daily net assets of the Columbia Small Company Equity Fund as follows:

                                            ANNUAL
                                             FEE
    AVERAGE DAILY NET ASSETS                 RATE
    ------------------------                ------
    First $500 million                        0.75%
    Next $500 million                         0.70%
    Over $1 billion                           0.65%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee from each Fund (excluding Columbia International Equity Fund) at the annual rate of 0.75% of each Fund's average daily net assets. In addition, Columbia also waived a portion of its investment advisory fee so that such fees payable by the Funds were as follows:

                                            ANNUAL
                                             FEE
    AVERAGE DAILY NET ASSETS                 RATE
    ------------------------                ------
    First $500 million                        0.75%
    Next $500 million                         0.70%
    Next $500 million                         0.65%
    Next $500 million                         0.60%
    Over $2 billion                           0.55%

For the six months ended March 31, 2004, the annualized effective investment advisory fee rates for the Funds were as follows:


                                            ANNUAL
                                             FEE
                                             RATE
                                            ------
    Columbia Asset Allocation Fund            0.74%
    Columbia Large Cap Growth Fund            0.72%
    Columbia Disciplined Value Fund           0.75%
    Columbia International Equity Fund        0.64%
    Columbia Large Cap Core Fund              0.75%
    Columbia Small Cap Fund                   0.70%
    Columbia Small Company Equity Fund        0.75%

ADMINISTRATION FEE

Columbia provides accounting and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation

________________________________________________________________________________
March 31, 2004 (Unaudited)                                 Columbia Equity Funds

("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee, in addition to fees for pricing services, based on the average daily net assets of each Fund as follows:
                                                         ANNUAL
    AVERAGE DAILY NET ASSETS                              FEE
    --------------------------------------------       ---------
    Under $50 million                                  $  25,000
    Over $50 million but less than $200 million        $  35,000
    Over $200 million but less than $500 million       $  50,000
    Over $500 million but less than $1 billion         $  85,000
    Over $1 billion                                    $ 125,000

The annual fees for a Fund with more than 25% in non-domestic assets, as measured on a monthly basis, will be 150% of the fees disclosed above. For multiple class funds, Columbia is entitled to receive an additional $10,000 per fund.

For the six months ended March 31, 2004, the annualized effective pricing and bookkeeping fee rates for the Funds were as follows:

                                                         ANNUAL
                                                          FEE
                                                          RATE
                                                        --------
    Columbia Asset Allocation Fund                         0.031%
    Columbia Large Cap Growth Fund                         0.011%
    Columbia Disciplined Value Fund                        0.014%
    Columbia International Equity Fund                     0.018%
    Columbia Large Cap Core Fund                           0.013%
    Columbia Small Cap Fund                                0.009%
    Columbia Small Company Equity Fund                     0.014%

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee based on a per-account charge or a minimum of $5,000 annually. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its transfer agent fee for the Columbia International Equity Fund, Columbia Large Cap Core Fund and Columbia Small Company Equity Fund. These arrangements may be revised or discontinued by the Transfer Agent at any time.

For the period January 1, 2004 through March 31, 2004, the Transfer Agent waived fees for the Funds as follows:

                                                         FEES
                                                        WAIVED
                                                       ---------
    Columbia International Equity Fund                 $  15,708
    Columbia Large Cap Core Fund                           4,491
    Columbia Small Company Equity Fund                     9,072

For the period October 1, 2003 through December 31, 2003, the Transfer Agent waived transfer agent fees as follows:

                                                FEES WAIVED
                                           ---------------------
                                            CLASS G     CLASS T
                                           ---------   ---------
    Columbia International
       Equity Fund                         $   3,326   $  12,336
    Columbia Large Cap
       Core Fund                               4,341          --
    Columbia Small Company
       Equity Fund                                --       9,209

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), formerly Liberty Funds Distributor, Inc., an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds. For the six months ended March 31, 2004, the Distributor has retained net underwriting discounts and CDSC fees as follows:

________________________________________________________________________________
March 31, 2004 (Unaudited)                                 Columbia Equity Funds



                                             FRONT-END
                                           SALES CHARGE                               CDSC
                                       -------------------    ---------------------------------------------------
                                        CLASS A    CLASS T    CLASS A   CLASS B     CLASS C    CLASS G    CLASS T
                                       ---------   -------    -------   --------    -------   --------    -------
Columbia Asset
    Allocation Fund..................  $   3,106   $ 3,446    $    --   $  4,463    $    40   $     --    $    --
Columbia Large Cap
    Growth Fund......................      5,512     9,125         --      1,603         26     70,210         --
Columbia Disciplined Value Fund......      2,650     2,986         --        646         --     10,041         --
Columbia International Equity Fund...      1,723       956         --          7         --      4,769         --
Columbia Large Cap Core Fund.........      5,451     4,011         --      2,144         88     22,349         --
Columbia Small Cap Fund..............    187,175     4,265          5     19,950      7,994     10,007          2
Columbia Small Company Equity Fund...      5,177     1,473         --         --         10      6,342         --


The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

                                                    DISTRIBUTION FEE
                                       -----------------------------------------
                                       CLASS A     CLASS B    CLASS C   CLASS G
                                       -------     -------    -------   -------
Columbia Asset Allocation Fund.......     0.10%       0.75%      0.75%     0.65%
Columbia Large Cap Growth Fund.......     0.10%       0.75%      0.75%     0.65%
Columbia Disciplined Value Fund......     0.10%       0.75%      0.75%     0.65%
Columbia International Equity Fund...     0.10%       0.75%      0.75%     0.65%
Columbia Large Cap Core Fund.........     0.10%       0.75%      0.75%     0.65%
Columbia Small Cap Fund..............     0.10%       0.75%      0.75%     0.65%
Columbia Small Company Equity Fund...     0.10%       0.75%      0.75%     0.65%

                                                       SERVICE FEE
                                       -----------------------------------------
                                       CLASS A     CLASS B    CLASS C   CLASS G
                                       -------     -------    -------   -------
Columbia Asset Allocation Fund.......     0.25%       0.25%      0.25%     0.50%
Columbia Large Cap Growth Fund.......     0.25%       0.25%      0.25%     0.50%
Columbia Disciplined Value Fund......     0.25%       0.25%      0.25%     0.50%
Columbia International Equity Fund...     0.25%       0.25%      0.25%     0.50%
Columbia Large Cap Core Fund.........     0.25%       0.25%      0.25%     0.50%
Columbia Small Cap Fund..............     0.25%       0.25%      0.25%     0.50%
Columbia Small Company Equity Fund...     0.25%       0.25%      0.25%     0.50%

The Funds do not intend to pay total distribution and service fees in excess of 0.25% and 0.95% annually for Class A and Class G shares of each Fund, respectively.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEES

The Funds have adopted shareholder services plans that permit them to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Funds do not intend to pay more than 0.30% annually for Class T shareholder service fees.

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND DIRECTORS

The Funds pay no compensation to their officers, all of whom are employees of Columbia or its affiliates.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

________________________________________________________________________________
March 31, 2004 (Unaudited)                                 Columbia Equity Funds

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                                OTHER INVESTMENT SECURITIES
                                             ---------------------------------
                                                PURCHASES            SALES
                                             --------------     --------------
    Columbia Asset Allocation Fund.......... $  192,859,183     $  231,477,645
    Columbia Large Cap Growth Fund..........    758,416,551        814,443,353
    Columbia Disciplined Value Fund.........    192,753,655        184,741,321
    Columbia International Equity Fund......    225,759,985        202,257,793
    Columbia Large Cap Core Fund............    269,644,471        303,526,320
    Columbia Small Cap Fund.................    441,991,325        115,712,835
    Columbia Small Company Equity Fund......    137,751,680        161,579,743

                                                U.S. GOVERNMENT SECURITIES
                                             ---------------------------------
                                               PURCHASES             SALES
                                             --------------     --------------
    Columbia Asset Allocation Fund.......... $   14,088,393     $   14,922,447

NOTE 6. REDEMPTION FEES

Effective February 15, 2003, the Columbia International Equity Fund began imposing a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. Prior to October 9, 2003, redemption fees were recorded as a component of paid-in capital on Class Z shares. For the six months ended March 31, 2004, the redemption fees for the Class Z shares of the Columbia International Equity Fund amounted to $28,437.

NOTE 7. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Funds based on its borrowings. In addition, the Funds have agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended March 31, 2004, the Funds did not borrow under this arrangement.

NOTE 8. DISCLOSURE OF SIGNIFICANT
RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that

________________________________________________________________________________
March 31, 2004 (Unaudited)                                 Columbia Equity Funds

there is no established retail secondary market and because of a decline in the value of such securities.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risks than funds that are more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

For the six months ended March 31, 2004, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

Columbia Asset Allocation Fund                 $   3,215
Columbia Large Cap Growth Fund                     6,792
Columbia Disciplined Value Fund                    2,895
Columbia International Equity Fund                 3,341
Columbia Large Cap Core Fund                       2,945
Columbia Small Cap Fund                           10,616
Columbia Small Company Equity Fund                 2,876

NOTE 9. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Funds' investment advisor and distributor, was acquired by BOA. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

NOTE 10. COMPARABILITY OF FINANCIAL STATEMENTS

The fiscal year end of the Funds was changed from October 31 to September 30. Accordingly, the Funds' 2004 fiscal year end will be September 30, 2004.

NOTE 11. BUSINESS COMBINATIONS AND MERGERS

As of the end of business on November 15, 2002, the Stein Roe Balanced Fund, a separate series of the Trust, merged into the Trust shares of Galaxy Asset Allocation Fund. The Galaxy Asset Allocation Fund received a tax-free transfer of assets from the Stein Roe Balanced Fund as follows:

________________________________________________________________________________
March 31, 2004 (Unaudited)                                 Columbia Equity Funds

        SHARES            NET ASSETS         UNREALIZED
        ISSUED             RECEIVED         APPRECIATION 1
    ---------------      -------------     ----------------
      9,749,490          $ 127,523,327     $      8,523,537

                           NET ASSETS          NET ASSETS
      NET ASSETS          OF STEIN ROE      OF GALAXY ASSET
    OF GALAXY ASSET      BALANCED FUND      ALLOCATION FUND
    ALLOCATION FUND       IMMEDIATELY         IMMEDIATELY
       PRIOR TO            PRIOR TO              AFTER
     COMBINATION          COMBINATION         COMBINATION
    ---------------      -------------     ----------------
    $441,389,479         $127,523,327        $568,912,806

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

Also as of the end of business on November 15, 2002, subsequent to the merger described above, the Galaxy Asset Allocation Fund, previously a fund of The Galaxy Fund ("Galaxy"), a separate Massachusetts business trust, was reorganized as the Liberty Asset Allocation Fund (currently known as Columbia Asset Allocation Fund). Class A, Class B, Class G, Class T and Class Z shares were issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

Also as of the end of business on November 15, 2002, the Galaxy Equity Growth Fund, previously a fund of Galaxy, was reorganized as the Liberty Equity Growth Fund (currently known as Columbia Large Cap Growth Fund) with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

As of the end of business on November 22, 2002, the Galaxy Equity Value Fund, previously a fund of Galaxy, was reorganized as the Liberty Equity Value Fund (currently known as Columbia Disciplined Value Fund) with Class G, Class T and Class Z shares issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

As of the end of business on November 15, 2002, the Galaxy International Equity Fund, previously a fund of Galaxy, was reorganized as the Liberty International Equity Fund (currently known as Columbia International Equity Fund) with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

As of the end of business on December 6, 2002, the Galaxy Large Cap Value Fund, Retail A, Retail B and Trust shares merged into the Galaxy Growth & Income Fund, Prime A, Retail B and Trust shares, respectively. The Galaxy Large Cap Value Fund and Galaxy Growth & Income Fund were both previously funds of Galaxy. The Galaxy Growth & Income Fund received a tax-free transfer of assets from Galaxy Large Cap Value Fund as follows:


        SHARES             NET ASSETS       UNREALIZED
        ISSUED              RECEIVED       APPRECIATION 1
    ---------------      --------------     -------------
          8,506,336      $   88,215,75     $   3,841,144

                          NET ASSETS OF    NET ASSETS OF
      NET ASSETS OF       GALAXY LARGE     GALAXY GROWTH
      GALAXY GROWTH      CAP VALUE FUND    & INCOME FUND
      & INCOME FUND       IMMEDIATELY       IMMEDIATELY
        PRIOR TO           PRIOR TO            AFTER
       COMBINATION        COMBINATION       COMBINATION
    ---------------      -------------     -------------
    $   560,578,780      $   88,215,757    $ 648,794,537

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

Also as of the end of business on December 6, 2002, subsequent to the merger described above, the Galaxy Growth & Income Fund was reorganized as the Liberty Large Cap Core Fund (currently known as Columbia Large Cap Core Fund). Class A, Class B, Class G, Class T and Class Z shares were issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on December 9, 2002.

As of the end of business on November 15, 2002, the Galaxy Small Cap Value Fund, previously a fund of Galaxy, was reorganized as the Liberty Small Cap Fund (currently known as Columbia Small Cap Fund) with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

As of the end of business on November 15, 2002, the Galaxy Small Company Equity Fund, previously a fund of Galaxy, was reorganized as the Liberty Small Company Equity Fund (currently known as Columbia Small Company Equity Fund) with Class G, Class T and Class Z shares issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 18, 2002.

The accompanying statements of operations, statements of changes in net assets and financial highlights for these funds represent the historical operations of the Galaxy Asset Allocation Fund, Galaxy Equity Growth Fund, Galaxy International Equity Fund, Galaxy Small Cap Value Fund and Galaxy Small Company Equity Fund for periods prior to November 15, 2002, and the Galaxy Equity Value Fund for periods prior to November 22, 2002 and the Galaxy Growth & Income Fund for periods prior to December 6, 2002.

                      This page intentionally left blank.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  Columbia Asset Allocation Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                   (UNAUDITED)
                                                   SIX MONTHS           PERIOD
                                                     ENDED              ENDED
                                                    MARCH 31,        SEPTEMBER 30,
CLASS A SHARES                                      2004 (a)         2003 (b)(c)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    14.01        $       12.86
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.10(e)              0.20(e)
Net realized and unrealized gain
 (loss) on investments                                   1.44                 1.17
                                                   ----------        -------------
Total from investment operations                         1.54                 1.37
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.17)               (0.22)
From net realized gains                                    --                   --
                                                   ----------        -------------
Total distributions declared to shareholders            (0.17)               (0.22)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    15.38        $       14.01
Total return (g)(h)                                     11.03%(i)            10.80%(i)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             1.40%(k)             1.49%(k)
Net investment income (j)                                1.36%(k)             1.55%(k)
Waiver/reimbursement                                     0.01%(k)             0.01%(k)
Portfolio turnover rate                                    44%(i)              122%(i)
Net assets, end of period (000's)                  $    2,134        $       1,211
----------------------------------------------------------------------------------




                                                                    YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------
CLASS A SHARES                                      2002            2001          2000         1999 (d)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 14.95        $  18.77       $ 17.73       $  16.95
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.26(f)         0.34(e)       0.39(e)        0.44
Net realized and unrealized gain
 (loss) on investments                               (2.12)(f)       (3.06)         1.36           1.17
                                                   -------        --------       -------       --------
Total from investment operations                     (1.86)          (2.72)         1.75           1.61
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.23)          (0.36)        (0.40)         (0.40)
From net realized gains                                 --           (0.74)        (0.31)         (0.43)
                                                   -------        --------       -------       --------
Total distributions declared to shareholders         (0.23)          (1.10)        (0.71)         (0.83)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 12.86        $  14.95       $ 18.77       $  17.73
Total return (g)(h)                                 (12.53)%        (15.08)%       10.15%          9.72%
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                          1.40%           1.26%         1.15%          1.16%
Net investment income (j)                             1.73%(f)        2.07%         2.15%          2.27%
Waiver/reimbursement                                  0.13%           0.12%         0.15%          0.13%
Portfolio turnover rate                                 40%             65%           59%           135%
Net assets, end of period (000's)                  $    43        $     60       $   186       $    238
-------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Liberty Asset Allocation Fund, Class A shares.
(d)  The Fund began offering Prime A shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  Columbia Asset Allocation Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                   (UNAUDITED)
                                                   SIX MONTHS              PERIOD
                                                     ENDED                 ENDED
                                                    MARCH 31,           SEPTEMBER 30,
CLASS B SHARES                                      2004 (a)             2003 (b)(c)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    14.00           $       12.85
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.05(e)                 0.12(e)
Net realized and unrealized gain
(loss) on investments                                    1.43                    1.17
                                                   ----------           -------------
Total from investment operations                         1.48                    1.29
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.11)                  (0.14)
From net realized gains                                    --                      --
                                                   ----------           -------------
Total distributions declared to shareholders            (0.11)                  (0.14)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    15.37           $       14.00
Total return (g)                                        10.58%(h)(i)            10.13%(h)(i)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             2.16%(k)                2.17%(k)
Net investment income (j)                                0.62%(k)                0.95%(k)
Waiver/reimbursement                                     0.01%(k)                0.01%(k)
Portfolio turnover rate                                    44%(i)                 122%(i)
Net assets, end of period (000's)                  $    4,164           $       2,539
-------------------------------------------------------------------------------------




                                                                    YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------
CLASS B SHARES                                      2002            2001          2000         1999 (d)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 14.93        $  18.75       $ 17.71        $  16.95
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.14(f)         0.22(e)       0.26(e)         0.29
Net realized and unrealized gain
(loss) on investments                                (2.08)(f)       (3.06)         1.35            1.19
                                                   -------        --------       -------       ---------
Total from investment operations                     (1.94)          (2.84)         1.61            1.48
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.14)          (0.24)        (0.26)          (0.29)
From net realized gains                                 --           (0.74)        (0.31)          (0.43)
                                                   -------        --------       -------       ---------
Total distributions declared to shareholders         (0.14)          (0.98)        (0.57)          (0.72)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 12.85        $  14.93       $ 18.75        $  17.71
Total return (g)                                    (13.06)%        (15.68)%(h)     9.29%(h)        8.91%(h)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                          2.06%           1.99%         1.89%           1.90%
Net investment income (j)                             1.07%(f)        1.34%         1.41%           1.53%
Waiver/reimbursement                                    --            0.04%         0.17%           0.18%
Portfolio turnover rate                                 40%             65%           59%            135%
Net assets, end of period (000's)                  $   276        $    389       $   526        $    519
--------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Liberty Asset Allocation Fund, Class B shares.
(d)  The Fund began offering Prime B shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  Columbia Asset Allocation Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                 (UNAUDITED)
                                                 SIX MONTHS             PERIOD
                                                   ENDED                ENDED
                                                  MARCH 31,          SEPTEMBER 30,
CLASS C SHARES                                    2004 (a)            2003 (b)(c)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     14.00         $       13.08
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                               0.05                  0.10
Net realized and unrealized gain on investments         1.44                  0.93
                                                 -----------         -------------
Total from investment operations                        1.49                  1.03
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.11)                (0.11)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     15.38         $       14.00
Total return (e)(f)(g)                                 10.64%                 7.93%
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                         2.17%                 2.28%
Net investment income (h)(i)                            0.63%                 0.85%
Waiver/reimbursement (i)                                0.01%                 0.01%
Portfolio turnover rate (g)                               44%                  122%
Net assets, end of period (000's)                $       417         $         187
----------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  Columbia Asset Allocation Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                         (UNAUDITED)
                                         SIX MONTHS               PERIOD
                                           ENDED                 ENDED
                                          MARCH 31,            SEPTEMBER 30,
CLASS G SHARES                            2004 (a)              2003 (b)(c)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $     14.00           $       12.84
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.05(d)                 0.12(d)
Net realized and unrealized gain
 (loss) on investments                          1.43                    1.17
                                         -----------           -------------
Total from investment operations                1.48                    1.29
----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                     (0.11)                  (0.13)
From net realized gains                           --                      --
                                         -----------           -------------
Total distributions
 declared to shareholders                      (0.11)                  (0.13)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $     15.37           $       14.00
Total return (f)                               10.59%(g)(h)            10.12%(g)(h)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                    2.14%(j)                2.19%(j)
Net investment income (i)                       0.65%(j)                1.02%(j)
Waiver/reimbursement                            0.01%(j)                0.01%(j)
Portfolio turnover rate                           44%(h)                 122%(h)
Net assets, end of period (000's)        $    51,547           $      56,383
----------------------------------------------------------------------------




                                                                   YEAR ENDED OCTOBER 31,
                                         -------------------------------------------------------------------------
CLASS G SHARES                             2002            2001           2000              1999           1998
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  14.92        $   18.74       $   17.70       $    16.92     $    16.43
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.14(e)          0.22(d)         0.24(d)          0.25           0.29
Net realized and unrealized gain
 (loss) on investments                      (2.08)(e)        (3.06)           1.36             1.21           1.71
                                         --------        ---------       ---------       ----------     ----------
Total from investment operations            (1.94)           (2.84)           1.60             1.46           2.00
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                  (0.14)           (0.24)          (0.25)           (0.25)         (0.30)
From net realized gains                        --            (0.74)          (0.31)           (0.43)         (1.21)
                                         --------        ---------       ---------       ----------     ----------
Total distributions
 declared to shareholders                   (0.14)           (0.98)          (0.56)           (0.68)         (1.51)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $  12.84        $   14.92       $   18.74       $    17.70     $    16.92
Total return (f)                           (13.08)%(g)      (15.72)%(g)       9.20%            8.76%         13.14%
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                 2.09%            2.01%           1.99%            2.00%          1.99%
Net investment income (i)                    1.04%(e)         1.33%           1.31%            1.43%          1.77%
Waiver/reimbursement                         0.03%            0.01%             --               --             --
Portfolio turnover rate                        40%              65%             59%             135%           108%
Net assets, end of period (000's)        $ 73,183        $ 106,074       $ 105,980       $   91,199     $   57,876
------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Liberty Asset Allocation Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  Columbia Asset Allocation Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                         (UNAUDITED)
                                         SIX MONTHS                PERIOD
                                           ENDED                    ENDED
                                          MARCH 31,            SEPTEMBER 30,
CLASS T SHARES                            2004 (a)              2003 (b)(c)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $     14.01           $       12.87
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.10(d)                 0.21(d)
Net realized and unrealized gain
 (loss) on investments                          1.43                    1.16
                                         -----------           -------------
Total from investment operations                1.53                    1.37
----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income                     (0.16)                  (0.23)
From net realized gains                           --                      --
                                         -----------           -------------
Total distributions
  declared to shareholders                     (0.16)                  (0.23)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $     15.38           $       14.01
Total return (f)                               11.00%(g)(h)            10.75%(g)(h)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                    1.47%(j)                1.49%(j)
Net investment income (i)                       1.33%(j)                1.73%(j)
Waiver/reimbursement                            0.01%(j)                0.01%(j)
Portfolio turnover rate                           44%(h)                 122%(h)
Net assets, end of period (000's)        $   197,475           $     189,580
----------------------------------------------------------------------------




                                                                   YEAR ENDED OCTOBER 31,
                                         -------------------------------------------------------------------------
CLASS T SHARES                             2002            2001           2000              1999           1998
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  14.95        $   18.79       $   17.74       $    16.95     $    16.46
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.25(e)          0.33(d)         0.37(d)          0.37           0.38
Net realized and unrealized gain
  (loss) on investments                     (2.09)(e)        (3.08)           1.36             1.21           1.72
                                         --------        ---------       ---------       ----------     ----------
Total from investment operations            (1.84)           (2.75)           1.73             1.58           2.10
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS
From net investment income                  (0.24)           (0.35)          (0.37)           (0.36)         (0.40)
From net realized gains                        --            (0.74)          (0.31)           (0.43)         (1.21)
                                         --------        ---------       ---------       ----------     ----------
Total distributions
  declared to shareholders                  (0.24)           (1.09)          (0.68)           (0.79)         (1.61)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $  12.87        $   14.95       $   18.79       $    17.74     $    16.95
Total return (f)                           (12.45)%(g)      (15.18)%(g)       9.98%            9.53%         13.85%
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                 1.37%            1.33%           1.29%            1.32%          1.33%
Net investment income (i)                    1.76%(e)         2.01%           2.01%            2.11%          2.43%
Waiver/reimbursement                         0.01%            0.01%             --               --             --
Portfolio turnover rate                        40%              65%             59%             135%           108%
Net assets, end of period (000's)        $198,154        $ 289,882       $ 371,590       $  389,077     $  323,498
------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Liberty Asset Allocation Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:



                                         (UNAUDITED)
                                         SIX MONTHS               PERIOD
                                           ENDED                  ENDED
                                          MARCH 31,             SEPTEMBER 30,
CLASS Z SHARES                            2004 (a)              2003 (b)(c)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $     14.01           $       12.87
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.12(d)                 0.25(d)
Net realized and unrealized gain
 (loss) on investments                          1.43                    1.16
                                         -----------           -------------
Total from investment operations                1.55                    1.41
----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income                     (0.19)                  (0.27)
From net realized gains                           --                      --
                                         -----------           -------------
Total distributions
  declared to shareholders                     (0.19)                  (0.27)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $     15.37           $       14.01
Total return (f)                               11.12%(g)(h)            11.07%(g)(h)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                    1.17%(j)                1.16%(j)
Net investment income (i)                       1.63%(j)                2.04%(j)
Waiver/reimbursement                            0.01%(j)                0.01%(j)
Portfolio turnover rate                           44%(h)                 122%(h)
Net assets, end of period (000's)        $   216,660           $     217,935
----------------------------------------------------------------------------




                                                                   YEAR ENDED OCTOBER 31,
                                         -------------------------------------------------------------------------
CLASS Z SHARES                             2002            2001           2000              1999           1998
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  14.94        $   18.78       $   17.73       $    16.96     $    16.47
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.29(e)          0.37(d)         0.41(d)          0.40           0.42
Net realized and unrealized gain
  (loss) on investments                     (2.09)(e)        (3.08)           1.36             1.20           1.71
                                         --------        ---------       ---------       ----------     ----------
Total from investment operations            (1.80)           (2.71)           1.77             1.60           2.13
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income                  (0.27)           (0.39)          (0.41)           (0.40)         (0.43)
From net realized gains                        --            (0.74)          (0.31)           (0.43)         (1.21)
                                         --------        ---------       ---------       ----------     ----------
Total distributions
  declared to shareholders                  (0.27)           (1.13)          (0.72)           (0.83)         (1.64)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $  12.87        $   14.94       $   18.78       $    17.73     $    16.96
Total return (f)                           (12.23)%(g)      (14.94)%         10.21%            9.63%         14.05%
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                 1.12%            1.11%           1.09%            1.12%          1.13%
Net investment income (i)                    2.01%(e)         2.23%           2.21%            2.31%          2.63%
Waiver/reimbursement                         0.03%              --              --               --             --
Portfolio turnover rate                        40%              65%             59%             135%           108%
Net assets, end of period (000's)        $163,934        $ 230,562       $ 290,970       $  269,851     $  218,666
------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Trust shares were redesignated Liberty Asset Allocation Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  Columbia Large Cap Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                  (UNAUDITED)
                                                   SIX MONTHS           PERIOD
                                                     ENDED              ENDED
                                                    MARCH 31,        SEPTEMBER 30,
CLASS A SHARES                                      2004 (a)          2003 (b)(c)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     17.59        $       16.06
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.04)(e)            (0.05)(e)
Net realized and unrealized gain
 (loss) on investments                                   1.89                 1.61
                                                  -----------        -------------
Total from investment operations                         1.85                 1.56
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                (0.03)
From net realized gains                                    --                   --
                                                  -----------        -------------
Total distributions declared to shareholders               --                (0.03)
                                                  -----------        -------------
NET ASSET VALUE, END OF PERIOD                    $     19.44        $       17.59
Total return (f)(g)                                     10.52%(h)             9.72%(h)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.27%(j)             1.30%(j)
Net investment income (loss)(i)                         (0.41)%(j)           (0.30)%(j)
Waiver/reimbursement                                       --%(j)(k)          0.02%(j)
Portfolio turnover rate                                    76%(h)               91%(h)
Net assets, end of period (000's)                  $    3,644        $       1,887
----------------------------------------------------------------------------------




                                                                   YEAR ENDED OCTOBER 31,
                                                   -------------------------------------------------
CLASS A SHARES                                      2002           2001        2000          1999(d)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 19.74       $  32.31     $ 28.95       $  24.49
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.03(e)       (0.02)      (0.05)(e)      (0.01)
Net realized and unrealized gain
 (loss) on investments                               (3.71)         (8.92)       5.13           6.37
                                                   -------       --------     -------       --------
Total from investment operations                     (3.68)         (8.94)       5.08           6.36
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              --             --          --             --
From net realized gains                                 --          (3.63)      (1.72)         (1.90)
                                                   -------       --------     -------       --------
Total distributions declared to shareholders            --          (3.63)      (1.72)         (1.90)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 16.06       $  19.74     $ 32.31       $  28.95
Total return (f)(g)                                 (18.64)%       (30.43)%     18.36%         27.30%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                          1.12%          1.13%       1.12%          1.14%
Net investment income (loss)(i)                       0.14%         (0.10)%     (0.17)%        (0.05)%
Waiver/reimbursement                                  0.05%          0.03%       0.11%          0.14%
Portfolio turnover rate                                 43%            48%         54%            53%
Net assets, end of period (000's)                  $    56       $    671     $   142       $    107
----------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Liberty Equity Growth Fund, Class A shares.
(d)  The Fund began issuing Prime A shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  Columbia Large Cap Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:




                                                        (UNAUDITED)
                                                        SIX MONTHS              PERIOD
                                                          ENDED                  ENDED
                                                         MARCH 31,           SEPTEMBER 30,
CLASS B SHARES                                           2004 (a)            2003 (b)(c)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    16.96           $       15.57
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.11)(e)               (0.14)(e)
Net realized and unrealized gain
 (loss) on investments                                        1.82                    1.53
                                                        ----------           -------------
Total from investment operations                              1.71                    1.39
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                         --                      --
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    18.67           $       16.96
Total return (f)(g)                                          10.08%(h)                8.93%(h)
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                  2.03%(j)                2.13%(j)
Net investment loss (i)                                      (1.17)%(j)              (0.97)%(j)
Waiver/reimbursement                                            --%(j)(k)             0.02%(j)
Portfolio turnover rate                                         76%(h)                  91%(h)
Net assets, end of period (000's)                       $    2,539           $       1,013
------------------------------------------------------------------------------------------



                                                                   YEAR ENDED OCTOBER 31,
                                                   -------------------------------------------------
CLASS B SHARES                                      2002           2001        2000          1999(d)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 19.32       $  31.94     $ 28.84       $  24.49
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                  (0.14)(e)      (0.19)      (0.29)(e)      (0.10)
Net realized and unrealized gain
 (loss) on investments                               (3.61)         (8.80)       5.11           6.35
                                                   -------       --------     -------       --------
Total from investment operations                     (3.75)         (8.99)       4.82           6.25
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                 --          (3.63)      (1.72)         (1.90)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 15.57       $  19.32     $ 31.94       $  28.84
Total return (f)(g)                                 (19.41)%       (31.00)%     17.48%         26.79%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                          1.99%          1.95%       1.87%          1.87%
Net investment loss (i)                              (0.73)%        (0.92)%     (0.92)%        (0.78)%
Waiver/reimbursement                                  0.05%          0.03%       0.15%          0.32%
Portfolio turnover rate                                 43%            48%         54%            53%
Net assets, end of period (000's)                  $   207       $    309     $   450       $    246
----------------------------------------------------------------------------------------------------



(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Liberty Equity Growth Fund, Class B shares.
(d)  The Fund began issuing Prime B shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  Columbia Large Cap Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                (UNAUDITED)
                                                 SIX MONTHS
                                                   ENDED         PERIOD ENDED
                                                 MARCH 31,       SEPTEMBER 30,
CLASS C SHARES                                   2004 (a)        2003 (b)(c)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     16.98      $       16.04
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                               (0.11)             (0.13)
Net realized and unrealized gain on investments        1.82               1.07
                                                -----------      -------------
Total from investment operations                       1.71               0.94
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $     18.69      $       16.98
Total return (e)(f)(g)                                10.07%              5.86%
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                        2.03%              2.00%
Net investment loss (h)(i)                            (1.17)%            (0.92)%
Waiver/reimbursement (i)                                 --%(j)           0.02%
Portfolio turnover rate (g)                              76%                91%
Net assets, end of period (000's)               $       604      $         524
------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  Columbia Large Cap Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                (UNAUDITED)
                                                SIX MONTHS             PERIOD
                                                   ENDED               ENDED
                                                 MARCH 31,           SEPTEMBER 30,
CLASS G SHARES                                   2004 (a)            2003 (b)(c)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    16.43           $       15.11
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                  (0.10)(d)               (0.15)(d)
Net realized and unrealized gain
 (loss) on investments                                1.75                    1.47
                                                ----------           -------------
Total from investment operations                      1.65                    1.32
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
In excess of net investment income                      --                      --
From net realized gains                                 --                      --
                                                ----------           -------------
Total distributions
declared to shareholders                                --                      --
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $    18.08           $       16.43
Total return (f)                                     10.04%(g)(h)             8.66%(g)(h)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                          2.04%(j)                2.31%(j)
Net investment loss (i)                              (1.18)%(j)              (1.02)%(j)
Waiver/reimbursement                                    --%(j)(k)             0.02%(j)
Portfolio turnover rate                                 76%(g)                  91%(g)
Net assets, end of period (000's)               $   54,428           $      54,850
----------------------------------------------------------------------------------


                                                                           YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------------------------
CLASS G SHARES                                     2002           2001          2000             1999               1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  18.79       $   31.22     $   28.27        $    24.07        $    24.91
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                 (0.17)(d)       (0.21)        (0.35)(d)         (0.20)            (0.16)(d)
Net realized and unrealized gain
 (loss) on investments                              (3.51)          (8.59)         5.02              6.30              3.16
                                                 --------       ---------     ---------        ----------        ----------
Total from investment operations                    (3.68)          (8.80)         4.67              6.10              3.00
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
In excess of net investment income                     --              --            --                --                --(e)
From net realized gains                                --           (3.63)        (1.72)            (1.90)            (3.84)
                                                 --------       ---------     ---------        ----------        ----------
Total distributions
declared to shareholders                               --           (3.63)        (1.72)            (1.90)            (3.84)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  15.11       $   18.79     $   31.22        $    28.27        $    24.07
Total return (f)                                   (19.49)%(h)     (31.16)%(h)    17.29%(h)         26.63%(h)         13.98%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                         2.18%           2.11%         2.07%             2.05%             2.04%
Net investment loss (i)                             (0.92)%         (1.08)%       (1.11)%           (0.96)%           (0.68)%
Waiver/reimbursement                                 0.07%           0.02%         0.02%             0.03%               --
Portfolio turnover rate                                43%             48%           54%               53%               60%
Net assets, end of period (000's)                $ 64,156       $  92,292     $ 130,347        $   71,525        $   34,693
---------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Liberty Equity Growth Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  Columbia Large Cap Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)
                                                SIX MONTHS               PERIOD
                                                  ENDED                   ENDED
                                                 MARCH 31,            SEPTEMBER 30,
CLASS T SHARES                                    2004 (a)            2003 (b)(c)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     17.50          $       15.98
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (0.05)(d)              (0.02)(d)
Net realized and unrealized gain
 (loss) on investments                                 1.89                   1.54
                                                -----------          -------------
Total from investment operations                       1.84                   1.52
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               --                     --
In excess of net investment income                       --                     --
From net realized gains                                  --                     --
                                                -----------          -------------
Total distributions
 declared to shareholders                                --                     --
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $     19.34          $       17.50
Total return (f)                                      10.51%(g)(h)            9.51%(g)(h)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                           1.35%(j)               1.45%(j)
Net investment income (loss)(i)                       (0.49)%(j)             (0.16)%(j)
Waiver/reimbursement                                     --%(j)(k)            0.02%(j)
Portfolio turnover rate                                  76%(g)                 91%(g)
Net assets, end of period (000's)               $   244,262          $     235,849
----------------------------------------------------------------------------------


                                                                    YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------
CLASS T SHARES                                   2002            2001          2000             1999           1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  19.70       $   32.31     $   28.99       $    24.47     $    25.14
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.02)(d)       (0.07)        (0.10)(d)        (0.06)          0.01
Net realized and unrealized gain
 (loss) on investments                            (3.70)          (8.91)         5.14             6.48           3.19
                                               --------       ---------     ---------       ----------     ----------
Total from investment operations                  (3.72)          (8.98)         5.04             6.42           3.20
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           --              --            --               --          (0.03)
In excess of net investment income                   --              --            --               --             --(e)
From net realized gains                              --           (3.63)        (1.72)           (1.90)         (3.84)
                                               --------       ---------     ---------       ----------     ----------
Total distributions
 declared to shareholders                            --           (3.63)        (1.72)           (1.90)         (3.87)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $  15.98       $   19.70     $   32.31       $    28.99     $    24.47
Total return (f)                                 (18.88)%(h)     (30.57)%(h)    18.18%           27.55%         14.73%
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENT DATA:
Expenses (i)                                       1.34%           1.31%         1.28%            1.34%          1.34%
Net investment income (loss)(i)                   (0.08)%         (0.28)%       (0.33)%          (0.25)%         0.02%
Waiver/reimbursement                               0.07%           0.02%           --               --             --
Portfolio turnover rate                              43%             48%           54%              53%            60%
Net assets, end of period (000's)              $239,279       $ 346,214     $ 580,417       $  443,639     $  312,951
---------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Liberty Equity Growth Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                  Columbia Large Cap Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                 (UNAUDITED)
                                                  SIX MONTHS              PERIOD
                                                    ENDED                 ENDED
                                                   MARCH 31,           SEPTEMBER 30,
CLASS Z SHARES                                     2004 (a)             2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     17.84           $       16.28
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (0.02)(d)                0.05(d)
Net realized and unrealized gain
 (loss) on investments                                  1.93                    1.57
                                                 -----------           -------------
Total from investment operations                        1.91                    1.62
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.01)                  (0.06)
In excess of net investment income                        --                      --
From net realized gains                                   --                      --
                                                 -----------           -------------
Total distributions
 declared to shareholders                              (0.01)                  (0.06)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     19.74           $       17.84
Total return (e)                                       10.71%(f)(g)             9.93%(f)(g)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                            1.03%(i)                0.99%(i)
Net investment income (loss)(h)                        (0.17)%(i)               0.30%(i)
Waiver/reimbursement                                      --%(i)(j)             0.02%(i)
Portfolio turnover rate                                   76%(f)                  91%(f)
Net assets, end of period (000's)                $   695,361           $     670,649
------------------------------------------------------------------------------------



                                                                          YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------
CLASS Z SHARES                                   2002            2001          2000            1999           1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  19.99       $   32.61     $    29.15       $   24.52     $    25.17
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.07(d)         0.02           0.01(d)         0.03           0.09
Net realized and unrealized gain
 (loss) on investments                            (3.78)          (9.01)          5.18            6.50           3.20
                                               --------       ---------     ----------      ----------     ----------
Total from investment operations                  (3.71)          (8.99)          5.19            6.53           3.29
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHODERS:
From net investment income                           --              --          (0.01)             --          (0.09)
In excess of net investment income                   --              --             --              --          (0.01)
From net realized gains                              --           (3.63)         (1.72)          (1.90)         (3.84)
                                               --------       ---------     ----------      ----------     ----------
Total distributions
declared to shareholders                             --           (3.63)         (1.73)          (1.90)         (3.94)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $  16.28       $   19.99     $    32.61       $   29.15     $    24.52
Total return (e)                                 (18.51)%(g)     (30.29)%(g)     18.63%          28.07%         15.17%
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                       0.91%           0.93%          0.91%           0.94%          0.96%
Net investment income (loss)(h)                    0.35%           0.10%          0.04%           0.15%          0.40%
Waiver/reimbursement                               0.05%           0.01%            --              --             --
Portfolio turnover rate                              43%             48%            54%             53%            60%
Net assets, end of period (000's)              $699,215       $ 845,887     $1,258,399      $1,041,378     $  815,756
---------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were redesignated Liberty Equity Growth Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Total return at net asset value assuming all distributions reinvested.
(f)  Not annualized.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Disciplined Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                  (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED         PERIOD ENDED
                                                   MARCH 31,     SEPTEMBER 30,
CLASS A SHARES                                     2004 (a)       2003 (b)(c)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.02    $       10.06
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                0.07             0.04
Net realized and unrealized gain on investments          1.64             0.92
                                                  -----------    -------------
Total from investment operations                         1.71             0.96
------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.14)              --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     12.59    $       11.02
Total return (e)(f)                                     15.62%            9.54%
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                          1.31%            1.31%
Net investment income (g)(h)                             1.20%            0.49%
Portfolio turnover rate (f)                                46%              50%
Net assets, end of period (000's)                 $     1,820    $         903
------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Disciplined Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                  (UNAUDITED)
                                                   SIX MONTHS
                                                     ENDED       PERIOD ENDED
                                                    MARCH 31,    SEPTEMBER 30,
CLASS B SHARES                                      2004 (a)      2003 (b)(c)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     10.49    $        9.67
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)                          0.03            (0.02)
Net realized and unrealized gain on investments          1.55             0.84
                                                  -----------    -------------
Total from investment operations                         1.58             0.82
------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.03)              --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     12.04    $       10.49
Total return (e)(f)                                     15.11%            8.48%
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                          2.06%            2.26%
Net investment income (loss)(g)(h)                       0.46%           (0.27)%
Portfolio turnover rate (f)                                46%              50%
Net assets, end of period (000's)                 $     1,504    $         338
------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Disciplined Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                  (UNAUDITED)
                                                  SIX MONTHS
                                                     ENDED     PERIOD ENDED
                                                    MARCH 31,  SEPTEMBER 30,
CLASS C SHARES                                      2004 (a)    2003 (b)(c)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     10.47  $        9.67
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)                          0.02          (0.05)
Net realized and unrealized gain on investments          1.56           0.85
                                                  -----------  -------------
Total from investment operations                         1.58           0.80
----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.03)            --
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     12.02  $       10.47
Total return (e)(f)                                     15.14%          8.27%(g)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                          2.07%          2.49%
Net investment income (loss)(h)(i)                       0.40%         (0.60)%
Waiver/reimbursement                                       --           0.49%(i)
Portfolio turnover rate (f)                                46%            50%
Net assets, end of period (000's)                 $       255  $          24
----------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Disciplined Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                  (UNAUDITED)
                                                   SIX MONTHS        PERIOD
                                                     ENDED            ENDED
                                                   MARCH 31,      SEPTEMBER 30,
CLASS G SHARES                                      2004 (a)       2003 (b)(c)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     10.50     $       9.21
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.03(d)         (0.04)(d)
Net realized and unrealized gain
 (loss) on investments                                   1.56             1.33
                                                  -----------     ------------
Total from investment operations                         1.59             1.29
------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.04)              --
From net realized gains                                    --               --
                                                  -----------     ------------
Total distributions
 declared to shareholders                               (0.04)              --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     12.05     $      10.50
Total return (e)                                        15.11%(f)        14.01%(f)
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             2.09%(i)         2.31%(i)
Net investment income (loss)(h)                          0.46%(i)        (0.47)%(i)
Waiver/reimbursement                                       --               --
Portfolio turnover rate                                    46%(f)           50%(f)
Net assets, end of period (000's)                 $     9,686     $     11,074
------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------
CLASS G SHARES                                   2002            2001           2000            1999           1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  12.10       $   16.73     $    18.08      $    16.44     $    18.24
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.19)          (0.10)         (0.15)          (0.15)         (0.08)
Net realized and unrealized gain
 (loss) on investments                            (2.35)          (1.64)          1.25            2.40           1.48
                                               --------       ---------     ----------      ----------     ----------
Total from investment operations                  (2.54)          (1.74)          1.10            2.25           1.40
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           --              --             --              --             --
From net realized gains                           (0.35)          (2.89)         (2.45)          (0.61)         (3.20)
                                               --------       ---------     ----------      ----------     ----------
Total distributions
 declared to shareholders                         (0.35)          (2.89)         (2.45)          (0.61)         (3.20)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   9.21       $   12.10     $    16.73      $    18.08     $    16.44
Total return (e)                                 (21.85)%        (11.00)%(g)      7.12%(g)       13.81%          9.07%
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                       2.18%           2.13%          2.09%           2.08%          2.06%
Net investment income (loss)(h)                   (1.15)%         (0.91)%        (0.83)%         (0.87)%        (0.54)%
Waiver/reimbursement                                 --            0.02%          0.03%             --             --
Portfolio turnover rate                              99%            127%            72%             75%            82%
Net assets, end of period (000's)              $ 16,791       $  25,776     $   30,555      $   30,988     $   23,103
---------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Liberty Equity Value, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Disciplined Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                  (UNAUDITED)
                                                  SIX MONTHS          PERIOD
                                                    ENDED             ENDED
                                                   MARCH 31,       SEPTEMBER 30,
CLASS T SHARES                                      2004 (a)        2003 (b)(c)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.00     $       9.58
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.07(d)          0.03(d)
Net realized and unrealized gain
 (loss) on investments                                   1.64             1.39
                                                  -----------     ------------
Total from investment operations                         1.71             1.42
------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.12)              --
In excess of net investment income                         --               --
From net realized gains                                    --               --
                                                  -----------     ------------
Total distributions
 declared to shareholders                               (0.12)              --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     12.59     $      11.00
Total return (f)                                        15.57%(g)        14.82%(g)
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.38%(j)         1.50%(j)
Net investment income (loss)(i)                          1.15%(j)         0.35%(j)
Waiver/reimbursement                                       --               --
Portfolio turnover rate                                    46%(g)           50%(g)
Net assets, end of period (000's)                 $   139,988     $    127,993
------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------
CLASS T SHARES                                   2002            2001           2000            1999           1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  12.48       $   17.05     $    18.28      $    16.50     $    18.21
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.05)          (0.02)         (0.02)          (0.03)          0.03
Net realized and unrealized gain
 (loss) on investments                            (2.50)          (1.66)          1.25            2.42           1.50
                                               --------       ---------     ----------      ----------     ----------
Total from investment operations                  (2.55)          (1.68)          1.23            2.39           1.53
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           --              --          (0.01)             --          (0.04)
In excess of net investment income                   --              --             --(e)           --             --
From net realized gains                           (0.35)          (2.89)         (2.45)          (0.61)         (3.20)
                                               --------       ---------     ----------      ----------     ----------
Total distributions
 declared to shareholders                         (0.35)          (2.89)         (2.46)          (0.61)         (3.24)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   9.58       $   12.48     $    17.05      $    18.28     $    16.50
Total return (f)                                 (21.31)%        (10.27)%(h)      7.83%          14.63%          9.88%
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (i)                                       1.41%           1.39%          1.36%           1.37%          1.37%
Net investment income (loss)(i)                   (0.38)%         (0.17)%        (0.10)%         (0.16)%         0.15%
Waiver/reimbursement                                 --            0.01%            --              --             --
Portfolio turnover rate                              99%            127%            72%             75%            82%
Net assets, end of period (000's)              $123,085       $ 180,435     $  226,836      $  258,332     $  234,730
---------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Liberty Equity Value, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Disciplined Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                   (UNAUDITED)
                                                   SIX MONTHS        PERIOD
                                                     ENDED            ENDED
                                                    MARCH 31,      SEPTEMBER 30,
CLASS Z SHARES                                      2004 (a)       2003 (b)(c)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.24     $       9.75
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.09(d)          0.08(d)
Net realized and unrealized gain
 (loss) on investments                                   1.67             1.41
                                                  -----------     ------------
Total from investment operations                         1.76             1.49
------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.18)              --
In excess of net investment income                         --               --
From net realized gains                                    --               --
                                                  -----------     ------------
Total distributions
 declared to shareholders                               (0.18)              --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     12.82     $      11.24
Total return (f)                                        15.75%(g)        15.28%(g)
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.06%(j)         1.04%(j)
Net investment income (i)                                1.48%(j)         0.82%(j)
Waiver/reimbursement                                       --               --
Portfolio turnover rate                                    46%(g)           50%(g)
Net assets, end of period (000's)                 $   274,324     $    224,137
------------------------------------------------------------------------------




                                                                       YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------
CLASS Z SHARES                                   2002            2001           2000            1999           1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  12.65       $   17.17     $    18.35      $    16.51     $    18.21
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.02)           0.02           0.04            0.03           0.08
Net realized and unrealized gain
 (loss) on investments                            (2.53)          (1.65)          1.25            2.42           1.49
                                               --------       ---------     ----------      ----------     ----------
Total from investment operations                  (2.55)          (1.63)          1.29            2.45           1.57
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           --              --          (0.02)             --          (0.07)
In excess of net investment income                   --              --             --(e)           --             --
From net realized gains                           (0.35)          (2.89)         (2.45)          (0.61)         (3.20)
                                               --------       ---------     ----------      ----------     ----------
Total distributions
 declared to shareholders                         (0.35)          (2.89)         (2.47)          (0.61)         (3.27)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   9.75       $   12.65     $    17.17      $    18.35     $    16.51
Total return (f)                                 (20.96)%         (9.91)%         8.22%          15.04%(h)      10.27%
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Expenses (i)                                       0.98%           1.00%          1.00%           1.02%          1.03%
Net investment income (i)                          0.05%           0.22%          0.26%           0.19%          0.49%
Waiver/reimbursement                                 --              --             --            0.01%            --
Portfolio turnover rate                              99%            127%            72%             75%            82%
Net assets, end of period (000's)              $167,867       $ 152,002     $  164,864      $  281,064     $  254,432
---------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were redesignated Liberty Equity Value, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                              Columbia International Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                  (UNAUDITED)
                                                  SIX MONTHS           PERIOD
                                                    ENDED              ENDED
                                                   MARCH 31,        SEPTEMBER 30,
CLASS A SHARES                                      2004 (a)         2003 (b)(c)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     10.83       $        9.28
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.03(e)             0.06(e)
Net realized and unrealized gain
 (loss) on investments                                   2.08                1.53
                                                  -----------       -------------
Total from investment operations                         2.11                1.59
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.05)              (0.04)
From net realized gains                                    --                  --
                                                  -----------       -------------
Total distributions
 declared to shareholders                               (0.05)              (0.04)
---------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --(e)(f)            --
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     12.89       $       10.83
Total return (g)(h)                                     19.51%(i)           17.23%(i)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             1.25%(k)            1.38%(k)
Net investment income (loss)(j)                          0.47%(k)            0.69%(k)
Waiver/reimbursement                                     0.26%(k)            0.25%(k)
Portfolio turnover rate                                    46%(i)              66%(i)
Net assets, end of period (000's)                 $       743       $         268
---------------------------------------------------------------------------------



                                                                 YEAR ENDED OCTOBER 31,
                                               -------------------------------------------------------
CLASS A SHARES                                   2002            2001           2000        1999 (d)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  11.19       $   19.53     $    20.98      $    16.85
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.01)(e)       (0.02)          0.46(e)         0.06(e)
Net realized and unrealized gain
 (loss) on investments                            (1.72)          (5.73)         (0.60)           4.79
                                               --------       ---------     ----------      ----------
Total from investment operations                  (1.73)          (5.75)         (0.14)           4.85
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.18)          (0.31)         (0.12)          (0.15)
From net realized gains                              --           (2.28)         (1.19)          (0.57)
                                               --------       ---------     ----------      ----------
Total distributions
 declared to shareholders                         (0.18)          (2.59)         (1.31)          (0.72)
------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital             --              --             --              --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   9.28       $   11.19     $    19.53      $    20.98
Total return (g)(h)                              (15.78)%        (33.38)%        (1.34)%         29.73%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       1.63%           1.44%          1.10%           1.17%
Net investment income (loss)(j)                   (0.11)%          0.01%          2.06%           0.34%
Waiver/reimbursement                               0.56%           0.33%          0.89%           0.86%
Portfolio turnover rate                             110%             60%            50%             45%
Net assets, end of period (000's)              $      8       $       9     $       14      $       12
------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty International Equity Fund was renamed the Columbia International Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy International Equity Fund, Prime A shares were redesignated Liberty International Equity Fund, Class A shares.
(d)  The Fund began offering Prime A shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f)  Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                              Columbia International Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                  SIX MONTHS           PERIOD
                                                    ENDED               ENDED
                                                   MARCH 31,        SEPTEMBER 30,
CLASS B SHARES                                      2004 (a)         2003 (b)(c)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     10.75       $        9.22
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.02)(e)           (0.03)(e)
Net realized and unrealized gain
 (loss) on investments                                   2.07                1.57
                                                  -----------       -------------
Total from investment operations                         2.05                1.54
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --               (0.01)
From net realized gains                                    --                  --
                                                  -----------       -------------
Total distributions declared to shareholders               --               (0.01)
---------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --(e)(f)            --
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     12.80       $       10.75
Total return (g)(h)                                     19.07%(i)           16.71%(i)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             1.94%(k)            2.37%(k)
Net investment income (loss)(j)                         (0.26)%(k)          (0.37)%(k)
Waiver/reimbursement                                     0.26%(k)            0.25%(k)
Portfolio turnover rate                                    46%(i)              66%(i)
Net assets, end of period (000's)                 $       739       $         250
                                                  -----------       -------------



                                                                 YEAR ENDED OCTOBER 31,
                                               -------------------------------------------------------
CLASS B SHARES                                    2002            2001           2000         1999 (d)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  11.11       $   19.37     $    20.85      $    16.85
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.05)(e)       (0.08)          0.29(e)        (0.08)(e)
Net realized and unrealized gain
 (loss) on investments                            (1.71)          (5.71)         (0.58)           4.78
                                               --------       ---------     ----------      ----------
Total from investment operations                  (1.76)          (5.79)         (0.29)           4.70
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.13)          (0.19)            --           (0.13)
From net realized gains                              --           (2.28)         (1.19)          (0.57)
                                               --------       ---------     ----------      ----------
Total distributions declared to shareholders      (0.13)          (2.47)         (1.19)          (0.70)
------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital             --              --             --              --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   9.22       $   11.11     $    19.37      $    20.85
Total return (g)(h)                              (16.06)%        (33.72)%        (2.02)%         28.74%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       1.97%           1.91%          1.83%           1.89%
Net investment income (loss)(j)                   (0.45)%         (0.46)%         1.33%          (0.38)%
Waiver/reimbursement                               0.25%           0.28%          0.34%           0.38%
Portfolio turnover rate                             110%             60%            50%             45%
Net assets, end of period (000's)              $     54       $     280     $      483      $      458
------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty International Equity Fund was renamed the Columbia International Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy International Equity Fund, Prime B shares were redesignated Liberty International Equity Fund, Class B shares.
(d)  The Fund began offering Prime B shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f)  Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                              Columbia International Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                  (UNAUDITED)
                                                   SIX MONTHS
                                                     ENDED          PERIOD ENDED
                                                   MARCH 31,        SEPTEMBER 30,
                                                  -----------       -------------
CLASS C SHARES                                      2004 (a)          2003 (b)(c)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     10.71       $        9.33
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)                         (0.04)               0.04
Net realized and unrealized gain on investments          2.06                1.35
                                                  -----------       -------------
Total from investment operations                         2.02                1.39
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --               (0.01)
---------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --(d)(e)            --
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     12.73       $        10.71
Total return (f)(g)(h)                                  18.86%              14.90%
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)(j)                                          2.02%               2.07%
Net investment income (loss)(i)(j)                       (0.59)%             0.44%
Waiver/reimbursement (j)                                 0.26%               1.68%
Portfolio turnover rate (h)                                46%                 66%
Net assets, end of period (000's)                 $        96       $           6
---------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty International Equity Fund was renamed the Columbia International Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                              Columbia International Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                  (UNAUDITED)
                                                  SIX MONTHS            PERIOD
                                                    ENDED               ENDED
                                                   MARCH 31,        SEPTEMBER 30,
CLASS G SHARES                                      2004 (a)          2003 (b)(c)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     10.67       $        9.16
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.03)(e)           (0.03)(e)
Net realized and unrealized gain
 (loss) on investments                                   2.06                1.54
                                                  -----------       -------------
Total from investment operations                         2.03                1.51
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                  --
From net realized gains                                    --                  --
                                                  -----------       -------------
Total distributions declared to shareholders               --                  --
---------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --(e)(f)            --
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     12.70       $       10.67
Total return (g)(h)                                     19.03%(i)           16.48%(i)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             2.01%(k)            2.41%(k)
Net investment income (loss)(j)                         (0.54)%(k)          (0.31)%(k)
Waiver/reimbursement                                     0.38%(k)            0.49%(k)
Portfolio turnover rate                                    46%(i)              66%(i)
Net assets, end of period (000's)                 $     5,557       $       4,976
---------------------------------------------------------------------------------



                                                                YEAR ENDED OCTOBER 31,
                                               -------------------------------------------------------
CLASS G SHARES                                   2002            2001           2000         1999 (d)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  11.04       $   19.28     $    20.80      $    16.85
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.10)(e)       (0.10)          0.22(e)        (0.09)(e)
Net realized and unrealized gain
 (loss) on investments                            (1.70)          (5.72)         (0.55)           4.74
                                               --------       ---------     ----------      ----------
Total from investment operations                  (1.80)          (5.82)         (0.33)           4.65
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.08)          (0.14)            --           (0.13)
From net realized gains                              --           (2.28)         (1.19)          (0.57)
                                               --------       ---------     ----------      ----------
Total distributions declared to shareholders      (0.08)          (2.42)         (1.19)          (0.70)
------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital             --              --             --              --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   9.16       $   11.04     $    19.28      $    20.80
Total return (g)(h)                              (16.55)%        (33.95)%        (2.22)%         28.41%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       2.46%           2.34%          2.14%           1.96%
Net investment income (loss)(j)                   (0.94)%         (0.89)%         1.02%          (0.45)%
Waiver/reimbursement                               0.51%           0.32%          0.50%           0.74%
Portfolio turnover rate                             110%             60%            50%             45%
Net assets, end of period (000's)              $  4,913       $   6,988     $    8,297      $    2,189
------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty International Equity Fund was renamed the Columbia International Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy International Equity Fund, Retail B shares were redesignated Liberty International Equity Fund, Class G shares.
(d)  The Fund began issuing Class G shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f)  Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                              Columbia International Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                   SIX MONTHS           PERIOD
                                                      ENDED              ENDED
                                                    MARCH 31,        SEPTEMBER 30,
CLASS T SHARES                                      2004 (a)          2003 (b)(c)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     10.78       $        9.24
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.01(d)             0.05(d)
Net realized and unrealized gain
 (loss) on investments                                   2.08                1.55
                                                  -----------       -------------
Total from investment operations                         2.09                1.60
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.01)              (0.06)
From net realized gains                                    --                  --
                                                  -----------       -------------
Total distributions
 declared to shareholders                               (0.01)              (0.06)
---------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
 to paid-in capital                                        --(d)(e)            --
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     12.86       $       10.78
Total return (f)(g)                                     19.38%(h)           17.45%(h)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.30%(j)            1.55%(j)
Net investment income (i)                                0.17%(j)            0.54%(j)
Waiver/reimbursement                                     0.31%(j)            0.36%(j)
Portfolio turnover rate                                    46%(h)              66%(h)
Net assets, end of period (000's)                 $    46,484       $      42,195
---------------------------------------------------------------------------------



                                                                       YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------
CLASS T SHARES                                   2002            2001           2000            1999           1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  11.16       $   19.44     $    20.86      $    16.75     $    15.18
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.01(d)         0.03           0.41(d)         0.01(d)        0.07
Net realized and unrealized gain
 (loss) on investments                            (1.73)          (5.75)         (0.59)           4.72           1.93
                                               --------       ---------     ----------      ----------     ----------
Total from investment operations                  (1.72)          (5.72)         (0.18)           4.73           2.00
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.20)          (0.28)         (0.05)          (0.05)         (0.07)
From net realized gains                              --           (2.28)         (1.19)          (0.57)         (0.36)
                                               --------       ---------     ----------      ----------     ----------
Total distributions
 declared to shareholders                         (0.20)          (2.56)         (1.24)          (0.62)         (0.43)
---------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
 to paid-in capital                                   --              --             --              --             --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   9.24       $   11.16     $    19.44      $    20.86     $    16.75
Total return (f)(g)                              (15.75)%        (33.35)%        (1.49)%         29.04%         13.64%
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                       1.42%           1.34%          1.32%           1.48%          1.48%
Net investment income (i)                          0.10%           0.11%          1.83%           0.03%          0.39%
Waiver/reimbursement                               0.37%           0.30%          0.25%           0.25%          0.25%
Portfolio turnover rate                             110%             60%            50%             45%            49%
Net assets, end of period (000's)              $ 43,095       $  65,749     $  120,351      $   89,327     $   66,541
---------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty International Equity Fund was renamed the Columbia International Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy International Equity Fund, Retail A shares were redesignated Liberty International Equity Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                              Columbia International Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                   SIX MONTHS          PERIOD
                                                     ENDED              ENDED
                                                   MARCH 31,        SEPTEMBER 30,
CLASS Z SHARES                                      2004 (a)          2003 (b)(c)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.01       $        9.43
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.04(d)             0.10(d)
Net realized and unrealized gain
 (loss) on investments                                   2.13                1.59
                                                  -----------       -------------
Total from investment operations                         2.17                1.69
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.09)              (0.11)
From net realized gains                                    --                  --
                                                  -----------       -------------
Total distributions
 declared to shareholders                               (0.09)              (0.11)
---------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
 to paid-in capital                                        --(d)(e)            --
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     13.09       $       11.01
Total return (f)(g)                                     19.75%(h)           18.08%(h)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             0.88%(j)            0.97%(j)
Net investment income (i)                                0.62%(j)            1.11%(j)
Waiver/reimbursement                                     0.26%(j)            0.25%(j)
Portfolio turnover rate                                    46%(h)              66%(h)
Net assets, end of period (000's)                 $   448,858       $     346,889
---------------------------------------------------------------------------------




                                                                         YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------
CLASS Z SHARES                                   2002           2001           2000            1999           1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  11.36       $   19.74     $    21.18      $    17.00     $    15.33
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.06(d)         0.07           0.51(d)         0.10(d)        0.14
Net realized and unrealized gain
 (loss) on investments                            (1.74)          (5.82)         (0.60)           4.80           1.98
                                               --------       ---------     ----------      ----------     ----------
Total from investment operations                  (1.68)          (5.75)         (0.09)           4.90           2.12
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.25)          (0.35)         (0.16)          (0.15)         (0.09)
From net realized gains                              --           (2.28)         (1.19)          (0.57)         (0.36)
                                               --------       ---------     ----------      ----------     ----------
Total distributions
 declared to shareholders                         (0.25)          (2.63)         (1.35)          (0.72)         (0.45)
---------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
 to paid-in capital                                  --              --            --               --             --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   9.43       $   11.36     $    19.74      $    21.18     $    17.00
Total return (f)(g)                              (15.26)%        (33.00)%        (1.08)%         29.71%         14.32%
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                       0.94%           0.90%          0.87%           0.97%          0.96%
Net investment income (i)                          0.58%           0.55%          2.28%           0.54%          0.91%
Waiver/reimbursement                               0.27%           0.26%          0.25%           0.25%          0.25%
Portfolio turnover rate                             110%             60%            50%             45%            49%
Net assets, end of period (000's)              $374,119       $ 524,704     $  912,555      $  501,776     $  345,692
---------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty International Equity Fund was renamed the Columbia International Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy International Equity Fund, Trust shares were redesignated Liberty International Equity Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                    Columbia Large Cap Core Fund
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                   SIX MONTHS           PERIOD
                                                    ENDED               ENDED
                                                   MARCH 31,         SEPTEMBER 30,
CLASS A SHARES                                      2004 (a)         2003 (b)(c)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.22       $       10.08
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.01)(e)            0.03(e)
Net realized and unrealized gain
 (loss) on investments                                   1.23                1.16
                                                  -----------       -------------
Total from investment operations                         1.22                1.19
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.01)              (0.05)
In excess of net investment income                         --                  --
From net realized gains                                    --                  --
                                                  -----------       -------------
Total distributions declared to shareholders            (0.01)              (0.05)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     12.43       $       11.22
Total return (g)                                        10.83%(h)(i)        11.82%(h)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             1.38%(k)            1.48%(k)
Net investment income (loss)(j)                         (0.12)%(k)           0.37%(k)
Waiver/reimbursement                                       --%(k)(l)           --
Portfolio turnover rate                                    62%(h)              55%(h)
Net assets, end of period (000's)                 $    10,044       $       7,570
---------------------------------------------------------------------------------



                                                                YEAR ENDED OCTOBER 31,
                                               -------------------------------------------------------
CLASS A SHARES                                   2002            2001           2000         1999 (d)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  12.74       $   16.41     $    16.00      $    14.88
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.03(e)         0.02           0.04            0.11(e)
Net realized and unrealized gain
 (loss) on investments                            (2.23)          (2.38)          1.34            2.03
                                               --------       ---------     ----------      ----------
Total from investment operations                  (2.20)          (2.36)          1.38            2.14
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.02)          (0.03)         (0.06)          (0.11)
In excess of net investment income                   --              --(f)          --              --
From net realized gains                           (0.44)          (1.28)         (0.91)          (0.91)
                                               --------       ---------     ----------      ----------
Total distributions declared to shareholders      (0.46)          (1.31)         (0.97)          (1.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $  10.08       $   12.74     $    16.41      $    16.00
Total return (g)                                 (18.14)%(i)     (15.34)%(i)      9.27%(i)       14.81%(i)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       1.28%           1.19%          1.14%           1.15%
Net investment income (loss)(j)                    0.25%           0.22%          0.30%           0.66%
Waiver/reimbursement                               0.24%           0.03%          0.10%           0.15%
Portfolio turnover rate                              13%             19%            42%             20%
Net assets, end of period (000's)              $     15       $      60     $      156      $      150
------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were redesignated Liberty Large Cap Core Fund, Class A shares.
(d)  The Fund began offering Prime A shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f)  Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h)  Not annualized.
(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                    Columbia Large Cap Core Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                  (UNAUDITED)
                                                   SIX MONTHS               PERIOD
                                                     ENDED                  ENDED
                                                    MARCH 31,           SEPTEMBER 30,
CLASS B SHARES                                      2004 (a)              2003 (b)(c)
-------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $    10.99           $        9.90
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.05)(e)               (0.04)(e)
Net realized and unrealized gain
 (loss) on investments                                   1.20                    1.14
                                                   ----------           -------------
Total from investment operations                         1.15                    1.10
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                   (0.01)
From net realized gains                                    --                      --
                                                   ----------           -------------
Total distributions declared to shareholders               --                   (0.01)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    12.14           $       10.99
Total return (f)                                        10.46%(g)(h)            11.12%(g)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             2.10%(j)                2.19%(j)
Net investment loss (i)                                 (0.85)%(j)              (0.38)%(j)
Waiver/reimbursement                                       --%(j)(k)               --
Portfolio turnover rate                                    62%(g)                  55%(g)
Net assets, end of period (000's)                  $    3,633           $       1,755
-------------------------------------------------------------------------------------



                                                                    YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------------------
CLASS B SHARES                                          2002            2001             2000              1999 (d)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $    12.59      $    16.32      $      15.97      $       14.88
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.06)(e)       (0.07)            (0.07)             (0.01)(e)
Net realized and unrealized gain
 (loss) on investments                                  (2.19)          (2.38)             1.33               2.03
                                                   ----------      ----------      ------------      -------------
Total from investment operations                        (2.25)          (2.45)             1.26               2.02
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --              --                --              (0.02)
From net realized gains                                 (0.44)          (1.28)            (0.91)             (0.91)
                                                   ----------      ----------      ------------      -------------
Total distributions declared to shareholders            (0.44)          (1.28)            (0.91)             (0.93)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $     9.90      $    12.59      $      16.32      $       15.97
Total return (f)                                       (18.75)%(h)     (15.95)%(h)         8.38%(h)          13.98%(h)
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             2.02%           1.96%             1.89%              1.90%
Net investment loss (i)                                 (0.49)%         (0.55)%           (0.45)%            (0.09)%
Waiver/reimbursement                                     0.02%           0.04%             0.18%              0.27%
Portfolio turnover rate                                    13%             19%               42%                20%
Net assets, end of period (000's)                  $       55      $      109      $        129      $         129
------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were redesignated Liberty Large Cap Core Fund, Class B shares.
(d) The Fund began offering Prime B shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                    Columbia Large Cap Core Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                   (UNAUDITED)
                                                   SIX MONTHS
                                                     ENDED              PERIOD ENDED
                                                    MARCH 31,           SEPTEMBER 30,
CLASS C SHARES                                      2004 (a)             2003 (b)(c)
-------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $    10.99           $       10.21
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                 (0.05)                  (0.04)
Net realized and unrealized gain on investments          1.20                    0.83
                                                   ----------           -------------
Total from investment operations                         1.15                    0.79
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                   (0.01)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    12.14           $       10.99
Total return (e)(f)                                     10.46%(g)                7.74%
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                          2.10%                   2.18%
Net investment loss (h)(i)                              (0.80)%                 (0.42)%
Waiver/reimbursement                                       --%(i)(j)               --
Portfolio turnover rate (f)                                62%                     55%
Net assets, end of period (000's)                  $      392           $         223
-------------------------------------------------------------------------------------

(a On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                    Columbia Large Cap Core Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     (UNAUDITED)
                                                     SIX MONTHS
                                                     ENDED ENDED            PERIOD
                                                      MARCH 31,          SEPTEMBER 30,
CLASS G SHARES                                        2004 (a)            2003 (b)(c)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    10.89          $        9.82
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              (0.05)(d)              (0.02)(d)
Net realized and unrealized gain
(loss) on investments                                      1.19                   1.10
                                                     ----------          -------------
Total from investment operations                           1.14                   1.08
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
In excess of net investment income                           --                  (0.01)
From net realized gains                                      --                     --
                                                     ----------          -------------
Total distributions
 declared to shareholders                                    --                  (0.01)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $    12.03          $       10.89
Total return (f)                                          10.47%(g)(h)           11.00%(g)(h)
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               2.14%(j)               2.19%(j)
Net investment income (loss)(i)                           (0.87)%(j)             (0.28)%(j)
Waiver/reimbursement                                       0.03%(j)               0.05%(j)
Portfolio turnover rate                                      62%(g)                 55%(g)
Net assets, end of period (000's)                    $   24,545          $      28,917
 --------------------------------------------------------------------------------------



                                                                               YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------------------------------
CLASS G SHARES                                         2002            2001              2000         1999               1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    12.50        $   16.23    $      15.90     $    14.83        $    16.23
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.06)(d)        (0.09)          (0.10)         (0.04)(d)            --(e)
Net realized and unrealized gain
(loss) on investments                                   (2.18)           (2.36)           1.34           2.02              1.31
                                                   ----------        ---------    ------------     ----------        ----------
Total from investment operations                        (2.24)           (2.45)           1.24           1.98              1.31
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
In excess of net investment income                         --               --              --             --             (0.03)
From net realized gains                                 (0.44)           (1.28)          (0.91)         (0.91)            (2.68)
                                                   ----------        ---------    ------------     ----------        ----------
Total distributions
 declared to shareholders                               (0.44)           (1.28)          (0.91)         (0.91)            (2.71)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $     9.82        $   12.50    $      16.23     $    15.90        $    14.83
Total return (f)                                       (18.80)%(h)      (16.11)%          8.35%         13.72%(h)          9.09%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             2.08%            2.05%           2.04%          2.03%             2.02%
Net investment income (loss)(i)                         (0.55)%          (0.64)%         (0.60)%        (0.22)%            0.01%
Waiver/reimbursement                                     0.02%              --              --           0.01%               --
Portfolio turnover rate                                    13%              19%             42%            20%               38%
Net assets, end of period (000's)                  $   31,407        $  48,512    $     61,857     $   62,366        $   53,216
-------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On December 9, 2002, the Galaxy Growth & Income Fund, Retail B shares were redesignated Liberty Large Cap Core Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                    Columbia Large Cap Core Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                           (UNAUDITED)
                                                            SIX MONTHS           PERIOD
                                                              ENDED               ENDED
                                                            MARCH 31,         SEPTEMBER 30,
CLASS T SHARES                                              2004 (a)           2003 (b)(c)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     11.18        $       10.05
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     (0.01)(d)             0.04(d)
Net realized and unrealized gain
  (loss) on investments                                           1.22                 1.14
                                                           -----------        -------------
Total from investment operations                                  1.21                 1.18
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                          --(e)             (0.05)
In excess of net investment income                                  --                   --
From net realized gains                                             --                   --
                                                           -----------        -------------
Total distributions
  declared to shareholders                                          --                (0.05)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $     12.39        $       11.18
Total return (f)                                                 10.85%(g)(h)         11.76%(g)
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                      1.44%(j)             1.46%(j)
Net investment income (loss)(i)                                  (0.17)%(j)            0.45%(j)
Waiver/reimbursement                                                --%(j)(k)            --
Portfolio turnover rate                                             62%(g)              55%(g)
Net assets, end of period (000's)                          $   195,825        $     185,938
-------------------------------------------------------------------------------------------




                                                                           YEAR ENDED OCTOBER 31,
                                                --------------------------------------------------------------------------
CLASS T SHARES                                     2002            2001           2000             1999            1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   12.70       $   16.37      $    15.98       $    14.87      $    16.24
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.02(d)         0.02            0.02             0.08(d)         0.12
Net realized and unrealized gain
(loss) on investments                               (2.22)          (2.39)           1.33             2.02            1.32
                                                ---------       ---------      ----------       ----------      ----------
Total from investment operations                    (2.20)          (2.37)           1.35             2.10            1.44
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.01)          (0.02)          (0.05)           (0.08)          (0.13)
In excess of net investment income                     --              --(e)           --(e)            --              --
From net realized gains                             (0.44)          (1.28)          (0.91)           (0.91)          (2.68)
                                                ---------       ---------      ----------       ----------      ----------
Total distributions
 declared to shareholders                           (0.45)          (1.30)          (0.96)           (0.99)          (2.81)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $   10.05       $   12.70      $    16.37       $    15.98      $    14.87
Total return (f)                                   (18.16)%(h)     (15.46)%(h)       9.06%(h)        14.56%(h)        9.93%(h)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                         1.35%           1.34%           1.28%            1.28%           1.28%
Net investment income (loss)(i)                      0.18%           0.07%           0.16%            0.53%           0.75%
Waiver/reimbursement                                 0.01%           0.02%           0.09%            0.10%           0.07%
Portfolio turnover rate                                13%             19%             42%              20%             38%
Net assets, end of period (000's)               $ 180,269       $ 259,884      $  217,423       $  232,110      $  214,110
--------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were redesignated Liberty Large Cap Core Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                    Columbia Large Cap Core Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                   (UNAUDITED)
                                                   SIX MONTHS             PERIOD
                                                      ENDED               ENDED
                                                    MARCH 31,          SEPTEMBER 30,
CLASS Z SHARES                                      2004 (a)            2003 (b)(c)
NET ASSET VALUE, BEGINNING OF PERIOD               $    11.25           $    10.11
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.01(d)              0.08(d)
Net realized and unrealized gain
 (loss) on investments                                   1.23                 1.15
                                                   ----------           ----------
Total from investment operations                         1.24                 1.23
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.02)               (0.09)
In excess of net investment income                         --                   --
From net realized gains                                    --                   --
                                                   ----------           ----------
Total distributions
  declared to shareholders                              (0.02)               (0.09)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    12.47           $    11.25
Total return (f)                                        11.02%(g)(h)         12.20%(g)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.07%(j)             1.03%(j)
Net investment income (i)                                0.20%(j)             0.89%(j)
Waiver/reimbursement                                       --%(j)(k)            --
Portfolio turnover rate                                    62%(g)               55%(g)
Net assets, end of period (000's)                  $  198,642           $  190,195
----------------------------------------------------------------------------------




                                                                               YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------------------------------
CLASS Z SHARES                                       2002               2001           2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    12.77        $     16.43     $    16.02     $    14.90      $    16.28
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.07(d)            0.06           0.08           0.13(d)         0.15
Net realized and unrealized gain
 (loss) on investments                                  (2.23)             (2.39)          1.32           2.02            1.31
                                                   ----------        -----------     ----------     ----------      ----------
Total from investment operations                        (2.16)             (2.33)          1.40           2.15            1.46
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.06)             (0.05)         (0.08)         (0.12)          (0.16)
In excess of net investment income                         --                 --(e)          --(e)          --              --
From net realized gains                                 (0.44)             (1.28)         (0.91)         (0.91)          (2.68)
                                                   ----------        -----------     ----------     ----------      ----------
Total distributions
  declared to shareholders                              (0.50)             (1.33)         (0.99)         (1.03)          (2.84)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    10.11        $     12.77     $    16.43     $    16.02      $    14.90
Total return (f)                                       (17.85)%(h)        (15.12)%         9.38%         14.85%          10.10%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             0.97%              0.97%          1.00%          1.05%           1.03%
Net investment income (i)                                0.56%              0.44%          0.44%          0.76%           1.00%
Waiver/reimbursement                                     0.03%                --             --             --              --
Portfolio turnover rate                                    13%                19%            42%            20%             38%
Net assets, end of period (000's)                  $  340,496        $   460,302     $  678,398     $  309,106      $  254,060
------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were redesignated Liberty Large Cap Core Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                         Columbia Small Cap Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                   (UNAUDITED)
                                                   SIX MONTHS             PERIOD
                                                     ENDED                ENDED
                                                    MARCH 31,          SEPTEMBER 30,
CLASS A SHARES                                      2004 (a)            2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    15.30          $       12.64
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.03)(e)              (0.04)(e)
Net realized and unrealized gain
  (loss) on investments                                  2.84                   3.35
                                                   ----------          -------------
Total from investment operations                         2.81                   3.31
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                     --
From net realized gains                                 (0.44)                 (0.65)
                                                   ----------          -------------
Total distributions
  declared to shareholders                              (0.44)                 (0.65)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    17.67          $       15.30
Total return (f)(g)                                     18.60%(h)              27.25%(h)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.12%(j)               1.24%(j)
Net investment income (loss)(i)                         (0.36)%(j)             (0.28)%(j)
Waiver/reimbursement                                       --%(j)(k)            0.02%(j)
Portfolio turnover rate                                    10%(h)                 19%(h)
Net assets, end of period (000's)                  $  205,439          $      57,462
------------------------------------------------------------------------------------




                                                                  YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------
CLASS A SHARES                                      2002           2001           2000        1999 (d)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 14.05       $  14.33       $ 13.04       $  13.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.03)(e)       0.02(e)       0.05(e)        0.03
Net realized and unrealized gain
  (loss) on investments                              (0.07)          1.61          2.64           0.73
                                                   -------       --------       -------       --------
Total from investment operations                     (0.10)          1.63          2.69           0.76
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              --          (0.04)        (0.04)         (0.04)
From net realized gains                              (1.31)         (1.87)        (1.36)         (1.27)
                                                   -------       --------       -------       --------
Total distributions
  declared to shareholders                           (1.31)         (1.91)        (1.40)         (1.31)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 12.64       $  14.05       $ 14.33       $  13.04
Total return (f)(g)                                  (1.73)%        12.87%        22.26%          5.80%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                          1.29%          1.23%         1.16%          1.18%
Net investment income (loss)(i)                      (0.19)%         0.17%         0.36%          0.26%
Waiver/reimbursement                                  0.01%          0.04%         0.16%          0.22%
Portfolio turnover rate                                 23%            46%           43%            42%
Net assets, end of period (000's)                  $   210       $    168       $   189       $    175
------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Liberty Small Cap Fund, Class A shares.
(d)  The Fund began offering Prime B shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                         Columbia Small Cap Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                   (UNAUDITED)
                                                   SIX MONTHS            PERIOD
                                                     ENDED                ENDED
                                                    MARCH 31,         SEPTEMBER 30,
CLASS B SHARES                                       2004 (a)          2003 (b)(c)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    14.75          $     12.31
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.09)(e)            (0.15)(e)
Net realized and unrealized gain
  (loss) on investments                                  2.76                 3.24
                                                   ----------          -----------
Total from investment operations                         2.67                 3.09
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                 (0.34)               (0.65)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    17.08          $     14.75
Total return (f)(g)                                     18.28%(h)            26.14%(h)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.88%(j)             2.10%(j)
Net investment loss (i)                                 (1.12)%(j)           (1.14)%(j)
Waiver/reimbursement                                       --%(j)(k)          0.02%(j)
Portfolio turnover rate                                    10%(h)               19%(h)
Net assets, end of period (000's)                  $   41,976          $    11,122
----------------------------------------------------------------------------------




                                                                    YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------
CLASS B SHARES                                       2002           2001           2000       1999 (d)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  13.82       $  14.19       $ 12.98      $  13.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.14)(e)      (0.10)(e)     (0.05)(e)     (0.05)
Net realized and unrealized gain
  (loss) on investments                               (0.06)          1.60          2.62          0.71
Total from investment operations                      (0.20)          1.50          2.57          0.66
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                               (1.31)         (1.87)        (1.36)        (1.27)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $  12.31       $  13.82       $ 14.19      $  12.98
Total return (f)(g)                                   (2.55)%        11.91%        21.46%         4.96%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                           2.12%          2.08%         1.93%         1.93%
Net investment loss (i)                               (1.02)%        (0.68)%       (0.41)%       (0.49)%
Waiver/reimbursement                                   0.01%          0.07%         0.53%         0.56%
Portfolio turnover rate                                  23%            46%           43%           42%
Net assets, end of period (000's)                  $    282       $    198       $   170      $    190
------------------------------------------------------------------------------------------------------



(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Liberty Small Cap Fund, Class B shares.
(d)  The Fund began offering Prime B shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                         Columbia Small Cap Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                 (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED            PERIOD ENDED
                                                  MARCH 31,          SEPTEMBER 30,
CLASS C SHARES                                     2004 (a)           2003 (b)(c)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     14.77         $       12.55
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                (0.09)                (0.14)
Net realized and unrealized gain on investments         2.75                  3.01
                                                 -----------         -------------
Total from investment operations                        2.66                  2.87
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                (0.34)                (0.65)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     17.09         $       14.77
Total return (e)(f)(g)                                 18.18%                23.90%
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                         1.87%                 2.03%
Net investment loss (h)(i)                             (1.11)%               (1.10)%
Waiver/reimbursement (i)                                  --%(j)              0.02%
Portfolio turnover rate (g)                               10%                   19%
Net assets, end of period (000's)                $    65,384         $      12,670
----------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                         Columbia Small Cap Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                  (UNAUDITED)
                                                   SIX MONTHS             PERIOD
                                                     ENDED                 ENDED
                                                    MARCH 31,           SEPTEMBER 30,
CLASS G SHARES                                      2004 (a)             2003 (b)(c)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    14.63           $       12.22
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.09)(e)               (0.12)(e)
Net realized and unrealized gain
  (loss) on investments                                  2.73                    3.18
                                                   ----------           -------------
Total from investment operations                         2.64                    3.06
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                 (0.34)                  (0.65)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    16.93           $       14.63
Total return (f)                                        18.22%(g)(h)            26.09%(g)(h)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.86%(j)                2.10%(j)
Net investment loss (i)                                 (1.10)%(j)              (1.03)%(j)
Waiver/reimbursement                                       --%(j)(k)             0.02%(j)
Portfolio turnover rate                                    10%(g)                  19%(g)
Net assets, end of period (000's)                  $   11,611           $      10,353
-------------------------------------------------------------------------------------



                                                                      YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------------
CLASS G SHARES                                        2002            2001           2000          1999 (d)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   13.72       $   14.13       $   12.96       $   13.59
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                    (0.14)(e)       (0.11)(e)       (0.10)(e)       (0.04)
Net realized and unrealized gain
  (loss) on investments                                (0.05)           1.57            2.63            0.68
                                                   ---------       ---------       ---------       ---------
Total from investment operations                       (0.19)           1.46            2.53            0.64
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                (1.31)          (1.87)          (1.36)          (1.27)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $   12.22       $   13.72       $   14.13       $   12.96
Total return (f)                                       (2.49)%(h)      11.73%          21.06%(h)        4.80%(h)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                            2.12%           2.21%           2.23%           2.10%
Net investment loss (i)                                (1.02)%         (0.80)%         (0.71)%         (0.66)%
Waiver/reimbursement                                    0.01%             --            0.18%           0.78%
Portfolio turnover rate                                   23%             46%             43%             42%
Net assets, end of period (000's)                  $   9,046       $   5,278       $   2,838       $   1,637
------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Liberty Small Cap Fund, Class G shares.
(d)  The Fund began offering Retail B shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                         Columbia Small Cap Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                (UNAUDITED)
                                                SIX MONTHS            PERIOD
                                                   ENDED              ENDED
                                                 MARCH 31,         SEPTEMBER 30,
CLASS T SHARES                                    2004 (a)         2003 (b)(c)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   15.16          $   12.55
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.04)(d)          (0.03)(d)
Net realized and unrealized gain
  (loss) on investments                               2.83               3.29
                                                 ---------          ---------
Total from investment operations                      2.79               3.26
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              --                 --
From net realized gains                              (0.42)             (0.65)
                                                 ---------          ---------
Total distributions
  declared to shareholders                           (0.42)             (0.65)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $   17.53          $   15.16
Total return (f)                                     18.61%(g)(h)       27.03%(g)(h)
-----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                          1.19%(j)           1.34%(j)
Net investment income (loss)(i)                      (0.43)%(j)         (0.26)%(j)
Waiver/reimbursement                                    --%(j)(k)        0.02%(j)
Portfolio turnover rate                                 10%(g)             19%(g)
Net assets, end of period (000's)                $ 157,954          $ 134,455
-----------------------------------------------------------------------------




                                                                     YEAR ENDED OCTOBER 31,
                                              --------------------------------------------------------------------------
CLASS T SHARES                                   2002            2001             2000          1999             1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   13.96       $   14.25        $   12.98      $    13.53      $    18.29
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      (0.03)(d)          --(d)(e)       0.01(d)         0.02            0.08
Net realized and unrealized gain
  (loss) on investments                           (0.07)           1.59             2.63            0.73           (2.08)
                                              ---------       ---------        ---------      ----------      ----------
Total from investment operations                  (0.10)           1.59             2.64            0.75           (2.00)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           --           (0.01)           (0.01)          (0.03)          (0.08)
From net realized gains                           (1.31)          (1.87)           (1.36)          (1.27)          (2.68)
                                              ---------       ---------        ---------      ----------      ----------
Total distributions
  declared to shareholders                        (1.31)          (1.88)           (1.37)          (1.30)          (2.76)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $   12.55       $   13.96        $   14.25      $    12.98      $    13.53
Total return (f)                                  (1.75)%(h)      12.66%           21.96%(h)        5.68%(h)      (12.52)%(h)
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                       1.33%           1.42%            1.44%           1.31%           1.31%
Net investment income (loss)(i)                   (0.23)%         (0.02)%           0.08%           0.13%           0.38%
Waiver/reimbursement                               0.01%             --             0.11%           0.28%           0.14%
Portfolio turnover rate                              23%             46%              43%             42%             33%
Net assets, end of period (000's)             $ 115,468       $ 100,159        $  87,457      $   80,870      $   87,781
------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Liberty Small Cap Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                         Columbia Small Cap Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                  (UNAUDITED)
                                                  SIX MONTHS            PERIOD
                                                    ENDED               ENDED
                                                   MARCH 31,         SEPTEMBER 30,
CLASS Z SHARES                                      2004 (a)          2003 (b)(c)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      15.45         $    12.75
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.01)(d)           0.02(d)
Net realized and unrealized gain
  (loss) on investments                                  2.88               3.34
                                                 ------------         ----------
Total from investment operations                         2.87               3.36
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --              (0.01)
From net realized gains                                 (0.49)             (0.65)
                                                 ------------         ----------
Total distributions
  declared to shareholders                              (0.49)             (0.66)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      17.83         $    15.45
Total return (e)                                        18.78%(f)(g)       27.44%(f)(g)
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             0.87%(i)          0.92%(i)
Net investment income (loss)(h)                         (0.11)%(i)          0.14%(i)
Waiver/reimbursement                                       --%(i)(j)        0.02%(i)
Portfolio turnover rate                                    10%(f)             19%(f)
Net assets, end of period (000's)                $  1,099,106         $  789,666
--------------------------------------------------------------------------------



                                                                           YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------
CLASS Z SHARES                                      2002             2001          2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $    14.11       $   14.38      $   13.07     $    13.61    $    18.37
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.03(d)         0.07(d)        0.08(d)        0.05          0.11
Net realized and unrealized gain
  (loss) on investments                               (0.07)           1.60           2.65           0.74         (2.06)
                                                 ----------       ---------      ---------     ----------    ----------
Total from investment operations                      (0.04)           1.67           2.73           0.79         (1.95)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.01)          (0.07)         (0.06)         (0.06)        (0.13)
From net realized gains                               (1.31)          (1.87)         (1.36)         (1.27)        (2.68)
                                                 ----------       ---------      ---------     ----------    ----------
Total distributions
  declared to shareholders                            (1.32)          (1.94)         (1.42)         (1.33)        (2.81)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $    12.75       $   14.11      $   14.38     $    13.07    $    13.61
Total return (e)                                      (1.26)%(g)      13.20%         22.62%          6.02%       (12.07)%
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                           0.90%           0.92%          0.94%          0.97%         0.96%
Net investment income (loss)(h)                        0.20%           0.48%          0.58%          0.47%         0.73%
Waiver/reimbursement                                   0.01%             --             --             --            --
Portfolio turnover rate                                  23%             46%            43%            42%           33%
Net assets, end of period (000's)                $  485,197       $ 425,687      $ 332,703     $  255,268    $  202,385
-----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were redesignated Liberty Small Cap Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Total return at net asset value assuming all distributions reinvested.
(f)  Not annualized.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                              Columbia Small Company Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED          PERIOD ENDED
                                                  MARCH 31,        SEPTEMBER 30,
CLASS A SHARES                                    2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     14.10         $   11.74
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                (0.09)            (0.17)
Net realized and unrealized gain on investments         3.45              2.53
                                                 -----------         ---------
Total from investment operations                        3.36              2.36
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     17.46         $   14.10
Total return (e)(f)                                    23.83%(g)         20.10%
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                         1.35%             1.62%
Net investment loss (h)(i)                             (1.10)%           (1.42)%
Waiver/reimbursement                                      --%(i)(j)         --
Portfolio turnover rate (f)                               34%              123%
Net assets, end of period (000's)                $     1,693         $     384
------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                              Columbia Small Company Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                   ENDED          PERIOD ENDED
                                                  MARCH 31,       SEPTEMBER 30,
CLASS B SHARES                                    2004 (a)        2003 (b)(c)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     13.26      $     11.13
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                (0.14)           (0.25)
Net realized and unrealized gain on investments         3.24             2.38
                                                 -----------      -----------
Total from investment operations                        3.10             2.13
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     16.36      $     13.26
Total return (e)(f)                                    23.38%(g)        19.14%
-----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                         2.06%            2.53%
Net investment loss (h)(i)                             (1.80)%          (2.24)%
Waiver/reimbursement                                      --%(i)(j)        --
Portfolio turnover rate (f)                               34%             123%
Net assets, end of period (000's)                $     1,131      $       203
-----------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                              Columbia Small Company Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                   ENDED           PERIOD ENDED
                                                  MARCH 31,        SEPTEMBER 30,
CLASS C SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   13.22         $     11.13
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                              (0.14)              (0.29)
Net realized and unrealized gain on investments       3.24                2.38
                                                 ---------         -----------
Total from investment operations                      3.10                2.09
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $   16.32         $     13.22
Total return (e)(f)                                  23.45%(g)           18.78%
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                       2.05%               2.84%
Net investment loss (h)(i)                           (1.79)%             (2.59)%
Waiver/reimbursement                                    --%(i)(j)           --
Portfolio turnover rate (f)                             34%                123%
Net assets, end of period (000's)                $     447         $        56
------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                              Columbia Small Company Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                 (UNAUDITED)
                                                 SIX MONTHS           PERIOD
                                                    ENDED             ENDED
                                                  MARCH 31,        SEPTEMBER 30,
CLASS G SHARES                                     2004 (a)         2003 (b)(c)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   13.24          $   10.65
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                  (0.16)(d)          (0.25)(d)
Net realized and unrealized gain
  (loss) on investments                               3.25               2.84
                                                 ---------          ---------
Total from investment operations                      3.09               2.59
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                 --                 --
In excess of net realized gains                         --                 --
                                                 ---------          ---------
Total distributions
  declared to shareholders                              --                 --
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $   16.33          $   13.24
Total return (f)                                     23.34%(g)(h)       24.32%(g)
-----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                          2.26%(j)           2.53%(j)
Net investment loss (i)                              (2.06)%(j)         (2.34)%(j)
Waiver/reimbursement                                    --%(j)(k)          --
Portfolio turnover rate                                 34%(g)            123%(g)
Net assets, end of period (000's)                $   6,348          $   6,651
-----------------------------------------------------------------------------




                                                                         YEAR ENDED OCTOBER 31,
                                                 ------------------------------------------------------------------------
CLASS G SHARES                                      2002            2001          2000           1999             1998
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   14.30       $   21.10     $   15.31      $    13.39       $    20.73
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                  (0.27)(d)       (0.25)        (0.37)          (0.34)           (0.30)
Net realized and unrealized gain
  (loss) on investments                              (3.38)          (3.15)         6.16            2.26            (4.78)
                                                 ---------       ---------     ---------      ----------       ----------
Total from investment operations                     (3.65)          (3.40)         5.79            1.92            (5.08)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                 --           (3.40)           --              --            (2.26)
In excess of net realized gains                         --              --(e)         --              --               --
                                                 ---------       ---------     ---------      ----------       ----------
Total distributions
  declared to shareholders                              --           (3.40)           --              --            (2.26)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $   10.65       $   14.30     $   21.10      $    15.31       $    13.39
Total return (f)                                    (25.52)%(h)     (17.66)%       37.82%(h)       14.34%(h)       (26.72)%(h)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                          2.29%           2.25%         2.24%           2.16%            2.11%
Net investment loss (i)                              (1.97)%         (1.74)%       (1.79)%         (2.04)%          (1.78)%
Waiver/reimbursement                                  0.03%             --          0.01%           0.16%            0.05%
Portfolio turnover rate                                 96%             75%           91%            105%              78%
Net assets, end of period (000's)                $   9,148       $  15,190     $  18,936      $   12,212       $   12,565
-------------------------------------------------------------------------------------------------------------------------



(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Liberty Small Company Equity Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                              Columbia Small Company Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                (UNAUDITED)
                                                SIX MONTHS            PERIOD
                                                   ENDED              ENDED
                                                 MARCH 31,         SEPTEMBER 30,
CLASS T SHARES                                   2004 (a)           2003 (b)(c)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     14.09         $    11.23
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.10)(d)          (0.15)(d)
Net realized and unrealized gain
  (loss) on investments                                3.46               3.01
                                                -----------         ----------
Total from investment operations                       3.36               2.86
------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                  --                 --
In excess of net realized gains                          --                 --
                                                -----------         ----------
Total distributions
  declared to shareholders                               --                 --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $     17.45         $    14.09
Total return (f)                                      23.85%(g)(h)       25.47%(g)(h)
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                           1.43%(j)           1.54%(j)
Net investment loss (i)                               (1.23)%(j)         (1.35)%(j)
Waiver/reimbursement                                   0.02%(j)           0.05%(j)
Portfolio turnover rate                                  34%(g)            123%(g)
Net assets, end of period (000's)               $    78,840         $   66,780
------------------------------------------------------------------------------




                                                                            YEAR ENDED OCTOBER 31,
                                                ----------------------------------------------------------------------
CLASS T SHARES                                     2002            2001         2000          1999             1998
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   14.95       $   21.75     $   15.66    $    13.63       $    20.94
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                 (0.16)(d)       (0.17)        (0.22)        (0.23)           (0.19)
Net realized and unrealized gain
  (loss) on investments                             (3.56)          (3.23)         6.31          2.26            (4.86)
                                                ---------       ---------     ---------    ----------       ----------
Total from investment operations                    (3.72)          (3.40)         6.09          2.03            (5.05)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                --           (3.40)           --            --            (2.26)
In excess of net realized gains                        --              --(e)         --            --               --
                                                ---------       ---------     ---------    ----------       ----------
Total distributions
  declared to shareholders                             --           (3.40)           --            --            (2.26)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $   11.23       $   14.95     $   21.75    $    15.66       $    13.63
Total return (f)                                   (24.88)%(h)     (17.03)%       38.89%        14.89%(h)       (26.26)%(h)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                         1.46%           1.42%         1.44%         1.53%            1.46%
Net investment loss (i)                             (1.14)%         (0.91)%       (0.99)%       (1.41)%          (1.13)%
Waiver/reimbursement                                 0.03%             --            --          0.01%            0.01%
Portfolio turnover rate                                96%             75%           91%          105%              78%
Net assets, end of period (000's)               $  57,537       $  84,332     $ 125,427    $   87,921       $   95,831
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail A shares were redesignated Liberty Small Company Equity Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                              Columbia Small Company Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:




                                                (UNAUDITED)
                                                SIX MONTHS             PERIOD
                                                  ENDED                 ENDED
                                                 MARCH 31,          SEPTEMBER 30,
CLASS Z SHARES                                   2004 (a)             2003 (b)(c)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     14.85         $     11.79
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.07)(d)           (0.11)(d)
Net realized and unrealized gain
  (loss) on investments                                3.65                3.17
                                                -----------         -----------
Total from investment operations                       3.58                3.06
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                  --                  --
In excess of net realized gains                          --                  --
                                                -----------         -----------
Total distributions
  declared to shareholders                               --                  --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $     18.43         $     14.85
Total return (f)                                      24.11%(g)(h)        25.95%(g)
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                           1.07%(j)            1.12%(j)
Net investment loss (i)                               (0.87)%(j)          (0.93)%(j)
Waiver/reimbursement                                     --%(j)(k)           --
Portfolio turnover rate                                  34%(g)             123%(g)
Net assets, end of period (000's)               $   337,083         $   293,603
-------------------------------------------------------------------------------





                                                                      YEAR ENDED OCTOBER 31,
                                                -----------------------------------------------------------------
CLASS Z SHARES                                    2002           2001         2000          1999          1998
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  15.63      $   22.48     $   16.13    $    13.96    $    21.32
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                (0.11)(d)      (0.10)        (0.12)        (0.16)        (0.14)
Net realized and unrealized gain
  (loss) on investments                            (3.73)         (3.35)         6.47          2.33         (4.96)
                                                --------      ---------     ---------    ----------    ----------
Total from investment operations                   (3.84)         (3.45)         6.35          2.17         (5.10)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                               --          (3.40)           --            --         (2.26)
In excess of net realized gains                       --             --(e)         --            --            --
                                                --------      ---------     ---------    ----------    ----------
Total distributions
  declared to shareholders                            --          (3.40)           --            --         (2.26)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  11.79      $   15.63     $   22.48    $    16.13    $    13.96
Total return (f)                                  (24.62)%(h)    (16.63)%       39.43%        15.54%       (26.00)%
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                        1.04%          1.03%         1.03%         1.12%         1.09%
Net investment loss (i)                            (0.72)%        (0.52)%       (0.58)%       (1.00)%       (0.76)%
Waiver/reimbursement                                0.01%            --            --            --            --
Portfolio turnover rate                               96%            75%           91%          105%           78%
Net assets, end of period (000's)               $217,377      $ 318,414     $ 422,579    $  233,326    $  222,675
-----------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Trust shares were renamed Liberty Small Company Equity Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

IMPORTANT INFORMATION ABOUT THIS REPORT_________________________________________
                                                           Columbia Equity Funds

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110


The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Equity Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

                      This page intentionally left blank.

Photo of eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Equity Funds SEMIANNUAL REPORT, MARCH 31, 2004

                                    PRSRT STD
                                  U.S. Postage
                                      PAID
                                 Holliston, MA
                                 Permit NO. 20

Columbia Funds LOGO

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.426.3750 WWW.COLUMBIAFUNDS.COM

                                                  G-03/624R-0304 (05/04) 04/1036

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the

Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                   Columbia Funds Trust XI
            ------------------------------------------------------------------


By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                         J. Kevin Connaughton, President and Treasurer

Date                             June 7, 2004
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                         J. Kevin Connaughton, President and Treasurer

Date                             June 7, 2004
    --------------------------------------------------------------------------